As filed with the Securities and Exchange Commission on September 29, 2006

                                                          File No. 333-_________

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No. _______
                      Post-Effective Amendment No. _______

                        (Check appropriate box or boxes)

                        PIONEER VARIABLE CONTRACTS TRUST

               (Exact Name of Registrant as Specified in Charter)

                              (617) 742-7825 (Area
                           Code and Telephone Number)

                  60 State Street, Boston, Massachusetts 02109
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                            Dorothy E. Bourassa, Esq.
                   Secretary, Pioneer Variable Contracts Trust
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

Copies to:  Christopher P. Harvey, Esq.
            Wilmer Cutler Pickering Hale and Dorr LLP
            60 State Street
            Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of the Registrant.

It is proposed that this Registration Statement will become effective on October 30, 2006, pursuant to Rule 488 under the Securities Act of 1933, as amended.

                        PIONEER VARIABLE CONTRACTS TRUST



                          COMBINED PROXY STATEMENT OF:



                         PIONEER BALANCED VCT PORTFOLIO

                          PIONEER EUROPE VCT PORTFOLIO

                       PIONEER AMPAC GROWTH VCT PORTFOLIO


                            (each, "your Portfolio")



                                 PROSPECTUS FOR:



                         CLASS I AND CLASS II SHARES OF
               PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO


                         CLASS I AND CLASS II SHARES OF
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO


                               CLASS II SHARES OF
                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO


                 (each, a "Portfolio" or "Pioneer Portfolio" and
             collectively, the "Portfolios" or "Pioneer Portfolios")


             The address and telephone number of each Portfolio is:

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                        PIONEER VARIABLE CONTRACTS TRUST

                         Pioneer Balanced VCT Portfolio
                          Pioneer Europe VCT Portfolio
                       Pioneer AmPac Growth VCT Portfolio

           (each, "your Portfolio" and collectively, the Portfolios")


                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR DECEMBER 5, 2006


To the shareholders of the Portfolios and owners of variable annuity or life insurance contracts having contract values invested in shares of the Portfolios ("contract holders"):

         You are being asked to vote on the proposals listed below on the enclosed proxy/voting instruction card. For contract holders, as indirect participants in one or more Portfolios, your vote will instruct the insurance company that issued your contract how to vote the shares of your Portfolio attributable to your contract at the joint special meeting of shareholders of the Portfolios (the "meeting").

         The meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on December 5, 2006 at 2:00 p.m., Eastern Time, to consider the following:

1. With respect to each Portfolio, a proposal to approve an Agreement and Plan of Reorganization between your Portfolio and a Pioneer Portfolio having a similar investment objective. Under this Agreement and Plan of Reorganization, your Portfolio will transfer all of its assets to a Pioneer Portfolio in exchange for the same class of shares of your Portfolio. Shares of each Pioneer Portfolio will be distributed to your Portfolio's shareholders in proportion to the relative net asset value of their holdings of the applicable class of shares on the closing date of the reorganization. The Pioneer Portfolio also will assume all of your Portfolio's liabilities. Your Portfolio will then be dissolved. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

2.       Any other business that may properly come before the meeting.

         Shareholders of record as of the close of business on October 20, 2006 are entitled to vote at the meeting and any related follow-up meetings.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD. If shareholders do not return their proxies/voting instructions in sufficient numbers, your Portfolio may be required to make additional solicitations.

                                           By order of the Board of Trustees,


                                              Dorothy E. Bourassa, Secretary
                                                 Boston, Massachusetts

                               October [___], 2006

                        PIONEER VARIABLE CONTRACTS TRUST



                          COMBINED PROXY STATEMENT OF:


                         PIONEER BALANCED VCT PORTFOLIO

                          PIONEER EUROPE VCT PORTFOLIO

                       PIONEER AMPAC GROWTH VCT PORTFOLIO


                            (each, "your Portfolio")



                                 PROSPECTUS FOR:


                         CLASS I AND CLASS II SHARES OF
               PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO

                         CLASS I AND CLASS II SHARES OF
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO

                               CLASS II SHARES OF
                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO



                 (each, a "Portfolio" or "Pioneer Portfolio" and
             collectively, the "Portfolios" or "Pioneer Portfolios")



             The address and telephone number of each Portfolio is:

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265



Shares of the Portfolios have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in any Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------
                                                                       Page
--------------------------------------------------------------------------------
INTRODUCTION                                                             [    ]
--------------------------------------------------------------------------------
PROPOSAL 1(a) - PIONEER BALANCED VCT PORTFOLIO                           [    ]
--------------------------------------------------------------------------------
PROPOSAL 1(b) - PIONEER EUROPE VCT PORTFOLIO                             [    ]
--------------------------------------------------------------------------------
PROPOSAL 1(c) - PIONEER AMPAC GROWTH VCT PORTFOLIO                       [    ]
--------------------------------------------------------------------------------
TERMS OF EACH Agreement and Plan of Reorganization                       [    ]
--------------------------------------------------------------------------------
TAX STATUS OF THE REORGANIZATION OF PIONEER BALANCED VCT PORTFOLIO       [    ]
INTO PIONEER IBBOTSON ALLOCATION VCT PORTFOLIO
--------------------------------------------------------------------------------
TAX STATUS OF THE REORGANIZATION OF EACH OF                              [    ]
(1) PIONEER EUROPE VCT PORTFOLIO INTO PIONEER
INTERNATIONAL VCT PORTFOLIO AND
(2) PIONEER AMPAC GROWTH VCT PORTFOLIO INTO PIONEER
OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
--------------------------------------------------------------------------------
VOTING RIGHTS AND REQUIRED VOTE                                          [    ]
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS                              [    ]
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                     [    ]
--------------------------------------------------------------------------------
INFORMATION CONCERNING THE MEETING                                       [    ]
--------------------------------------------------------------------------------
OWNERSHIP OF SHARES OF THE PORTFOLIOS                                    [    ]
--------------------------------------------------------------------------------
EXPERTS                                                                  [    ]
--------------------------------------------------------------------------------
AVAILABLE INFORMATION                                                    [    ]
--------------------------------------------------------------------------------
Appendix - Information about the Underlying Funds (Proposal 1(a) only)   [    ]
--------------------------------------------------------------------------------
Exhibit A - Form of Agreement and Plan of Reorganization                    A-1
--------------------------------------------------------------------------------
Exhibit B - Portfolio Management Discussion of Portfolio Performance        B-1
--------------------------------------------------------------------------------

                                  INTRODUCTION



         This combined proxy statement/prospectus, dated October [___], 2006 (the "Proxy Statement/Prospectus"), is being furnished to shareholders of your Portfolio in connection with the solicitation by the Board of Trustees (the "Board" or the "Trustees") of Pioneer Variable Contracts Trust of proxies to be used at a joint special meeting of shareholders of your Portfolio to be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on December 5, 2006, at 2:00 p.m., Eastern Time. The Proxy Statement/Prospectus is being mailed to the shareholders of your Portfolio on or about October [__], 2006.

         Shares of the Portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts issued by such companies ("Variable Contracts") and are additionally offered to pension and retirement plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") ("Qualified Plans"). If you are an owner of a Variable Contract ("contract holder"), you are being asked by your insurance company for instructions as to how to vote the shares of your Portfolio that are attributable to your Variable Contract. Although shares of the Portfolios are sold only to insurance companies and Qualified Plans, which entities are considered to be the "shareholders of record" entitled to be present and vote at the meeting, contract holders have the right to instruct the insurance companies how to vote Portfolio shares attributable to their Variable Contracts with respect to the applicable proposal(s) set forth in this Proxy Statement/Prospectus. Therefore, for convenience, contract owners are referred to herein as "shareholders" and providing "votes" unless otherwise indicated.

         The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization that provides for the reorganization of your Portfolio into a corresponding Pioneer Portfolio (each, a "Reorganization"). Please read the entire Proxy Statement/Prospectus carefully, including the Appendix, Exhibit A and Exhibit B, because they are a part of this Proxy Statement/Prospectus and contain details that are not in the summary.

         The following table indicates (a) the corresponding Pioneer Portfolio's shares that shareholders would receive if the Agreement and Plan of Reorganization is approved, (b) which shareholders may vote on each proposal, and (c) what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. On each proposal, all shareholders of a Portfolio, regardless of the class of shares held, will vote together as a single class. You should read carefully the specific discussion regarding your Portfolio's Reorganization.

=======================================================================================================================
                      Your Portfolio                Corresponding Pioneer        Shareholders Entitled to        Page
                                                    Portfolio                    Vote
=======================================================================================================================
PROPOSAL 1(a)         Pioneer Balanced VCT          Pioneer Ibbotson Moderate    Pioneer Balanced VCT            [  ]
                      Portfolio                     Allocation VCT Portfolio     Portfolio
=======================================================================================================================
PROPOSAL 1(b)         Pioneer Europe VCT Portfolio  Pioneer International Value  Pioneer Europe VCT Portfolio    [  ]
                                                    VCT Portfolio
=======================================================================================================================
PROPOSAL 1(c)         Pioneer AmPac Growth VCT      Pioneer Oak Ridge Large Cap  Pioneer AmPac Growth VCT        [  ]
                      Portfolio                     Growth VCT Portfolio         Portfolio
=======================================================================================================================

       The date of this Proxy Statement/Prospectus is October [__], 2006.

         This Proxy Statement/Prospectus sets forth the information about each Pioneer Portfolio that a prospective investor ought to know before investing and should be retained for future reference. Additional information about the Portfolios and each Pioneer Portfolio has been filed with the SEC
(http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More Information" below.


============================================================================================================
WHERE TO GET MORE INFORMATION
============================================================================================================
Each Pioneer Portfolio's current prospectus, and    On file with the SEC (http://www.sec.gov) and available
any applicable supplements.                         at no charge by calling our toll-free number:
                                                    1-800-622-3265.

Each Pioneer Portfolio's current statement of       On file with the SEC (http://www.sec.gov) and available
additional information, and any applicable          at no charge by calling our toll-free number:
supplements.                                        1-800-622-3265.  See "Available Information."

Each Pioneer Portfolio's most recent annual and     On file with the SEC (http://www.sec.gov) and available
semi-annual reports to shareholders.                at no charge by calling our toll-free number:
                                                    1-800-622-3265.  See "Available Information."
============================================================================================================
A statement of additional information for this      On file with the SEC (http://www.sec.gov) and available
Proxy Statement/Prospectus (the "SAI"), dated       at no charge by calling our toll-free number:
October [__], 2006. It contains additional          1-800-622-3265.  This SAI is incorporated by reference
information about the Pioneer Portfolios.           into this Proxy Statement/Prospectus.
============================================================================================================
To ask questions about this Proxy                   Call our toll-free telephone number: 1-800-622-3265.
Statement/Prospectus.
============================================================================================================


How Each Reorganization Will Work

     o Your Portfolio will transfer all of its assets to a corresponding Pioneer Portfolio in exchange for shares of the Pioneer Portfolio and the assumption by the Pioneer Portfolio of all of your Portfolio's liabilities.

     o Shares of the corresponding Pioneer Portfolio will be distributed to your Portfolio's shareholders of record (not contract holders) in proportion to their holdings of the applicable class of shares of your Portfolio on the closing date of the Reorganization (the "Closing Date"). These shares will be distributed to shareholders of record in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, each shareholder of record will hold shares of the corresponding Pioneer Portfolio with the same aggregate net asset value as their holdings of the applicable class of shares of your Portfolio immediately prior to the Reorganization.

     o   Your Portfolio will be dissolved after the Closing Date.

     o The Reorganization of each Portfolio would be conditioned upon the approval of its shareholders, but any Reorganization could proceed whether or not any other Reorganization is approved.

     o The Reorganizations of each of Pioneer Europe VCT Portfolio into Pioneer International Value VCT Portfolio and Pioneer AmPac Growth VCT Portfolio into Pioneer Oak Ridge Large Cap Growth VCT Portfolio will result in no income, gain or loss being recognized for federal income tax purposes by any of the Pioneer Portfolios or the shareholders of the Portfolios.

     o The Reorganization of Pioneer Balanced VCT Portfolio into Pioneer Ibbotson Moderate Allocation VCT Portfolio is expected to be a taxable transaction for federal income tax purposes. Prior to the transfer of its assets in the Reorganization, Pioneer Balanced VCT Portfolio intends to sell all of its securities for cash in taxable transactions and to make taxable distributions to its shareholders of record in an amount equal to its net income and gain for its last taxable year. Generally, however, contract holders and investors in Qualified Plans ("plan participants") will not be taxable on the income and gain from these transactions, provided that their Variable Contracts or Qualified Plans have been properly structured and maintained and such contract holders and plan participants are not otherwise already subject to tax on the income and gain attributable to such contracts and plans. (See "Tax Status of the Reorganization of Pioneer Balanced VCT Portfolio into Pioneer Ibbotson Moderate Allocation VCT Portfolio" for a complete description of the tax consequences of these transactions.)

     o In recommending each of the Reorganizations, the Board of Trustees of each Portfolio, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolios, Pioneer Investment Management, Inc., the Portfolios' investment adviser ("Pioneer"), or Pioneer Funds Distributor, Inc., the Portfolios' principal underwriter and distributor ("PFD") (the "Independent Trustees") have determined that the Reorganization is in the best interest of each Portfolio and will not dilute the interests of shareholders of each Portfolio. The Trustees have made this determination based on factors that are discussed below and in greater detail under each proposal.

Why Your Portfolio's Trustees Recommend the Reorganizations

         The Trustees of your Portfolio believe that reorganizing your Portfolio into a similarly managed Pioneer Portfolio offers you potential benefits. These potential benefits and other factors considered by the Trustees include:

     o The opportunity to be part of a combined Pioneer Portfolio with substantially greater assets that may be better positioned in the market to further increase asset size and achieve economies of scale. Economies of scale have potential benefits to the combined portfolio in two ways. First, a larger portfolio, which trades in larger blocks of securities, will be able to hold larger positions in individual securities and, consequently, have an enhanced ability to achieve better net prices on securities trades. In addition, each Portfolio incurs substantial operating costs for insurance, accounting, legal, and custodial services. The combined portfolio resulting from each Reorganization may spread fixed expenses over a larger asset base, potentially contributing to a lower expense ratio in the long term than your Portfolio would achieve separately.

     o The Reorganization of each of Pioneer Europe VCT Portfolio into Pioneer International Value VCT Portfolio and Pioneer AmPac Growth VCT Portfolio into Pioneer Oak Ridge Large Cap Growth VCT Portfolio will qualify as a tax-free reorganization under Section 368(a) of the Code and therefore will not be treated as a taxable sale of your Portfolio's shares. Because Pioneer Balanced VCT Portfolio invests directly in securities and Pioneer Ibbotson Moderate Allocation VCT Portfolio is currently permitted to invest only in underlying funds, Pioneer Balanced VCT Portfolio must sell all of its securities in taxable transactions prior to its Reorganization and make distributions in an amount equal to its net income and gain for its last taxable year. As a result, the Reorganization of Pioneer Balanced VCT Portfolio into Pioneer Ibbotson Moderate Allocation VCT Portfolio will not qualify as a tax-free reorganization under the Code. Nevertheless, neither Pioneer Balanced VCT Portfolio nor Pioneer Ibbotson Moderate Allocation VCT Portfolio should incur any federal income tax liability as a result of the sale of these securities or the Reorganization. In addition, while shareholders of record of Pioneer Balanced VCT Portfolio will recognize taxable income, gain or loss as a result of the distributions and the Reorganization, (1) the contract holders will not be taxable on the income, gain or loss recognized by the insurance company separate accounts resulting from the distributions and the Reorganization if the variable contracts meet all of the tax requirements to be treated as variable contracts that are based upon diversified segregated assets accounts as provided for in Section 817 of the Code and the contract holders are not otherwise already subject to tax on the income attributable to, or an increase in the value of, their contracts, and
         (2) plan participants will not, prior to the time that plan participants receive a distribution from the Qualified Plan, be taxable on or on account of the income, gain or loss recognized by the Qualified Plans in which the plan participants have a beneficial interest as a result of either the distributions or the Reorganization if such plans meet all of the requirements to be a qualified pension or retirement plan pursuant to
         Section 401(a) of the Code.

     o The pro forma expense ratio for each of the combined Pioneer Portfolio's class of shares is anticipated to be the same or lower than the historical expense ratio of the corresponding class of the Portfolio being acquired after giving effect to any applicable expense limitation.

         Therefore, your Portfolio's Trustees recommend that you vote FOR the Reorganization of your Portfolio into its corresponding Pioneer Portfolio. For further information, please see the individual description of the proposal affecting your Portfolio contained in this Proxy Statement/Prospectus.

What are the Federal Income Tax Consequences of the Reorganizations?

         The Reorganization of each of Pioneer Europe VCT Portfolio into Pioneer International Value VCT Portfolio and Pioneer AmPac Growth VCT Portfolio into Pioneer Oak Ridge Large Cap Growth VCT Portfolio will result in no income, gain or loss being recognized for federal income tax purposes by any of the Portfolios or their shareholders as a direct result of the Reorganizations.

         The sale of all of the securities of Pioneer Balanced VCT Portfolio, distributions of the net income and gain of Pioneer Balanced VCT Portfolio for its last taxable year and the Reorganization of Pioneer Balanced VCT Portfolio into Pioneer Ibbotson Moderate Allocation VCT Portfolio are expected to be taxable transactions for federal income tax purposes. Generally, however, contract holders and plan participants will not be taxable on the income and gain from these transactions, provided that their Variable Contracts or Qualified Plans have been properly structured and maintained and such contract holders and plan participants are not otherwise already subject to tax on the income and gain attributable to such contracts and plans. (See "Tax Status of the Reorganization of Pioneer Balanced VCT Portfolio into Pioneer Ibbotson Moderate Allocation VCT Portfolio" for a complete description of the tax consequences of these transactions.)


Who Bears the Expenses Associated with the Reorganizations?


         Pioneer has agreed to pay 50% of the costs of preparing and printing this Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganizations. With respect to each Reorganization, each Portfolio will pay an equal portion of the remaining 50% of the costs incurred in connection with such Reorganization.


What Happens if a Reorganization is Not Approved?


         If the required approval of shareholders of your Portfolio is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, and your Portfolio will continue to engage in business as a separate mutual fund and the Board will consider what further action may be appropriate.

Who is Eligible to Vote?


         Shareholders of record on October 20, 2006 (the "record date") are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies/instruction forms, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign an instruction card but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization relating to your Portfolio. If any other business comes before the meeting, your shares will be voted at the discretion of the persons with the authority to act as your proxies.


         If you are a contract holder having a Variable Contract value allocated to shares of a Portfolio as of the above record date, the insurance company that issued your Variable Contract is the record owner of shares (the "shareholder of record," as discussed above) of your Portfolio. By completing and returning the enclosed voting instruction card, you will instruct the insurance company how to vote the shares of your Portfolio attributable to your Variable Contract.

                         PIONEER BALANCED VCT PORTFOLIO
                                       AND
               PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO

                                  PROPOSAL 1(a)

                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION



                                     SUMMARY

         The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

         If Proposal 1(a) is approved, your Portfolio will be reorganized into Pioneer Ibbotson Moderate Allocation VCT Portfolio, as described above.

         Each Portfolio has a similar investment objective of seeking capital growth and current income. In seeking to achieve this investment objective, each Portfolio allocates its assets between equity and debt securities. However, your Portfolio invests directly in equity and debt securities while Pioneer Ibbotson Moderate Allocation VCT Portfolio invests in a portfolio of underlying funds that invest in such securities, and is therefore subject to additional risks and costs associated with such investments.

         The table below provides a comparison of the two Portfolios. In the table below, if a row extends across the entire table, the policy disclosed applies to both your Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio.

                  Comparison of Pioneer Balanced VCT Portfolio
              to Pioneer Ibbotson Moderate Allocation VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer Balanced VCT Portfolio                 Pioneer Ibbotson Moderate Allocation VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Business              Each Portfolio is a diversified series of Pioneer Variable Contracts Trust, an open-end investment management company organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets, as of     $38.8 million                                   $38.6 million
June 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser    Investment Adviser:
                      Pioneer Investment Management, Inc. ("Pioneer")
                      --------------------------------------------------------------------------------------------------------------
                                                                      Investment Subadviser:
                                                                      Ibbotson Associates Advisors, LLC ("Ibbotson")
------------------------------------------------------------------------------------------------------------------------------------
Portfolio manager     Portfolio Manager:                              Portfolio Manager:
                      Day-to-day management of the Portfolio is the   Day-to-day management of the Portfolio is the
                      responsibility of co-managers Timothy           responsibility of Ibbotson's Investment Committee
                      Mulrenan (equity securities) and Richard        headed by Roger Ibbotson. Roger Ibbotson founded
                      Schlanger (Fixed income securities). Mr.        Ibbotson in 1977 and is the firm's Chairman.  Peng
                      Mulrenan and Mr. Schlanger are supported by     Chen, Ph.D., managing director and chief investment
                      the Fixed income team and the domestic equity   officer at Ibbotson, conducts research projects on
                      team. Members of these teams manage other       asset allocation, portfolio risk measurement,
                      Pioneer funds that invest primarily in Fixed    nontraditional assets, and global Financial markets.
                      income securities and U.S. equity securities,   Dr. Chen joined Ibbotson in 1997.  Scott Wentsel,
                      respectively. The portfolio managers and the    senior portfolio manager, is responsible for
                      team also may draw upon the research and        management of the firm's fund-of-funds business that

------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer Balanced VCT Portfolio                 Pioneer Ibbotson Moderate Allocation VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                      investment management expertise of the global   business that includes oversight of its investment
                      research team, which provides fundamental       management staff and process.  Prior to joining Ibbotson
                      research on companies and includes members      in 2005, Mr. Wentsel was an executive director with
                      from Pioneer's affiliate, Pioneer Investment    Morgan Stanley where he worked primarily on Van
                      Management Limited. Mr. Mulrenan is a vice      Kampen Investments' asset management business.   Mr.
                      president.  He joined Pioneer in 1997 as an     Wentsel has over 20 years of investment industry
                      analyst and has managed portfolios since        experience.  Alexander E. Kaye, portfolio manager,
                      1998. Mr. Schlanger is a vice president. He     is responsible for managing the delivery of
                      joined Pioneer as a portfolio manager in 1988   fund-of-funds programs for institutional and retail
                      after spending 12 years with Irving Trust       clients, which includes asset allocation modeling,
                      Company in New York, where he had overall       portfolio construction, fund classification and
                      responsibility for managing nearly $1.5         manager due diligence. Prior to joining Ibbotson in
                      billion in Fexed income assets.                 2004, Mr. Kaye was an account manager at UBS Global
                                                                      Asset Management, where he managed client
                                                                      relationships for subadvisory and institutional
                                                                      clients.  Brian Huckstep, portfolio manager, is
                                                                      responsible for managing the delivery of
                                                                      fund-of-funds programs for institutional and retail
                                                                      clients, which includes asset allocation modeling,
                                                                      portfolio construction, fund classification, and
                                                                      manager due diligence.  Prior to joining Ibbotson in
                                                                      2005, Mr. Huckstep was Director of Data Acquisition
                                                                      at Morningstar for two years, where he managed the
                                                                      portfolio collection and quantitative analysis
                                                                      function for five international offices.  Mr.
                                                                      Huckstep also spent nine years at Northern Trust in
                                                                      product manager and analyst roles for institutional
                                                                      custody clients.
------------------------------------------------------------------------------------------------------------------------------------
Investment            The Portfolio seeks capital growth and          The Portfolio seeks long-term capital growth and
objective             current income by actively managing             current income.
                      investments in a diversified portfolio of
                      equity securities and bonds.
------------------------------------------------------------------------------------------------------------------------------------
Primary               Pioneer allocates the Portfolio's assets        The Portfolio seeks to achieve its objective by
investments           between equity and debt securities based on     investing in a portfolio of underlying funds. These
                      its assessment of current business, economic    underlying funds, in turn, invest in a variety of
                      and market conditions.  Normally, equity and    U.S. and foreign equity, debt and money market
                      debt securities each represent 35% to 65% of    securities.
                      the Portfolio's net assets.
                                                                      Under normal circumstances, the Portfolio invests
                      For purposes of the Portfolio's investment      its assets among asset classes in the following
                      policies, equity investments include common     ranges: equity fund allocation (50-70%) and fixed
                      stocks, convertible debt, equity interests in   income fund allocation (30-50%).
                      real estate investment trusts (REITs), and
                      securities with common stock characteristics,   The Portfolio invests its assets in underlying
                      such as exchange-traded funds (ETFs) that       mutual funds within the following ranges:
                      invest primarily in equity securities and
                      preferred stocks.                               Fund Name                   Percentage of
                                                                                                  Fund Holdings
                      The Portfolio's investments in debt
                      securities include U.S. government              Pioneer Fund                              0-20%
                      securities, corporate debt securities,
                      mortgage- and asset- backed securities,         Pioneer Research Fund                     0-20%
                      short-term debt securities, cash and cash
                      equivalents. Cash and cash equivalents          Pioneer Oak Ridge Large Cap               0-20%
                      include cash balances, accrued interest and     Growth Fund
                      receivables for items such as the proceeds,
                      not yet received, from the sale of the          Pioneer AmPac Growth Fund                 0-20%
                      Portfolio's investments.
                                                                      Pioneer Value Fund                        0-20%
                      Debt securities in which the Portfolio
                      invests may have fixed or variable principal    Pioneer Cullen Value Fund                 0-20%
                      payments and all types of interest rate
                      payment and reset terms, including fixed rate,  Pioneer Mid Cap Growth Fund               0-20%
                      adjustable rate, zero coupon, contingent,
                      deferred, payment-in-kind and auction           Pioneer Mid Cap Value Fund                0-20%
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

------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer Balanced VCT Portfolio                 Pioneer Ibbotson Moderate Allocation VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                      rate features.                                  Pioneer Small and Mid Cap Growth          0-20%
                                                                      Fund
                      The Portfolio may invest up to 25% of its
                      total assets in equity and debt securities of   Pioneer Small Cap Value Fund              0-20%
                      non-U.S. issuers. The Portfolio will not
                      invest more than 5% of its total assets in      Pioneer International Equity Fund         0-20%
                      the securities of emerging markets issuers.
                      The Portfolio invests in non-U.S. securities    Pioneer Europe Select Equity Fund         0-20%
                      to diversify its portfolio when they offer
                      similar or greater potential for capital        Pioneer Emerging Markets Fund             0-20%
                      appreciation.
                                                                      Pioneer Real Estate Shares                0-20%
                      The Portfolio may invest in U.S. government
                      securities. U.S. government securities          Pioneer Focused Equity Fund               0-25%
                      include obligations: directly issued by or
                      supported by the full faith and credit of the   Pioneer Growth Opportunities Fund         0-25%
                      U.S. government, like Treasury bills, notes
                      and bonds and Government National Mortgage      Pioneer Government Income Fund            0-25%
                      Association certificates; supported by the
                      right of the issuer to borrow from the U.S.     Pioneer High Yield Fund                   0-20%
                      Treasury, like those of the Federal Home Loan
                      Banks; supported by the discretionary           Pioneer Bond Fund                         0-25%
                      authority of the U.S. government to purchase
                      the agency's securities like those of the       Pioneer Strategic Income Fund             0-25%
                      Federal National Mortgage Association; or
                      supported only by the credit of the issuer      Pioneer Short Term Income Fund            0-25%
                      itself, like the Tennessee Valley Authority.
                                                                      Pioneer Cash Reserves Fund                0-20%
                      The Portfolio may invest in mortgage-backed
                      and asset-backed securities. Mortgage-related   The investment policies of the various underlying
                      securities may be issued by private companies   funds are described in the section called
                      or by agencies of the U.S. government and       "Information about the Underlying Funds (in Pioneer
                      represent direct or indirect participation      Ibbotson Moderation Allocation VCT Portfolio),"
                      in, or are collateralized by and payable        which is attached as an Appendix to the Proxy
                      from, mortgage loans secured by real            Statement/Prospectus and is considered a part of
                      property. Asset-backed securities represent     this Proxy Statement/Prospectus.
                      participations in, or are secured by and
                      payable from, assets such as installment
                      sales or loan contracts, leases, credit card
                      receivables and other categories of
                      receivables.
------------------------------------------------------------------------------------------------------------------------------------
Investment            Pioneer allocates the Portfolio's assets        Pioneer allocates the Portfolio's assets among the
strategies            between equity and debt securities based on     broad assets classes of equity, fixed income and
                      its assessment of current business, economic    short-term (money market) investments by investing
                      and market conditions.                          in a distinctly weighted combination of underlying
                                                                      funds.  These underlying funds, in turn, invest in a
                      In selecting equity securities, Pioneer seeks   variety of U.S. and foreign equity, fixed income and
                      securities selling at reasonable prices and     money market securities.  The intended benefit of
                      then holds these securities until the market    asset allocation is that the diversification
                      values reflect their intrinsic values. Pioneer  provided by allocating assets among asset classes,
                      evaluates a security's potential value,         such as equity and debt securities, reduces
                      including the attractiveness of its market      volatility over the long-term.
                      valuation, based on the company's assets and
                      prospects for earnings growth. In making that   Pioneer has engaged Ibbotson to act as subadviser to
                      assessment, Pioneer employs due diligence and   the Portfolio and allocate, subject to Pioneer's
                      fundamental research, an evaluation of the      supervision, the Portfolio's assets among the
                      issuer based on its financial statements and    underlying funds.  Ibbotson uses a two-step asset
                      operations.                                     allocation process:

                      Pioneer also considers a security's potential   First, Ibbotson seeks to develop an optimal model
                      to provide a reasonable amount of income.       allocation among underlying funds in different asset
                      Pioneer focuses on the quality and price of     classes using an analysis that looks at forecast
                      individual issuers, not on economic sector or   returns, standard deviations in historical returns
                      market-timing strategies. Factors Pioneer       and the correlation of the performance of different
                      looks for in selecting equity investments       market sectors. The goal of this process is to
                      include:                                        identify a combination of investments in
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer Balanced VCT Portfolio                 Pioneer Ibbotson Moderate Allocation VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                      differentmarket sectors that is expected to maximize
                         o     Favorable expected returns relative    return for a given level of risk or minimize risk for a
                               to perceived risk                      given level of return.
                         o     Above average potential for earnings
                               and revenue growth                     Having determined the allocation of the Portfolio's
                         o     Low market valuations relative to      assets among the asset classes, Ibbotson then
                               earnings forecast, book value, cash    invests the assets allocated to a particular sector
                               flow and sales                         among underlying funds that invest in that sector.
                         o     A sustainable competitive advantage,   Pioneer and Ibbotson agree from time to time upon
                               such as a brand name, customer         the universe of mutual funds that Ibbotson may
                               base, proprietary technology or        consider when making allocation decisions.
                               economies of scale                     Ibbotson's analysis in selecting and weighting the
                                                                      underlying funds from that universe includes
                      In selecting debt securities, Pioneer           historical returns-based style analysis, asset
                      considers both broad economic factors and       performance, regression and attribution analyses,
                      issuer specific factors. In assessing the       manager interviews, relative and absolute
                      appropriate maturity and sector weighting of    performance, including correlations with other
                      the debt portion of the Portfolio, Pioneer      underlying funds as well as corresponding
                      considers a variety of factors that are         benchmarks, and historical volatility (the
                      expected to influence economic activity and     variability of returns from one period to the
                      interest rates. These factors include           next).  Ibbotson seeks a combination of underlying
                      fundamental economic indicators, such as the    funds that it believes will optimize returns, given
                      rates of economic growth and inflation,         the Portfolio's risk profile.  When considering
                      Federal Reserve monetary policy and the         equity funds, Ibbotson focuses on the underlying
                      relative value of the U.S. dollar compared to   funds' foreign and domestic exposure, market
                      other currencies. Once Pioneer determines the   capitalization ranges, and investment style (growth
                      preferable portfolio characteristics, Pioneer   versus value).  When considering bond funds,
                      selects individual securities based upon the    Ibbotson's primary focus is the overall level of
                      terms of the securities (such as yields         risk in the type of fixed income securities in which
                      compared to U.S. Treasuries or comparable       the underlying funds invest and on maximizing
                      issues), liquidity, sector and issuer           current income and long-term capital gain.
                      diversification. Pioneer also employs
                      fundamental research and due diligence to       Based on the target allocations, the Portfolio will
                      assess an issuer's credit quality, taking       invest the proceeds from the sale of its shares,
                      into account financial condition and            reinvested dividends from the underlying funds and
                      profitability, future capital needs, potential  other income, and redeem investments in the
                      for change in rating, industry outlook, the     underlying funds to provide the cash necessary to
                      competitive environment and management          satisfy redemption requests for Portfolio shares.
                      ability.                                        However, the portion of the Portfolio's net assets
                                                                      represented by an underlying fund or asset class
                      Pioneer generally sells a portfolio security    could differ substantially over time from the target
                      when it believes that the issuer no longer      allocation as the underlying funds' asset values
                      offers the potential for above average          change due to market movements and portfolio
                      earnings and revenue growth. Pioneer makes      management decisions.
                      that determination based upon the same
                      criteria it uses to select portfolio            Periodically, Ibbotson will re-evaluate the
                      securities.                                     Portfolio's target asset allocation and may
                                                                      recommend the rebalancing of the Portfolio's assets
                      In making portfolio decisions, Pioneer relies   among asset classes and underlying funds to reflect
                      on the knowledge, experience and judgment of    changes in the target allocations or to reallocate
                      its staff and the staff of its affiliates who   the Portfolio's holdings to match the target
                      have access to a wide variety of research.      allocation.  The Portfolio may change its target
                                                                      allocation to each asset class, the underlying funds
                                                                      in each asset class (including adding or deleting
                                                                      funds) or target allocations to each underlying fund
                                                                      without prior approval from or notice to
                                                                      shareholders.

                                                                      Decisions to sell shares of the underlying funds are
                                                                      made for cash flow purposes, such as redemptions or
                                                                      expenses, as a result of periodic rebalancing of the
                                                                      Portfolio's portfolio holdings, or as an adjustment
                                                                      to an underlying fund's target allocation based on
                                                                      Ibbotson's view of the Portfolio's characteristics
                                                                      and other allocation criteria.

                                                                      Initially, the Portfolio will invest solely in other
                                                                      Pioneer funds.  Pioneer is seeking an exemptive
                                                                      order and the SEC has issued a rule each of which
                                                                      would allow the Portfolio
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer Balanced VCT Portfolio                 Pioneer Ibbotson Moderate Allocation VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                      to invest in underlying funds that are either
                                                                      managed by Pioneer or managed by an investment
                                                                      adviser not affiliated with Pioneer. There can be no
                                                                      assurances that Pioneer will ultimately be granted
                                                                      the exemptive order. Ibbotson may add funds that are
                                                                      not managed by Pioneer to the list of potential
                                                                      underlying funds in accordance with the rule or the
                                                                      terms of the order if granted.
------------------------------------------------------------------------------------------------------------------------------------
Other investments     Up to 10% of the Portfolio's total assets may   See below.
                      be invested in debt securities rated below
                      investment grade, including convertible debt.
                      A debt security is investment grade if it is
                      rated in one of the top four categories by a
                      nationally recognized statistical rating
                      organization or determined to be of
                      equivalent credit quality by Pioneer. Debt
                      securities rated below investment grade are
                      commonly referred to as "junk bonds" and are
                      considered speculative. Below investment
                      grade debt securities involve greater risk of
                      loss, are subject to greater price volatility
                      and are less liquid, especially during
                      periods of economic uncertainty or change,
                      than higher quality debt securities.

                      The Portfolio may invest up to 20% of its
                      total assets in REITs. REITs are companies
                      that invest primarily in real estate or real
                      estate related loans. Investing in REITs
                      involves unique risks. They are significantly
                      affected by the market for real estate and
                      are dependent upon management skills and cash
                      flow. In addition to its own expenses, the
                      Portfolio will indirectly bear its
                      proportionate share of any management and
                      other expenses paid by REITs in which it
                      invests.
------------------------------------------------------------------------------------------------------------------------------------
Temporary             Normally, the Portfolio invests substantially   Normally, the Portfolio invests substantially all of
defensive             all of its assets to meet its investment        its assets in underlying funds to meet its
strategies            objective. The Portfolio may invest the         investment objective.  However, the Portfolio may
                      remainder of their assets in securities with    invest a portion of its assets in cash, cash
                      remaining maturities of less than one year,     equivalents or in money market funds.  The
                      cash equivalents or may hold cash. For          underlying funds may also invest a portion of their
                      temporary defensive purposes, including         assets in money market funds, securities with
                      during periods of unusual cash flows, the       remaining maturities of less than one year, cash
                      Portfolio may depart from its principal         equivalents or may hold cash.  For temporary
                      investment strategies and invest part or all    defensive purposes, including during periods of
                      of its assets in these securities or may hold   unusual cash flows, the Portfolio and each of the
                      cash. During such periods, the Portfolio may    underlying funds may depart from their principal
                      not be able to achieve its investment           investment strategies and invest part or all of
                      objective. The Portfolio intends to adopt a     their assets in these securities or may hold cash.
                      defensive strategy when Pioneer believes        During such periods, the Portfolio may not be able
                      securities in which the Portfolio normally      to achieve its investment objective.  The Portfolio
                      invests have extraordinary risks due to         intends to adopt a defensive strategy when Pioneer
                      political or economic factors and in other      or Ibbotson believes securities in which the
                      extraordinary circumstances.                    Portfolio normally invests have extraordinary risks
                                                                      due to political or economic factors and in other
                                                                      extraordinary circumstances.
------------------------------------------------------------------------------------------------------------------------------------
                                                   Classes of Shares, Fees and Expenses
------------------------------------------------------------------------------------------------------------------------------------
Sales charges         The Class I and/or Class II shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio you receive in the Reorganization will not be subject to any sales charge.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer Balanced VCT Portfolio                 Pioneer Ibbotson Moderate Allocation VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Management fees       Pioneer's annual fee is equal to 0.65% of the   Pioneer's annual fee is equal to 0.13% on
                      Portfolio's average daily net assets. The fee   investments in underlying funds managed by Pioneer
                      is computed daily and paid monthly.             (and cash) and 0.17% on other investments for net
                                                                      assets up to $2.5 billion; 0.11% on investments in
                                                                      underlying funds managed by Pioneer (and cash) and
                                                                      0.14% on other investments for net assets over $2.5
                                                                      billion and up to $4 billion; 0.10% on investments
                                                                      in underlying funds managed by Pioneer (and cash)
                                                                      and 0.12% on other investments for net assets over
                                                                      $4 billion and up to $5.5 billion; 0.08% on
                                                                      investments in underlying funds managed by Pioneer
                                                                      (and cash) and 0.10% on other investments for net
                                                                      assets over $5.5 billion and up to $7 billion; and
                                                                      0.08% on investments in underlying funds managed by
                                                                      Pioneer (and cash) and 0.09% on other investments
                                                                      for net assets over $7 billion.

                                                                      Since all of the underlying funds are managed by
                                                                      Pioneer, the management fee will be 0.13% of average
                                                                      daily net assets. The fee is computed daily and paid
                                                                      monthly.
------------------------------------------------------------------------------------------------------------------------------------
                      A discussion regarding the basis for the        A discussion regarding the basis for the Board of
                      Board of Trustees' approval of the management   Trustees' approval of the management contract is
                      contract is available in Pioneer Balanced VCT   available in Pioneer Ibbotson Moderate Allocation
                      Portfolio's December 31, 2005 annual report     VCT Portfolio's January 31, 2006 semi-annual report
                      to shareholders.                                to shareholders.
------------------------------------------------------------------------------------------------------------------------------------
Distribution and      Class I shares of each Portfolio are not subject to a Rule 12b-1 fee.  Each Portfolio has adopted a
service (12b-1)       plan of distribution for Class II shares in accordance with Rule 12b-1 under the 1940 Act.  Under
fee                   each plan, the Portfolio pays to Pioneer Funds Distributor, Inc., a distribution fee of 0.25% of the
                      average daily net assets attributable to Class II shares.   Because these fees are an ongoing
                      expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
                                                 Buying and Selling Shares
------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer Balanced VCT Portfolio                 Pioneer Ibbotson Moderate Allocation VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Buying shares         Each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans.  Shares of
                      the Portfolios are sold at net asset value. Investments each Portfolio are expressed in terms of the full and fractional shares of the Portfolio purchased.  Investments in a Portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the Portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a Portfolio. The offering of shares of any Portfolio may be suspended for a period of time and each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares        Shares of each Portfolio may be sold on any business day.  Portfolio shares are sold at net asset value next determined after receipt by the Portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's variable contract.  Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a Portfolio but in no event later than seven days following receipt of instructions.  Each Portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the
                      SEC determines an emergency or other circumstances exist that make it impracticable for the
                      Portfolio to sell or value its investments.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

         Because each Portfolio has similar investment objectives and investment strategies, the Portfolios are also subject to some of the same risks. You could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o The Portfolio's equity investments do not have the growth potential or value characteristics originally expected

     o Equity investments selected for income do not achieve the same return as investments selected for capital growth

     o The types of investments in which the Portfolio invests or the Portfolio's investment approach fall out of favor with investors

         Risks of debt securities. Each Portfolio has risks associated with investing directly or indirectly in debt securities. Each Portfolio could underperform other investments if:

     o Interest rates go up causing the value of the Portfolio's investments to decline

     o The issuer of a debt security owned directly or indirectly by the Portfolio defaults on its obligation to pay principal or interest or has its credit rating downgraded

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Portfolio to reinvest in lower yielding investments. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     o Pioneer's or Ibbotson's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

         Non-U.S. securities risks. Each Portfolio may invest in non-U.S. securities, directly or indirectly. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Portfolio invests significantly in one region or country. These risks may include the following:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer or an underlying fund's manager may not be able to sell the Portfolio's investments at times, in amounts and at prices it considers reasonable

     o Adverse effects of currency exchange rates or controls on the value of the Portfolio's investments

     o The possibility that a counterparty may not complete a currency or securities transaction

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Portfolio's return


         Risks of REITs. Both Portfolios may invest directly or indirectly in REITs but to different degrees. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, each Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

         Market segment risks. To the extent either Portfolio emphasizes, from time to time, investments in a market segment, the Portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Additional Principal Risks of Investing in Pioneer Balanced VCT Portfolio

         Risks of mortgage- and asset-backed securities and mortgage derivatives. Certain debt instruments may pay principal only at maturity or may represent the right to receive payments only of principal or payments only of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically periods of changing interest rates than debt securities that pay both principal and interest during. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

         The Portfolio may invest in mortgage derivatives and structured securities that have imbedded leverage features. As a result, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Additional Principal Risks of Investing in Pioneer Ibbotson Moderate Allocation VCT Portfolio

         Fund of funds structure and layering of fees. The Portfolio is structured as a fund of funds. The Portfolio's investments are focused in the underlying funds, so the Portfolio's investment performance is directly related to the performance of the underlying funds. The Portfolio's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the Portfolio invests. Since the Portfolio mainly invests in the underlying funds, as opposed to other types of securities, the Portfolio does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the Portfolio and the underlying funds.

         The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose.

         Currently, Pioneer manages all of the underlying funds in which the Portfolio invests. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

         Risks of smaller companies. Compared to large companies, small and mid-sized companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o   Have more limited product lines and capital resources

     o   Experience sharper swing in market values

     o Be harder to sell at the times and prices the manager of the underlying fund thinks is appropriate

     o   Offer greater potential for loss than other U.S. equity securities

         Risks of high yield/below investment grade debt securities. Investments in high yield securities involve substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Portfolio is subject to the following specific risks:

     o Increased price sensitivity to changing interest rates and deteriorating economic environment

     o   Greater risk of loss due to default or declining credit quality

     o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

     o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time.

The Portfolios' Fees and Expenses

         Shareholders of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on the expenses of each Portfolio for the most recent fiscal year ended December 31, 2005. Future expenses may be greater or less. The tables also show the pro forma expenses of the combined portfolio assuming the Reorganization occurred on December 31, 2005.

         These fees and expenses do not include any fees or sales charges imposed by a variable contract for which either Portfolio are investment options. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

-------------------------------------------------------------------------------------------------------------------------------
                                                                        Combined                                    Combined
                                                                        Pioneer                                      Pioneer
                                                            Pioneer     Ibbotson                       Pioneer      Ibbotson
                                                           Ibbotson     Moderate                      Ibbotson      Moderate
                                              Pioneer      Moderate    Allocation       Pioneer       Moderate     Allocation
                                              Balanced    Allocation       VCT         Balanced      Allocation        VCT
                                                VCT           VCT       Portfolio         VCT            VCT        Portfolio
                                             Portfolio     Portfolio   (Pro Forma      Portfolio      Portfolio    (Pro Forma
                                             (12 months   (12 months    12 months     (12 months     (12 months     12 months
                                               ended         ended        ended          ended          ended         ended
                                              December     December     December       December       December      December
                                             31, 2005)     31, 2005)    31, 2005)      31, 2005)      31, 2005)     31, 2005)
-------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(deducted from Portfolio assets)
(as a % of average daily net assets)          Class I      Class I       Class I       Class II        Class II     Class II
-------------------------------------------------------------------------------------------------------------------------------
Management Fee                                 0.65%         N/A          0.17%          0.65%           0.17% (1)   0.17% (1)
-------------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee           None          N/A          None           0.25%           0.25%       0.25%
-------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                 0.27%         N/A          0.31%          0.29%           0.88%       0.32%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Underlying Funds                       N/A          N/A          0.79% (2)        N/A           0.79% (2)   0.79% (2)
-------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses      0.92%         N/A          1.27%          1.19%           2.09%       1.53%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                        Combined                                    Combined
                                                                        Pioneer                                      Pioneer
                                                            Pioneer     Ibbotson                       Pioneer      Ibbotson
                                                           Ibbotson     Moderate                      Ibbotson      Moderate
                                              Pioneer      Moderate    Allocation       Pioneer       Moderate     Allocation
                                              Balanced    Allocation       VCT         Balanced      Allocation        VCT
                                                VCT           VCT       Portfolio         VCT            VCT        Portfolio
                                             Portfolio     Portfolio   (Pro Forma      Portfolio      Portfolio    (Pro Forma
                                             (12 months   (12 months    12 months     (12 months     (12 months     12 months
                                               ended         ended        ended          ended          ended         ended
                                              December     December     December       December       December      December
                                             31, 2005)     31, 2005)    31, 2005)      31, 2005)      31, 2005)     31, 2005)
-------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(deducted from Portfolio assets)
(as a % of average daily net assets)          Class I      Class I       Class I       Class II        Class II     Class II
-------------------------------------------------------------------------------------------------------------------------------
Less:  Fee Waiver and Expense Limitations       N/A          N/A        (0.37)%(3)        N/A          (0.56)%(2)   (0.38)%(3)
-------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                   0.92%         N/A         0.90%(3)        1.19%           1.53%      1.15%(3)
-------------------------------------------------------------------------------------------------------------------------------

         This hypothetical examples below help you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Portfolio's operating expenses remain the same. Pro forma expenses are included assuming a Reorganization with your Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio. The examples do not reflect any fees or sales charges imposed by a Variable Contract for which either Portfolio is an investment option. If they were included, your costs would be higher. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

-----------------------------------------------------------------------------------------------------------
                                                                                      Combined Pioneer
  Number of years you own      Pioneer Balanced VCT         Pioneer Ibbotson          Ibbotson Moderate
        your shares                 Portfolio           Moderate Allocation VCT   Allocation VCT Portfolio
                                                               Portfolio                 (Pro Forma)
-----------------------------------------------------------------------------------------------------------
Class I Shares
-----------------------------------------------------------------------------------------------------------
Year 1                                  $94                       N/A                       $129
-----------------------------------------------------------------------------------------------------------
Year 3                                 $293                       N/A                       $403
-----------------------------------------------------------------------------------------------------------
Year 5                                 $509                       N/A                       $697
-----------------------------------------------------------------------------------------------------------
Year 10                               $1,131                      N/A                      $1,534
-----------------------------------------------------------------------------------------------------------
Class II Shares
-----------------------------------------------------------------------------------------------------------
Year 1                                 $121                       $212                      $156
-----------------------------------------------------------------------------------------------------------
Year 3                                 $378                       $655                      $483
-----------------------------------------------------------------------------------------------------------
Year 5                                 $654                      $1,124                     $834
-----------------------------------------------------------------------------------------------------------
Year 10                               $1,443                     $2,421                    $1,824
-----------------------------------------------------------------------------------------------------------

-------

(1) The management fee payable by the Portfolio is equal to 0.13% of average daily net assets attributable to the Portfolio's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since initially all of the underlying funds are managed by Pioneer, the management fee will initially be 0.13% of average daily net assets.

(2) In addition to the operating expenses, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. The average expense ratio of underlying funds in the table is an estimate based upon (i) Ibbotson's current allocation of the Portfolio's assets among underlying funds and (ii) the historical expense ratio of the underlying funds based upon their most recent Fiscal year, which are stated either on a gross basis or net of any contractual expense limitation in effect for at least one year from the date of the Portfolio's May 1, 2006 prospectus. The actual indirect expenses incurred by a shareholder will vary based upon the Portfolio's actual allocation of its assets and the actual expenses of the underlying funds. Certain of the underlying funds have agreed to expense limitations that may be in effect for varying periods or that may be terminated at any time by the investment adviser to the underlying fund. The average expense ratio of underlying funds is estimated to be 0.79%, based upon
(i) Ibbotson's current allocation of the Portfolio's assets among underlying funds and (ii) the historical gross expense ratio of the underlying funds for their most recent fiscal year as of the date of the Portfolio's May 1, 2006 prospectus. The Portfolio only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees. Based on current allocation and the most recent shareholder report or prospectus of each underlying fund as of the date of the Portfolio's May 1, 2006 prospectus, the total annual fund operating expenses (before expense limitations) for Class Y shares for the underlying funds ranged from 0.51%-1.40% of average daily net assets. Based on the Portfolio's allocation and the most recent shareholder report or prospectus of each underlying fund as of the May 1, 2006 Portfolio's prospectus, the total annual fund operating expenses (after expense limitations) for Class Y shares for the underlying funds ranged from 0.51%-1.40% of average daily net assets.

(3) The expenses in this table reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, limit other ordinary operating expenses to the extent required to reduce Class I and Class II expenses to 0.90% and 1.15% of the average daily net assets attributable to Class I and Class II shares, respectively. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007. This expense limitation assumes that Pioneer Balanced VCT Portfolio's shareholders approve the Reorganization.

Comparison of Portfolio Performance

         The bar chart shows the calendar year-by-year performance of your Portfolio's Class I shares for the past ten calendar years. Class II shares will have different performance. The table shows the average annual total return of your Portfolio over time compared with a broad-based securities market index. Your Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the Qualified Plan through which you invest. If such charges and expenses were included, performance would be lower. Past performance does not indicate future results.

               Pioneer Ibbotson Moderate Allocation VCT Portfolio

         Since Pioneer Ibbotson Moderate Allocation VCT Portfolio does not have a full calendar year of performance, it does not disclose any performance.

        Pioneer Balanced VCT Portfolio's Annual Return -- Class I Shares*
                            (Year ended December 31)

                             '96           14.26%
                             '97           17.15%
                             '98           3.05%
                             '99           2.53%
                             '00           5.45%
                             '01          (2.26)%
                             '02          (10.26)%
                             '03           16.71%
                             '04           4.79%
                             '05           4.08%

         * During the period shown in the bar chart, Pioneer Balanced VCT Portfolio's Class I shares' highest quarterly return was 10.05% for the quarter ended June 30, 1997, and the lowest quarterly return was (11.48)% for the quarter ended September 30, 2002. For the period from January 1, 2006 to September 30, 2006, Pioneer Balanced VCT Portfolio's return was [___]%.

                                                 Average Annual Total Returns*
                                             (for periods ended December 31, 2005)
----------------------------------------------------------------------------------------------------------------------

                                                                                                           Since
                                                      1 Year           5 Years          10 Years         Inception
                                                      ------           -------          --------        ----------
----------------------------------------------------------------------------------------------------------------------
Pioneer Balanced VCT Portfolio                                                                           (3/1/95)
----------------------------------------------------------------------------------------------------------------------
     Class I                                           4.08%            2.23%             5.23%            6.66%
----------------------------------------------------------------------------------------------------------------------
     Class II(1)                                       3.72%            1.96%             4.96%            6.39%
----------------------------------------------------------------------------------------------------------------------
S&P 500 Index(2)                                       4.91%            0.54%             9.07%            10.72%
----------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(3)                2.43%            5.87%             6.16%             6.91%
----------------------------------------------------------------------------------------------------------------------

------------
* Assumes the reinvestment of dividends and distributions, and sale of shares at the end of the period.

(1) The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.

(2) The S&P 500 Index is an unmanaged measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

(3) The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset backed securities and commercial mortgage-based securities.

         The most recent portfolio management discussion of each Portfolio's performance is attached as Exhibit B.


                                 CAPITALIZATION

         The following table sets forth the capitalization of each Portfolio as of June 30, 2006 and the pro forma combined capitalization of the combined portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the securities of both Portfolios between June 30, 2006 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of both Portfolios during the same period.

-----------------------------------------------------------------------------------------------------------
                                                                                         Pro Forma
                                                            Pioneer Ibbotson          Pioneer Ibbotson
                               Pioneer Balanced VCT      Moderate Allocation VCT   Moderate Allocation VCT
                                     Portfolio                 Portfolio                 Portfolio
                                  (June 30, 2006)           (June 30, 2006)         (June 30, 2006) (1)
-----------------------------------------------------------------------------------------------------------
Net Assets                          $38,765,459               $38,568,129               $77,333,588
-----------------------------------------------------------------------------------------------------------
  Class I                           $25,522,157                   N/A                   $25,522,157
-----------------------------------------------------------------------------------------------------------
  Class II                          $13,243,302               $38,568,129               $51,811,431
-----------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
-----------------------------------------------------------------------------------------------------------
  Class I                              $14.59                     N/A                      $10.72
-----------------------------------------------------------------------------------------------------------
  Class II                             $14.55                    $10.72                    $10.72
-----------------------------------------------------------------------------------------------------------
Shares Outstanding
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
  Class I                            1,749,565                    N/A                    2,380,798
-----------------------------------------------------------------------------------------------------------
  Class II                            910,098                  3,597,989                 4,833,372
-----------------------------------------------------------------------------------------------------------

---------
(1) The pro forma data reflects adjustments to account for the costs of the Reorganization borne by each Portfolio.

         It is impossible to predict how many shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio will actually be received and distributed by your Portfolio on the Closing Date of the Reorganization. The table should not be relied upon to determine the amount of Pioneer Ibbotson Moderate Allocation VCT Portfolio's shares that will actually be received and distributed.


          PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION The Reorganization

     o The Reorganization is scheduled to occur as of the close of business on December 8, 2006, but may occur on such later date as the parties may agree in writing. Your Portfolio will transfer all of its assets (which, as described below, are expected then to consist entirely of cash) to Pioneer Ibbotson Moderate Allocation VCT Portfolio, and Pioneer Ibbotson Moderate Allocation VCT Portfolio will assume all of your Portfolio's liabilities. This will result in the addition of your Portfolio's assets to Pioneer Ibbotson Moderate Allocation VCT Portfolio investments. The net asset value of both Portfolios will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

     o If your Portfolio's shareholders approve the Reorganization, your Portfolio will sell all of its securities for cash prior to the Closing Date and pay dividends of all net income and gain to its shareholders of record for its last taxable year. The cash proceeds from the sale of securities and all other assets in your Portfolio will be transferred to Pioneer Ibbotson Moderate Allocation VCT Portfolio on the Closing Date. The cash will then be invested by Pioneer Ibbotson Moderate Allocation VCT Portfolio in various underlying funds in accordance with its investment objective and strategies.

     o Pioneer Ibbotson Moderate Allocation VCT Portfolio will issue to your Portfolio Class I shares with an aggregate net asset value equal to the net assets attributable to your Portfolio's Class I shares. As part of the liquidation of your Portfolio, these shares will immediately be distributed to Class I shareholders of record of your Portfolio in proportion to their holdings on the Closing Date. As a result, Class I shareholders of record of your Portfolio will end up as Class I shareholders of record of Pioneer Ibbotson Moderate Allocation VCT Portfolio.

     o Pioneer Ibbotson Moderate Allocation VCT Portfolio will issue to your Portfolio Class II shares with an aggregate net asset value equal to the net assets attributable to your Portfolio's Class II shares. As part of the liquidation of your Portfolio, these shares will immediately be distributed to Class II shareholders of record of your Portfolio in proportion to their holdings on the Closing Date. As a result, Class II shareholders of record of your Portfolio will end up as Class II shareholders of record of Pioneer Ibbotson Moderate Allocation VCT Portfolio.

     o   After the shares are issued, your Portfolio will be dissolved.

Reasons for the Proposed Reorganization

         The Trustees of your Portfolio believe that the proposed Reorganization will be advantageous to the shareholders of your Portfolio for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

         First, the Reorganization would create a combined portfolio that may be better positioned to attract assets than your Portfolio. After the Reorganization, the combined portfolio's greater asset size may allow it, relative to your Portfolio, to (i) obtain better net prices on securities trades indirectly through the fund of funds structure described below, and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base.

         Second, although both Portfolios follow a similar overall asset allocation strategy of investing in equity and fixed income securities, Pioneer Ibbotson Moderate Allocation VCT Portfolio utilizes a fund-of-funds approach to pursue this strategy, while Pioneer Balanced VCT Portfolio pursues its asset allocation strategy by investing directly in stocks and bonds. The Reorganization would permit investors in your Portfolio to benefit from: (i) the more comprehensive asset allocation strategies of Pioneer Ibbotson Moderate Allocation VCT Portfolio's fund-of-funds structure; (ii) the combined investment management services of Pioneer and Ibbotson, a leading authority on strategic asset allocation; and (iii) the increased diversification made possible in a fund-of-funds strategy for a small asset base by investing in the broad array of underlying funds and asset classes held by Pioneer Ibbotson Moderate Allocation VCT Portfolio.

         Third, it is expected that there will be no increase in total annual Portfolio operating expenses (as a percentage of average daily net assets) as a result of the Reorganization. Pioneer Ibbotson Moderate Allocation VCT Portfolio's management fee is equal to 0.13% of average daily net assets attributable to the Portfolio's investments in underlying funds managed by Pioneer and cash, and 0.17% of average daily net assets attributable to other investments, whereas Pioneer Balanced VCT Portfolio management fee is significantly higher at 0.65% of the Portfolio's average daily net assets. Nevertheless, Pioneer Ibbotson Moderate Allocation VCT Portfolio's total annual Portfolio operating expenses, including the underlying fund expenses, for the most recent fiscal year ended December 31, 2005 were higher than those of Pioneer Balanced VCT Portfolio. As a result, Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to limit Pioneer Ibbotson Moderate Allocation VCT Portfolio's Class I and Class II shares to 0.90% and 1.15% of the Portfolio's average daily net assets attributable to Class I shares and Class II shares, respectively, through May 1, 2007. Thus, the expense ratio of Class I shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio (giving effect to the expenses of the underlying funds) will be no higher than the expense ratio of the Class I shares of Pioneer Balanced VCT Portfolio so long as this expense cap is in effect. Although Pioneer Ibbotson Moderate Allocation VCT Portfolio historically has not issued Class I shares, the anticipated pro forma total fund expenses for the combined portfolio's Class I shares it is expected to be equal to the expense ratio of your Portfolio's Class I shares

         Fourth, the Boards of both Portfolios considered that each Portfolio would bear equally half of all of the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the Reorganization. Pioneer will bear the balance of these expenses. The Boards of both Portfolios estimate that these expenses in the aggregate will not exceed $56,167. The Boards also considered the fact that Pioneer Balanced VCT Portfolio would incur certain transaction costs in connection with the liquidation of the assets of the Portfolio prior to the Closing Date of the Reorganization and the fact that these costs were estimated as not to exceed $10,000.

         Fifth, the Boards of both Portfolios considered that the Portfolios' investment adviser and principal distributor would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger combined portfolio, which would result in a decrease in the combined portfolio's gross expenses. The Boards believe, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor.

                      BOARDS' EVALUATION AND RECOMMENDATION

         For the reasons described above, the Board of Trustees of your Portfolio, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Portfolio and that the interests of your Portfolio's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Pioneer Ibbotson Moderate Allocation VCT Portfolio, including the Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Ibbotson Moderate Allocation VCT Portfolio and that the interests of Pioneer Ibbotson Moderate Allocation VCT Portfolio's shareholders would not be diluted as a result of the Reorganization.

         The Trustees of your Portfolio recommend that the shareholders of your Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                          PIONEER EUROPE VCT PORTFOLIO
                                       AND
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO

                                  PROPOPSAL 1(b)

                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION


                                     summary
         The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

         If Proposal 1(b) is approved, your Portfolio will be reorganized into Pioneer International Value VCT Portfolio, as described above.

         Each Portfolio has the same investment objectives and similar principal investment strategies. However, your Portfolio utilizes a "growth" style of management that focuses on investing in equity securities of European issuers while Pioneer International Value VCT Portfolio utilizes a "value" style of management that permits investments in a much broader array of equity securities of non-U.S. issuers, including securities of issuers located in emerging markets.

         The table below provides a comparison of the two Portfolios. In the table below, if a row extends across the entire table, the policy disclosed applies to your Portfolio and Pioneer International Value VCT Portfolio.

                  Comparison of Pioneer Europe VCT Portfolio to
                   Pioneer International Value VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                               Pioneer Europe VCT Portfolio                 Pioneer International Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Business              Each Portfolio is a diversified series of Pioneer Variable
                      Contracts Trust, an open-end investment management company organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets, as of     $20.1 million                                   $28.1 million
June 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Investment            Investment Adviser:
adviser               Pioneer Investment Management, Inc. ("Pioneer")
------------------------------------------------------------------------------------------------------------------------------------
Portfolio manager     Portfolio Manager:                              Portfolio Manager:
                      Day-to-day management of the Portfolio is the   Day-to-day management of the Portfolio is the
                      responsibility of Andrew Arbuthnott. Mr.        responsibility of Christopher Smart. Mr. Smart is
                      Arbuthnott is supported by a team of            supported by a team of portfolio managers and
                      portfolio managers and analysts. Members of     analysts. Members of this team manage other Pioneer
                      this team, which is based in Dublin, manage     funds investing primarily in international
                      other Pioneer funds investing primarily in      securities. The portfolio manager and the team also
                      European securities. The portfolio manager      may draw upon the research and investment management
                      and the team also may draw upon the research    expertise of the global research team, which
                      and investment management expertise of the      provides fundamental research on companies and buy
                      global research team, which provides            and sell recommendations on equity securities, and
                      fundamental research on companies and buy and   includes members from Pioneer's affiliate, Pioneer
                      sell recommendations on equity securities,      Investment Management Limited. Mr. Smart, senior
                      and includes members from Pioneer's             vice president and director of international
                      affiliate, Pioneer Investment Management        investments, joined Pioneer in 1995 as director of
                      Limited ("PIML"). Mr. Arbuthnott, a vice        research of Pioneer First Investments, Moscow,
                      president, joined                               Russia.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               Pioneer Europe VCT Portfolio                 Pioneer International Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                      PIML (formerly known as Europlus Investment
                      Management & Research Ltd.) as a portfolio
                      manager in 1999.
------------------------------------------------------------------------------------------------------------------------------------
Investment            Each Portfolio seeks long-term growth of capital.
objective
------------------------------------------------------------------------------------------------------------------------------------
Primary investments   Normally, the Portfolio invests at least 80%    Normally, the Portfolio invests at least 80% of its
                      of its total assets in equity securities of     total assets in equity securities of non-U.S.
                      European issuers. The Portfolio's principal     issuers. These issuers may be located in both
                      focus is on European companies that exhibit     developed and emerging markets. Under normal
                      strong growth characteristics and are           circumstances, the Portfolio's assets will be
                      considered to be leaders in their sector or     invested in securities of companies domiciled in at
                      industry. The Portfolio may invest a            least three different foreign countries. Generally,
                      significant portion of its assets in equity     the Portfolio's investments in any country are
                      securities of medium and large-capitalization   limited to 25% or less of its total assets. However,
                      companies. Consequently, the Portfolio will     the Portfolio may invest more than 25% of its assets
                      be subject to the risks of investing in         in issuers organized in Japan or the United Kingdom
                      companies with market capitalizations of $1.5   or in securities quoted or denominated in the
                      billion or more.                                Japanese yen, the British pound and the euro.
                                                                      Investment of a substantial portion of the
                      For purposes of the Portfolio's investment      Portfolio's assets in such countries or currencies
                      policies, equity securities include common      will subject the Portfolio to the risks of adverse
                      stocks, convertible debt and other equity       securities markets, exchange rates and social,
                      instruments, such as exchange-traded funds      political or economic events which may occur in
                      (ETFs) that invest primarily in equity          those countries.
                      securities, depositary receipts, warrants,
                      rights, equity interests in real estate         The Portfolio may invest without limitation in
                      investment trusts (REITs) and preferred         securities of issuers located in countries with
                      stocks. The Portfolio may also purchase and     emerging economies or securities markets, but will
                      sell forward foreign currency exchange          not invest more than 25% of its total assets in
                      contracts in connection with its investments.   securities of issuers located in any one such
                                                                      country.
                      The Portfolio may invest in the securities of
                      companies domiciled in any European country.    For purposes of the Portfolio's investment policies,
                      European countries are those countries          equity securities include common stocks, convertible
                      located west of the Urals, including but not    debt and other equity instruments, such as exchange
                      limited to Austria, Belgium, Bulgaria, the      traded funds (ETFs) that invest primarily in equity
                      Czech Republic, Denmark, Finland, France,       securities, depositary receipts, warrants, rights,
                      Germany, Greece, Hungary, Ireland, Italy, the   equity interests in real estate investment trusts
                      Netherlands, Norway, Poland, Portugal, Spain,   (REITs) and preferred shares. The Portfolio may also
                      Sweden, Switzerland and the United Kingdom.     purchase and sell forward foreign currency exchange
                                                                      contracts in non-U.S. currencies in connection with
                      The Portfolio will provide written notice to    its investments.
                      shareholders at least 60 days prior to any
                      change to the requirement that it invest at
                      least 80% of its assets in equity securities
                      of European issuers.

                      A European issuer is organized and has a
                      principal business office in a European
                      country; or derives at least 50% of its total
                      revenue from business transacted in Europe.
------------------------------------------------------------------------------------------------------------------------------------
Investment            Pioneer uses a "growth" style of management     Pioneer uses a value approach to select the
strategies            and seeks to invest in companies with above     Portfolio's investments. Using this investment
                      average potential for earnings and revenue      style, Pioneer seeks securities selling at
                      growth that are also trading at attractive      reasonable prices or substantial discounts to their
                      market valuations. To select growth stocks,     underlying values and then holds these securities
                      Pioneer employs quantitative analysis, due      until the market values reflect their intrinsic
                      diligence and fundamental research, an          values. Pioneer evaluates a security's potential
                      evaluation of the issuer based on its           value, including the attractiveness of its market
                      Financial statements and operations. Pioneer    valuation, based on the company's assets and
                      relies on the knowledge, experience and         prospects for earnings and revenue growth, employing
                      judgment of its staff and the staff of its      a bottom-up analytical style. In making that
                      affiliates who have access to a                 assessment, Pioneer employs due diligence
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               Pioneer Europe VCT Portfolio                 Pioneer International Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                      wide varietyof research. Pioneer focuses on     and fundamental research, an evaluation of the issuer
                      the quality  and price of individual issuers    based on its financial statements and operations.
                      and economic sector analysis, not on market     Pioneer relies on the knowledge, experience and
                      timing strategies. Factors Pioneer looks        judgment of its staff and the staff of its
                      for in selecting investments include:           affiliates who have access to a wide variety of
                                                                      research. Pioneer focuses on the quality and price
                         o     Market leadership in a company's       of individual issuers, not on economic sector or
                               primary products or services           market-timing strategies. Factors Pioneer looks for
                         o     Issuer has strong growth               in selecting investments include:
                               characteristics relative to its
                               competitors                               o      Favorable expected returns relative to
                         o     Favorable expected returns relative              perceived risk
                               to perceived risk                         o      Low market valuations relative to earnings
                                                                                forecast, book value, cash flow and sales
                      Pioneer generally sells a portfolio security       o      Turnaround potential for companies that
                      when it believes that the issuer no longer                have been through difficult periods
                      offers the potential for above average             o      Issuer's industry has strong fundamentals,
                      earnings and revenue growth.  Pioneer makes               such as increasing or sustainable demand
                      that determination based upon the same                    and barriers to entry
                      criteria it uses to select Portfolio               o      Management with demonstrated ability and
                      securities.                                               commitment to the company
                                                                         o      Low debt levels relative to equity
------------------------------------------------------------------------------------------------------------------------------------
Other investments     The Portfolio invests primarily in issuers      The Portfolio may invest up to 20% of its total
                      domiciled in developed European countries.      assets in debt securities issued by U.S. or non-U.S.
                      However, the Portfolio may invest up to 20%     corporate and government issuers. Generally the
                      of its total assets in securities of European   Portfolio acquires debt securities that are
                      issuers domiciled in Eastern European nations   investment grade, but the Portfolio may invest up to
                      or emerging European markets, and which trade   5% of its net assets in below investment grade
                      on recognized European exchanges.               convertible debt securities. The Portfolio invests
                                                                      in debt securities when Pioneer believes they are
                      The Portfolio may invest up to 20% of its       consistent with the Portfolio's investment objective
                      total assets in debt securities of U.S. or      of long-term capital growth, to diversify the
                      non-U.S. corporate and government issuers.      Portfolio or for greater liquidity.
                      Generally the Portfolio acquires debt
                      securities that are investment grade, but the
                      Portfolio may invest up to 5% of its net
                      assets in below investment grade debt
                      securities, including convertible debt issued
                      by both European and non-European issuers.
                      Although investing in debt securities is not
                      a principal investment strategy of the
                      Portfolio, the Portfolio invests in debt
                      securities when Pioneer believes that they
                      are consistent with the Portfolio's
                      investment objective of long-term capital
                      growth, to diversify the Portfolio or for
                      greater liquidity.
------------------------------------------------------------------------------------------------------------------------------------
Temporary             Normally, each Portfolio invests substantially all of its assets to meet its investment objective.
defensive             Each Portfolio may invest the remainder of its assets in securities with remaining maturities of
strategies            less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, each Portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the Portfolio may not be able to achieve its investment objective. Each Portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading    Each Portfolio usually does not trade for short-term profits.  Each Portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the
                      Portfolio's investment criteria.  If a Portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of taxable income or capital gains.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               Pioneer Europe VCT Portfolio                 Pioneer International Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                           Classes of Shares, Fees and Expenses
------------------------------------------------------------------------------------------------------------------------------------
Sales charges         The Class I and/or Class II shares of Pioneer International Value VCT Portfolio you receive in the
                      Reorganization will not be subject to any sales charge.
------------------------------------------------------------------------------------------------------------------------------------
Management fees       Pioneer's annual fee for managing each Portfolio is equal to 0.85% of the Portfolio's average daily net assets. The fee is computed daily and paid monthly.
                      --------------------------------------------------------------------------------------------------------------
                      A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in each Portfolio's December 31, 2005 annual report to shareholders.
------------------------------------------------------------------------------------------------------------------------------------
Distribution and      Class I shares of each Portfolio are not subject to a Rule 12b-1 fee.  Each Portfolio has adopted a
service (12b-1)       plan of distribution for Class II shares in accordance with Rule 12b-1 under the 1940 Act. Under
fee                   each plan, the Portfolio pays to Pioneer Funds Distributor, Inc., a distribution fee of 0.25% of the average daily net assets attributable to Class II shares.  Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
                                                 Buying and Selling Shares
------------------------------------------------------------------------------------------------------------------------------------
                               Pioneer Europe VCT Portfolio                 Pioneer International Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Buying shares         Each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans.  Shares of
                      the Portfolios are sold at net asset value. Investments each Portfolio are expressed in terms of the full and fractional shares of the Portfolio purchased.  Investments in a Portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the Portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a Portfolio. The offering of shares of any Portfolio may be suspended for a period of time and each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares        Shares of each Portfolio may be sold on any business day.  Portfolio shares are sold at net asset value next determined after receipt by the Portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract.  Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a Portfolio but in no event later than seven days following receipt of instructions.  Each Portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the
                      SEC determines an emergency or other circumstances exist that make it impracticable for the
                      Portfolio to sell or value its investments.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

Principal Risks of Both Portfolios

         Non-U.S. securities risks. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Portfolio invests significantly in one region or country. These risks may include the following:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Portfolio's investments at times, in amounts and at prices it considers reasonable

     o Adverse effects of currency exchange rates or controls on the value of the Portfolio's investments

     o The possibility that a counterparty may not complete a currency or securities transaction

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Portfolio's return

Principal Risks of Investing in Pioneer Europe VCT Portfolio

         Even though the Portfolio seeks long-term capital growth, you could lose money on you investment or not make as much as if you invested elsewhere if:

     o European stock markets go down, or perform poorly relative to U.S. markets (this risk may be greater in the short term)

     o Securities of European issuers or growth stocks fall out of favor with investors

     o   Mid- to large-capitalization stocks fall out of favor with investors

     o The Portfolio's investments do not have the growth potential originally expected

     o Developments affecting the Economic Monetary Union (EMU) and the Euro may increase the volatility of European markets.

         The Portfolio generally invests in fewer than 40 securities and, as a result, the Portfolio's performance may be more volatile than the performance of funds holding more securities.

Principal Risks of Investing in Pioneer International Value VCT Portfolio

     o The non-U.S. stock markets go down, or perform poorly relative to other investments (this risk may be greater in the short term)

     o Securities of non-U.S. issuers or value stocks fall out of favor with investors

     o The Portfolio's investments remain undervalued or do not achieve the value potential originally expected

         Market segment risks. To the extent either Portfolio emphasizes, from time to time, investments in a market segment, the Portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a Portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The Portfolios' Fees and Expenses

         Shareholders of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on the expenses of each Portfolio for the most recent fiscal year ended December 31, 2005. Future expenses may be greater or less. The tables also show the pro forma expenses of the combined portfolio assuming the Reorganization occurred on December 31, 2005.

         These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which either Portfolio are investment options. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

---------------------------------------------------------------------------------------------------------------------------
                                                                  Combined                                     Combined
                                                                   Pioneer                                      Pioneer
                                                    Pioneer     International                    Pioneer     International
                                   Pioneer       International    Value VCT       Pioneer     International    Value VCT
                                   Europe          Value VCT      Portfolio     Europe VCT      Value VCT      Portfolio
                                VCT Portfolio      Portfolio     (Pro Forma      Portfolio      Portfolio     (Pro Forma
                                  (12 months      (12 months      12 months     (12 months     (12 months      12 months
                                    ended            ended          ended          ended          ended          ended
                                 December 31,     December 31,   December 31,   December 31,   December 31,   December 31,
                                    2005)            2005)          2005)          2005)          2005)          2005)
---------------------------------------------------------------------------------------------------------------------------
Annual Portfolio Operating         Class I          Class I        Class I        Class II       Class II       Class II
Expenses (deducted from
Portfolio assets)
(as a % of average daily net
assets)
---------------------------------------------------------------------------------------------------------------------------
Management Fee                     0.85% (1)        0.85% (2)       0.85%          0.85% (1)     0.85% (2)        0.85%
---------------------------------------------------------------------------------------------------------------------------
Distribution and Service            None             None           None            0.25%         0.25%           0.25%
(12b-1) Fee
---------------------------------------------------------------------------------------------------------------------------
Other Expenses                      0.76%            0.53%          0.44%           0.76%         0.59%           0.46%
---------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio              1.61%            1.38%          1.29%           1.86%         1.69%           1.56%
Operating Expenses
---------------------------------------------------------------------------------------------------------------------------

         This hypothetical examples below help you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Portfolio's operating expenses remain the same. Pro forma expenses are included assuming a Reorganization with your Portfolio and Pioneer International Value VCT Portfolio. The examples do not reflect any fees or sales charges imposed by a Variable Contract for which either Portfolio is an investment option. If they were included, your costs would be higher. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

----------------------------------------------------------------------------------------------------------
                                                                                       Combined Pioneer
                                                                                   International Value VCT
 Number of years you   Pioneer Europe VCT Portfolio    Pioneer International              Portfolio
   own your shares                                      Value VCT Portfolio              (Pro Forma)
----------------------------------------------------------------------------------------------------------
Class I Shares
----------------------------------------------------------------------------------------------------------
Year 1                             $164                         $140                        $131
----------------------------------------------------------------------------------------------------------
Year 3                             $508                         $437                        $409
----------------------------------------------------------------------------------------------------------
Year 5                             $876                         $755                        $708
----------------------------------------------------------------------------------------------------------
Year 10                           $1,911                       $1,657                      $1,556
----------------------------------------------------------------------------------------------------------
Class II Shares
----------------------------------------------------------------------------------------------------------
Year 1                             $189                         $172                        $159
----------------------------------------------------------------------------------------------------------
Year 3                             $585                         $533                        $493
----------------------------------------------------------------------------------------------------------
Year 5                            $1,006                        $918                        $850
----------------------------------------------------------------------------------------------------------
Year 10                           $2,180                       $1,998                      $1,856
----------------------------------------------------------------------------------------------------------

-------

(1) Effective January 1, 2006, management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million; and 0.75% of the excess over $500 million. Prior to January 1, 2006, management fees were calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

(2) Effective January 1, 2006, management fees are calculated daily at the annual rate of 0.85% of the Fund's average net assets up to $500 million and 0.75% of the excess over $500 million. Prior to January 1, 2006, the Fund's management fee was 0.95% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.


Comparison of Portfolio Performance

         The bar charts show the calendar year-by-year performance of each Portfolio's Class I shares for the past ten calendar years or since inception if the performance is less than ten calendar years. Class II shares will have different performance. The tables show the average annual total return of each Portfolio over time compared with a broad-based securities market index. The Portfolios' returns in the bar charts and tables are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the Qualified Plan through which you invest. If such charges and expenses were included, performance would be lower. Past performance does not indicate future results.

         Pioneer Europe VCT Portfolio's Annual Return -- Class I Shares*
                            (Year ended December 31)

                               '99           28.48%
                               '00          (18.46)%
                               '01          (22.66)%
                               '02          (19.00)%
                               '03           33.26%
                               '04           18.48%
                               '05           8.05%

         * During the period shown in the bar chart, Pioneer Europe VCT Portfolio's highest quarterly return was 28.88% for the quarter ended December 31, 1999, and the lowest quarterly return was (22.44)% for the quarter ended September 30, 2002. For the period from January 1, 2006 to September 30, 2006, Pioneer Europe VCT Portfolio's return was [___]%.


  Pioneer International Value VCT Portfolio's Annual Return -- Class I Shares*
                            (Year ended December 31)

                               '96           8.54%
                               '97           4.87%
                               '98          (3.32)%
                               '99           44.38%
                               '00          (22.50)%
                               '01          (23.74)%
                               '02          (13.31)%
                               '03           30.06%
                               '04           18.71%
                               '05           15.58%

         * During the period shown in the bar chart, Pioneer International Value VCT Portfolio's highest quarterly return was 28.92% for the quarter ended December 31, 1999, and the lowest quarterly return was (21.43)% for the quarter ended September

30, 1998. For the period from January 1, 2006 to September 30, 2006, Pioneer International Value VCT Portfolio's return was [___]%.


                          Average Annual Total Returns*
                      (for periods ended December 31, 2005)

----------------------------------------------------------------------------------------------------------------------

                                                                                                          Since
                                                      1 Year           5 Years          10 Years        Inception
                                                      ------           -------          --------        ----------
----------------------------------------------------------------------------------------------------------------------
Pioneer Europe VCT Portfolio                                                                            (10/30/98)
----------------------------------------------------------------------------------------------------------------------
     Class I                                           8.05%            1.34%              N/A             2.42%
----------------------------------------------------------------------------------------------------------------------
     Class II (1)                                      7.81%            0.86%              N/A             2.00%
----------------------------------------------------------------------------------------------------------------------
MSCI Europe Index (2)                                  9.93%            4.09%             9.77%             5.17%
----------------------------------------------------------------------------------------------------------------------
Pioneer International Value VCT Portfolio                                                                (3/1/95)
----------------------------------------------------------------------------------------------------------------------
     Class I                                          15.58%            3.36%             3.80%            4.46%
----------------------------------------------------------------------------------------------------------------------
     Class II (3)                                     15.19%            3.08%             3.53%            4.18%
----------------------------------------------------------------------------------------------------------------------
MSCI All Country World ex USA Index (4)               17.11%            6.66%             6.70%             7.13%
----------------------------------------------------------------------------------------------------------------------

-------------------
* Assumes the reinvestment of dividends and distributions, and sale of shares at the end of the period.

(1) The performance of the Class II shares for the period prior to the commencement of operations of Class II shares on January 2, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.

(2) MSCI Europe Index is a widely recognized capitalization-weighted index of 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far
East) Index.

(3) The performance of the Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.

(4) MSCI All Country World ex USA Index excluding the United States is composed of 46 markets: 21 developed and 25 emerging countries.

         The most recent portfolio management discussion of each Portfolio's performance is attached as Exhibit B.

                                 CAPITALIZATION

         The following table sets forth the capitalization of each Portfolio as of June 30, 2006 and the pro forma combined capitalization of the combined portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the securities of both Portfolios between June 30, 2006 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of both Portfolios during the same period.

----------------------------------------------------------------------------------------------------
                                                                                     Pro Forma
                             Pioneer Europe VCT      Pioneer International     Pioneer International
                                  Portfolio           Value VCT Portfolio       Value VCT Portfolio
                               (June 30, 2006)          (June 30, 2006)         (June 30, 2006) (1)
----------------------------------------------------------------------------------------------------
Net Assets                       $20,074,845              $28,123,546               $48,198,391
----------------------------------------------------------------------------------------------------
  Class I                        $8,970,304               $20,848,150               $29,818,454
----------------------------------------------------------------------------------------------------
  Class II                       $11,104,541               $7,275,396               $18,379,937
----------------------------------------------------------------------------------------------------
Net Asset Value Per Share
----------------------------------------------------------------------------------------------------

Share
----------------------------------------------------------------------------------------------------
  Class I                          $12.75                    $14.73                   $14.73
----------------------------------------------------------------------------------------------------
  Class II                         $12.52                    $14.66                   $14.66
----------------------------------------------------------------------------------------------------
Shares Outstanding
----------------------------------------------------------------------------------------------------
  Class I                          703,576                 1,414,874                 2,023,856
----------------------------------------------------------------------------------------------------
  Class II                         887,007                  496,375                  1,253,847
----------------------------------------------------------------------------------------------------

----------------------
(1) The pro forma data reflects adjustments to account for the costs of the Reorganization borne by each Portfolio.

         It is impossible to predict how many shares of Pioneer International Value VCT Portfolio will actually be received and distributed by your Portfolio on the Closing Date of the Reorganization. The table should not be relied upon to determine the amount of Pioneer International Value VCT Portfolio's shares that will actually be received and distributed.


          PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION The Reorganization

     o The Reorganization is scheduled to occur as of the close of business on December 8, 2006, but may occur on such later date as the parties may agree in writing. Your Portfolio will transfer all of its assets to Pioneer International Value VCT Portfolio, and Pioneer International Value VCT Portfolio will assume all of your Portfolio's liabilities. This will result in the addition of your Portfolio's assets to Pioneer International Value VCT Portfolio investments. The net asset value of both Portfolios will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

     o Pioneer International Value VCT Portfolio will issue to your Portfolio Class I shares with an aggregate net asset value equal to the net assets attributable to your Portfolio's Class I shares. As part of the liquidation of your Portfolio, these shares will immediately be distributed to Class I shareholders of record of your Portfolio in proportion to their holdings on the Closing Date. As a result, Class I shareholders of record of your Portfolio will end up as Class I shareholders of record of Pioneer International Value VCT Portfolio.

     o Pioneer International Value VCT Portfolio will issue to your Portfolio Class II shares with an aggregate net asset value equal to the net assets attributable to your Portfolio's Class II shares. As part of the liquidation of your Portfolio, these shares will immediately be distributed to Class II shareholders of record of your Portfolio in proportion to their holdings on the Closing Date. As a result, Class II shareholders of record of your Portfolio will end up as Class II shareholders of record of Pioneer International Value VCT Portfolio.

     o   After the shares are issued, your Portfolio will be dissolved.

Reasons for the Proposed Reorganization

         The Trustees of your Portfolio believe that the proposed Reorganization will be advantageous to the shareholders of your Portfolio for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

         First, the Reorganization would enhance the potential for one of the two Portfolios to achieve growth in assets. The combined portfolio may be better positioned to attract assets than your Portfolio. At their current asset size, neither Portfolio alone has sufficient assets to operate as effectively as many of their peers. In addition, your Portfolio's focus on European securities further limits its viability and prospects for assets growth in the variable contracts marketplace. The combined portfolio would offer an opportunity to invest more broadly in the international markets. After the Reorganization, the combined portfolio's greater asset size may allow it, relative to your Portfolio, to (i) obtain better net prices on securities trades, and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base.

         Second, the historical performance of Pioneer International Value VCT Portfolio is higher than that of Pioneer Europe VCT Portfolio. Your Portfolio's average annual total returns for the one-year and five-year periods ended December 31, 2005 were lower for both Class I and Class II shares than Pioneer International Value VCT Portfolio's average annual total returns for the same periods. In addition, Pioneer International Value VCT Portfolio's total returns for the two most recent calendar years exceeded those of your Portfolio.

         Third, since the management fee rate is the same for both Portfolios, there will be no increase in management fee (as a percentage of average daily net assets) as a result of the Reorganization. In addition, the historical total expenses of Pioneer International Value VCT Portfolio's Class I and Class II shares for the most recent fiscal year ended December 31, 2005 were lower than your Portfolio's Class I and Class II shares' historical total expenses for the same period. In addition, it is anticipated that the pro forma total annual operating expenses of the combined portfolio's Class I and Class II shares after the Reorganization will be the lower than your Portfolio's the historical total annual operating expenses and has the potential to decrease further with asset growth.

         Fourth, the Boards of both Portfolios considered that each Portfolio would bear equally half of all of the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the Reorganization. Pioneer will bear the balance of these expenses. The Boards of both Portfolios estimate that these expenses in the aggregate will not exceed $31,167. The Boards also considered that a significant portion of Pioneer Europe VCT Portfolio's assets would likely be liquidated before or after the Reorganization in order that the resulting combined portfolio will reflect Pioneer International Value VCT Portfolio's more diversified international and value-oriented approach.

         Fifth, the Boards of both Portfolios considered that the Portfolios' investment adviser and principal distributor would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger combined portfolio, which would result in a decrease in the combined portfolio's gross expenses. The Boards believe, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor.

                      BOARDS' EVALUATION AND RECOMMENDATION

         For the reasons described above, the Board of Trustees of your Portfolio, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Portfolio and that the interests of your Portfolio's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Pioneer International Value VCT Portfolio, including the Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer International Value VCT Portfolio and that the interests of Pioneer International Value VCT Portfolio's shareholders would not be diluted as a result of the Reorganization.

         The Trustees of your Portfolio recommend that the shareholders of your Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                       PIONEER AMPAC GROWTH VCT PORTFOLIO
                                       AND
                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO

                                  PROPOSAL 1(c)

                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION



                                     SUMMARY

         The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

         If Proposal 1(c) is approved, your Portfolio will be reorganized into Pioneer Oak Ridge Large Cap Growth VCT Portfolio, as described above.

         Each Portfolio has similar investment objectives and utilizes a "growth" style of management. Your Portfolio focuses on investing in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim while Pioneer Oak Ridge Large Cap Growth VCT Portfolio pursues a strategy of investing in equity securities of large capitalization companies primarily located in the United States.

         The table below provides a comparison of the two Portfolios. In the table below, if a row extends across the entire table, the policy disclosed applies to both your Portfolio and Pioneer Oak Ridge Large Cap Growth VCT Portfolio.

               Comparison of Pioneer AmPac Growth VCT Portfolio to
                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                            Pioneer AmPac Growth VCT Portfolio          Pioneer Oak Ridge Large Cap Growth VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Business              Each Portfolio is a diversified series of Pioneer Variable Contracts Trust, an open-end investment management company organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets, as of     $1.8 million                                    $25.2 million
June 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Investment            Investment Adviser:
adviser               Pioneer Investment Management, Inc. ("Pioneer")
                      --------------------------------------------------------------------------------------------------------------
                      Investment Subadviser:                          Investment Subadviser:
                      L. Roy Papp & Associates, LLP ("Papp")          Oak Ridge Investments, LLC ("Oak Ridge")
------------------------------------------------------------------------------------------------------------------------------------
Portfolio manager     Portfolio Manager:                              Portfolio Manager:
                      Day-to-day management of the Portfolio is the    Day-to-day management of the Portfolio is the
                      responsibility of L. Roy Papp and Rosellen C.   responsibility of David M. Klaskin (lead manager),
                      Papp, who have managed the Portfolio since      Chairman (since 1998), Chief Executive Officer and
                      its commencement. L. Roy Papp and Rosellen C.   Chief Investment Officer (since 1989) of Oak Ridge,
                      Papp have been investment professionals since   and Robert G. McVicker, Portfolio Manager and
                      1955 and 1981, respectively.                    Director of Research at Oak Ridge (since 1989).
------------------------------------------------------------------------------------------------------------------------------------
Investment            Long-term capital growth.                       Capital appreciation.
objective
------------------------------------------------------------------------------------------------------------------------------------
Primary               Normally, the Portfolio invests at least 80%    Normally, the Portfolio invests at least 80% of its
                      of its
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            Pioneer AmPac Growth VCT Portfolio          Pioneer Oak Ridge Large Cap Growth VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
investments           net assets (plus the amount of borrowings,      assets (plus the amount of borrowings, if any, for
                      if any, for investment purposes) in equity      investment purposes) in equity securities of large
                      securities of issuers that have                 capitalization companies. Large capitalization
                      substantial sales to, or receive                companies have market capitalizations at the time of
                      significant income from, countries within       acquisition of $3 billion or more. The Portfolio
                      the Pacific Rim. These issuers meet one of      anticipates that the average weighted market
                      the following criteria:                         capitalization of the companies in its portfolio
                                                                      will be significantly higher than $3 billion. The
                         o     50% or more of the issuer's earnings   equity securities in which the Portfolio principally
                               or sales are attributed to, or         invests are common stocks, preferred stocks,
                               assets are situated in, Pacific Rim    depositary receipts and convertible debt, but the
                               countries (including the U.S. and      Portfolio may invest in other types of equity
                               other countries bordering the          securities to a lesser extent, such as
                               Pacific Ocean, such as China and       exchange-traded funds (ETFs) that invest primarily
                               Indonesia)                             in equity securities, warrants, rights and equity
                         o     50% or more of the issuer's earnings   interests in real estate investment trusts (REITs).
                               or sales are attributed to, or
                               assets are situated in, Pacific Rim    The Portfolio will provide written notice to
                               countries other than the U.S.          shareholders at least 60 days prior to any change to
                      The Portfolio also may invest up to 30% of      the requirement that it invest at least 80% of its
                      the value of its investments in equity          assets in equity securities of large capitalization
                      securities of non-U.S. issuers that are         companies.
                      traded in U.S. markets.

                      The Portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim, as described above.

                      For purposes of the Portfolio's investment
                      policies, equity securities include common
                      stocks, convertible debt and other equity
                      instruments, such as exchange traded funds
                      (ETFs) that invest primarily in equity
                      securities, depositary receipts, warrants,
                      rights, equity interests in real estate
                      investment trusts (REITs) and preferred
                      stocks.
------------------------------------------------------------------------------------------------------------------------------------
Investment            In determining which issuers are eligible for   The Portfolio uses a "growth" style of management
strategies            inclusion in the Portfolio, the subadviser      and seeks to invest in issuers with above average
                      relies largely on published annual geographic   potential for earnings growth.  Pioneer, the
                      data provided by many multinational             Portfolio's investment adviser, has engaged Oak
                      companies. However, many issuers do not         Ridge to act as the Portfolio's subadviser under
                      separately report earnings by geographic        Pioneer's supervision.
                      source. As a result, the Portfolio's
                      subadviser also relies on discussions with      When making purchase decisions for the Portfolio,
                      officials of companies being considered for     the subadviser uses a disciplined approach that
                      inclusion in the Portfolio.                     involves three primary components:

                      The Portfolio uses a "growth" style of             o     Research - The subadviser analyzes research
                      management and seeks to invest in issuers                on potential investments from a wide
                      with above average potential for earnings                variety of sources, including internally
                      growth. Pioneer has engaged Papp to act as               generated analysis and research provided
                      the Portfolio's subadviser under Pioneer's               by institutions and the brokerage
                      supervision. The Portfolio purchases equity              community. The subadviser seeks to
                      securities that the subadviser believes have             supplement this analysis with information
                      favorable prospects for capital appreciation             derived from business and trade
                      because these securities are trading at                  publications, filings with the SEC,
                      prices that, in the subadviser's opinion, do             corporate contacts, industry conferences
                      not fully reflect their value relative to the            and discussions with company management.
                      market as a whole. The subadviser evaluates        o     Fundamentals - Once a potential investment
                      an issuer's prospects for capital                        is identified, the subadviser considers
                      appreciation by considering, among other                 whether the
                      factors,
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            Pioneer AmPac Growth VCT Portfolio          Pioneer Oak Ridge Large Cap Growth VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                      growth over extended periods of time,                 issuer possesses certain attributes that the
                      profitability created through operating               subadviser believes a "buy" candidate should possess
                      efficiency rather than financial leverage,            relating to, among other things, (i) growth of sales
                      and whether cash flows confirm the                    and earnings, (ii) earnings power, trends and
                      sustainability of growth. The subadviser              predictability, (iii) quality of management, (iv)
                      follows a "buy and hold" strategy. Once a             competitive position of products and/or services,
                      security is purchased, the Portfolio                  (v) fundamentals of the industry in which the
                      ordinarily retains an investment so long              company operates and (vi) the ability to benefit from
                      as the subadviser continues to believe                economic and political trends affecting the company.
                      that the security's prospects for
                      appreciation continue to be favorable and       o     Valuation - Finally, the subadviser values
                      that the security is not overvalued in the            companies by considering price-to-sales
                      marketplace. The subadviser does not                  ratios and price-to-earnings ratios within
                      attempt to time the market.                           a peer group.

                                                                      From this process, the subadviser constructs a list
                                                                      of securities for the Portfolio to purchase.

                                                                      The subadviser makes sell decisions for the
                                                                      Portfolio based on a number of factors, including
                                                                      deterioration in a company's underlying fundamentals
                                                                      (as detailed above) and better relative value in
                                                                      other securities.
------------------------------------------------------------------------------------------------------------------------------------
Other investments     The Portfolio may invest up to 20% of its       The Portfolio may invest up to 20% of its total
                      total assets in debt securities. The debt       assets in equity and debt securities of non-U.S.
                      securities may be issued by U.S. or non-U.S.    corporate issuers and debt securities of non-U.S.
                      corporate and government issuers. Generally,    government issuers. The Portfolio will not invest
                      the Portfolio acquires debt securities that     more than 10% of its total assets in the securities
                      are rated investment grade, but the Portfolio   of emerging markets issuers.
                      may invest up to 5% of its net assets in
                      below investment grade debt securities issued   Generally, the Portfolio acquires debt securities
                      by both U.S. and non-U.S. corporate and         that are rated investment grade, but the Portfolio
                      government issuers, including below             may invest up to 5% of its net assets in below
                      investment grade convertible debt securities.   investment grade debt securities issued by both U.S.
                      The Portfolio invests in debt securities when   and non-U.S. corporate and government issuers,
                      the subadviser believes they are consistent     including below investment grade convertible debt
                      with the Portfolio's investment objective of    securities.  The Portfolio invests in debt
                      capital appreciation, to diversify the          securities when the subadviser believes they are
                      Portfolio or for greater liquidity.             consistent with the Portfolio's investment objective
                                                                      of capital appreciation, to diversify the Portfolio
                                                                      or for greater liquidity.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive   Normally, each Portfolio invests substantially all of its assets to meet its investment objective.
strategies            Each Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, each Portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the Portfolio may not be able to achieve its investment objective. Each Portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading    Each Portfolio usually does not trade for short-term profits.  Each Portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the
                      Portfolio's investment criteria.  If a Portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of taxable income or capital gains.
------------------------------------------------------------------------------------------------------------------------------------
                                           Classes of Shares, Fees and Expenses
------------------------------------------------------------------------------------------------------------------------------------
Sales charges         Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio you receive in the
                      Reorganization will not be subject to any sales charge.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            Pioneer AmPac Growth VCT Portfolio          Pioneer Oak Ridge Large Cap Growth VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Management fees       Pioneer's annual fee is equal to 0.75% of the Portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion.  The fee is computed daily and paid monthly.  Pioneer, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to the subadviser as compensation for subadvisory services to the Portfolio.
                      --------------------------------------------------------------------------------------------------------------
                      A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in each Portfolio's December 31, 2005 annual report to shareholders.
------------------------------------------------------------------------------------------------------------------------------------
Distribution and      Each Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1
service (12b-1)       under the 1940 Act. Under each plan, the Portfolio pays to Pioneer Funds Distributor, Inc., a
fee                   distribution fee of 0.25% of the average daily net assets attributable to Class II shares.  Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.
------------------------------------------------------------------------------------------------------------------------------------
                                                 Buying and Selling Shares
------------------------------------------------------------------------------------------------------------------------------------
                            Pioneer AmPac Growth VCT Portfolio          Pioneer Oak Ridge Large Cap Growth VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Buying shares         Each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans.  Shares of
                      the Portfolios are sold at net asset value. Investments each Portfolio are expressed in terms of the full and fractional shares of the Portfolio purchased.  Investments in a Portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the Portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a Portfolio. The offering of shares of any Portfolio may be suspended for a period of time and each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares        Shares of each Portfolio may be sold on any business day.  Portfolio shares are sold at net asset value next determined after receipt by the Portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract.  Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a Portfolio but in no event later than seven days following receipt of instructions.  Each Portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the
                      SEC determines an emergency or other circumstances exist that make it impracticable for the
                      Portfolio to sell or value its investments.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

         Because each Portfolio has similar investment objectives and investment strategies, the Portfolios are also subject to some of the same risks. You could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o Large company (in the case of Pioneer Oak Ridge Large Cap Growth VCT Portfolio) or growth stocks fall out of favor with investors

     o The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

         Each Portfolio may invest in fewer than 40 securities and, as a result, each Portfolio's performance may be more volatile than the performance of funds holding more securities.

         Non-U.S. securities risks. Each Portfolio, particularly Pioneer AmPac Growth VCT Portfolio, may invest in non-U.S. securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that a Portfolio invests significantly in one region or country. These risks may include the following:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Portfolio's investments at times, in amounts and at prices it considers reasonable

     o Adverse effects of currency exchange rates or controls on the value of the Portfolio's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Portfolio's return

         Market segment risks. To the extent either Portfolio emphasizes, from time to time, investments in a market segment, the Portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The Portfolios' Fees and Expenses

         Shareholders of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on the expenses of each Portfolio for the most recent fiscal year ended December 31, 2005. Future expenses may be greater or less. The tables also show the pro forma expenses of the combined portfolio assuming the Reorganization occurred on December 31, 2005.

         These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for either Portfolio are investment options. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Combined
                                                                                                       Pioneer Oak Ridge Large Cap
                                       Pioneer AmPac Growth VCT       Pioneer Oak Ridge Large Cap          Growth VCT Portfolio
                                               Portfolio                 Growth VCT Portfolio                   (Pro Forma
                                     (12 months ended December 31,   (12 months ended December 31,               12 months
                                                 2005)                           2005)                   ended December 31, 2005)
----------------------------------------------------------------------------------------------------------------------------------
Annual Portfolio Operating Expenses
(deducted from Portfolio assets)
(as a % of average daily net assets)            Class II                        Class II                         Class II
----------------------------------------------------------------------------------------------------------------------------------
Management Fee                                    0.75%                          0.75%                             0.75%
----------------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee              0.25%                          0.25%                             0.25%
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                    5.62%                          0.93%                             1.05%
----------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating                  6.62%                          1.93%                             2.05%
Expenses
----------------------------------------------------------------------------------------------------------------------------------
Less:  Fee Waiver and Expense                  (5.67)% (1)                    (0.98)% (1)                       (1.10)% (1)
Limitations
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Combined
                                                                                                       Pioneer Oak Ridge Large Cap
                                       Pioneer AmPac Growth VCT       Pioneer Oak Ridge Large Cap          Growth VCT Portfolio
                                               Portfolio                 Growth VCT Portfolio                   (Pro Forma
                                     (12 months ended December 31,   (12 months ended December 31,               12 months
                                                 2005)                           2005)                   ended December 31, 2005)
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                    0.95% (1)                      0.95% (1)                         0.95% (1)
----------------------------------------------------------------------------------------------------------------------------------

         This hypothetical examples below help you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Portfolio's operating expenses remain the same. Pro forma expenses are included assuming a Reorganization with your Portfolio and Pioneer Oak Ridge Large Cap Growth VCT Portfolio. The examples do not reflect any fees or sales charges imposed by a Variable Contract for which either Portfolio is an investment option. If they were included, your costs would be higher. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

------------------------------------------------------------------------------------------------------------
                                                                                Combined Pioneer Oak Ridge
  Number of years you         Pioneer AmPac            Pioneer Oak Ridge           Large Cap Growth VCT
    own your shares               Growth                     Large                      Portfolio
                              VCT Portfolio         Cap Growth VCT Portfolio           (Pro Forma)
------------------------------------------------------------------------------------------------------------
Class II Shares
------------------------------------------------------------------------------------------------------------
Year 1                             $657                       $196                         $208
------------------------------------------------------------------------------------------------------------
Year 3                            $1,938                      $606                         $643
------------------------------------------------------------------------------------------------------------
Year 5                            $3,179                     $1,042                       $1,103
------------------------------------------------------------------------------------------------------------
Year 10                           $6,108                     $2,254                       $2,379
------------------------------------------------------------------------------------------------------------

-------

1      The expenses in this table reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce each Portfolio's Class II expenses to 0.95% of the average daily net assets attributable to Class II shares of the Portfolio. There can be no assurance that Pioneer will extend these expense limitations beyond May 1, 2007.

Comparison of Portfolio Performance

         The bar charts show the calendar year-by-year performance of each Portfolio's Class II shares since inception. The tables show the average annual total return of each Portfolio over time compared with a broad-based securities market index. The Portfolios' returns in the bar charts and tables are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the Qualified Plan through which you invest. If such charges and expenses were included, performance would be lower. Past performance does not indicate future results.

     Pioneer AmPac Growth VCT Portfolio's Annual Return -- Class II Shares*
                            (Year ended December 31)

                                `05           1.19%

         * During the period shown in the bar chart, Pioneer AmPac Growth VCT Portfolio's highest quarterly return was 2.67% for the quarter ended September 30, 2005, and the lowest quarterly return was (2.86)% for the quarter ended March 31, 2005. For the period from January 1, 2006 to September 30, 2006, Pioneer AmPac Growth VCT Portfolio's return was [___]%.

       Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Annual Return --
                                Class II Shares*
                            (Year ended December 31)

                                 05           8.18%


         * During the period shown in the bar chart, Pioneer Oak Ridge Large Cap Growth VCT Portfolio's highest quarterly return was 4.65% for the quarter ended September 30, 2005, and the lowest quarterly return was (4.15)% for the quarter ended March 31, 2005. For the period from January 1, 2006 to September 30, 2006, Pioneer Oak Ridge Large Cap Growth VCT Portfolio's return was [___]%.

                          Average Annual Total Returns*
                      (for periods ended December 31, 2005)

------------------------------------------------------------------------------------
                                                                        Since
                                                       1 Year         Inception
------------------------------------------------------------------------------------
Pioneer AmPac Growth VCT Portfolio                                    (3/15/04)
------------------------------------------------------------------------------------
     Class II                                          1.19%            1.44%
------------------------------------------------------------------------------------
Russell 1000 Growth Index (1)                          5.26%             6.16%
------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth VCT Portfolio                      (3/15/04)
------------------------------------------------------------------------------------
     Class II                                          8.18%            10.66%

------------------------------------------------------------------------------------
Russell 1000 Growth Index (1)                          5.26%             6.16%
------------------------------------------------------------------------------------
S&P 500 Index(2)                                       4.91%             7.98%
------------------------------------------------------------------------------------

-----------------------
* Assumes the reinvestment of dividends and distributions, and sale of shares at the end of the period.

(1) The Russell 1000 Growth Index is made up of those stocks contained within the Russell 1000 Index having higher price-to-book ratios.

(2) The S&P 500 is a widely recognized measure of performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

         The most recent portfolio management discussion of each Portfolio's performance is attached as Exhibit B.


                                 CAPITALIZATION

         The following table sets forth the capitalization of each Portfolio as of June 30, 2006 and the pro forma combined capitalization of the combined portfolio as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the securities of both Portfolios between June 30, 2006 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Portfolios during that period resulting from income and distributions, and changes in the accrued liabilities of both Portfolios during the same period.

---------------------------------------------------------------------------------------------------------
                                                                                          Pro Forma
                                                             Pioneer Oak Ridge        Pioneer Oak Ridge
                                  Pioneer AmPac Growth      Large Cap Growth VCT     Large Cap Growth VCT
                                      VCT Portfolio              Portfolio                Portfolio
                                     (June 30, 2006)          (June 30, 2006)        (June 30, 2006) (1)
---------------------------------------------------------------------------------------------------------
Net Assets                             $1,788,491               $25,214,618              $27,003,109
---------------------------------------------------------------------------------------------------------
  Class II                             $1,788,491               $25,214,618              $27,003,109
---------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
---------------------------------------------------------------------------------------------------------
  Class II                               $10.27                   $11.29                   $11.29
---------------------------------------------------------------------------------------------------------
Shares Outstanding
---------------------------------------------------------------------------------------------------------
  Class II                              174,088                  2,232,722                2,391,136
---------------------------------------------------------------------------------------------------------

----------------------
(1) The pro forma data reflects adjustments to account for the costs of the Reorganization borne by each Portfolio.

         It is impossible to predict how many shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio will actually be received and distributed by your Portfolio on the Closing Date of the Reorganization. The table should not be relied upon to determine the amount of Pioneer Oak Ridge Large Cap Growth VCT Portfolio's shares that will actually be received and distributed.


          PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

     o The Reorganization is scheduled to occur as of the close of business on December 8, 2006, but may occur on such later date as the parties may agree in writing. Your Portfolio will transfer all of its assets to Pioneer Oak Ridge Large Cap Growth VCT Portfolio, and Pioneer Oak Ridge Large Cap Growth VCT Portfolio will assume all of your Portfolio's liabilities. This will result in the addition of your Portfolio's assets to Pioneer Oak Ridge Large Cap Growth VCT Portfolio investments. The net asset value of both Portfolios will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

     o Pioneer Oak Ridge Large Cap Growth VCT Portfolio will issue to your Portfolio Class II shares with an aggregate net asset value equal to the net assets attributable to your Portfolio's Class II shares. As part of the liquidation of your Portfolio, these shares will immediately be distributed to Class II shareholders of record of your Portfolio in proportion to their holdings on the Closing Date. As a result, Class II shareholders of record of your Portfolio will end up as Class II shareholders of record of Pioneer Oak Ridge Large Cap Growth VCT Portfolio.

     o   After the shares are issued, your Portfolio will be dissolved.

Reasons for the Proposed Reorganization

         The Trustees of your Portfolio believe that the proposed Reorganization will be advantageous to the shareholders of your Portfolio for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

         First, the combined portfolio may be better positioned to attract assets than your Portfolio. After the Reorganization, the combined portfolio's greater asset size may allow it, relative to your Portfolio, to (i) obtain better net prices on securities trades, and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base. Your Portfolio's small asset size of $1.8 million at June 30, 2006 makes it difficult to operate effectively, particularly in the highly competitive variable contract marketplace, whereas Pioneer Oak Ridge Large Cap Growth VCT Portfolio has a larger current and projected asset base.

         Second, while both Portfolios have only been in operation for just over a year, the historical investment performance of Pioneer Oak Ridge Large Cap Growth VCT Portfolio is higher than that of your Portfolio. For the one-year period ended December 31, 2005, Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Class II shares had a return of 8.18%, whereas your Portfolio's Class II shares had a return of 1.19% during the same period.

         Third, since the management fee rate is the same for both Portfolios, there will be no increase in management fee (as a percentage of average daily net assets) as a result of the Reorganization. In addition, the historical total expenses of Pioneer Oak Ridge Large Cap Growth VCT Portfolio's shares are significantly lower than your Portfolio's historical expenses. Although Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to limit each Portfolio's Class II shares expenses to 0.95% of the average daily net assets attributable to such Portfolio's Class II shares through May 1, 2007, there can be no assurance that Pioneer will continue to subsidize either Portfolio beyond May 1, 2007 if the Reorganization is not approved.

         Fourth, the Boards of both Portfolios considered that each Portfolio would bear equally half of all of the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the Reorganization. Pioneer will bear the balance of these expenses. The Boards of both Portfolios estimate that these expenses in the aggregate will not exceed $31,167. The Boards also considered that a portion of the holdings of Pioneer AmPac Growth VCT Portfolio may need to be liquidated before or after the Reorganization in order that the resulting combined portfolio will properly reflect Pioneer Oak Ridge Large Cap Growth VCT Portfolio's more U.S. focused strategy.

         Fifth, the Boards of both Portfolios considered that the Portfolios' investment adviser and principal distributor would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger combined portfolio, which would result in a decrease in the combined portfolio's gross expenses and a corresponding decrease in fees waived under the current expense limit agreement. The Boards believe, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor.

                      BOARDS' EVALUATION AND RECOMMENDATION

         For the reasons described above, the Board of Trustees of your Portfolio, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Portfolio and that the interests of your Portfolio's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Pioneer Oak Ridge Large Cap Growth VCT Portfolio, including the Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Oak Ridge Large Cap Growth VCT Portfolio and that the interests of Pioneer Oak Ridge Large Cap Growth VCT Portfolio's shareholders would not be diluted as a result of the Reorganization.

         The Trustees of your Portfolio recommend that the shareholders of your Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

     o Each Reorganization is scheduled to occur as of the close of business on December 8, 2006, but may occur on such later date as the parties may agree in writing. Your Portfolio will transfer all of its assets to the corresponding Pioneer Portfolio. The corresponding Pioneer Portfolio will assume all of your Portfolio's liabilities. This will result in the addition of your Portfolio's assets to the corresponding Pioneer Portfolio. The net asset value of both Portfolios will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date of the Reorganization.

     o The corresponding Pioneer Portfolio will issue to your Portfolio Class I and/or Class II shares with an aggregate net asset value equal to the net assets attributable to your Portfolio's corresponding classes of shares. As part of the liquidation of your Portfolio, these shares will immediately be distributed to your Portfolio's shareholders of record (not contract holders) in proportion to the relative net asset value of their holdings of your Portfolio's shares on the Closing Date of the Reorganization. As a result, your Portfolio's shareholders of record will end up as shareholders of record of the relevant class of the corresponding Pioneer Portfolio.

     o   After the shares are issued, your Portfolio will be dissolved.

     o The Reorganizations of each of Pioneer Europe VCT Portfolio into Pioneer International Value VCT Portfolio and Pioneer AmPac Growth VCT Portfolio into Pioneer Oak Ridge Large Cap Growth VCT Portfolio is intended to result in no income, gain or loss being recognized for federal income tax purposes to the corresponding Pioneer Portfolio, your Portfolio or the shareholders of your Portfolio and will not take place unless both Pioneer Portfolios involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Portfolios.

     o Prior to the Reorganization of Pioneer Balanced VCT Portfolio into Pioneer Ibbotson Moderate Allocation VCT Portolio, Pioneer Balanced VCT Portfolio will sell all of its securities in taxable transactions and make distributions in an amount equal to its net income and gain for its last taxable year. The sale of all of the securities of Pioneer Balanced VCT Portfolio, distributions of the net income and gain of Pioneer Balanced VCT Portfolio for its last taxable year, and the Reorganization of Pioneer Balanced VCT Portfolio into Pioneer Ibbotson Moderate Allocation VCT Portfolio are expected to be taxable transactions for federal income tax purposes. Generally, however, contract holders and plan participants will not be taxable on the income and gain from these transactions, provided that their Variable Contracts or Qualified Plans have been properly structured and maintained and such contract holders and plan participants are not otherwise already subject to tax on the income and gain attributable to such contracts and plans. (See "Tax Status of the Reorganization of Pioneer Balanced VCT Portfolio into Pioneer Ibbotson Moderate Allocation VCT Portfolio" for a complete description of the tax consequences of these transactions.)

 Agreement and Plan of Reorganization

         The shareholders of your Portfolio are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Exhibit A to this Proxy Statement/Prospectus and incorporated herein by this reference. The description of the Agreement and Plan of Reorganization contained herein, which includes all the material provisions of the Agreement and Plan of Reorganization, is qualified in its entirety by the attached copy.

         Conditions to Closing the Reorganization. The obligation of each Portfolio to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by each Portfolio of all its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your Portfolio and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Sections 6 and 7). The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

         The obligations of each Portfolio are subject to the approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your Portfolio, in accordance with the provisions of your

Portfolio's Agreement and Declaration of Trust and By-Laws. The Portfolios' obligations (except with respect to the Agreement and Plan of Reorganization between Pioneer Balanced VCT Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio) are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the treatment of the Reorganizations as reorganizations under Section 368(a) of the Code for federal income tax purposes (see Agreement and Plan of Reorganization, Section 7).

         Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date of the Reorganization, all certificates will be canceled on the Closing Date of the Reorganization, will no longer evidence ownership of your Portfolio's shares and will evidence ownership of the corresponding Pioneer Portfolio shares. The corresponding Pioneer Portfolio will not issue share certificates in the Reorganization.

         Termination of Agreement and Plan of Reorganization. The Board of Trustees of each Portfolio may terminate the Agreement and Plan of Reorganization (even if the shareholders of your Portfolio have already approved it) at any time before the Closing Date, if the Boards believe that proceeding with the Reorganization would no longer be advisable.

         Expenses of the Reorganization. With respect to each Reorganization, each Portfolio will bear equally half of all the expenses incurred in connection with its Reorganization, including the costs of preparation, printing and mailing of any shareholder communications. Pioneer will bear the balance of these expenses.

                       TAX STATUS OF THE REORGANIZATION OF
                         PIONEER BALANCED VCT PORTFOLIO
                                      INTO
               PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO

         In connection with the Reorganization of Pioneer Balanced VCT Portfolio into Pioneer Ibbotson Moderate Allocation VCT Portfolio, your Portfolio will (i) sell all of its securities for cash, (ii) distribute all of its investment company taxable income, net tax-exempt income (if any) and net capital gain for its last taxable year to its shareholders of record, (iii) transfer the cash proceeds from the sale of its securities and all other assets of your Portfolio to Pioneer Ibbotson Moderate Allocation VCT Portfolio in exchange for Pioneer Ibbotson Moderate Allocation VCT Portfolio shares and the assumption of your Portfolio's liabilities by Pioneer Ibbotson Moderate Allocation VCT Portfolio, and (iv) transfer the Pioneer Ibbotson Moderate Allocation VCT Portfolio shares to its shareholders of record of your Portfolio in exchange for the shares of your Portfolio in liquidation of your Portfolio. For federal income tax purposes, the Reorganization is not expected to qualify as a "reorganization" within the meaning of 368(a) of the Code and the sale of assets, distributions, asset transfer and liquidation will be taxable transactions. Accordingly:

     o Your Portfolio will recognize gain or loss upon the sale of each of its securities for cash prior to the Closing Date in an amount equal to the difference between (i) the amount realized and (ii) the adjusted basis for each security;

     o Your Portfolio will recognize gain or loss as a result of the Reorganization to the extent of the difference, if any, between (i) the sum of the fair market value of the Pioneer Ibbotson Moderate Allocation VCT Portfolio shares received in the Reorganization and the liabilities of your Portfolio assumed by Pioneer Ibbotson Moderate Allocation VCT Portfolio in the Reorganization and (ii) your Portfolio's adjusted tax basis in the assets transferred;

     o Pioneer Ibbotson Moderate Allocation VCT Portfolio will not recognize gain or loss upon the receipt of your Portfolio's assets solely in exchange for the issuance of the Pioneer Ibbotson Moderate Allocation VCT Portfolio shares to your Portfolio and the assumption of your Portfolio's liabilities by Pioneer Ibbotson Moderate Allocation VCT Portfolio;

     o Your Portfolio will be entitled to a deduction for dividends paid as a result of the distributions to its shareholders of record of its investment company taxable income, net tax-exempt income (if any) and net capital gain for its last taxable year of your Portfolio. Accordingly, your Portfolio is not expected to incur any federal income tax liability for its last taxable year ending on the Closing Date;

     o Each shareholder of record of your Portfolio will receive taxable income to the extent of such shareholder's share of all dividends declared and paid by your Portfolio for its last taxable year ending on the Closing Date;

     o Each shareholder of record of your Portfolio will recognize gain or loss on the receipt of shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio equal to the difference between (i) the fair market value of the Pioneer Ibbotson Moderate Allocation VCT Portfolio shares and
         (ii) the shareholder's adjusted basis in the shares of your Portfolio surrendered by such shareholder in the Reorganization;

     o Each shareholder of record of your Portfolio will have a basis in the Pioneer Ibbotson Moderate Allocation VCT Portfolio shares received in the Reorganization equal to the fair market value of such shares as of the Closing Date; and

     o Each shareholder of record of your Portfolio will have a tax holding period in the Pioneer Ibbotson Moderate Allocation VCT Portfolio shares received in the Reorganization that begins as of the day following the Closing Date.

         Notwithstanding the fact that the Reorganization will not qualify as a reorganization within the meaning of Section 368(a) of the Code, each contract holder will not be taxable on the distributions or the taxable income and gain resulting from the Reorganization recognized by the insurance company separate account supporting such contract holder's Variable Contract if the Variable Contract meets all of the tax requirements to be treated as a variable contract that is based upon diversified segregated asset accounts as provided for in
Section 817 of the Code and such contract holder is not otherwise already subject to tax on the income attributable to, or an increase in the value of, the contract holder's contract. Contract holders should consult their insurance companies and their own tax advisers to determine whether their contract has met all such requirements.

         Likewise, each plan participant will not, prior to the time that the plan participant receives a distribution from the Qualified Plan, be taxed on or on account of the distributions or the taxable income and gain resulting from the Reorganization recognized by the Qualified Plan in which the plan participant has a beneficial interest if such plan meets all of the requirements to be a qualified pension and retirement plan pursuant to Section 401(a) of the Code. Plan participants should consult the trustees of their Qualified Plans and their own tax advisers to determine whether their plan has met all such requirements.

         The foregoing discussion does not address certain taxpayers who are subject to special circumstances, such as taxpayers who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the Reorganization, including the applicability of any state, local or foreign tax laws.

         Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Variable Contracts Trust, intends to render an opinion that the above description of the tax consequences of this Reorganization, to the extent that such description constitutes matters of law, is accurate in all material respects. In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of Pioneer Variable Contracts Trust, on behalf of each of Pioneer Balanced VCT Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio.

         No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS will not assert, or a court would not sustain a contrary position.

                   TAX STATUS OF THE REORGANIZATION OF EACH OF
      (1) PIONEER EUROPE VCT PORTFOLIO INTO PIONEER INTERNATIONAL VALUE VCT
                                  PORTFOLIO AND
     (2) PIONEER AMPAC GROWTH VCT PORTFOLIO INTO PIONEER OAK RIDGE LARGE CAP
                              GROWTH VCT PORTFOLIO

         Each Reorganization will result in no income, gain or loss being recognized for U.S. federal income tax purposes and will not take place unless Pioneer Variable Contracts Trust, on behalf of each Portfolio and each Pioneer Portfolio, receives a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to Pioneer Variable Contracts Trust, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of
Section 368(a) of the Code.

         As a result, for federal income tax purposes:

     o No gain or loss will be recognized by your Portfolio upon (1) the transfer of all of its assets to the corresponding Pioneer Portfolio as described in this Proxy Statement/Prospectus or (2) the distribution by your Portfolio of the corresponding Pioneer Portfolio shares to your Portfolio's shareholders;

     o No gain or loss will be recognized by the corresponding Pioneer Portfolio upon the receipt of your Portfolio's assets solely in exchange for the issuance of the corresponding Pioneer Portfolio shares to your Portfolio and the assumption of your Portfolio's liabilities by the corresponding Pioneer Portfolio;

     o The basis of the assets of your Portfolio acquired by the corresponding Pioneer Portfolio will be the same as the basis of those assets in the hands of your Portfolio immediately before the transfer;

     o The tax holding period of the assets of your Portfolio in the hands of the corresponding Pioneer Portfolio will include your Portfolio's tax holding period for those assets;

     o You, in your capacity as a shareholder of record, contract holder, or plan participant, as the case may be, will not recognize gain or loss upon the exchange of the shares of your Portfolio solely for the corresponding Pioneer Portfolio shares as part of the Reorganization;

     o The basis of the corresponding Pioneer Portfolio shares received by the shareholders of record in the Reorganization will be the same as the basis of the shares of your Portfolio surrendered in exchange; and

     o The tax holding period of the corresponding Pioneer Portfolio shares received by the shareholders of record will include the tax holding period of the shares of your Portfolio surrendered in exchange, provided that the shares of your Portfolio were held by the shareholders of record as capital assets on the date of the exchange.

         In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of Pioneer Variable Contracts Trust, on behalf of each Portfolio.

         No tax ruling has been or will be received from the IRS in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

         The foregoing discussion does not address certain classes of taxpayers who are subject to special circumstances, such as taxpayers who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the Reorganizations, including the applicability of any state, local or foreign tax laws.


                         VOTING RIGHTS AND REQUIRED VOTE

         Each share of your Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. A quorum is required to conduct business at the meeting. With respect to your Portfolio, one-third of the outstanding shares of your Portfolio entitled to cast votes at the meeting will constitute a quorum; however, since the proposal must be approved by "a majority of the outstanding voting securities," as defined under the 1940 Act, at least 50% of the outstanding shares must have submitted instruction forms to approve the proposal. A "majority of the outstanding voting securities" of your Portfolio means the lesser of:

         (1) 67% or more of the shares of your Portfolio present at the meeting, if the holders of at least 50% of all the outstanding shares of your Portfolio entitled to vote are represented at the meeting, or

         (2) more than 50% of the outstanding shares of your Portfolio entitled to vote at the meeting.

         The table below shows how shares will be treated for the purposes of quorum and voting requirements.

------------------------------------------------------------------------------------------------------------
         Shares                    Quorum                                    Voting
------------------------------------------------------------------------------------------------------------
In General                All shares "present"      Shares "present" in person will be voted in person at
                          that have executed a      the meeting. Shares present by executing a
                          proxy/instruction form    proxy/instruction form will be voted in accordance with
                          are                       instructions.
                          counted toward a quorum.
------------------------------------------------------------------------------------------------------------
Signed                    Considered "present" at   Voted "for" the proposal.
Proxy/Instruction         meeting for purposes of
Form with no Voting       quorum.
Instruction (other
thanBroker Non-Vote)
------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where    Considered "present" at   Broker non-votes do not count as a vote "for" the
the underlying holder     meeting for purposes of   proposal and effectively result in a vote "against" the
had not voted and the     quorum.                   proposal.
broker does not have
discretionary
authorityto vote
the shares)
------------------------------------------------------------------------------------------------------------
Vote to Abstain           Considered "present" at   Abstentions do not constitute a vote "for" the proposal
                          meeting for purposes of   and effectively result in a vote "against" the proposal.
                          quorum.
------------------------------------------------------------------------------------------------------------

         If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, and your Portfolio will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action may be appropriate.


                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Investment Adviser

         Pioneer serves as the investment adviser to each Pioneer Portfolio. Pioneer oversees each Portfolio's operations and is responsible for the day-to-day management of the Portfolio's investments. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2006, assets under management were approximately $217 billion worldwide, including over $65 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

         The Board of Trustees of each of the Pioneer Portfolios is responsible for overseeing the performance of Pioneer Portfolios' investment adviser and determining whether to approve and renew a Portfolio's investment management agreement.

         Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Portfolios' board of trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supercede the Exemptive Order, Pioneer and the Pioneer Portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Portfolios' board of trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Portfolio without shareholder approval.

         In the case of Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer AmPac Growth VCT Portfolio and Pioneer Oak Ridge Large Cap Growth VCT Portfolio, Pioneer supervises each Portfolio's subadviser, who is responsible for the day-to-day management of the relevant Portfolio's investments.

Subadvisers

         Ibbotson. Ibbotson is the subadviser to Pioneer Ibbotson Moderate Allocation VCT Portfolio and recommends the allocation of the Portfolio's assets among asset classes and among underlying funds. Ibbotson is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601.

         Papp. Papp is the subadviser to Pioneer AmPac Growth VCT Portfolio, and is the investment adviser to individuals, trusts, retirement plans, endowments and foundations. Papp's main office is located at 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016.

         Oak Ridge. Oak Ridge is the subadviser to Pioneer Oak Ridge Large Cap Growth VCT Portfolio. Oak Ridge's principal place of business is located at 10 South LaSalle Street, Chicago, Illinois 60603.

Disclosure of Portfolio Holdings

         Each Pioneer Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities are described in the Statement of Additional Information and on Pioneer's website at www.pioneerinvestments.com.

Buying and Selling Shares of the Pioneer Portfolios

         Net Asset Value. Each Pioneer Portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

         Each Pioneer Portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the Portfolio uses a security's fair value. All methods of determining the value of a security used by the Portfolio, including those discussed below, on the basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the Portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the Portfolio relies upon securities prices provided by pricing services.

         Each Pioneer Portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the Portfolio, developments relating to specific events, the securities market or the specific issuer may occur between the time the primary market closes and the time the Portfolio determines its net asset value. In those circumstances, when the Portfolio believes the price of the security may be affected, the Portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the Portfolio could change on a day you cannot buy or sell shares of the Portfolio.

         Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. Each Pioneer Portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each Portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that a Portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Investments in Shares of the Pioneer Portfolios

         Each Pioneer Portfolio may sell its shares directly to: (i) separate accounts established and maintained by insurance companies for the purposes of funding Variable Contracts, and (ii) Qualified Plans. Shares of the Pioneer Portfolios are sold at net asset value. Investments in each Pioneer Portfolio are expressed in terms of the full and fractional shares of the Pioneer Portfolio purchased. Investments in a Pioneer Portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the Pioneer Portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a Pioneer Portfolio. The offering of shares of any Pioneer Portfolio may be suspended for a period of time and each Pioneer Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a Pioneer Portfolio.

         Since contract owners may not directly purchase shares of the Pioneer Portfolios, contract owners should read the prospectus for their insurance company's Variable Contract to learn how to purchase a Variable Contract based on the Pioneer Portfolios.

         The interests of Variable Contracts and Qualified Plans investing in the Pioneer Portfolios could conflict due to differences of tax treatment and other considerations. The Pioneer Portfolios currently do not foresee any disadvantages to investors arising out of the fact that each Pioneer Portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each Pioneer Portfolio may offer its shares to Qualified Plans. Nevertheless, the Pioneer Portfolios' Trustees intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more Pioneer Portfolios and shares of another portfolio may be substituted. This might force a Pioneer Portfolio to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Pioneer Portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any Pioneer Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Pioneer Portfolio.

         Insurance companies and plan fiduciaries are required to notify a Pioneer Portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the IRS. The Pioneer Portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation ss.ss. 1.817-5 is revoked or challenged. The Pioneer Portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the IRS may be liable to the Pioneer Portfolios or Pioneer for losses incurred by the Pioneer Portfolios or Pioneer as a result of such action.

         Selling. Shares of a Pioneer Portfolio may be sold on any business day. Pioneer Portfolio shares are sold at net asset value next determined after receipt by the Pioneer Portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's variable annuity or variable insurance contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a Pioneer Portfolio but in no event later than seven days following receipt of instructions. Each Pioneer Portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for the Pioneer Portfolio to sell or value its investments.

         You can obtain more free information about the Pioneer Portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-622-3265.

         Excessive Trading. Frequent trading into and out of the Pioneer Portfolios can disrupt Portfolio management strategies, harm Pioneer Portfolio performance by forcing the Pioneer Portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Pioneer Portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Pioneer Portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the Pioneer Portfolio's shares to be excessive for a variety of reasons, such as if a variable annuity or variable life insurance contract holder or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a Pioneer Portfolio within a short period of time after the shares were purchased;
     o   Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

         The Pioneer Portfolio's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Pioneer Portfolio shares by investors. Because the insurance company aggregates the trading by its contract holders, we are not able to monitor trading at the contract holder level. If we are advised by an insurance company that a contract holder, initiating transactions in the Pioneer Portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the Pioneer Portfolio, we will ask the insurance company to restrict the contract holder from placing further purchase orders in the Pioneer Portfolio. We make seek limitations on trading activity by Qualified Plans investing in a Pioneer Portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the Pioneer Portfolio's shareholders. In order to prevent short-term trading in Portfolios that primarily invest in non-U.S. securities, these Portfolios use a fair value pricing services, as discussed under "Net Asset Value."

         While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics described to evade detection. If we are not successful, the return of an investor in a Pioneer Portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the Qualified Plans that invest in the Pioneer Portfolios to monitor and restrict such activities. Consequently, an investment in Pioneer Portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

         The Pioneer Portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that an insurance company or plan administrator restrict transactions activity by a contract holder for any reasons, without prior notice, including transactions that the Portfolios believes are requested on behalf of market timers. The Pioneer Portfolios reserve the right to reject any purchase request by a Qualified Plan or insurance company if the Pioneer Portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the Pioneer Portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Pioneer Portfolio. The Pioneer Portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The Pioneer Portfolios may impose further restrictions on trading activities by market timers in the future. Each Pioneer Portfolio's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

         Distribution Plan. Each Portfolio has adopted a plan of distribution for its Class II shares in accordance with Rule 12b-1 under the 1940 Act. Under each plan, each Portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to its Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

         Additional Dealer Compensation. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by PFD. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Portfolios or cooperate with the distributor's promotional efforts.

         Distributions and Taxes. Each Pioneer Portfolio generally pays any distributions of net short- and long-term capital gains in June. With the exception of Pioneer Balanced VCT Portfolio, each Pioneer Portfolio generally pays dividends from any net investment income in December. Pioneer Balanced VCT Portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. Each Pioneer Portfolio may also pay dividends and capital gain distributions at other times if necessary for the Pioneer Portfolio to avoid federal income or excise tax.

         Shares of each Pioneer Portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Contract holders should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the Pioneer Portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such Qualified Plans.

         Under the Code, a Pioneer Portfolio's dividends and distributions of net short-term capital gain in excess of net long-term capital loss to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally are treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or the Qualified Plan rather than by the contract holder or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividend and capital gain distributions they receive from any Pioneer Portfolio.

         Each Pioneer Portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each Pioneer Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each Pioneer Portfolio generally will not be subject to U.S. federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

         In addition to the above, each Pioneer Portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and the Statement of Additional Information for the Pioneer Portfolio.

                              FINANCIAL HIGHLIGHTS



                              FINANCIAL HIGHLIGHTS

     The following tables show the historical financial performance of each Pioneer Portfolio's investment operations for the past five fiscal years or since its inception if shorter, and the most recent semi-annual period ended June 30, 2006. Certain information reflects financial results for a single Pioneer Portfolio share. The total returns in the tables represent the rate that your investment in a Pioneer Portfolio would have increased or decreased during each period (assuming reinvestment of all dividends and distributions).

               PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO

                              FINANCIAL HIGHLIGHTS

     The information below for the period ended December 31, 2005 for Class II shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report is included in the Portfolio's annual report along with the Portfolio's financial statements. The annual report is available upon request. The information for the semiannual period ended June 30, 2006 has not been audited.

                                                             For the
                                                            six months    For the period
                                                              ended         3/18/05(a)
                                                             06/30/06           to
                                                           (unaudited)       12/31/05
                                                           -----------    --------------
Net asset value, beginning of period                          $  10.63         $  10.00
                                                              --------         --------
Increase from investment operations:
 Net investment income (b)                                    $   0.07         $   0.15
 Net realized and unrealized gain on investments                  0.15             0.48
                                                              --------         --------
  Net increase from investment operations                     $   0.22         $   0.63
                                                              --------         --------
Distributions to shareowners:
 Net investment income                                        $  (0.04)              --
 Net realized gain                                               (0.09)              --
                                                              --------         --------
 Total distributions to shareowners                           $  (0.13)              --
                                                              --------         --------
Net increase in net asset value                               $   0.09         $   0.63
                                                              --------         --------
Net asset value, end of period                                $  10.72         $  10.63
                                                              ========         ========
Total return* (c)                                                 2.14%            6.30%
 Ratio of net expenses to average net assets**                    0.58%            0.74%++
 Ratio of net investment income to average net assets**           1.43%            1.73%
 Portfolio turnover rate (c)                                         0%              27%
 Net assets, end of period (in thousands)                     $ 38,568         $ 20,067

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
(c)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
++ In the absence of expense reimbursement, expenses on an annualized basis for the period ended 12/31/05, would have been 1.42% of average net assets for Class II shares.
Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO

                              FINANCIAL HIGHLIGHTS

     The information below for the fiscal years ended December 31, 2002 through December 31, 2005 for Class I shares of Pioneer International Value VCT Portfolio, and for the fiscal years ended December 31, 2003 through December 31, 2005 for Class II shares of Pioneer International Value VCT Portfolio, has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report is included in the Portfolio's annual report along with the Portfolio's financial statements. The financial highlights for the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 15, 2002, expressed an unqualified opinion on those financial highlights. The annual report is available upon request. The information with respect to Class I and Class II shares for the semiannual period ended June 30, 2006 has not been audited.

                                                              Six Months
                                                                 Ended        Year       Year       Year         Year        Year
                                                                6/30/06      Ended      Ended      Ended        Ended       Ended
Class I                                                       (unaudited)   12/31/05   12/31/04   12/31/03     12/31/02    12/31/01
Net asset value, beginning of period                            $ 13.71      $ 11.88    $ 10.06   $  7.79      $  9.00     $ 11.83
                                                                -------      -------    -------   -------      -------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  0.12      $  0.10    $  0.05   $  0.07      $  0.03     $  0.02
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    0.97         1.75       1.82      2.26        (1.23)      (2.83)
                                                                -------      -------    -------   -------      -------     -------
  Net increase (decrease) from investment operations            $  1.09      $  1.85    $  1.87   $  2.33      $ (1.20)    $ (2.81)
Distributions to shareowners:
 Net investment income                                            (0.07)       (0.02)     (0.05)    (0.06)       (0.01)      (0.02)
 Net realized gain                                                   --           --         --        --           --          --
                                                                -------      -------    -------   -------      -------     -------
Net increase (decrease) in net asset value                      $  1.02      $  1.83    $  1.82   $  2.27      $ (1.21)    $ (2.83)
                                                                -------      -------    -------   -------      -------     -------
Net asset value, end of period                                  $ 14.73      $ 13.71    $ 11.88   $ 10.06      $  7.79     $  9.00
                                                                =======      =======    =======   =======      =======     =======
Total return*                                                      7.99%       15.58%     18.71%    30.06%      (13.31)%    (23.74)%
Ratio of net expenses to average net assets+                       1.44%**      1.53%      1.75%     1.69%        1.46%       1.38%
Ratio of net investment income (loss) to average net assets+       1.48%**      0.70%      0.45%     0.68%        0.62%       0.21%
Portfolio turnover rate                                             114%**       108%       129%       99%          31%         39%
Net assets, end of period (in thousands)                        $20,848      $21,176    $22,859   $22,506      $21,271     $32,083
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
Net expenses                                                       1.44%**      1.53%      1.75%     1.69%        1.46%       1.38%
Net investment income                                              1.48%**      0.70%      0.45%     0.68%        0.62%       0.21%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.44%**      1.53%      1.75%     1.69%        1.46%       1.38%
 Net investment income                                             1.48%**      0.70%      0.45%     0.68%        0.62%       0.21%

** Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                                                                   Six Months
                                                                      Ended          Year          Year
                                                                     6/30/06         Ended         Ended         5/1/03 (a)
Class II                                                           (unaudited)     12/31/05      12/31/04        to 12/31/03
Net asset value, beginning of period                                  $13.63        $11.84        $10.04           $ 7.76
                                                                      ------        ------        ------           ------
Increase from investment operations:
 Net investment income (loss)                                         $ 0.08        $ 0.04        $(0.02)          $ 0.05
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                 0.99          1.76          1.86             2.29
                                                                      ------        ------        ------           ------
  Net increase from investment operations                             $ 1.07        $ 1.80        $ 1.84           $ 2.34
Distributions to shareowners:
 Net investment income                                                 (0.04)        (0.01)        (0.04)           (0.06)
                                                                      ------        ------        ------           ------
Net increase in net asset value                                       $ 1.03        $ 1.79        $ 1.80           $ 2.28
                                                                      ------        ------        ------           ------
Net asset value, end of period                                        $14.66        $13.63        $11.84           $10.04
                                                                      ======        ======        ======           ======
Total return*                                                           7.87%**      15.19%        18.42%           30.31%(b)
Ratio of net expenses to average net assets+                            1.76%**       1.84%         2.13%            2.02%**
Ratio of net investment gain (loss) to average net assets+              1.26%**       0.36%        (0.11)%          (0.81)%**
Portfolio turnover rate                                                  114%**        108%          129%              99%
Net assets, end of period (in thousands)                              $7,275        $5,726        $4,133           $1,081
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                           1.76%**       1.84%         2.13%            2.02%**
 Net investment income (loss)                                           1.26%**       0.36%        (0.11)%          (0.81)%**

(a) Class II shares were first publicly offered on May 1, 2003.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(b) Not annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO

                              FINANCIAL HIGHLIGHTS

     The information below for the fiscal year ended December 31, 2005 for Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio has been audited by Ernst & Young LLP, the Portfolio's independent registered public accounting firm, whose report is included in the Portfolio's annual report along with the Portfolio's financial statements. The annual report is available upon request. The information for the semiannual period ended June 30, 2006 has not been audited.

                                                                                Six Months
                                                                                   Ended                      3/15/04 (a)
                                                                                  6/30/06      Year Ended         to
                                                                                (unaudited)     12/31/05       12/31/04
Net asset value, beginning of period                                            $  11.98         $ 11.09       $ 10.00
                                                                                --------         -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                   $   0.01         $ (0.01)      $  0.03
 Net realized and unrealized gain (loss) on investments                            (0.53)           0.92          1.06
                                                                                --------         -------       -------
 Net increase (decrease) from investment operations                             $  (0.52)        $  0.91       $  1.09
Distributions to shareowners:
 Net investment income                                                              0.00(c)        (0.02)           --
 Net realized gain                                                                 (0.17)             --            --
                                                                                --------         -------       -------
  Net increase (decrease) in net asset value                                    $  (0.69)        $  0.89       $  1.09
                                                                                --------         -------       -------
Net asset value, end of period                                                  $  11.29         $ 11.98       $ 11.09
                                                                                ========         =======       =======
Total return*                                                                      (4.33)%          8.18%        10.90%(b)
Ratio of net expenses to average net assets                                         0.95%**         0.95%         0.95%* *
Ratio of net investment income to average net assets                                0.15%**         0.08%         0.79%* *
Portfolio turnover rate                                                               54%**          131%           21%
Net assets, end of period (in thousands)                                        $ 25,215         $25,908       $ 4,397
Ratios with no waiver of management fees and assumption of expenses by PIM:
 Net expenses                                                                       1.37%* *        1.93%         6.22%**
 Net investment loss                                                               (0.27)%**       (0.90)%       (4.48)%**

(a)  The Portfolio commenced operations on March 15, 2004.
(b)  Not annualized.
(c)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

                       INFORMATION CONCERNING THE MEETING

Voting by Contract holders

         Because the insurance company that issued your Variable Contract is the owner of record of shares of the Portfolio, your vote will instruct the insurance company how to vote the shares of the Portfolio attributable to your contract. The insurance company will vote all of the shares of the Portfolio that it holds that are not attributable to any Variable Contract in the same proportion as the voting instructions received from its contract holders with respect to the Portfolio. The insurance company will also vote those shares for which no timely voting instruction was received from the contract holder in the same proportion as the voting instructions timely received from its other contract holders with respect to the Portfolio.

Solicitation of Proxies/Voting Instructions

         In addition to the mailing of these Proxy Statement/Prospectus materials, proxies and voting instructions may be solicited by telephone, by fax or in person by the Trustees, officers and employees of your Portfolio; by personnel of Pioneer or Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), or by broker-dealer firms. Pioneer and its affiliates, together with a third party solicitation firm, have agreed to provide solicitation services to your Portfolio at a cost of approximately $15,000. Pioneer has agreed to pay 50% of the costs of preparing and printing the Proxy Statement/Prospectus and of the solicitation costs incurred in connection with the Reorganizations. The Portfolios and the Pioneer Portfolios will each pay an equal portion of the remaining 50% of the costs incurred in connection with the Reorganizations.

Householding

         If you have previously given your Portfolio permission to do so, the Portfolio may send a single Proxy Statement/Prospectus to your residence for you and any other member of your household who has an account with the Portfolio. If you wish to revoke your consent to this practice, you may do so by notifying your Portfolio, by phone or in writing by using the telephone number and address on page 1 of the Proxy Statement/Prospectus. Your Portfolio will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Revoking Instructions

         Each shareholder of your Portfolio by signing and returning a proxy/instruction form has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109,

     o By returning a duly executed proxy/voting instruction form with a later date before the time of the meeting, or

     o If a shareholder has executed proxy/voting instruction form but is present at the meeting and wishes to vote in person, by notifying the secretary of your Portfolio (without complying with any formalities) at any time before it is voted.

Outstanding Shares

         Only shareholders of record on October 20, 2006 (the "record date"), and any applicable contract holders as the record date, are entitled to notice of and vote on the proposals. As of the record date, the following shares of each Portfolio requesting a vote of its shareholders were outstanding:

-------------------------------------------------------------------------------------------------------
Pioneer Portfolio                                       Shares Outstanding (as of October 20, 2006)
-----------------                                       -------------------------------------------

-------------------------------------------------------------------------------------------------------
Pioneer Balanced VCT Portfolio
-------------------------------------------------------------------------------------------------------
         Class I                                                        [_________]
-------------------------------------------------------------------------------------------------------
         Class II                                                       [_________]
-------------------------------------------------------------------------------------------------------
Pioneer Europe VCT Portfolio
-------------------------------------------------------------------------------------------------------
         Class I                                                        [_________]
-------------------------------------------------------------------------------------------------------
         Class II                                                       [_________]
-------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth VCT Portfolio
-------------------------------------------------------------------------------------------------------
         Class II                                                       [_________]
-------------------------------------------------------------------------------------------------------

Other Business

         Your Portfolio's Board of Trustees knows of no business to be presented for consideration at the meeting other than Proposals 1(a) - 1(c). If other business is properly brought before the meeting, it will be voted according to the best judgment of the persons with the authority to vote.

Adjournments

         If, by the time scheduled for the meeting, a quorum of shareholders of the Portfolio is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named with the authority to vote may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original meeting (in which case the Board of Trustees of your Portfolio will set a new record date), your Portfolio will give notice of the adjourned meeting to its shareholders.

Shareholders' Proposals

         Your Portfolio is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your Portfolio at 60 State Street, Boston, Massachusetts 02109 within a reasonable time before the meeting.

Appraisal Rights

         If the Reorganization of your Portfolio is approved at the meeting, shareholders of your Portfolio will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act that supersede state law. Shareholders of your Portfolio, however, have the right to redeem their Portfolio shares at net asset value until the closing date of the Reorganization. After the Reorganization, shareholders of your Portfolios will hold shares of the corresponding Pioneer Portfolio that may also be redeemed at net asset value.


                      OWNERSHIP OF SHARES OF THE PORTFOLIOS

         As of August 31, 2006, the Trustees and officers of each Portfolio owned in the aggregate less than 1% of the outstanding shares of the Portfolios.

         To the knowledge of each Portfolio, as of August 31, 2006, the following persons owned of record or beneficially 5% or more of the outstanding class of shares of each Portfolio, respectively.

------------------------------------------------------------------------------------------------------------------
                                                                             Number of
Record Holder                                            Share Class           Shares           Percent of Class
------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation VCT Portfolio

------------------------------------------------------------------------------------------------------------------
Travelers Life & Annuity Company                          Class II         2,414,843.021            48.06%
P.O. Box 990027
Hartford, CT 06199-0027

------------------------------------------------------------------------------------------------------------------
Travelers Insurance Company                               Class II         2,599,279.731            51.73%
P.O. Box 990027
Hartford, CT 06199-0027

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                             Number of
Record Holder                                            Share Class           Shares           Percent of Class
------------------------------------------------------------------------------------------------------------------
Pioneer Balanced VCT Portfolio

------------------------------------------------------------------------------------------------------------------
Allmerica Financial Life Insurance & Annuity Company       Class I          1,688,792.40            99.11%
1 S.W. Security Benefit Plaza
Topeka, KS 66636-1000

------------------------------------------------------------------------------------------------------------------
Travelers Life & Annuity Company                           Class II          476,744.069            50.48%
P.O. Box 990027
Hartford, CT 06199-0027

------------------------------------------------------------------------------------------------------------------
Travelers Insurance Company                                Class II          467,593.832            49.51%
P.O. Box 990027
Hartford, CT 06199-0027

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                             Number of
Record Holder                                            Share Class           Shares           Percent of Class
------------------------------------------------------------------------------------------------------------------
Pioneer International Value VCT Portfolio

------------------------------------------------------------------------------------------------------------------
Allmerica Financial Life Insurance & Annuity Company       Class I          1,358,471.442           98.76%
1 S.W. Security Benefit Plaza
Topeka, KS 66636-1000

------------------------------------------------------------------------------------------------------------------
Travelers Life & Annuity Company                           Class II          313,096.957            58.91%
P.O. Box 990027
Hartford, CT 06199-0027

------------------------------------------------------------------------------------------------------------------
Travelers Insurance Company                                Class II          218,309.419            41.08%
P.O. Box 990027
Hartford, CT 06199-0027

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                             Number of
Record Holder                                            Share Class           Shares           Percent of Class
------------------------------------------------------------------------------------------------------------------
Pioneer Europe VCT Portfolio

------------------------------------------------------------------------------------------------------------------
Allmerica Financial Life Insurance & Annuity Company       Class I           681,998.766            98.73%
1 S.W. Security Benefit Plaza
Topeka, KS 66636-1000

------------------------------------------------------------------------------------------------------------------
Travelers Life & Annuity Company                           Class II          68,671.940             7.40%
P.O. Box 990027
Hartford, CT 06199-0027

------------------------------------------------------------------------------------------------------------------
Travelers Insurance Company                                Class II          83,078.509             8.96%
P.O. Box 990027
Hartford, CT 06199-0027

------------------------------------------------------------------------------------------------------------------
Jefferson National Life Insurance Company                  Class II          59,786.701             6.45%
Attn: Separate Accounts
9920 Corporate Campus Drive, Suite 1000
Louisville, KY 40223-4051

------------------------------------------------------------------------------------------------------------------
IDS Life Insurance Company                                 Class II          641,407.680            69.20%
222 AXP Financial Center
Minneapolis, MN 55474-0002

------------------------------------------------------------------------------------------------------------------
IDS Life Insurance Company of New York                     Class II          73,890.715             7.97%
222 AXP Financial Center
Minneapolis, MN 55474-0002

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                             Number of
Record Holder                                            Share Class           Shares           Percent of Class
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth VCT Portfolio

------------------------------------------------------------------------------------------------------------------
Travelers Life & Annuity Company                           Class II          445,111.005            20.13%
P.O. Box 990027
Hartford, CT 06199-0027

------------------------------------------------------------------------------------------------------------------
Travelers Insurance Company                                Class II          575,814.963            26.05%
P.O. Box 990027
Hartford, CT 06199-0027

------------------------------------------------------------------------------------------------------------------
Hartford Life Insurance Company Separate Account           Class II         1,189,370.434           53.81%
P.O. Box 2999
Hartford, CT 06104-2999

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                             Number of
Record Holder                                            Share Class           Shares           Percent of Class
------------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth VCT Portfolio

------------------------------------------------------------------------------------------------------------------
Travelers Life & Annuity Company                           Class II          75,290.166             44.57%
P.O. Box 990027
Hartford, CT 06199-0027

------------------------------------------------------------------------------------------------------------------
Travelers Insurance Company                                Class II          83,614.745             49.50%
P.O. Box 990027
Hartford, CT 06199-0027

------------------------------------------------------------------------------------------------------------------
Pioneer Funds Distributor, Inc.                            Class II          10,000.000             5.92%
60 State Street
Boston, MA 02109-1800

------------------------------------------------------------------------------------------------------------------

                                     EXPERTS


         The financial statements and financial highlights of each Pioneer Portfolio are incorporated by reference in the Pioneer Variable Contracts Trust's Annual Report at and for the year ended December 31, 2005, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated by reference herein in reliance on such report given on the authority of such firm as experts in accounting and auditing.


                              AVAILABLE INFORMATION


         You can obtain more free information about the Portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-622-3265.

         Each Portfolio's statement of additional information and shareholder reports are available free of charge on the Portfolios' website at www.pioneerinvestments.com

         Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

         Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Portfolios and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                                                        APPENDIX

                     INFORMATION ABOUT THE UNDERLYING FUNDS
                              (PROPOSAL 1(A) ONLY)


Information about the underlying funds

The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds used by Pioneer Ibbotson Moderate Allocation VCT Portfolio. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and statement of additional information for each underlying fund is available on the SEC's website as well as at www.pioneerinvestments.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

The underlying funds that invest primarily in equity securities are:

Pioneer Fund
------------

Investment objective
Reasonable income and capital growth.

Principal investment strategies
The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser
Pioneer

Pioneer Research Fund
---------------------

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as preferred stocks, depositary receipts, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and warrants.

Investment Adviser

Pioneer

Pioneer Oak Ridge Large Cap Growth Fund
---------------------------------------

Investment objective
Capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher that $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and equity interests in real estate investment trusts (REITs).

Investment Adviser
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer AmPac Growth Fund
-------------------------

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:

o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)
o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

The fund also may invest up to 30% of the value of its investments in equity securities in the equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Value Fund
------------------

Investment objective
Reasonable income and capital growth.

Principal investment strategies
The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs).

Investment Adviser

Pioneer

Pioneer Cullen Value Fund
-------------------------

Investment objective
Capital appreciation. Current income is a secondary objective.

Principal investment strategies
The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging market issuers. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment Adviser

Pioneer (adviser); Cullen Capital Management LLC (subadviser)

Pioneer Mid Cap Growth Fund
---------------------------

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of issuers included in the Russell Midcap Growth Index. (Effective November 1, 2006, mid-size companies will be defined as those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes with market conditions and the composition of the index.) For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser
Pioneer

Pioneer Mid Cap Value Fund
--------------------------

Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The fund focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. (Effective November 1, 2006, mid-size companies will be defined as those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index.) The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants, rights, exchange-traded funds
(ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs).

Investment Adviser

Pioneer

Pioneer Small and Mid Cap Growth Fund
-------------------------------------

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs).

Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Small Cap Value Fund
----------------------------

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

Pioneer

Pioneer International Equity Fund
---------------------------------

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 10% of its assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser
Pioneer

Pioneer Europe Select Equity Fund
---------------------------------

Investment objective
Long term growth of capital.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund generally focuses on mid- and large-capitalization European issuers. Equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

Investment Adviser

Pioneer

Pioneer Emerging Markets Fund
-----------------------------

Investment objective Long-term growth of capital.

Principal investment strategies
The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers (i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers).

Investment Adviser
Pioneer

Pioneer Real Estate Shares
--------------------------

Investment objective
Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in REITs and preferred stocks.

Investment Adviser

Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

Pioneer Focused Equity Fund
---------------------------

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities. The fund's subadviser may focus on a relatively limited number of securities (i.e., generally 25 or fewer).

Investment adviser
Pioneer (adviser); OakBrook Investments, LLC (subadviser)

Pioneer Growth Opportunities Fund
---------------------------------

Investment objective
Growth of capital.

Principal investment strategies
The fund invests primarily in equity securities of companies that Pioneer considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks. The fund may invest a significant portion of its assets in equity securities of small companies.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging markets issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the

European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment adviser

Pioneer

The underlying funds that invest primarily in debt securities are:
------------------------------------------------------------------

Pioneer Government Income Fund
------------------------------

Investment objective
Current income as is consistent with preservation of capital.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, and repurchase agreements and "when-issued" commitments with respect to these securities.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Securities in which the fund may invest include:

o U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)
o Obligations issued by or guaranteed as to principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration ("FHA") debentures, for which the U.S. Treasury unconditionally guarantees payment of principal and interest
o Obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury
o Obligations of the Private Export Funding Corporation ("PEFCO"), which may be guaranteed by the Export-Import Bank of the U.S. ("Exim Bank"), an agency of the U.S.
o Obligations of government sponsored entities that do not have any form of credit support from the U.S. government, including the Federal Farm Credit Banks ("FFCB") and Tennessee Valley Authority ("TVA")

The fund's investments may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.

Investment adviser

Pioneer

Pioneer High Yield Fund
-----------------------

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Investment Adviser

Pioneer

Pioneer Bond Fund
-----------------

Investment objective
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.

Principal investment strategies

The fund invests primarily in:

o debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
o debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
o cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Normally, the fund invests at least 80% of its total assets in these securities. In addition, the fund may invest up to 20% of its total assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer.

Investment Adviser

Pioneer

Pioneer Strategic Income Fund
-----------------------------

Investment objective
A high level of current income.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer allocates the fund's investments among the following three segments of the debt markets:

o  Below investment grade (high yield) securities of U.S. and non-U.S. issuers
o  Investment grade securities of U.S. issuers
o  Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends. The fund invests primarily in:

o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
o  Mortgage-backed and asset-backed securities

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

Investment Adviser

Pioneer

Pioneer Short Term Income Fund
------------------------------

Investment objective
A high level of current income to the extent consistent with a relatively high level of stability of principal.

Principal investment strategies
The fund invests primarily in:

o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
o Debt securities, including convertible debt, of corporate and other issuers and commercial paper
o  Mortgage-backed and asset-backed securities
o  Short-term money market instruments

Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents may include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser
Pioneer

Pioneer Cash Reserves Fund
--------------------------

Investment objective
High current income, preservation of capital and liquidity through investments in high-quality short-term securities.

Principal investment strategies
The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

o  U.S. and foreign banks
o  U.S. and foreign corporate issuers
o  The U.S. government and its agencies and instrumentalities
o  Foreign governments

o  Multinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

Investment Adviser
Pioneer

                                                                       EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[Note: All italicized and bracketed language only applies to Proposal 1(a) - Reorganization of Pioneer Balanced VCT Portfolio into Pioneer Ibbotson Moderate Allocation VCT Portfolio.]

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___th day of _______, 2006, by and between Pioneer Variable Contracts Trust, a Delaware statutory trust, on behalf of its series, Pioneer ___________ VCT Portfolio (the "Acquiring Portfolio"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Variable Contracts Trust, on behalf of its series Pioneer ___________ VCT Portfolio, with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "Acquired Portfolio"). The Acquiring Portfolio and the Acquired Portfolio are sometimes referred to collectively herein as the "Portfolios" and individually as a "Portfolio."

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). [Note: The prior sentence shall be deleted from the Agreement with respect to Proposal 1(a) and replaced with - "This Agreement is not intended to qualify as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 19986, as amended (the "Code").] The reorganization (the "Reorganization") will consist of (a) [For Proposal 1(a) only - the sale of all of the Acquired Portfolio's securities for cash, the distribution by the Acquired Portfolio to its shareholders of its net income and gain for its last taxable year and] the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio solely in exchange for (i) the issuance of shares of beneficial interest of each Class of shares of the Acquiring Portfolio that corresponds to the Classes of shares of the Acquired Portfolio equal to the net asset value ("NAV") represented by such shares (collectively, the "Acquiring Portfolio Shares" and each, an "Acquiring Portfolio Share") to the Acquired Portfolio, and
(ii) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio (the "Assumed Liabilities"), on the closing date set forth below (the "Closing Date"), and (b) the distribution by the Acquired Portfolio, on the Closing Date, or as soon thereafter as practicable, of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in liquidation and termination of the Acquired Portfolio, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, each Portfolio is a series of Pioneer Variable Contracts Trust, a registered investment company classified as a management company of the open-end type, and the Acquired Portfolio owns securities that generally are assets of the character in which the Acquiring Portfolio is permitted to invest;

     [Note: In lieu of the "whereas" clause above, the Agreement with respect to Proposal 1(a) shall state the following:

     WHEREAS, each Portfolio is a series of Pioneer Variable Contracts Trust, a registered investment company classified as a management company of the open-end type, and the Acquired Portfolio has sold all of its portfolio securities in exchange for cash to permit the

Acquiring Portfolio to invest in underlying funds and other assets of the character in which the Acquiring Portfolio is permitted to invest;]

     WHEREAS, the Acquiring Portfolio is authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees of Pioneer Variable Contracts Trust, on behalf of each Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares, and the assumption of the Assumed Liabilities of the Acquired Portfolio by the Acquiring Portfolio, are in the best interests of each Portfolio's shareholders;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED PORTFOLIO.

     1.1 Subject to the terms and conditions set forth in this Agreement and on the basis of the representations and warranties contained in this Agreement, the Acquired Portfolio agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Portfolio free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and payable or being contested in good faith and contractual restrictions on the transfer of the acquired assets), and the Acquiring Portfolio agrees in exchange therefore: (a) to issue to the Acquired Portfolio the number of Acquiring Portfolio Shares of each Class, including fractional Acquiring Portfolio Shares, determined (to at least two decimal places) by dividing the value of the Acquired Portfolio's net assets attributable to a Class of shares and transferred to the Acquiring Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.1, by the NAV of one Acquiring Portfolio Share of the applicable Class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Assumed Liabilities, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 (a) The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all of the Acquired Portfolio's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Portfolio, all other intangible property owned by the Acquired Portfolio and originals or copies of all books and records of the Acquired Portfolio.

          [Note: In lieu of paragraph (a) above, the Agreement with respect to Proposal 1(a) shall state the following:

          [(a) The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all of the Acquired Portfolio's property, which shall consist solely of cash, goodwill, contractual rights of the Acquired Portfolio, dividends and interest receivables, all other intangible property owned by the Acquired Portfolio and originals or copies of all books and records of the Acquired Portfolio.]

          (b) The Acquired Portfolio has provided the Acquiring Portfolio with a list of all of the Acquired Portfolio's securities and other assets as of the date of this Agreement. The Acquired Portfolio reserves the right to sell any of these securities (except to the extent sales may be limited by representations of the Acquired Portfolio made in connection with the issuance of the tax opinion provided for in paragraph 9.5 hereof) but will not, without the prior approval of the Acquiring Portfolio, acquire any additional securities other than securities of the type in which the Acquiring Portfolio is permitted to invest and shall not acquire, without the consent of the Acquiring Portfolio, any securities that are valued at "fair value" under the valuation procedures of either Portfolio.

          [Note: In lieu of paragraph (b) above, the Agreement with respect to Proposal 1(a) shall state the following:

          [(b) The Acquired Portfolio has provided the Acquiring Portfolio with a list of all of the Acquired Portfolio's assets as of the date of this Agreement. The Acquired Portfolio will not, without the prior approval of the Acquiring Portfolio, acquire any securities other than securities of the type in which the Acquiring Portfolio is permitted to invest and shall not acquire, without the consent of the Acquiring Portfolio, any securities that are valued at "fair value" under the valuation procedures of either Portfolio.]

     1.3 The Acquired Portfolio will endeavor to discharge all its known liabilities and obligations that are or will become due prior to the Closing Date. The Acquired Portfolio shall prepare an unaudited statement of assets and liabilities (the "Closing Statement"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with GAAP consistently applied from the prior audited period, including a calculation of the net assets of the Acquired Portfolio as of the close of business on the Closing Date. The Acquiring Portfolio shall assume the Assumed Liabilities.

     1.4 On the Closing Date, or as soon thereafter as is practicable, the Acquired Portfolio shall liquidate and distribute pro rata to the Acquired Portfolio's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Portfolio Shareholders") the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the Acquired Portfolio instructing the Acquiring Portfolio to transfer the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders (as provided to the Acquiring Portfolio by the Acquired Portfolio) and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquired Portfolio shall promptly provide the Acquiring Portfolio with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Portfolio will simultaneously be cancelled on the books of the Acquired Portfolio, although share certificates representing interests in the Acquired Portfolio will represent a number of Acquiring Portfolio Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

     1.5 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent. Acquiring Portfolio Shares will be issued in the manner described in the Acquiring Portfolio's Registration Statement on Form N-14 in the form attached to this Agreement as Annex A.

     1.6 Any transfer taxes payable upon issuance of the Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio Shares on the books of the Acquired Portfolio as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Acquired Portfolio with respect to the Acquired Portfolio is and shall remain the responsibility of the Acquired Portfolio up to and including the Closing Date and such later date on which the Acquired Portfolio is terminated.

     1.8 The Acquired Portfolio shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the State of Delaware and in accordance with the Declaration of Trust and By-Laws of Pioneer Variable Contracts Trust.

2.   VALUATION

     2.1 The value of the assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the prospectus or statement of additional information of the Acquired Portfolio as in effect on the date hereof.

     2.2 The NAV of the Acquiring Portfolio Shares shall be calculated in accordance with the valuation procedures described in paragraph 2.1.

     2.3 All computations of value shall be made by Pioneer Investment Management, Inc., or its agent, in accordance with its regular practice as pricing agent for the Acquired Portfolio.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December ___, 2006, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP,
60 State Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

     3.2 Portfolio securities shall be presented by the Acquired Portfolio to Brown Brothers Harriman & Co. ("BBH") as custodian for the Acquiring Portfolio for examination no later than three business days preceding the Valuation Date. The Acquiring Portfolio may, in its sole discretion, reject any securities if it reasonably believes that the ownership of such securities by the Acquired Portfolio or the acquisition of such securities by the Acquiring Portfolio would violate the investment policies and restrictions of the Acquired Portfolio and the Acquiring Portfolio. The portfolio securities, cash and due bills shall be delivered by the Acquired Portfolio to BBH as custodian for the Acquiring Portfolio for the account of the Acquiring Portfolio at the Closing duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The cash shall be delivered by wire in federal funds to an account of the Acquiring Portfolio specified by the Acquiring Portfolio.

     [Note: In lieu of paragraph 3.2 above, the Agreement with respect to Proposal 1(a) shall state the following:

     [The Acquired Portfolio shall present its assets to Brown Brothers Harriman & Co. ("BBH") as custodian for the Acquiring Portfolio for examination no later than three business days preceding the Valuation Date. The cash, receivables and due bills shall be delivered by the Acquired Portfolio to BBH as custodian for the Acquiring Portfolio for the account of the Acquiring Portfolio at the Closing duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The cash shall be delivered by wire in federal funds to an account of the Acquiring Portfolio specified by the Acquiring Portfolio.]

     3.3 BBH, custodian for the Acquired Portfolio, shall deliver at or as soon as possible after the Closing a certificate of an authorized officer stating that: (a) the Acquired Portfolio's assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.4 In the event that on the Valuation Date (a) the primary trading market for portfolio securities of the Acquired Portfolio shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such market shall be disrupted so that accurate calculation based upon available market prices of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, provided that unless the parties otherwise agree, if the transactions contemplated by this Agreement shall not have occurred on or prior to ___________, 2006, each party's obligations under this Agreement shall terminate without liability to the other party, except for any liability that may arise out of a party's breach of its obligations under this Agreement prior to such termination.

     [Note: In lieu of paragraph 3.4 above, the Agreement with respect to Proposal 1(a) shall state the following:

     [3.4 In the event that on the Valuation Date the Acquired Portfolio has not sold all of its portfolio securities for cash, the Closing Date shall be postponed until the first business day after the day that the Acquired Portfolio has sold all of its portfolio securities and received payment in cash in exchange for the sale of all of its portfolio securities, provided that unless the parties otherwise agree, if the transactions contemplated by this Agreement shall not have occurred on or prior to ___________, 2006, each party's obligations under this Agreement shall terminate without liability to the other party, except for any liability that may arise out of a party's breach of its obligations under this Agreement prior to such termination.]

     3.5 The Acquired Portfolio shall deliver to the Acquiring Portfolio at the Closing (or, if not reasonably available at the Closing, as soon as practicable thereafter) a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified by the President, Executive Vice President or Treasurer of the Acquired Portfolio as being an accurate record of the information (i) provided by Acquired Portfolio Shareholders or (ii) derived from the Acquired Portfolio's records by such officers or one of the Acquired Portfolio's service providers.

     3.6 The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Acquired Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   LIQUIDATION AND TERMINATION OF ACQUIRED PORTFOLIO

     4.1 As soon as practicable after the Closing, the Acquired Portfolio shall liquidate the Acquired Portfolio and distribute pro rata to the Acquired Portfolio Shareholders the Acquiring Portfolio Shares received pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares credited to the account of the Acquired Portfolio to open accounts on the share records in the names of Acquired Portfolio Shareholders as delivered to the Acquiring Portfolio prior to the Closing Date in accordance with paragraph 3.5 and representing the respective pro rata entitlement of each Acquired Portfolio Shareholder in the Acquiring Portfolio Shares of the corresponding Class held by the Acquired Portfolio Shareholder at the time of the Closing.

     4.2 In connection with such liquidating distributions, (a) the Acquiring Portfolio shall not deliver certificates representing its shares and (b) the share transfer books of the Acquired Portfolio shall be permanently closed as of the Closing Date and arrangements satisfactory to the Acquiring Portfolio, acting reasonably, shall be made to restrict the further transfer of the Acquired Portfolio's shares.

     4.3 As soon as practicable after the liquidation of the Acquired Portfolio, the Acquired Portfolio shall terminate its existence as a series of Pioneer Variable Contracts Trust in accordance with the Declaration of Trust and By-Laws of Pioneer Variable Contracts Trust.

5.   REPRESENTATIONS AND WARRANTIES

     5.1 The Acquired Portfolio represents and warrants to the Acquiring Portfolio, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Portfolio is a series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Portfolio Shareholders, to perform its obligations under this Agreement. The Acquired Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquired Portfolio is a series of a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 (the "Investment Company Act") is in full force and effect;

          (c) The Acquired Portfolio is not, and the execution, delivery and performance of this Agreement in respect of the Acquired Portfolio will not result, in a material violation of its Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Portfolio to which the Acquired Portfolio is a party or by which the Acquired Portfolio or its assets are bound;

          (d) Except as specifically disclosed on Schedule 5.1(d) or included in the calculation of NAV on the Valuation Date, the Acquired Portfolio has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Portfolio which will be terminated with liability to either the Acquired Portfolio or to the Acquiring Portfolio on or prior to the Closing Date;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Portfolio or any of the Acquired Portfolio's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Portfolio. The Acquired Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Portfolio's business or the Acquired Portfolio's ability to consummate the transactions herein contemplated;

          (f) The statement of assets and liabilities of the Acquired Portfolio as of December 31, 2005 has been audited by Ernst & Young LLP, independent registered public accounting firm, has been prepared in accordance with GAAP consistently applied and fairly reflects the financial condition of the Acquired Portfolio as of such date; except for the Assumed Liabilities, the Acquired Portfolio will not have any known or contingent liabilities on the Closing Date;

          (g) Since December 31, 2005, except as disclosed in the Acquired Portfolio's semi-annual report dated June 30, 2006, on a schedule to this Agreement or specifically disclosed in the Acquired Portfolio's prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Portfolio of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g), a decline in NAV per share of the Acquired Portfolio arising out of its normal investment operations or a decline in net assets of the Acquired Portfolio as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation, the Acquired
Portfolio has met the requirements of Subchapter M of the Code for qualification and favorable tax treatment as a regulated investment company and will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Portfolio has not taken any action, or failed to take any action, which has caused or will cause the Acquired Portfolio to fail to qualify for such favorable tax treatment as a regulated investment company under the Code. The Acquired Portfolio has not been notified that any tax return or other filing of the Acquired Portfolio has been reviewed or audited by any federal, state, local or foreign taxing authority. To the knowledge of the Acquired Portfolio, (i) the Acquired Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i), (ii), or (iii); (ii) no public investor is participating or has ever participated in the Acquired Portfolio through such a segregated account other than through purchase of a variable contract within the meaning of Treasury Regulation Section 1.817-5(f)(2)(i)(B); and (iii) the Acquired Portfolio satisfies, and at all times during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

          (B) The Acquired Portfolio shall have filed all federal, state and local tax returns required by law to be filed, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon;

          (C) The Acquired Portfolio shall have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due or provision shall have been made for the payment thereof;

          (D) All tax returns filed or to be filed by the Acquired Portfolio shall constitute complete and accurate reports of the respective tax liabilities of the Acquired Portfolio or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all material items required to be included or reflected in such returns;

          (E) The Acquired Portfolio has not and will not have waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

          (F) The Acquired Portfolio has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquired Portfolio are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquired Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

     (i) All issued and outstanding shares of the Acquired Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. To the Acquired Portfolio's knowledge, all of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.5. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Portfolio, nor is there outstanding any security convertible into any shares of the Acquired Portfolio;

     (j) At the Closing Date, the Acquired Portfolio will have good and marketable title to the assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act, other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Portfolio;

     (k) The Acquired Portfolio has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Portfolio's Board of Trustees, and, subject to the approval of the Acquired Portfolio Shareholders, assuming due authorization, execution and delivery by the Acquiring Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (l) Any information furnished by the Acquired Portfolio for use in registration statements, proxy materials and any information necessary to compute the total return of the Acquired Portfolio shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

          (m) The proxy statement to be included in the Acquiring Portfolio's Registration Statement on Form N-14 (other than information therein that relates to Pioneer Investment Management, Inc., the Acquiring Portfolio or their affiliates) will, on the effective date of that Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Except as set forth on Schedule 5.1 and as will be obtained on or prior to the Closing Date, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated by this Agreement;

          (o) To the Acquired Portfolio's knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Portfolio have been offered for sale and sold in conformity with all applicable federal and state securities laws;

          (p) The Acquired Portfolio currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Portfolio with respect to the Acquired Portfolio. All advertising and sales material used by the Acquired Portfolio complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Portfolio have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (q) The Acquired Portfolio has previously provided to the Acquiring Portfolio (and will at the Closing provide an update through the Closing Date of such information) with data which supports a calculation of the Acquired Portfolio's total return and yield for all periods since the organization of the Acquired Portfolio. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD; and

          (r) The prospectus of the Acquired Portfolio dated May 1, 2006, and any amendments or supplements thereto, previously furnished to the Acquiring Portfolio, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (s) The Acquired Portfolio Tax Representation Certificate to be delivered by the Acquired Portfolio to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to paragraph 8.4 (the "Acquired Portfolio Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.2 The Acquiring Portfolio represents and warrants to the Acquired Portfolio, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Portfolio is a series of a statutory trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Portfolio is a series of a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The prospectus and statement of additional information of the Acquiring Portfolio included in the Acquiring Portfolio's registration statement that will be in effect on the Closing Date will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and will not as of its date and as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Acquiring Portfolio is not, and its execution, delivery and performance of this Agreement will not result, in violation of its Agreement and Declaration of Trust or By-Laws or in material violation of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Portfolio to which it is a party or by which it is bound;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Portfolio or any of the Acquiring Portfolio's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Portfolio. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings, and the Acquiring Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Portfolio's business or its ability to consummate the transactions contemplated herein;

          (f) The Acquiring Portfolio has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Acquiring Portfolio's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (g) The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares and will be fully paid and non-assessable; the Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any of the Acquiring Portfolio Shares;

          (h) The information to be furnished by the Acquiring Portfolio for use in proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

          (i) (A) For each taxable year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date. The Acquiring Portfolio has not taken any action which has caused or will cause the Acquiring Portfolio to fail to qualify as a regulated investment company under the Code. The Acquiring Portfolio has not been notified that any tax return or other filing of the Acquiring Portfolio has been reviewed or audited by any federal, state, local or foreign taxing authority. To the knowledge of the Acquiring Portfolio,
(i) the Acquiring Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation
Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i),
(ii), or (iii); (ii) no public investor is participating or has ever participated in the Acquiring Portfolio through such a segregated asset account other than through the purchase of a variable contract within the meaning of Treasury Regulation Section 1.817-5(f)(2)(i)(B); and (iii) the Acquiring Portfolio satisfies, and at all times during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1),(2),or(3);

               (B) The Acquiring Portfolio shall have filed all federal, state and local tax returns required to be filed, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon it;

               (C) The Acquiring Portfolio shall have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due or provision shall have been made for the payment thereof;

               (D) All tax returns filed or to be filed by the Acquiring Portfolio shall constitute complete and accurate reports of the respective tax liabilities of the Acquiring Portfolio or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all material items required to be included or reflected in such returns;

               (E) The Acquiring Portfolio has not and will not have waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

               (F) The Acquiring Portfolio has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquiring Portfolio are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquiring Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

     (j) Immediately prior to the Closing, the Acquiring Portfolio will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Immediately prior to the Closing, the Acquiring Portfolio will be in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect and will have calculated its NAV in accordance with the Acquiring Portfolio's registration statement;

     (k) The Acquiring Portfolio Shares to be issued pursuant to this Agreement shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of the Acquiring Portfolio then in effect and qualified for sale under the applicable state securities laws; and

     (l) The Acquiring Portfolio Shares to be issued pursuant to this Agreement are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Acquiring Portfolio's Registration Statement on Form N-14. On the Closing Date, the Acquiring Portfolio shall not, except as provided herein, have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire Acquiring Portfolio Shares.

     (m) The Acquiring Portfolio Tax Representation Certificate to be delivered by the Acquiring Portfolio to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to paragraph 7.3 (the "Acquiring Portfolio Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

6.   COVENANTS OF EACH OF THE PARTIES

     6.1 The Acquired Portfolio will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 9.5 hereof), in each case payable either in cash or in additional shares.

     [Note: In lieu of paragraph 6.1 above, the Agreement with respect to Proposal 1(a) shall state the following:]

     [6.1 The Acquired Portfolio will operate its business in the ordinary course between the date hereof and the date of the special meeting of the Acquired Portfolio Shareholders to consider the approval of this Agreement. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions payable either in cash or in additional shares. Upon the approval by the Acquired Portfolio's Shareholders of this Agreement, the Acquired Portfolio will take all necessary measures to sell all of its securities in exchange for cash prior to the Valuation Date and to declare and pay such additional dividends and distributions as shall be necessary to meet the requirements of Paragraph 9.6.]

     6.2 The Acquired Portfolio will call a special meeting of the Acquired Portfolio Shareholders to consider the approval of this Agreement and act upon the matters set forth in the proxy statement. Each of the Acquired Portfolio and the Acquiring Portfolio will use reasonable efforts to promptly prepare and file with the Commission a Registration Statement on Form N-14 relating to the transactions contemplated by this Agreement.

     6.3 The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     6.4 The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio's shares.

     6.5 Subject to the provisions of this Agreement, each of the Acquired Portfolio and the Acquiring Portfolio will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     6.6 The Acquired Portfolio shall furnish to the Acquiring Portfolio on the Closing Date the Closing Statement, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Acquired Portfolio's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 90 days after the Closing Date, the Acquired Portfolio shall furnish to the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Portfolio as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Acquired Portfolio.

     [Note: Paragraph 6.6 above shall be deleted from the Agreement with respect to Proposal 1(a).]

     6.7 The Acquired Portfolio shall provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 5.1(m), all to be included in the Acquiring Portfolio's Registration Statement on Form N-14, in compliance with the Securities Act, the Exchange Act and the Investment Company Act in connection with the meeting of the Acquired Portfolio Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     6.8 The Acquired Portfolio shall maintain errors and omissions insurance covering management of the Acquired Portfolio prior to and including the Closing Date.

     6.9 Neither the Acquired Portfolio not the Acquiring Portfolio shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Portfolio, the Acquired Portfolio Tax Representation Certificate, and with respect to the Acquiring Portfolio, the Acquiring Portfolio Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

     [Note: Paragraph 6.9 above shall be revised in the Agreement with respect to Proposal 1(a) as follows:

     [6.9 Neither the Acquired Portfolio not the Acquiring Portfolio shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Portfolio, the Acquired Portfolio Tax Representation Certificate.]

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

     The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquired Portfolio in writing:

     7.1 All representations and warranties made in this Agreement by the Acquiring Portfolio shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquiring Portfolio shall have delivered to the Acquired Portfolio a certificate executed in its name by its President, Executive Vice President, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by the Acquiring Portfolio are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     7.3 The Acquiring Portfolio shall have delivered to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Portfolio Tax Representation Certificate, satisfactory to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP concerning certain tax-related maters with respect to the Acquiring Portfolio.

     [Note: Paragraph 7.3 above shall be deleted from the Agreement with respect to Proposal 1(a).]

8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

     The obligations of the Acquiring Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Portfolio of all of the its obligations hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     8.1 All representations and warranties made in this Agreement by the Acquired Portfolio shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     8.2 The Acquired Portfolio shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio's assets and liabilities showing the federal tax bases and holding periods as of the Closing Date, certified by the Acquired Portfolio's Treasurer or Assistant Treasurer;

     8.3 The Acquired Portfolio shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President, Executive Vice President, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     8.4 The Acquired Portfolio shall have delivered to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Portfolio Tax Representation

Certificate, satisfactory to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP concerning certain tax-related matters with respect to the Acquired Portfolio.

9.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of Pioneer Variable Contracts Trust's Declaration of Trust and By-Laws, and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this paragraph 9.1;

     9.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     9.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may for itself waive any of such conditions;

     9.4 The Acquiring Portfolio's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     9.5 The parties shall have received a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP, addressed to Pioneer Variable Contracts Trust on behalf of each of the Acquiring Portfolio and the Acquired Portfolio and satisfactory to the Acquiring Portfolio and the Acquired Portfolio, substantially to the effect that for federal income tax purposes, on the basis of the facts, representations and assumptions set forth in such opinion, the acquisition by the Acquiring Portfolio of all of the assets of the Acquired Portfolio solely in exchange for the issuance of Acquiring Portfolio Shares to the Acquired Portfolio and the assumption of all of the Assumed Liabilities by the Acquiring Portfolio, followed by the distribution by the Acquired Portfolio, in liquidation of the Acquired Portfolio, of Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in exchange for their Acquired Portfolio shares of beneficial interest and the termination of the Acquired Portfolio, will constitute a reorganization within the meaning of

Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither Acquiring Portfolio nor Acquired Portfolio may waive the conditions set forth in this paragraph 9.5; and

     [Note: Paragraph 9.5 above shall be deleted from the Agreement with respect to Proposal 1(a).]

     9.6 The Acquired Portfolio shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

10.  BROKERAGE FEES AND EXPENSES

     10.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The parties have been informed by Pioneer Investment Management, Inc. that it will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses, printing costs, legal fees and audit fees). The Acquired Portfolio and the Acquiring Portfolio each agree to pay equally the remaining 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses, printing costs, legal fees and audit fees).

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 9.6 hereof and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

12.  TERMINATION

     12.1 This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the Acquired Portfolio and the Acquiring Portfolio; (b) any party in the event that the other party hereto shall breach any material representation, warranty or agreement contained herein to be performed at or prior to the Closing Date and has not cured such breach within 10 days of notice thereof; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     12.2 In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement in accordance with paragraph 10.2.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Portfolio and the Acquiring Portfolio; provided, however, that following the meeting of the Acquired Portfolio Shareholders called by the Acquired Portfolio pursuant to paragraph 6.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of the Acquired Portfolio Shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Pioneer Variable Contracts Trust, on behalf of the Acquiring Portfolio and the Acquired Portfolio, at 60 State Street, Boston, Massachusetts 02109.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the Acquiring Portfolio and the Acquired Portfolio shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the property of the Acquiring Portfolio or the Acquired Portfolio, as the case may be, as provided in the Declaration of Trust of the Acquiring Portfolio and the Acquired Portfolio, respectively. The execution and delivery of this Agreement have been authorized by the Acquired Trustees of each of the Acquiring Portfolio and the Acquired Portfolio and this Agreement has been executed by authorized officers of the Acquiring Portfolio and the Acquired Portfolio acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Portfolio and the Acquired Portfolio, as the case may be, as provided in the Declaration of Trust of the Acquiring Portfolio and the Acquired Portfolio, respectively.

                  [Remainder of page left blank intentionally.]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.



Attested:                                  PIONEER VARIABLE CONTRACTS TRUST
                                           on behalf of its series,
                                           PIONEER ___________ VCT PORTFOLIO


By:                                        By:
     ---------------------------------       --------------------------------
Name:                                      Name:
Title:                                     Title:



Attest:                                    PIONEER VARIABLE CONTRACTS TRUST
                                           on behalf of its series,
                                           PIONEER ____________ VCT PORTFOLIO



By:                                        By:
     ---------------------------------       --------------------------------
Name:                                      Name:
Title:                                     Title:

                                                                       EXHIBIT B
                                                                       ---------

            PORTFOLIO MANAGEMENT DISCUSSION OF PORTFOLIO PERFORMANCE
            --------------------------------------------------------

PIONEER BALANCED VCT PORTFOLIO
================================================================================
PERFORMANCE UPDATE 6/30/06                                     CLASS I SHARES
================================================================================

Prices and Distributions

                                6/30/06       12/31/05
Net Asset Value per Share     $ 14.59       $ 14.71


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 6/30/06)          Income         Capital Gains     Capital Gains
                            $ 0.1400       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Balanced VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

   [THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

           Pioneer                                 Lehman Brothers
           Balanced               S&P 500          Aggregate Bond
         VCT Portfolio             Index               Index
6/96         10,000               10,000               10,000
             11,966               13,468               10,815
6/98         13,605               17,532               11,955
             13,508               21,520               12,331
6/00         13,829               23,081               12,894
             14,297               19,660               14,342
6/02         12,922               16,126               15,579
             13,593               16,165               17,200
6/04         14,822               19,253               17,255
             15,249               20,469               18,428
6/06         15,880               22,234               18,280

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)

================================================================================
Net Asset Value
================================================================================
10 Years                                                                   4.73%
5 Years                                                                    2.12%
1 Year                                                                     4.14%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER BALANCED VCT PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                 CLASS II SHARES
--------------------------------------------------------------------------------

Prices and Distributions

                                       6/30/06    12/31/05
Net Asset Value per Share              $ 14.55     $ 14.67

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 6/30/06)          Income         Capital Gains     Capital Gains
                            $ 0.1200       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Balanced VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

                                   Lehman Bros.
               Pioneer Balanced     Aggregate
                VCT Portfolio       Bond Index     S&P 500
6/96                10000              10000        10000
6/97                11936              10815        13468
6/98                13537              11955        17532
6/99                13407              12331        21520
6/00                13691              12894        23081
6/01                14120              14342        19660
6/02                12730              15579        16126
6/03                13352              17200        16165
6/04                14523              17255        19253
6/05                14913              18428        20469
6/06                15478              18280        22234

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
10 Years                                              4.47%
5 Years                                               1.85%
1 Year                                                3.79%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER BALANCED VCT PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                 CLASS I SHARES
--------------------------------------------------------------------------------

The economy grew at a healthy pace during the first six months of 2006, although some early signs emerged to indicate the rate of economic growth might be slowing. Stocks generally delivered modest returns over the six months, despite slumping in May and June on worries that the Federal Reserve might raise interest rates further than had been anticipated and hold back economic growth. Small- and mid-cap stocks continued to outperform large-caps, and benchmarks for value stocks recorded higher gains than growth stock indexes. In the fixed income market, interest rates across the yield curve - among securities of all maturities - rose, and bond prices generally declined. Shorter-duration strategies tended to produce better returns than long-duration strategies, especially in high-grade securities. High-yield, below-investment grade bonds outperformed higher-quality securities early in the year, but slumped along with stocks in the final two months. In the following interview, Timothy Mulrenan, who is responsible for the equity portfolio of Pioneer Balanced VCT Portfolio, and Richard Schlanger, who is responsible for the Portfolio's fixed-income management, discuss the factors that influenced the Portfolio's performance over the six months ending June 30, 2006.

Q. How did the Portfolio perform during the first half of 2006?

A. Class I shares of Pioneer Balanced VCT Portfolio had a total return of 0.13% at net asset value, during the six months ending June 30, 2006. Over the same time period, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned 2.71% and -0.72%, respectively. During the same six months, the average return of 114 funds in Lipper's Mixed-Asset Target Allocation Growth Variable Annuity category was 2.14%.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What were the Portfolio's principal investment strategies during the six months?

A. We maintained a slight overweighting in equities, which comprised about 63% of assets on June 30, 2006, compared to a typical allocation of 60%. Within the equity portfolio, we maintained our focus on large-cap, consistent growth companies. This emphasis, however, did not help performance as value stocks and small-company stocks outperformed the stable growth companies that we believed offered the most attractive relative values.

   We made no major sector changes among our equity investments, although we modestly reduced our overweight in energy companies. While we still are impressed by the long-term prospects for the energy sector, we thought near-term growth may begin to slow. We were overweighted in consumer staples and, to a lesser extent, in information technology and health care. We were underweighted in financials, especially banks, because of the vulnerability of their earnings margins as the difference between interest rates of short-term and long-term securities flattens. Moreover, we believe some banks may need to add to their reserves against loan losses.

   We added to our information technology positions when we invested in Corning, a leader in producing flat-screen panels for televisions and computer monitors. In media, we sold shares of CBS because of concerns that growth in traditional media would slow. At the same time, we invested in cable company Comcast. We also reduced our position in the U.K.-based Vodafone, a major telecommunications service provider, because of our concerns about competitive pressure in Europe.

   We made no significant changes in our fixed income strategy during the six months, although duration - or sensitivity to interest rate changes - increased somewhat, partly because of the natural lengthening of duration in mortgage securities as mortgage prepayment rates declined. The portfolio's duration was 4.88 years on June 30, 2006. We invested opportunistically, buying bonds of Sevan Marine, a Norwegian oil field services company, partly because we favored the prospects of the Norwegian currency, the krone. We also invested in collateralized mortgage obligations. As we did this, we sold bonds of Bausch & Lomb, the eye products company, and of Sunsage, a Korean auto parts company. We also slightly upgraded the overall credit quality of the portfolio. On June 30, average credit quality was AA- with 69.6% of fixed income assets invested in AAA or the equivalent, while just 9.7% of fixed income assets were invested in high-yield corporates.

Q. What types of equity investments most influenced performance?

A. Among our stock positions, pharmacy chain CVS was a particularly strong performer. The company's sales and profit growth exceeded expectations as the company continued to execute its strategy of buying underperforming assets and increasing their profitability. Cable company Comcast, in which we invested when its stock price was low, succeeded in taking more market share of household expenditures by offering television, Internet and telephone service.

   Several information technology investments also helped, including Cisco, Hewlett-Packard and First Data, all of which gained while other tech stocks were declining. The Portfolio's performance was helped because we had very limited exposure to the poor-performing semiconductor industry.

   Several health-care investments held back results, including biotechnology leader Amgen and generic pharmaceutical manufacturer Teva. Investors were concerned about a patent dispute over rights to an anemia drug in which Amgen is involved, while Teva declined after reporting disappointing earnings. We have retained both positions. Also detracting from performance was Wrigley, which lowered its earnings forecasts because of investments in new marketing initiatives. We also continue to hold the position in Wrigley, which has a very attractive franchise.

Q. What types of fixed income investments most influenced performance?

A. Our relatively short maturity helped in a rising interest rate environment, as did the quality emphasis. In addition, our overweights in mortgage securities helped support results during the period.

   Holding back results were our positions in some long-duration assets, which were vulnerable to price losses as long-term interest rates rose. We had no major credit problems.

Q. What is your investment outlook?

A. We anticipate that economic growth will slow in the coming months. The U.S. Federal Reserve Board probably is near the end of its cycle of interest-rate hikes, but other major central banks may continue to raise rates. One consequence could be a further weakening of the U.S. dollar versus other currencies. One positive for fixed income markets is that there still is a lot of liquidity in world markets, which should guard against any dramatic increase in long-term interest rates. Returns of between 5% and 51/2% are still very attractive to foreign investors.

   We expect continued volatility in the domestic equity market over the next several months against a backdrop of a slowing economy, high energy prices, high interest rates and the current slowdown in residential real estate. As a consequence, we believe investors' expectations for corporate profit growth probably needs to be softened. Offsetting these negative influences, however, is the widespread expectation that the Federal Reserve will stop raising interest rates soon. In addition, stock price increases over the past two years have not kept pace with increases in profits. As a consequence, current stock prices, as reflected in price/earnings ratios, are reasonable and may provide some downside protection in a volatile environment. The stock market over the past two years has not distinguished between cyclical profits and consistent profits. As a result, we believe that higher-quality growth stocks of companies with good earnings, high returns on equity and high reinvestment rates should perform well. We believe that these companies are trading at valuations that we do not believe reflect their potential.


   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


A Word About Risk:

When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER BALANCED VCT PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                     CLASS II SHARES
--------------------------------------------------------------------------------

The economy grew at a healthy pace during the first six months of 2006, although some early signs emerged to indicate the rate of economic growth might be slowing. Stocks generally delivered modest returns over the six months, despite slumping in May and June on worries that the Federal Reserve might raise interest rates further than had been anticipated and hold back economic growth. Small- and mid-cap stocks continued to outperform large-caps, and benchmarks for value stocks recorded higher gains than growth stock indexes. In the fixed income market, interest rates across the yield curve - among securities of all maturities - rose, and bond prices generally declined. Shorter duration strategies tended to produce better returns than long-duration strategies, especially in high-grade securities. High-yield, below-investment grade bonds outperformed higher- quality securities early in the year, but slumped along with stocks in the final two months. In the following interview, Timothy Mulrenan, who is responsible for the equity portfolio of Pioneer Balanced VCT Portfolio, and Richard Schlanger, who is responsible for the Portfolio's fixed-income management, discuss the factors that influenced the Portfolio's performance over the six months ending June 30, 2006.

Q.   How did the Portfolio perform during the first half of 2006?

A. Class II shares of Pioneer Balanced VCT Portfolio had a flat return of 0.00% at net asset value, during the six months ending June 30, 2006. Over the same time period, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned 2.71% and -0.72%, respectively. During the same six months, the average return of the 114 funds in Lipper's Mixed-Asset Target Allocation Growth Variable Annuity category was 2.14%.

     Call 1-800-688-9915 or visit www.pioneerinvestmentscom for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What were the Portolio's principal investment strategies during the six months?

A. We maintained a slight overweighting in equities, which comprised about 63% of assets on June 30, 2006, compared to a typical allocation of 60%. Within the equity portfolio, we maintained our focus on large-cap, consistent growth companies. This emphasis, however, did not help performance as value stocks and small-company stocks outperformed the stable growth companies that we believed offered the most attractive relative values.

     We made no major sector changes among our equity investments, although we modestly reduced our overweight in energy companies. While we still are impressed by the long-term prospects for the energy sector, we thought near-term growth may begin to slow. We were overweighted in consumer staples and, to a lesser extent, in information technology and health care. We were underweighted in financials, especially banks, because of the vulnerability of their earnings margins as the difference between interest rates of short-term and long-term securities flattens. Moreover, we believe some banks may need to add to their reserves against loan losses.

     We added to our information technology positions when we invested in Corning, a leader in producing flat-screen panels for televisions and computer monitors. In media, we sold shares of CBS because of concerns that growth in traditional media would slow. At the same time, we invested in cable company Comcast. We also reduced our position in the U.K.-based Vodafone, a major telecommunications service provider, because of our concerns about competitive pressure in Europe.

     We made no significant changes in our fixed income strategy during the six months, although duration - or sensitivity to interest rate changes - increased somewhat, partly because of the natural lengthening of duration in mortgage securities as mortgage prepayment rates declined. The portfolio's duration was 4.88 years on June 30, 2006. We invested opportunistically, buying bonds of Sevan Marine, a Norwegian oil field services company, partly because we favored the prospects of the Norwegian currency, the Krone. We also invested in collateralized mortgage obligations. As we did this, we sold bonds of Bausch & Lomb, the eye products company, and of Sunsage, a Korean auto parts company. We also slightly upgraded the overall credit quality of the portfolio. On June 30, average credit quality was AA-, with 69.6% of fixed income assets invested in AAA or the equivalent, while just 9.7% of fixed income assets were invested in high-yield corporates.

Q. What types of equity investments most influenced performance?

A. Among our stock positions, pharmacy chain CVS was a particularly strong performer. The company's sales and profit growth exceeded expectations as the company continued to execute its strategy of buying underperforming assets and increasing their profitability. Cable company Comcast, in which we invested when its stock price was low, succeeded in taking more market share of household expenditures by offering television, Internet and telephone service.

   Several information technology investments also helped, including Cisco, Hewlett-Packard and First Data, all of which gained while other tech stocks were declining. The Portfolio's performance was helped because we had very limited exposure to the poor-performing semiconductor industry.

   Several health-care investments held back results, including biotechnology leader Amgen and generic pharmaceutical manufacturer Teva. Investors were concerned about a patent dispute over rights to an anemia drug in which Amgen is involved, while Teva declined after reporting disappointing earnings. We have retained both positions. Also detracting from performance was Wrigley, which lowered its earnings forecasts because of investments in new marketing initiatives. We also continue to hold the position in Wrigley, which has a very attractive franchise.

Q. What types of fixed income investments most influenced performance?

A. Our relatively short maturity helped in a rising interest rate environment, as did the quality emphasis. In addition, our overweights in mortgage securities helped support results during the period.

   Holding back results were our positions in some long-duration assets, which were vulnerable to price losses as long-term interest rates rose. We had no major credit problems.

Q. What is your investment outlook?

A. We anticipate that economic growth will slow in the coming months. The U.S. Federal Reserve Board probably is near the end of its cycle of interest-rate hikes, but other major central banks may continue to raise rates. One consequence could be a further weakening of the U.S. dollar versus other currencies. One positive for fixed income markets is that there still is a lot of liquidity in world markets, which should guard against any dramatic increase in long-term interest rates. Returns of between 5% and 51/2% are still very attractive to foreign investors.

   We expect continued volatility in the domestic equity market over the next several months against a backdrop of a slowing economy, high energy prices, high interest rates and the current slowdown in residential real estate. As a consequence, we believe investors' expectations for corporate profit growth probably needs to be softened. Offsetting these negative influences, however, is the widespread expectation that the Federal Reserve will stop raising interest rates soon. In addition, stock price increases over the past two years have not kept pace with increases in profits. As a consequence, current stock prices, as reflected in price/earnings ratios, are reasonable and may provide some downside protection in a volatile environment. The stock market over the past two years has not distinguished between cyclical profits and consistent profits. As a result, we believe that higher-quality growth stocks of companies with good earnings, high returns on equity and high reinvestment rates should perform well. We believe that these companies are trading at valuations that we do not believe reflect their potential.


   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER EUROPE VCT PORTFOLIO
================================================================================
PERFORMANCE UPDATE 6/30/06                           CLASS I SHARES
================================================================================

Prices and Distributions

                                              6/30/06           12/31/05
Net Asset Value per Share                      $12.75            $11.42

                                Net
Distributions per Share         Investment    Short-Term        Long-Term
(1/1/06 - 6/30/06)              Income        Capital Gains     Capital Gains
                                $0.0843       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Europe VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

   [THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

            Pioneer
            Europe            MSCI Europe
         VCT Portfolio          Index
------------------------------------------
10/98        10,000             10,000
             10,426             10,748
6/00         13,341             12,405
              8,883              9,750
6/02          8,179              9,028
              7,589              8,594
6/04          9,393             11,120
             10,827             13,056
6/06         13,339             16,364

The Morgan Stanley Capital International (MSCI) Europe Index measures the performance of stocks in European developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class                                                              3.83%
(10/30/98)
5 Years                                                                    8.47%
1 Year                                                                    23.20%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER EUROPE VCT PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                CLASS II SHARES
--------------------------------------------------------------------------------

Prices and Distributions

                                             6/30/06         12/31/05
Net Asset Value per Share                    $12.52           $11.20

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 6/30/06)          Income         Capital Gains     Capital Gains
                            $ 0.0539       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Europe VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

              Pioneer Europe      MSCI Europe
              VCT Portfolio         Index
10/98            $10,000           $10,000
6/99              10,409            10,748
6/00              13,285            12,405
6/01               8,815             9,750
6/02               7,983             9,028
6/03               7,429             8,594
6/04               9,157            11,120
6/05              10,531            13,056
6/06              12,946            16,364

The Morgan Stanley Capital International (MSCI) Europe Index measures the performance of stocks in European developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class                                                             3.43%
(10/30/98)
5 Years                                                                   7.99%
1 Year                                                                   22.93%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER EUROPE VCT PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                  CLASS I SHARES
--------------------------------------------------------------------------------

Despite a volatile second quarter as investors reacted to increased concerns over inflation and interest rates, European stocks posted strong positive returns over the first half of 2006, supported by solid company earnings growth, ongoing merger and acquisition activity and an improving economic backdrop. In the discussion below, Andrew Arbuthnott, who is responsible for the day-to-day management of the Europe VCT Portfolio, discusses the factors that influenced the Portfolio's performance over the period.

Q. How did the Portfolio perform?

A. For the six months ended June 30, 2006, Class I shares returned 12.41% at net asset value. In comparison, the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, posted a return of 13.58% while the 137 International Core funds in the Lipper peer group generated an average return of 8.95%. European equity returns for the period were strong relative to U.S. domestic equity indices. In addition, with Portfolio holdings denominated in euros, returns for the Portfolio and the Index reflect the positive impact for U.S. investors of the U.S. dollar's decline over the period versus the euro.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Would you review the Portfolio's overall approach?

A. The Portfolio takes a focused approach to investing, holding around 30 stocks that reflect our strongest investment ideas. We believe this focus helps to maximize the benefits of our bottom-up stock selection process while at the same time giving us the ability to construct a diversified, multi-cap portfolio. Despite the Portfolio's relatively high degree of focus, we expect its overall level of volatility to remain broadly comparable to that of its benchmark due to the consistent application of our rigorous investment process. The goal is to invest in those securities with strong upside potential and - critically - limited downside risk.

Q. What positions most influenced the Portfolio's relative performance?

A. Among positive contributors, a position in French supermarket group Carrefour strongly outperformed during the period amid improving sales volumes at its stores. We decided to take profits in this holding late in the second quarter of 2006, reinvesting in other stocks where we believed more upside potential remained. Holdings in the materials sector contributed positively to performance, in particular Lafarge, a French building materials company. Lafarge advanced on the strength of better-than-expected full year results and its management team's restructuring and cost control plans. Other key holdings in the materials sector such as St.Gobain and Rio Tinto also outperformed, with the latter benefiting from exceptional increases in commodity metal prices during the first half of 2006. We saw a strong contribution from our holdings in the automotive sector where positions in Porsche and Continental rose sharply.

   On the negative side of the ledger, Portfolio returns were held back by weakness in the share price of Carnival Corporation, a cruise ship operator, as renewed strength in the price of oil and slower bookings on Caribbean routes eroded the company's profits. We continue to believe that, as the global market leader in the cruise industry, Carnival is well positioned to be a key beneficiary from this area's attractive long-term growth potential, and we used this period of weakness to add to the Portfolio's position. Investments in Repsol YPF, a Spanish oil company, held back performance, as the company unexpectedly lowered its oil reserves in the first quarter. In addition, the Bolivian government's nationalization of oil assets dented investor sentiment toward Repsol YPF in the second quarter, although the financial impact of this move on the company was minimal.

Q. What is your outlook?

A. In our view, European equity market weakness in the second quarter was driven by technical factors, such as investors adjusting their portfolios ahead of potential interest rate rises, rather than deteriorating underlying fundamentals. We believe European equities continue to trade at attractive levels in absolute terms and also look well supported relative to bonds. In general, company fundamentals remain healthy and management teams continue to look to enhance shareholder value through acquisitions, restructuring, and returning excess cash through dividends or share buybacks. While investor sentiment has been improving, we do expect volatility to remain a significant factor in equity markets over the coming months, as uncertainties linger over future inflation and interest rates.


   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER EUROPE VCT PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                  CLASS II SHARES
--------------------------------------------------------------------------------

Despite a volatile second quarter as investors reacted to increased concerns over inflation and interest rates, European stocks posted strong positive returns over the first half of 2006, supported by solid company earnings growth, ongoing merger and acquisition activity and an improving economic backdrop. In the discussion below, Andrew Arbuthnott, who is responsible for the day-to-day management of the Europe VCT Portfolio, discusses the factors that influenced the Portfolio's performance over the period.

Q. How did the Portfolio perform?

A. For the six months ended June 30, 2006, Class II shares returned 12.29% at net asset value. In comparison, the Portfolio benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, posted a return of 13.58% while the 137 International Core funds in the Lipper peer group generated an average return of 8.55%. European equity returns for the period were strong relative to U.S. domestic equity indices. In addition, with Portfolio holdings denominated in euros, returns for the Portfolio and the Index reflect the positive impact for U.S. investors of the U.S. dollar's decline over the period versus the euro.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Would you review the Portfolio's overall approach?

A. The Portfolio takes a focused approach to investing, holding around 30 stocks that reflect our strongest investment ideas. We believe this focus helps to maximize the benefits of our bottom-up stock selection process while at the same time giving us the ability to construct a diversified, multi-cap portfolio. Despite the Portfolio's relatively high degree of focus, we expect its overall level of volatility to remain broadly comparable to that of its benchmark, due to the consistent application of our rigorous investment process. The goal is to invest in those securities with strong upside potential and - critically - limited downside risk.

Q. What positions most influenced the Portfolio's relative performance?

A. Among positive contributors, position in French supermarket group Carrefour strongly outperformed during the period amid improving sales volumes at its stores. We decided to take profits in this holding late in the second quarter of 2006, reinvesting in other stocks where we believed more upside potential remained. Holdings in the materials sector contributed positively to performance, in particular Lafarge, a French building materials company. Lafarge advanced on the strength of better-than-expected full year results and its management team's restructuring and cost control plans. Other key holdings in the materials sector such as St.Gobain and Rio Tinto also outperformed, with the latter benefiting from exceptional increases in commodity metal prices during the first half of 2006. We saw a strong contribution from our holdings in the automotive sector where positions in Porsche and Continental rose sharply.

   On the negative side of the ledger, Portfolio returns were held back by weakness in the share price of Carnival, a cruise ship operator, as renewed strength in the price of oil and slower bookings on Caribbean routes eroded the company's profits. We continue to believe that, as the global market leader in the cruise industry, Carnival is well positioned to be a key beneficiary from this area's attractive long-term growth potential, and we used this period of weakness to add to the Portfolio's position. Investments in Repsol YPF, a Spanish oil company, held back performance, as the company unexpectedly lowered its oil reserves in the first quarter. In addition, the Bolivian government's nationalization of oil assets dented investor sentiment toward Repsol YPF in the second quarter, although the financial impact of this move on the company was minimal.

Q. What is your outlook?

A. In our view, European equity market weakness in the second quarter was driven by technical factors, such as investors adjusting their portfolios ahead of potential interest rate rises, rather than deteriorating underlying fundamentals. We believe European equities continue to trade at attractive levels in absolute terms and also look well supported relative to bonds. In general, company fundamentals remain healthy and management teams continue to look to enhance shareholder value through acquisitions, restructuring, and returning excess cash through dividends or share buybacks. While investor sentiment has been improving, we do expect volatility to remain a significant factor in equity markets over the coming months, as uncertainties linger over future inflation and interest rates.


   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER AMPAC GROWTH VCT PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                            CLASS II SHARES
--------------------------------------------------------------------------------

Prices and Distributions

                              6/30/06       12/31/05
Net Asset Value per Share     $ 10.27       $ 10.22


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 6/30/06)          Income         Capital Gains     Capital Gains
                            $ 0.0442       $    -            $    -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer AmPac Growth VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

                 Pioneer         Russell
               AmPac Growth     100 Growth
              VCT Portfolio*      Index
Mar-04            10,000           10,000
Jun-04            10,109           10,194
Jun-05             9,673           10,365
Jun-06            10,233           10,999

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class       1.54%
(3/15/04)
1 Year              5.79%

All total returns shown assume reinvestment of distributions at net asset value. Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to the variable product's semiannual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER AMPAC GROWTH VCT PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                  CLASS II SHARES
--------------------------------------------------------------------------------

Concerns about higher interest rates and their potential impact on economic growth depressed stock prices in the final weeks of the Portfolio's reporting period. However, as Rosellen Papp, a member of the Portfolio's management team discusses in the following interview, the outlook is far from bleak, and the correction is providing attractive buying opportunities.

Q: The first four months of 2006 were marked by generally strong economic reports and rising stock prices. What precipitated the subsequent decline?

A: The Federal Reserve Board (the Fed) raised short-term interest rates to 5% on May 10, a development that was widely expected. This event is generally considered to be the catalyst to the drop in stock prices, although the Fed has not signaled a change in course or policy, and we do not believe that the underlying economic fundamentals have changed materially. The correction appears to reflect a general reduction in risk appetite rather than a response to a specific fundamental deterioration.

Q: How did the Portfolio perform in this environment?

A: With investors demonstrating an increased aversion to risk, we witnessed a flight to quality during the stock market correction. This benefited the more well-established, higher-quality companies, such as those included in your Portfolio.

   For the six months ended June 30, 2006, Class II shares rose 0.92% at net asset value. In comparison, the average return of the 140 Multi-Capitalization Growth Funds tracked by Lipper Inc., the Portfolio's peer group, was -0.68%. The Russell 1000 Growth Index posted a return of 0.93% for the same period. Investments in the industrial and financial sectors proved rewarding, but a slight emphasis on technology stocks detracted from performance as this sector underperformed for the six months.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Technology stocks have languished for several months. Why is that?

A: The market generally remains nervous about the technology sector, but we think the successful application of new technologies will be a key driver of global growth for years to come. We have focused the Portfolio's holdings in what we believe to be the highest-quality, most dominant companies in the technology sector - including Applied Materials and Adobe Systems Inc. Another holding, Intel, struggled during the six months, but we think its tremendous research and development capabilities will help it regain market share. Overall, the Portfolio's slight greater-than-benchmark weighting in technology stocks worked against it during the period.

Q: Investments in the industrial and financial sectors were positive contributors to performance. Could you mention some of them?

A: Certainly. Expeditor's International of Washington, which operates an airfreight forwarding company with China-to-Europe and China-to-United States trade routes, has been very successful. New business and air-freight tonnage have grown rapidly without corresponding increases in expenses. Emerson Electric has experienced rising order growth, and United Parcel Services (UPS) has benefited from the increased growth of its small package and international businesses.

   In the financial sector, both State Street Corp. and T. Rowe Price have enjoyed strong global demand for their retirement services. UCBH Holdings Inc., which is a commercial bank that caters to the Chinese-American population, is expanding its presence in New York, Hong Kong and China. While this build out is pressuring earnings near term, we think the investment in infrastructure will pay off longer term.

Q: Any notable purchases or sales in the Portfolio?

A: We like to buy companies with the intention of holding them for the long term to keep the Portfolio's turnover rate well below the industry average. However, the prices of many stocks became quite compelling during the market correction. As a result, we added three new stocks to the Portfolio - Coach Inc., the designer of classic leather accessories, International Speedway Corp., a leading promoter of motor sports activities in the United States, and the high-end discounter Target.

   To help purchase these holdings, we scaled back investments in State Street Corp., Expeditors International and Emerson Electric and sold American International Group (AIG). We have concerns about the quality of AIG's future earnings, especially in light of the impact of recent hurricanes on the property and casualty insurance business.

Q: Are you optimistic about the balance of the Portfolio's fiscal year?

A: We are upbeat and looking past the market's reaction this spring. We do not believe the underlying economic fundamentals have changed or that we have reached a turning point in the economy. We expect the Fed to raise short-term interest rates into late summer, but we believe the economy is strong and should be able to absorb them. We'll be keeping a sharp eye on stock valuations to ensure that prices remain reasonable relative to earnings prospects in this market environment.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. Investing in the securities of U.S. issuers with substantial foreign activities involves many of the same risks as investing in the securities of foreign issuers. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                      CLASS II SHARES
--------------------------------------------------------------------------------

Prices and Distributions

                                6/30/06    12/31/05
Net Asset Value per Share       $ 10.72     $ 10.63

Distributions per Share                   Short-Term        Long-Term
(1/1/06 - 6/30/06)          Dividends     Capital Gains     Capital Gains
                            $ 0.0397      $  -              $ 0.0949

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Stock Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

                     Pioneer Ibbotson
                    Moderate Allocation                  Lehman Brothers
                       VCT Portfolio        S&P 500    Aggregate Bond Index
3/05                     $10,000            $10,000          $10,000
6/05                      10,111             10,137           10,301
6/06                      10,912             11,011           10,218

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June, 30, 2006)


--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)                                      6.61%
1 Year                                         7.93%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Please refer to variable product's semiannual report for performance that reflects the deduction of the variable products fees and charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 6/30/06               CLASS II SHARES
--------------------------------------------------------------------------------

In the following interview, Portfolio manager Peng Chen, Chief Investment Officer for Ibbotson Associates Advisors, LLC, discusses the market environment and investment strategies that applied to the Portfolios in the Pioneer Ibbotson Asset Allocation Series VCT Portfolios for the semiannual period ended June 30, 2006.

Q. Could you characterize the economic backdrop during the first six months of 2006?

A. The economic situation has been difficult to interpret for a while. While growth was solid in the first quarter of 2006 after a slight slowdown at the end of 2005, the more recent employment data have failed to provide a clear picture. In particular, job creation in manufacturing has been disappointing. The Federal Reserve (the Fed) continued to raise short-term rates gradually throughout the period, despite the transition to Chairman Bernanke. However, the Fed has announced a shift from a course of measured rate increases to a data-driven approach to policy. As a result, many economists have been paying even more attention than usual to economic releases, which are expected to affect short-term interest rates and, through them, the economy and the markets.

     After a positive start, U.S. equity markets fell in the second quarter, erasing most of the year-to-date's gains. The downturn impacted growth stocks the most, while large-cap and value-oriented stocks held up relatively well. International equities generally provided strong returns for the six months, although their performance also eased considerably as the period progressed. In the fixed-income markets, intermediate and longer-term bond prices generally fell as yields rose.

Q. What were the strategic considerations that you applied to the three Portfolios in allocating assets?

A. For each Portfolio, assets have been invested in keeping with their broad asset allocation and specific mutual fund targets. In addition, we have implemented three strategies across all the Portfolios.

     Within the U.S. stock portion of the Portfolios, we introduced during the period a slight overweighting of U.S. large-capitalization stocks relative to small-cap stocks. We did this for a number of reasons. First, although small cap stocks have historically outperformed large caps over long periods, there is a cyclical aspect to this performance leadership. After several years of small cap outperformance, this trend seems to have become less pronounced. In our view this suggests that a cycle of large cap performance leadership may begin reasonably soon. Supporting this view as well is the fact that small cap stocks are currently trading at valuations approximately double those for large caps. Finally, if as many expect the economy slows as a result of higher interest rates, large cap stocks may be more resilient. With respect to the other equity categories, exposure remained neutral throughout the period. We have also maintained neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging.

     A second strategic emphasis is within the bond portion of the Portfolios, where we have continued to underweight the long-term bond vehicle, with the difference allocated to the shorter-term fixed-income alternative. While we do not see a clear direction for long-term interest rates over the short term, over time we do expect long-term bond yields to continue to trend higher, with corresponding downward pressure on prices of these issues. In addition, short-term rates have become much more attractive given the Fed's raising of the benchmark rate. In view of these factors, we believe the risk/reward profile is more favorable among shorter term issues. Elsewhere within fixed income, we have maintained neutral positions in the high yield bond offering, as well as in the non-U.S. fixed income option.

     Finally, we continue to underweight REITs (Real Estate Investment Trusts). REITs are traditionally most attractive to investors seeking income return, and these issues benefited from the period of low interest rates experienced in the recent past. As rates have risen, REIT yields have reached historically low levels relative to Treasury bonds. At the same time, REITs in the aggregate are priced at roughly double the general stock market, as gauged by traditional valuation measures such as price-to-earnings ratio. In addition to appearing fully valued when compared to both bonds and the rest of the stock market, REITs may be vulnerable to higher market interest rate levels, which we expect to lead to continued cooling in the real estate sector.

Q. What factors are you watching most closely as you determine strategy for the Portfolios going forward?

     Going forward, we will continue to monitor economic indicators and interest rates to evaluate whether we need to adjust the views underlying our strategic allocations. The Federal deficit has been stable around four percent of Gross Domestic Product (GDP); the trade deficit reached a record six percent of GDP; meanwhile, the absence of household savings persists. While the markets do not seem to be especially focused on these numbers, the persistence of these imbalances is something we are watching.

     The markets are, however, focused on the Fed's next moves. On the one hand, we have limited employment growth and core inflation that remains relatively low; on the other hand, core inflation is increasing and GDP growth is solid. Will Chairman Bernanke keep increasing the benchmark rate to strengthen his reputation as an inflation hawk, or will he keep the rate stable while waiting for the effects of the 17 consecutive increases to kick in? In the meantime, the U.S. yield curve remains rather flat, meaning there is very little reward for buying longer maturities, and the stock market appears to be treading water pending economic data that will enable participants to forecast Fed actions more effectively.

     We continue to view the financial markets as lacking in clear direction, making appropriate diversification across asset classes vitally important as we enter the second half of 2006.

Please see Portfolio Reviews beginning on page 9 for information on specific weightings and performance for each of the three Portfolios in the Pioneer Ibbotson Asset Allocation Series VCT Portfolios.

Any information in this shareholder report regarding market or economic trends or the factors influencing a Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

The Portfolio performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. International markets may be less liquid and can be more volatile than U.S. markets. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
================================================================================
PERFORMANCE UPDATE 6/30/06                        CLASS I SHARES
================================================================================

Prices and Distributions

                                                6/30/06           12/31/05
Net Asset Value per Share                       $14.73             $13.71

                                Net
Distributions per Share         Investment    Short-Term        Long-Term
(1/1/06 - 6/30/06)              Income        Capital Gains     Capital Gains
                                $0.0713       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer International Value VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) All Country World (ex. U.S.) Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

   [THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

           Pioneer              MSCI All Country
        International Value     World (ex. U.S.)
         VCT Portfolio          Index
6/96         10,000                10,000
             11,724                11,414
6/98         10,877                11,572
             10,960                12,675
6/00         13,888                14,969
              9,569                11,406
6/02          8,823                10,474
              8,072                10,035
6/04         10,226                13,297
             11,280                15,551
6/06         14,637                19,967

The Morgan Stanley Capital International (MSCI) All Country World (ex. U.S.) Index measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)

================================================================================
Net Asset Value
================================================================================
10 Years                                                                   3.88%
5 Years                                                                    8.87%
1 Year                                                                    29.76%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                           CLASS II SHARES
--------------------------------------------------------------------------------
Prices and Distributions

                              6/30/06       12/31/05
Net Asset Value per Share     $ 14.66       $ 13.63


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 6/30/06)          Income         Capital Gains     Capital Gains
                            $ 0.0409       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer International Value VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) All Country World (ex. U.S.) Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

            Pioneer                MCSI
          International        All Country
            Value VCT        World (ex. U.S.)
            Portfolio             Index
6/96         $10,000             $10,000
             $11,695             $11,414
6/98         $10,823             $11,572
             $10,878             $12,675
6/00         $13,750             $14,969
             $ 9,450             $11,406
6/02         $ 8,692             $10,474
             $ 7,925             $10,035
6/04         $10,013             $13,297
             $11,018             $15,551
6/06         $14,261             $19,967


The Morgan Stanley Capital International (MSCI) All Country World (ex. U.S.) Index measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)

Net Asset Value
10 Years             3.61%
5 Years              8.58%
1 Year              29.43%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                CLASS I SHARES
--------------------------------------------------------------------------------

International stocks rallied considerably during the first half of the Portfolio's fiscal year - despite a retreat this spring, when global inflationary concerns sparked a more cautionary undercurrent and a general flight to quality. Lead portfolio manager Christopher Smart discusses these developments in the following interview.

Q. How did the Portfolio perform during the first half of fiscal 2006?

A. For the six months ended June 30, 2006, Class I shares rose 7.99% at net asset value. Three factors - an emphasis on emerging markets, stock selection in Japan and financial stocks in Europe - contributed to this return. Despite these successes, however, the Portfolio lagged the 9.99% return of the Morgan Stanley Capital International (MSCI) All Country World (ex. U.S.) Index and the 8.95% average return for the 137 International Large-Cap Core funds in its Lipper category for the same period.

   We attribute this relative underperformance in part to the disappointing performance of two stocks in the telecom sector. Wireless provider Vodafone Group and telecommunications provider France Telecom encountered some headwinds during the fiscal year. Vodafone's stock fell in response to the company's announcement in November 2005 that it was facing substantially new competition in Europe. We believe the competition, combined with the difficulties that Vodafone is experiencing with the restructuring of its subsidiary in Japan, will generate much slower growth in the next few years. Consequently, we sold the entire position. Investments in France Telecom also fell during the year, but we believe the company's prospects are more attractive longer term and retained the stock in the Portfolio.

   Spanish oil giant Repsol also detracted from performance, as it was forced to reduce the estimated size of its oil reserves in Argentina and Bolivia.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. The Portfolio's exposure to key emerging markets helped performance. Could you mention some of those holdings?

A. Certainly. The Portfolio's positions in South Korea and Russia were strong contributors to performance. We remain positive on the Korean market, based on our confidence in the continued health of both the consumer and export sectors. Two Korean shipbuilding companies stood out during the period - Daewoo Heavy Industries & Machinery and Hyundai Heavy Industries, which are benefiting from trade and globalization trends. In Russia, rising energy prices boosted shares of Lukoil and the natural gas giant Gazprom, which has become one of the largest listed companies in the world.

Q. Europe is experiencing new signs of growth. Are the Portfolio's European investments benefiting?

A. With the exception of the telecommunications sector, holdings across Europe fared well - particularly in the financial services sector. Societe Generale is focused on lowering costs to improve its profit margins. In addition, this diversified bank is expanding financial services businesses outside of France to increase its market share. Credit Suisse, which is domiciled in Switzerland, has initiated substantial internal restructuring and cost reductions that may contribute to its future profitability and growth prospects.

Q. Are you concerned that the market's reversal this spring could be signaling a shift in investor sentiment, or do you see it a temporary correction?

A. We do not anticipate a wholesale shift in investor sentiment at this time. High oil and commodity prices are understandably causing concerns for investors, but global growth remains solid and is supported by strong economic numbers. The correction appears to reflect a general reduction in risk appetite rather than a response to specific fundamental deterioration.

   As long as global inflationary pressures remain tame, we are upbeat about growth prospects worldwide. In Japan, domestic forces, including rising wages and climbing property values, are driving the recovery there. Europe may face some headwinds if the Central Bank tightens significantly, but consumers appear optimistic. New signs of growth in Germany suggest that the rest of the continent may see economic improvement. And in emerging markets, increasing prosperity and rising consumer demand are driving economic growth. We'll be keeping a sharp eye on valuations to ensure that stock prices remain reasonable relative to earnings prospects, but we still believe that the long-term outlook for international markets remains bright.


   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                  CLASS II SHARES
--------------------------------------------------------------------------------

International stocks rallied considerably during the first half of the Portfolio's fiscal year - despite a retreat this spring, when global inflationary concerns sparked a more cautionary undercurrent and a general flight to quality. Lead portfolio manager Christopher Smart discusses these developments in the following interview.


Q.  How did the Portfolio perform during the first half of fiscal 2006?

A. For the six months ended June 30, 2006, Class II shares rose 7.87% at net asset value. Three factors - an emphasis on emerging markets, stock selection in Japan and financial stocks in Europe - contributed to this return. Despite these successes, however, the Portfolio lagged the 9.99% return of the Morgan Stanley Capital International (MSCI) All Country World (ex. U.S.) Index and the 8.95% average return for the 137 International Large-Cap Core funds in its Lipper category for the same period.

    We attribute this relative underperformance in part to the disappointing performance of two stocks in the telecom sector. Wireless provider Vodafone Group and telecommunications provider France Telecom encountered some headwinds during the fiscal year. Vodafone's stock fell in response to the company's announcement in November 2005 that it was facing substantially new competition in Europe. We believe the competition, combined with the difficulties that Vodafone is experiencing with the restructuring of its subsidiary in Japan, will generate much slower growth in the next few years. Consequently, we sold the entire position. Investments in France Telecom also fell during the year, but we believe the company's prospects are more attractive longer term and retained the stock in the Portfolio.

    Spanish oil giant Repsol also detracted from performance, as it was forced to reduce the estimated size of its oil reserves in Argentina and Bolivia.

    Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. The Portfolio's exposure to key emerging markets helped performance. Could you mention some of those holdings?

A. Certainly. The Portfolio's positions in South Korea and Russia were strong contributors to performance. We remain positive on the Korean market, based on our confidence in the continued health of both the consumer and export sectors. Two Korean shipbuilding companies stood out during the period - Daewoo Heavy Industries & Machinery and Hyundai Heavy Industries, which are benefiting from trade and globalization trends. In Russia, rising energy prices boosted shares of Lukoil and the natural gas giant Gazprom, which has become one of the largest listed companies in the world.

Q. Europe is experiencing new signs of growth. Are the Portfolio's European investments benefiting?

A. With the exception of the telecommunications sector, holdings across Europe fared well - particularly in the financial services sector. Societe Generale is focused on lowering costs to improve its profit margins. In addition, this diversified bank is expanding financial services businesses outside of France to increase its market share. Credit Suisse, which is domiciled in Switzerland, has initiated substantial internal restructuring and cost reductions that may contribute to its future profitability and growth prospects.

Q. Are you concerned that the market's reversal this spring could be signaling a shift in investor sentiment, or do you see it a temporary correction?

A. We do not anticipate a wholesale shift in investor sentiment at this time. High oil and commodity prices are understandably causing concerns for investors, but global growth remains solid and is supported by strong economic numbers. The correction appears to reflect a general reduction in risk appetite rather than a response to specific fundamental deterioration.

    As long as global inflationary pressures remain tame, we are upbeat about growth prospects worldwide. In Japan, domestic forces, including rising wages and climbing property values, are driving the recovery there. Europe may face some headwinds if the Central Bank tightens significantly, but consumers appear optimistic. New signs of growth in Germany suggest that the rest of the continent may see economic improvement. And in emerging markets, increasing prosperity and rising consumer demand are driving economic growth. We'll be keeping a sharp eye on valuations to ensure that stock prices remain reasonable relative to earnings prospects, but we still believe that the long-term outlook for international markets remains bright.

    Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                        CLASS II SHARES
--------------------------------------------------------------------------------

Prices and Distributions

                                6/30/06       12/31/05
Net Asset Value per Share       $ 11.29       $ 11.98

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/06 - 6/30/06)          Income         Capital Gains     Capital Gains
                            $ 0.0036       $    -            $ 0.1652

--------------------------------------------------------------------------------
Performance of a $10,000 Investment


The following chart shows the change in value of an investment made in Pioneer Oak Ridge Large Cap Growth VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Pioneer Oak Ridge       Russell 1000
                 Large Cap Growth           Growth
                  VCT Portfolio             Index
3/04                $10,000                $10,000
6/04                 10,147                 10,194
6/05                 10,759                 10,365
6/06                 11,231                 10,999

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class                                           6.19%
(3/15/04)
1 Year                                                  4.39%

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06              CLASS II SHARES
--------------------------------------------------------------------------------

In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Lead Portfolio Manager, discusses the factors that influenced performance during the six months ended June 30, 2006.

Q.   How did the market and the Portfolio perform during the reporting period?

A. Although the U.S. stock market performed relatively well, concerns about building inflation pressures and rising interest rates began to weigh heavily on stock prices in May.

     Two additional factors combined to create a challenging environment for the Portfolio. First, lower-quality stocks (as measured by their S&P rating) outperformed their higher-quality counterparts. Given our emphasis on the latter, the Portfolio did not participate in the more speculative nature of the market. Second, a number of stocks that outperformed in 2005, most notably those in the health-care sector, gave back some ground during the past half-year. We did not take profits in some of these holdings until their fundamentals weakened and share prices had declined.

     With this as a backdrop, the Portfolio's Class II shares returned -4.33% at net asset value during the past six months, trailing the -0.93% return of its benchmark, the Russell 1000 Growth Index. The primary reason for underperformance was the performance of certain individual stock selections, which we discuss in greater detail below.

     It is important to note, however, that we employ a long-term approach that seeks to identify fast-growing, reasonably valued companies that we believe have the potential to perform well over a three- to five-year period. As a result, any six month period is a very short window in which to measure our performance as managers. We always prefer to focus on longer-term results.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   How did the Portfolio's holdings in health care affect performance?

A. Health care was the most significant area of underperformance. A substantial overweight in the sector detracted from performance, given that health-care shares in general trailed the overall market in 2006. In addition, the Portfolio's holding in the vision care products company Alcon
     - which performed very well for us in 2005 - suffered from a significant downturn before we eliminated it from the Portfolio during this reporting period. We also hesitated to sell shares of UnitedHealth Group, a benefits manager that dropped considerably from its December 2005 high throughout the course of the period. The biotechnology company Genentech, a position that we pared in the wake of the stock's strong advance of the past two-plus years, detracted from performance as well. As of June 30, 2006 we continue to hold a position in Genentech on our belief that the stock is attractively valued relative to its earnings prospects.

     Our active decisions to trim or eliminate many of the Portfolio's holdings in health care caused our weighting in this sector to decline. At the start of the period, roughly 24% of the Portfolio was invested in health-care stocks, compared with about 20% for the Russell 1000 Growth Index. By the end of the reporting period, this weighting had fallen to about 14%.

Q.   Where did you redeploy the proceeds of these sales?

A. We put a significant portion of these assets to work in the technology sector. Although tech stocks did not perform well in May, we believe the sector includes to a number of companies that are poised to take advantage of the likely strength in corporate spending. While consumer spending could come under pressure from a variety of sources - such as rising energy prices and the sluggish housing market - many corporations appear to be flush with cash that is available to be put to work in the form of new capital investment. The Portfolio is now overweight in technology, and we believe that this positioning should prove beneficial to performance in the months ahead. Recent additions to the Portfolio include Microchip Technology, Jabil Circuit, Cisco Systems and Corning.

     In terms of performance over the past six months, our positioning in the tech sector was helpful to returns. A top performer was Cognizant Technology Solutions, which continues to benefit from the trend of American companies outsourcing elements of their business to India. Performance was also boosted by the Portfolio's holding in software giant Oracle, which held up well amid the downdraft in the broader market late in the period.

Q. What other elements of the Portfolio's positioning helped and hurt performance?

A. Our stock selection in the industrials sector also was a source of positive performance. As is the case with the technology sector, many industrial companies are positioned to capitalize on rising corporate spending. Rockwell Automation, Ingersoll Rand, and Danaher all made positive contributions during the period. Even though the economic cycle is mature at this juncture, we believe these companies may continue to perform well given that a longer-than-normal cycle appears likely and the financial strength of their customers seems to be at unprecedented levels.

     On the other side of the ledger, stocks in both the consumer staples and consumer discretionary sectors detracted from performance. In the former, the Portfolio's holding in Procter & Gamble delivered a weak performance on concerns that its profits will be dampened by the fact that Wal-Mart (which accounts for about 20% of P&G's sales) is pressuring its suppliers to bear the cost of holding inventories. We continue to like the stock from a long-term perspective. In consumer discretionary, Carnival Cruise Lines was hurt by concerns about weaker consumer spending, rising fuel costs, and the reduced demand for Caribbean cruises that followed the destructive autumn hurricane season. We sold the stock from the Portfolio during this reporting period.

     We made two new purchases in the consumer discretionary sector during the period: Marriott International and Harrah's Entertainment. While we are not positive on the outlook for consumer spending, we believe these two companies have the ability to outperform due to their catering to business spending. With respect to Marriott, we believe the company can benefit from the fact that demand for hotel rooms has been rising faster than the supply. We believe Harrah's, meanwhile, is a well managed hotel and casino operator that has been successfully integrating its purchase of Caesars and has shown good results from its customer awards programs.

Q.   What is your outlook for growth stocks?

A. Growth stocks have underperformed value by a wide margin in recent years, and we believe this creates an excellent opportunity. Traditionally, the ten-year returns of the Russell 1000 Growth Index and Russell 1000 Value Index compare closely with one another. However, the two indices have diverged quite sharply in recent years. During the past 12 months, for instance, the return on the value index was more than double that of its growth counterpart. The three- and five-year differences also are quite large. The result is that the ten-year return differential is at the high end of historical standards, with an average annualized return of 10.79% for the Russell 1000 Value and 5.48% for the Russell 1000 Growth. There are valid reasons for this disparity, such as the excesses of the late 1990s and the changes in the accounting practices regarding employee stock options - issues that had a disproportionately large impact on growth stocks. However, we believe that these problems are now largely in the past. With growth stocks enjoying significantly better prospects for earnings expansion and trading at nearly the same earnings multiples as value stocks, we believe the asset class should begin closing the performance gap in relation to value.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


A Word About Risk:

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

               PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
                                 60 State Street
                           Boston, Massachusetts 02109

              (each, a series of Pioneer Variable Contracts Trust)

                       STATEMENT OF ADDITIONAL INFORMATION

                             [_________] [___], 2006

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the combined Proxy Statement and Prospectus dated [_________] [___], 2006 (the "Proxy Statement and Prospectus"), which covers the Class I and Class II shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio to be issued in exchange for the corresponding classes of shares of Pioneer Balanced VCT Portfolio, the Class I and Class II shares of Pioneer International Value VCT Portfolio to be issued in exchange for the corresponding classes of shares of Pioneer Europe VCT Portfolio, and the Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio to be issued in exchange for the corresponding class of shares of the Pioneer AmPac Growth VCT Portfolio (each, a "Portfolio"). Each Portfolio is a series of Pioneer Variable Contracts Trust, a Delaware statutory trust (the "Trust"). Please retain this Statement of Additional Information for further reference.

     The Proxy Statement and Prospectus is available to you free of charge (please call 1-800-622-3265).

INTRODUCTION..............................................................................................3
DOCUMENTS INCORPORATED BY REFERENCE.......................................................................3
EXHIBITS..................................................................................................5
ADDITIONAL INFORMATION ABOUT PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO, PIONEER INTERNATIONAL
VALUE VCT PORTFOLIO AND PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO..................................5
          PORTFOLIO HISTORY...............................................................................5
          DESCRIPTION OF EACH PORTFOLIO AND THEIR INVESTMENT RISKS........................................5
          MANAGEMENT OF EACH PORTFOLIO....................................................................5
          CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................5
          INVESTMENT ADVISORY AND OTHER SERVICES..........................................................5
          PORTFOLIO MANAGERS..............................................................................5
          BROKERAGE ALLOCATION AND OTHER PRACTICES........................................................5
          CAPITAL STOCK AND OTHER SECURITIES..............................................................6
          PURCHASE, REDEMPTION AND PRICING OF SHARES......................................................6
          TAXATION OF EACH PORTFOLIO......................................................................6

          UNDERWRITERS....................................................................................6
          CALCULATION OF PERFORMANCE DATA.................................................................6
          FINANCIAL STATEMENTS............................................................................6

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated [_________] [___], 2006 relating to the following proposed reorganizations:

         1. Pioneer Balanced VCT Portfolio into Pioneer Ibbotson Moderate Allocation VCT Portfolio

         2. Pioneer Europe VCT Portfolio into Pioneer International Value VCT Portfolio

         3. Pioneer AmPac Growth VCT Portfolio into Pioneer Oak Ridge Large Cap Growth VCT Portfolio

     The Proxy Statement and Prospectus is intended to be used in connection with the solicitation by the management of the Trust of proxies to be voted at a joint special meeting of the shareholders of Pioneer Balanced VCT Portfolio, Pioneer Europe VCT Portfolio and Pioneer AmPac Growth VCT Portfolio to be held on December 5, 2006.

                       DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

         1. Pioneer Balanced VCT Portfolio's Statement of Additional Information, dated May 1, 2006 ("SAI") (File Nos. 033-84546; 811-08786), as filed with the Securities and Exchange Commission on April 27, 2006 (Accession No.
                  0000930709-06-000040) is incorporated herein by reference.

         2. Pioneer Balanced VCT Portfolio's Annual Report for the reporting period ended December 31, 2005 (File No. 811-08786), as filed with the Securities and Exchange Commission on March 6, 2006 (Accession No. 0000930709-06-000017) is incorporated herein by reference.

         3. Pioneer Balanced VCT Portfolio's Semi-Annual Report for the reporting period ended June 30, 2006 (File No. 811-08786), as filed with the Securities and Exchange Commission on August 29, 2006 (Accession No. 0000930709-06-000079) is incorporated herein by reference.

         4. Pioneer Ibbotson Moderate Allocation VCT Portfolio's Statement of Additional Information, dated May 1, 2006 ("SAI") (File Nos. 033-84546; 811-08786), as filed with the Securities and Exchange Commission on April 27, 2006 (Accession No. 0000930709-06-000040) is incorporated herein by reference.

         5. Pioneer Ibbotson Moderate Allocation VCT Portfolio's Annual Report for the reporting period ended December 31, 2005 (File No. 811-08786), as filed with the Securities and Exchange Commission on March 6, 2006 (Accession No. 0000930709-06-000017) is incorporated herein by reference.

         6. Pioneer Ibbotson Moderate Allocation VCT Portfolio's Semi-Annual Report for the reporting period ended June 30, 2006 (File No. 811-08786), as filed with the Securities and Exchange Commission on August 29, 2006 (Accession No. 0000930709-06-000079) is incorporated herein by reference.

         7. Pioneer Europe VCT Portfolio's Statement of Additional Information, dated May 1, 2006 ("SAI") (File Nos. 033-84546; 811-08786), as filed with the Securities and Exchange

                  Commission on April 27, 2006 (Accession No.
                  0000930709-06-000040) is incorporated herein by reference.

         8. Pioneer Europe VCT Portfolio's Annual Report for the reporting period ended December 31, 2005 (File No. 811-08786), as filed with the Securities and Exchange Commission on March 6, 2006 (Accession No. 0000930709-06-000017) is incorporated herein by reference.

         9. Pioneer Europe VCT Portfolio's Semi-Annual Report for the reporting period ended June 30, 2006 (File No. 811-08786), as filed with the Securities and Exchange Commission on August 29, 2006 (Accession No. 0000930709-06-000079) is incorporated herein by reference.

         10. Pioneer International Value VCT Portfolio's Statement of Additional Information, dated May 1, 2006 ("SAI") (File Nos. 033-84546; 811-08786), as filed with the Securities and Exchange Commission on April 27, 2006 (Accession No. 0000930709-06-000040) is incorporated herein by reference.

         11. Pioneer International Value VCT Portfolio's Annual Report for the reporting period ended December 31, 2005 (File No. 811-08786), as filed with the Securities and Exchange Commission on March 6, 2006 (Accession No.
                  0000930709-06-000017) is incorporated herein by reference.

         12. Pioneer International Value VCT Portfolio's Semi-Annual Report for the reporting period ended June 30, 2006 (File No. 811-08786), as filed with the Securities and Exchange Commission on August 29, 2006 (Accession No.
                  0000930709-06-000079) is incorporated herein by reference.

         13. Pioneer AmPac Growth VCT Portfolio's Statement of Additional Information, dated May 1, 2006 ("SAI") (File Nos. 033-84546; 811-08786), as filed with the Securities and Exchange Commission on April 27, 2006 (Accession No.
                  0000930709-06-000040) is incorporated herein by reference.

         14. Pioneer AmPac Growth VCT Portfolio's Annual Report for the reporting period ended December 31, 2005 (File No. 811-08786), as filed with the Securities and Exchange Commission on March 6, 2006 (Accession No. 0000930709-06-000017) is incorporated herein by reference.

         15. Pioneer AmPac Growth VCT Portfolio's Semi-Annual Report for the reporting period ended June 30, 2006 (File No. 811-08786), as filed with the Securities and Exchange Commission on August 29, 2006 (Accession No. 0000930709-06-000079) is incorporated herein by reference.

         16. Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Statement of Additional Information, dated May 1, 2006 ("SAI") (File Nos. 033-84546; 811-08786), as filed with the Securities and Exchange Commission on April 27, 2006 (Accession No. 0000930709-06-000040) is incorporated herein by reference.

         17. Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Annual Report for the reporting period ended December 31, 2005 (File No. 811-08786), as filed with the Securities and Exchange Commission on March 6, 2006 (Accession No. 0000930709-06-000017) is incorporated herein by reference.

         18. Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Semi-Annual Report for the reporting period ended June 30, 2006 (File No. 811-08786), as filed with the Securities and Exchange Commission on August 29, 2006 (Accession No.
                  0000930709-06-000079) is incorporated herein by reference.

                                    EXHIBITS

     Pro forma financial statements for the fiscal year ending December 31, 2005 and the semi-annual period ended June 30, 2006 for the following:


     1. Pioneer Balanced VCT Portfolio into Pioneer Ibbotson Moderate Allocation VCT Portfolio

     2. Pioneer Europe VCT Portfolio into Pioneer International Value VCT Portfolio

     3. Pioneer AmPac Growth VCT Portfolio into Pioneer Oak Ridge Large Cap Growth VCT Portfolio

                          ADDITIONAL INFORMATION ABOUT
               PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO,
                  PIONEER INTERNATIONAL VALUE VCT PORTFOLIO AND
                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO

PORTFOLIO HISTORY

     For additional information about each portfolio generally and its history, see "Fund History" in each SAI.

DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENT RISKS

     For additional information about the each portfolio's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in each SAI.

MANAGEMENT OF EACH PORTFOLIO

     For additional information about each portfolio's Board of Trustees and officers, see "Trustees and Officers" in each portfolio's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For addition information on share ownership of each portfolio, see "Annual Fee, Expense and Other Information" in each portfolio's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information on each portfolio, see "Investment Adviser," "Custodian" and "Independent Registered Public Accounting Firm" in each portfolio's SAI.

PORTFOLIO MANAGERS

     For additional information, see "Portfolio Management" in each portfolio's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about each portfolio's brokerage allocation practices, see "Portfolio Transactions" in each portfolio's SAI.

CAPITAL STOCK AND OTHER SECURITIES

     For additional information about the voting rights and other characteristics of shares of beneficial interest of each portfolio, see "Description of Shares" in each portfolio's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing of shares of each portfolio, see "Pricing of Shares" in each portfolio's SAI.

TAXATION OF EACH PORTFOLIO

     For additional information about tax matters related to an investment in each portfolio, see "Tax Status" in each portfolio's SAI.

UNDERWRITERS

     For additional information about each portfolio's principal underwriter, see "Principal Underwriter and Distribution Plans" in each portfolio's SAI.

CALCULATION OF PERFORMANCE DATA

     For additional information about the investment performance of each portfolio, see "Investment Results" in each portfolio's SAI.

FINANCIAL STATEMENTS

     For additional information on each portfolio, see "Financial Statements" in each portfolio's SAI.

PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
Pro Forma Statement of Assets & Liabilities
December 31, 2005
(unaudited)

                                                                                                                   Pioneer
                                                                                                              Ibbotson Moderate
                                                                                                                 Allocation
                                                                                                                VCT Portfolio
                                                                                                            ------------------------
ASSETS:
     Investment in securities of affiliated issuers, at value (Cost $18,839,354 and $0, respectively)         $         19,054,574
     Investment in securities, at value (Cost $0 and $37,306,341, respectively)                                              -
     Cash                                                                                                                1,072,582
     Receivables -
         Investment securities sold                                                                                           -
         Fund shares sold                                                                                                    6,215
         Dividends, interest and foreign taxes withheld                                                                       -
                                                                                                               --------------------

              Total assets                                                                                    $         20,133,371
                                                                                                               --------------------

LIABILITIES:
     Payables -
         Investment securities purchased                                                                      $               -
         Fund shares redeemed/repurchased                                                                                    4,644
         Upon return of securities loaned                                                                                     -
     Due to affiliates                                                                                                       6,823
     Accrued expenses and other liabilities                                                                                 43,764
     Due to Pioneer Investment Management Inc.                                                                              11,074
                                                                                                               --------------------

              Total liabilities                                                                               $             66,305
                                                                                                               --------------------

NET ASSETS:
     Paid-in capital                                                                                          $         19,458,299
     Undistributed net investment income (loss)                                                                            134,872
     Accumulated net realized gain (loss) on investments                                                                   258,675
     Net unrealized gain  on investments                                                                                   215,220
                                                                                                               --------------------
              Total net assets                                                                                $         20,067,066
                                                                                                               --------------------


OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
     Class I                                                                                                                  -
                                                                                                               ====================
     Class II                                                                                                            1,887,510
                                                                                                               ====================

NET ASSETS BY CLASS:
     Class I                                                                                                  $               -
                                                                                                               ====================
     Class II                                                                                                 $         20,067,066
                                                                                                               ====================

NET ASSET VALUE PER SHARE:
     Class I                                                                                                  $               -
                                                                                                               ====================
     Class II                                                                                                 $              10.63
                                                                                                               ====================

                                                Pioneer                                     Pioneer
                                            Ibbotson Moderate                           Ibbotson Moderate
          Pioneer                             Allocation                                   Allocation
          Balanced                          VCT Portfolio                                 VCT Portfolio
            VCT                               Pro Forma                                     Pro Forma
         Portfolio                           Adjustments                                    Combined
----------------------------------------------------------------------------------------------------------------------

  $                   -                           42,080,316   (a)                    $           61,134,890
             41,678,223                          (41,678,223)  (a)                    $                    0
                423,014                             (423,014)  (a)                                 1,072,582
                                                           -
                 80,932                              (80,932)  (a)                                         0
                 10,632                              (10,632)  (a)                                     6,215
                159,754                             (159,754)  (a)                                         -
                                                                                       ----------------------
   ---------------------             ------------------------
  $          42,352,555            $                (272,239)                         $           62,213,687
   ---------------------             ------------------------                          ----------------------



  $              43,301            $                 (43,301)  (a)                    $                    -
                  5,240                               (5,240)  (a)                                     4,644
                141,455                             (141,455)  (a)                                         -
                  5,636                               (5,636)  (a)                                     6,823
                 76,607                              (48,524)  (a)(b)                                 71,847
                      -                                                                               11,074
                                                                                       ----------------------
   ---------------------             ------------------------
  $             272,239            $                (244,156)                                         94,388
   ---------------------             ------------------------                          ----------------------


  $          41,790,013            $                 290,170   (a)                    $           61,538,482
                 (4,725)                             (23,225)  (a)(b)                                106,922
             (4,076,854)                           4,076,854   (a)                                   258,675
              4,371,882                           (4,371,882)  (a)                                   215,220
   ---------------------             ------------------------                          ----------------------
  $          42,080,316            $                 (28,083)                         $           62,119,299
   ---------------------             ------------------------                          ----------------------




              2,000,046                              767,583   (c)                                 2,767,629
   =====================                                                               =====================
                862,830                              328,178   (c)                                 3,078,518
   =====================                                                               =====================


  $          29,419,900            $                 (13,294)  (b)                    $           29,406,606
   =====================                                                               =====================
  $          12,660,416            $                 (14,789)  (b)                    $           32,712,693
   =====================                                                               =====================


  $               14.71                                                               $                10.63
   =====================                                                               =====================
  $               14.67                                                               $                10.63
   =====================                                                               =====================


(a) The Pioneer Balanced VCT Portfolio is assumed to be liquidated for cash, which is used to purchase shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio, and used to invest in the underlying funds held by Pioneer Moderate Allocation VCT Portfolio.
(b)  Reflects costs of the reorganization.
(c) The proceeds from the liquidation of Pioneer Balanced VCT Portfolio are used to purchase shares of Class I and Class II shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio. Class I shares will be created in conjunction with the liquidation of the Pioneer Balanced VCT Portfolio.

   The accompanying notes are an integral part of these financial statements.

PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
Pro Forma Statement of Operations
For the Year Ended December 31, 2005 *
(unaudited)


                                                                                    Pioneer                        Pioneer
                                                                               Ibbotson Moderate                  Balanced
                                                                                  Allocation                         VCT
                                                                                VCT Portfolio*                    Portfolio
                                                                          ----------------------------------------------------------

INVESTMENT INCOME:
     Dividend income received from securities of affiliated issuers        $              124,821          $                   -
     Dividends                                                                                                           319,740
     Interest                                                                              17,352                        826,374
     Income on securities loaned, net                                                                                      2,706

                                                                            ----------------------          ---------------------
              Total investment income                                      $              142,173          $           1,148,820
                                                                            ----------------------          ---------------------

EXPENSES:
     Management fees                                                       $                7,490          $             289,737
     Transfer agent fees and expenses                                                       1,500                          7,714
     Distribution fees (Class II)                                                          14,403                         30,536
     Administrative reimbursements                                                              -                         18,512
     Custodian fees                                                                        18,500                         16,760
     Professional fees                                                                     32,200                         49,599
     Printing expense                                                                       4,000                         16,402
     Fees and expenses of nonaffiliated trustees                                            2,000                          4,606
     Miscellaneous                                                                          1,500                         10,779
                                                                            ----------------------          ---------------------
              Total expenses                                               $               81,593          $             444,645
              Less expenses reimbursed by Pioneer Investment
                 Management, Inc.                                                         (38,959)                             -
                                                                            ----------------------
                                                                                                            ---------------------
              Net expenses                                                 $               42,634          $             444,645
                                                                            ----------------------          ---------------------
                                                                            ----------------------          ---------------------
                 Net investment income                                     $               99,539          $             704,175
                                                                            ----------------------          ---------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) from:
         Investments in affiliated issuers                                 $              (66,861)         $                   -
         Investments                                                                            -                      1,339,268
         Realized gain distributions received from
              investment company shares                                                   360,171                              -
                                                                            ----------------------          ---------------------
                                                                           $              293,310          $           1,339,268
                                                                            ----------------------          ---------------------
     Change in net unrealized gain or loss from:
         Investments in affiliated issuers                                 $              215,220          $                   -
         Investments                                                                            -                       (318,959)
                                                                            ----------------------          ---------------------
                                                                           $              215,220          $            (318,959)
                                                                            ----------------------          ---------------------

         Net gain on investments                                           $              508,530          $           1,020,309

                                                                            ----------------------          ---------------------
         Net increase in net assets resulting from operations              $              608,069          $           1,724,484
                                                                            ======================          ======================

                   Pioneer                                    Pioneer
              Ibbotson Moderate                          Ibbotson Moderate
                  Allocation                                Allocation
                VCT Portfolio                             VCT Portfolio*
                  Pro Forma                                  Pro Forma
                 Adjustments                                 Combined
-------------------------------------------------------------------------------



                                                     $               124,821
                                                                     319,740
                                                                     843,726
                                                                       2,706
                                                      -----------------------

                                                     $             1,290,993
                                                      -----------------------


            $              (209,050)   (a)           $                88,177
                             (1,375)   (a)                             7,839
                              3,867    (a)                            48,806
                                (12)   (a)                            18,500
                                  -                                   35,260
                            (38,099)   (b)                            43,700
                             (2,902)   (b)                            17,500
                                894    (a)                             7,500
                             29,504    (c)(d)                         41,783
             -----------------------                  -----------------------
            $              (217,173)                 $               309,065

                            (32,698)   (a)                           (71,657)
             -----------------------                  -----------------------
            $              (249,871)                 $               237,408
             -----------------------                  -----------------------
            $               249,871                  $             1,053,585
             -----------------------                  -----------------------



                                                     $               (66,861)
            $             4,371,882    (e)                         5,711,150

                                                                     360,171
             -----------------------                  -----------------------
            $             4,371,882                  $             6,004,460
             -----------------------                  -----------------------

                                                     $               215,220
            $            (4,371,882)   (e)                        (4,690,841)

             -----------------------                  -----------------------
            $            (4,371,882)                 $            (4,475,621)
             -----------------------                  -----------------------

            $                     -                  $             1,528,839
             -----------------------                  -----------------------
            $               249,871                  $             2,582,424
             =======================                  =======================

* Pioneer Ibbotson Moderate Allocation VCT Portfolio's statement of operations is for the period March 18, 2005 (commencement of operations) to December 31, 2005.
(a) Expense and expense limitations conformed to the Pioneer Ibbotson Moderate Allocation VCT Portfolio's contracts with affiliated parties.
(b)  Reflects reduction in expenses due to elimination of duplicate services.
(c) Reflects increase in expenses due to an increase in the combined average net assets.
(d)  Includes costs of the reorganization.
(e) Represents realized gains triggered from the sale of Pioneer Balanced VCT Portfolio's holdings.

           See accompanying notes to pro forma financial statements.

PIONEER IBBOTSON MODERATE VALUE VCT PORTFOLIO
PRO FORMA
Schedule of Investments  (a)
December 31, 2005
(Unaudited)



                                                        Pioneer Ibbotson
    Pioneer                                              Cap Value VCT
   Ibbotson         Pioneer Balanced                       Pro Forma
 Moderate VCT         VCT Portoflio        ProForma         Combined
    Shares              Shares            Adjustment         Shares
    ------              ------           -----------         ------

                                                                              MUTUAL FUNDS
                                                                              PIONEER FUNDS
    220,583                              487,137             707,720          Pioneer Bond Fund Class Y
    34,364                                75,889             110,253          Pioneer Cullen Value Fund Class Y
     8,906                                19,669              28,575          Pioneer Emerging Markets Fund Class Y
    26,729                                59,028              85,757          Pioneer Fund Class Y
    84,966                               187,641             272,607          Pioneer Government Income Fund Class Y
    12,604                                27,834              40,438          Pioneer Growth Opportunities Fund Class Y
    112,070                              247,498             359,568          Pioneer High Yield Fund Class Y
    104,592                              230,981             335,573          Pioneer International Equity Fund Class Y
    39,919                                88,158             128,077          Pioneer Mid-Cap Growth Fund Class Y
    13,643                                30,130              43,773          Pioneer Mid-Cap Value Fund Class Y
    202,958                              448,214             651,172          Pioneer Oak Ridge Large Cap Growth Fund Class Y
    23,105                                51,024              74,129          Pioneer Real Estate Shares Fund Class Y
    199,641                              440,890             640,531          Pioneer Research Fund Class Y
    287,267                              634,403             921,670          Pioneer Short Term Income Fund Class Y
    18,331                                40,484              58,815          Pioneer Small Cap Value Fund Class Y
    33,640                                74,291             107,931          Pioneer Value Fund Class Y



                                                                              COMMON STOCKS
                                                                              Energy
                                                                              Integrated Oil & Gas
                        3,900            (3,900)                0             Exxon Mobil Corp.

                                                                              Oil & Gas Drilling
                       19,500            (19,500)               0             ENSCO International, Inc.

                                                                              Oil & Gas Equipment & Services
                       13,298            (13,298)               0             National-Oilwell Varco, Inc. *

                                                                              Oil & Gas Exploration & Production
                        2,700            (2,700)                0             Encana Corp.
                        1,100            (1,100)                0             Pioneer Natural Resources Co.



                                                                              Total Energy

                                                                              Materials
                                                                              Gold
                       16,800            (16,800)               0             Newmont Mining Corp.

                                                                              Industrial Gases
                       19,000            (19,000)               0             Praxair, Inc.

                                                                              Total Materials

                                                                              Capital Goods
                                                                              Aerospace & Defense

                       21,800            (21,800)               0             Northrop Grumman Corp.

                                                                              Industrial Conglomerates
                        7,900            (7,900)                0             3M Co.

                                                                              Total Capital Goods

                                                                              Commercial Services & Supplies
                                                                              Diversified Commercial Services
                        4,600            (4,600)                0             Cintas Corp.

                                                                              Total Commercial Services & Supplies

                                                                              Transportation
                                                                              Air Freight & Couriers

                                         Pioneer                Pioneer                                     Pioneer
                                    Ibbotson Moderate           Balance                                Ibbotson Moderate
                      % of            VCT Portfolio          VCT Portfolio                               VCT Portfolio
                 Pro Forma                                                                       Pro Forma Combined
                  Combined                Market                Market               ProForma               Market
                Net Assets                Value                  Value             Adjustment                Value
                ----------                -----                  -----             -----------               -----

                     98.4%

                                $          2,009,508       $                      $        4,437,818       $         6,447,326
                                             595,521                                       1,315,155                 1,910,676
                                             235,218                                         519,458                   754,676
                                           1,184,349                                       2,615,528                 3,799,877
                                             802,931                                       1,773,201                 2,576,132
                                             393,114                                         868,157                 1,261,271
                                           1,202,516                                       2,655,649                 3,858,165
                                           2,402,472                                       5,305,644                 7,708,116
                                             597,589                                       1,319,722                 1,917,311
                                             329,350                                         727,340                 1,056,690
                                           2,746,021                                       6,064,340                 8,810,361
                                             597,025                                       1,318,476                 1,915,501
                                           1,970,458                                       4,351,580                 6,322,038
                                           2,803,724                                       6,191,772                 8,995,496
                                             593,386                                       1,310,440                 1,903,826
                                             591,392                                       1,306,036                 1,897,428
                                -----------------------------------------------------------------------------------------------
                                $    19,054,574            $                      $    42,080,316          $        61,134,890
                                -----------------------------------------------------------------------------------------------
                     98.4%


                                $                          $       219,063        $         (219,063)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $       864,825        $         (864,825)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $       833,785        $         (833,785)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $       121,932        $         (121,932)      $                 0
                                                                    56,397                   (56,397)                        0
                                -----------------------------------------------------------------------------------------------
                                $                          $       178,329        $         (178,329)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $     2,096,002        $       (2,096,002)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $       897,120        $         (897,120)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $     1,006,240        $       (1,006,240)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $     1,903,360        $       (1,903,360)      $                 0
                                -----------------------------------------------------------------------------------------------


                                -----------------------------------------------------------------------------------------------
                                $                          $     1,310,398        $       (1,310,398)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $       612,250        $         (612,250)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $     1,922,648        $       (1,922,648)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $       189,428        $         (189,428)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $       189,428        $         (189,428)      $                 0
                                -----------------------------------------------------------------------------------------------



                        11,200           (11,200)               0             United Parcel Service

                                                                              Total Transportation

                                                                              Consumer Durables & Apparel
                                                                              Apparel, Accessories & Luxury Goods
                        18,100           (18,100)               0             Liz Claiborne, Inc.

                                                                              Total Consumer Durables & Apparel

                                                                              Media
                                                                              Broadcasting & Cable TV
                        18,100           (18,100)               0             Comcast Corp. *
                        29,319           (29,319)               0             Viacom, Inc. (Class B)



                                                                              Total Media

                                                                              Retailing
                                                                              Apparel Retail
                        20,500           (20,500)               0             Ross Stores, Inc.

                                                                              Total Retailing

                                                                              Food & Drug Retailing
                                                                              Drug Retail
                        43,400           (43,400)               0             CVS Corp.

                                                                              Hypermarkets & Supercenters
                         2,500           (2,500)                0             Wal-Mart Stores, Inc.

                                                                              Total Food & Drug Retailing

                                                                              Food, Beverage & Tobacco
                                                                              Brewers
                         5,900           (5,900)                0             Anheuser-Busch Companies, Inc.

                                                                              Packaged Foods & Meats
                        10,700           (10,700)               0             William Wrigley Jr. Co.

                                                                              Soft Drinks
                        10,000           (10,000)               0             Coca-Cola Co.
                        22,300           (22,300)               0             PepsiCo, Inc.




                                                                              Total Food, Beverage & Tobacco

                                                                              Household & Personal Products
                                                                              Personal Products
                         9,300           (9,300)                0             Estee Lauder Co. *

                                                                              Total Household & Personal Products

                                                                              Health Care Equipment & Services
                                                                              Health Care Distributors
                         6,400           (6,400)                0             Cardinal Health, Inc.

                                                                              Health Care Equipment & Services
                        11,100           (11,100)               0             Biomet, Inc.
                         6,000           (6,000)                0             Guidant Corp.



                                                                              Total Health Care Equipment & Services

                                                                              Pharmaceuticals & Biotechnology
                                                                              Biotechnology
                        11,616           (11,616)               0             Amgen, Inc. *

                                                                              Pharmaceuticals & Biotechnology
                         4,000           (4,000)                0             Eli Lilly & Co.
                        22,900           (22,900)               0             IVAX Corp. *
                        20,788           (20,788)               0             Pfizer, Inc.
                        17,800           (17,800)               0             Wyeth



                                                                              Total Pharmaceuticals & Biotechnology

                                                                              Banks
                                                                              Diversified Banks
                        11,900           (11,900)               0             Bank of America Corp.

                                                                              Total Banks

                                                                              Diversified Financials
                                                                              Asset Management & Custody Banks


                                $                          $       841,680        $         (841,680)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $       841,680        $         (841,680)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $       648,342        $         (648,342)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $       648,342        $         (648,342)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $       464,989        $         (464,989)      $                 0
                                                                   955,799                  (955,799)                        0
                                -----------------------------------------------------------------------------------------------
                                $                          $     1,420,788        $       (1,420,788)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $     1,420,788        $       (1,420,788)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $       592,450        $         (592,450)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $       592,450        $         (592,450)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $     1,146,628        $       (1,146,628)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $       117,000        $         (117,000)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $     1,263,628        $       (1,263,628)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $       253,464        $         (253,464)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $       711,443        $         (711,443)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $       403,100        $         (403,100)      $                 0
                                                                 1,317,484                (1,317,484)                        0

                                -----------------------------------------------------------------------------------------------
                                $                          $     1,720,584        $       (1,720,584)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $     2,685,491        $       (2,685,491)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $       311,364        $         (311,364)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $       311,364        $         (311,364)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $       440,000        $         (440,000)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $       405,927        $         (405,927)      $                 0
                                                                   388,500                  (388,500)                        0
                                -----------------------------------------------------------------------------------------------
                                $                          $       794,427        $         (794,427)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $     1,234,427        $       (1,234,427)      $                 0
                                -----------------------------------------------------------------------------------------------

                         960             (960)                0             Ameriprise Financial, Inc.
                      17,200            (17,200)              0             The Bank of New York Co., Inc.



                                                                            Consumer Finance
                      12,300            (12,300)              0             American Express Co.
                                                                            Investment Banking & Brokerage
                       2,900            (2,900)               0             Merrill Lynch & Co., Inc.

                                                                            Total Diversified Financials

                                                                            Insurance
                                                                            Property & Casualty Insurance
                         485             (485)                0             Berkshire Hathaway, Inc. (Class B) *
                       3,700            (3,700)               0             Progressive Corp.



                                                                            Total Insurance

                                                                            Software & Services
                                                                            Data Processing & Outsourced Services
                      30,500            (30,500)              0             First Data Corp.
                                                                            Systems Software
                      52,000            (52,000)              0             Microsoft Corp.

                                                                            Total Software & Services

                                                                            Technology Hardware & Equipment
                                                                            Communications Equipment
                      12,900            (12,900)              0             Avaya, Inc. *
                      21,900            (21,900)              0             Cisco Systems, Inc. *
                      10,900            (10,900)              0             Qualcomm, Inc.



                                                                            Computer Hardware
                      21,622            (21,622)              0             Hewlett-Packard Co.
                                                                            Electronic Manufacturing Services
                         900             (900)                0             Molex, Inc.

                                                                            Total Technology Hardware & Equipment

                                                                            Semiconductors
                       7,800            (7,800)               0             Intel Corp.

                                                                            Total Semiconductors

                                                                            Telecommunication Services
                                                                            Wireless Telecommunication Services
                      28,500            (28,500)              0             Vodafone Group Plc (A.D.R.)


                                                                            Total Telecommunication Services



                                                                            TOTAL COMMON STOCKS

                                                                            ASSET BACKED SECURITIES
                                                                            Diversified Financials
                                                                            Diversified Financial Services
                      76,659            (76,659)              0             PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)

                                                                            Total Diversified Financials

                                                                            Utilities
                                                                            Electric Utilities
                      65,325            (65,325)              0             FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)

                      89,110            (89,110)              0             FPL Energy America Wind LLC, 6.639%, 6/20/23 (144A)

                                                                            Total Utilities

                                                                            TOTAL ASSET BACKED SECURITIES


                                                                            COLLATERALIZED MORTGAGE OBLIGATIONS
                                                                            Diversified Financials
                                                                            Diversified Financial Services
                     100,000           (100,000)              0             Tower 2004-1A E, 5.395%, 1/15/34

                      50,000            (50,000)              0             Tower 2004-2A F, 6.376%, 12/15/14



                                                                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS



                                                                   432,086            (432,086)                              0
                                -----------------------------------------------------------------------------------------------
                                $                          $        1,855,804    $        (1,855,804)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $        1,855,804    $        (1,855,804)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $        1,311,805    $        (1,311,805)      $                 0

                                $                          $        1,359,800    $        (1,359,800)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $        2,671,605    $        (2,671,605)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $          137,643    $          (137,643)      $                 0
                                                                      374,928               (374,928)                        0
                                                                      469,572               (469,572)                        0
                                -----------------------------------------------------------------------------------------------
                                $                          $          982,143    $          (982,143)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $          619,038    $          (619,038)      $                 0

                                $                          $           22,131    $           (22,131)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $        1,623,312    $        (1,623,312)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $          194,688    $          (194,688)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          194,688    $          (194,688)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $          611,894    $          (611,894)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          611,894    $          (611,894)      $                 0
                                -----------------------------------------------------------------------------------------------

                                -----------------------------------------------------------------------------------------------
                                $         19,054,574       $       27,197,328    $       (27,197,328)      $        61,134,890
                                -----------------------------------------------------------------------------------------------



                                $                          $           76,541     $          (76,541)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $           76,541     $          (76,541)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $           65,243     $          (65,243)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $           92,661     $          (92,661)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          157,904     $         (157,904)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          234,445     $         (234,445)      $                 0
                                -----------------------------------------------------------------------------------------------



                                $                          $           96,213     $          (96,213)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $           49,862     $          (49,862)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          146,075     $         (146,075)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          146,075     $         (146,075)      $                 0
                                -----------------------------------------------------------------------------------------------

                                                                                       CORPORATE BONDS
                                                                            Energy
                                                                            Integrated Oil & Gas
                      40,000            (40,000)              0             Occidental Petroleum, 6.75%, 1/15/12

                                                                            Oil & Gas Exploration & Production
                     100,000           (100,000)              0             Gazprom International SA., 7.201%, 2/1/20 (144A)

                                                                            Oil & Gas Refining & Marketing
                      25,000            (25,000)              0             Boardwalk Pipelines LLC, 5.5%, 2/1/17


                                                                            Total Energy

                                                                            Materials
                                                                            Aluminum
                      50,000            (50,000)              0             Novelis, Inc., 7.25%, 02/15/15

                                                                            Commodity Chemicals
                     100,000           (100,000)              0             Nova Chemicals, Ltd., 6.5%, 1/15/12

                                                                            Diversified Metals & Mining
                     125,000           (125,000)              0             Inco, Ltd., 7.2%, 9/15/32

                                                                            Metal & Glass Containers
                      40,000            (40,000)              0             Tenneco Packaging, 8.125%, 6/15/17

                                                                            Paper Products
                     100,000           (100,000)              0             Abitibi-Consolidated, Inc., 6.95%, 4/1/08

                     100,000           (100,000)              0             MDP Acquistions, 9.625%, 10/1/12




                                                                            Total Materials

                                                                            Capital Goods
                                                                            Electrical Component & Equipment
                      25,000            (25,000)              0             Orcal Geothermal, 6.21%, 12/30/20 (144A)

                                                                            Industrial Conglomerates
                      55,000            (55,000)              0             General Electric Capital Corp., 6.125%, 2/22/11

                      30,000            (30,000)              0             General Electric Capital Corp., 6.75%, 3/15/32




                                                                            Total Capital Goods

                                                                            Automobiles & Components
                                                                            Auto Parts & Equipment
                      40,000            (40,000)              0             Sun Sage BV, 8.25%, 3/26/09 (144A)

                                                                            Automobile Manufacturers
                     200,000           (200,000)              0             General Motors, 7.2%, 1/15/11


                                                                            Total Automobiles & Components

                                                                            Media
                                                                            Broadcasting & Cable TV
                     250,000           (250,000)              0             Comcast Cable Corp., 7.125%,  6/15/13

                     100,000           (100,000)              0             Cox Communications, 7.125%, 10/1/12




                                                                            Publishing
                     170,000           (170,000)              0             News America, Inc., 7.3%, 4/30/28


                                                                            Total Media

                                                                            Retailing
                                                                            Specialty Stores
                      50,000            (50,000)              0             Tanger Factory Outlet Centers, Inc., 6.15%, 11/15/15


                                                                            Total Retailing

                                                                            Health Care Equipment & Services
                                                                            Health Care Facilities
                     200,000           (200,000)              0             HCA, Inc., 6.3%, 10/1/12

                                                                            Health Care Supplies
                     100,000           (100,000)              0             Bausch & Lomb, 7.125%, 8/1/28


                                                                            Total Health Care Equipment & Services

                                                                            Banks
                                                                            Diversified Banks
                      50,000            (50,000)              0             KFW-Kredit Wiederaufbau, 2.75%, 5/8/07

                      75,000            (75,000)              0             National Westminster, 7.375%, 10/1/09




                                $                          $           43,904    $           (43,904)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $          106,850    $          (106,850)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $           24,795    $           (24,795)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          175,549    $          (175,549)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $           46,625    $           (46,625)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $           96,875    $           (96,875)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $          137,530    $          (137,530)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $           45,373    $           (45,373)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $          100,000    $          (100,000)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          100,000    $          (100,000)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          200,000    $          (200,000)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          526,403    $          (526,403)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $           25,070    $           (25,070)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $           57,863    $           (57,863)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $           35,216    $           (35,216)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $           93,079    $           (93,079)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          118,149    $          (118,149)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $           42,150    $           (42,150)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $          140,500    $          (140,500)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          182,650    $          (182,650)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $          271,735    $          (271,735)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          107,148    $          (107,148)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          378,883    $          (378,883)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $          186,518    $          (186,518)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          565,401    $          (565,401)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $           50,509    $           (50,509)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $           50,509    $           (50,509)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $          200,999    $          (200,999)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $          108,211    $          (108,211)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          309,210    $          (309,210)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $           48,879    $           (48,879)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $           81,424    $           (81,424)      $                 0
                                -----------------------------------------------------------------------------------------------


                                                                            Total Banks

                                                                            Diversified Financials
                                                                            Consumer Finance
                     100,000          (100,000)               0             SLM Corp., Floating Rate Note, 7/25/14

                                                                            Investment Banking & Brokerage
                      75,000           (75,000)               0             E*Trade Financial Corp., 8.0%, 6/15/11

                                                                            Diversified Financial Services
                     100,000          (100,000)               0             Brascan Corp., 5.75%, 3/1/10

                     100,000          (100,000)               0             Glencore Funding LLC, 6.0%, 4/15/14 (144A)




                                                                            Total Diversified Financials

                                                                            Insurance
                                                                            Life & Health Insurance
                     100,000          (100,000)               0             Provident Co., Inc., 7.0%, 7/15/18

                                                                            Multi-Line Insurance
                      50,000           (50,000)               0             Loew Corp., 5.25%, 3/15/16

                                                                            Property & Casualty Insurance
                      85,000           (85,000)               0             Kingsway America, Inc., 7.5%, 2/1/14

                     150,000          (150,000)               0             Ohio Casualty Corp., 7.3%, 6/15/14




                                                                            Reinsurance
                     100,000          (100,000)               0             Odyssey Re Holdings, 7.65%, 11/1/13

                      50,000           (50,000)               0             Platinum Underwriters HD 7.50%, 6/1/17




                                                                            Total Insurance

                                                                            Real Estate
                                                                            Real Estate Investment Trusts
                     100,000          (100,000)               0             Colonial Reality LP, 6.15%, 4/15/13

                     100,000          (100,000)               0             Health Care REIT, Inc., 6.2%, 6/1/16

                     107,000          (107,000)               0             Host Marriott LP, 6.375%, 3/15/15

                      75,000           (75,000)               0             Trustreet Properties Inc., 7.5%, 4/1/15

                      50,000           (50,000)               0             Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)




                                                                            Total Real Estate

                                                                            Technology Hardware & Equipment
                                                                            Computer Hardware
                     250,000          (250,000)               0             NCR Corp., 7.125%, 6/15/09


                                                                            Total Technology Hardware & Equipment

                                                                            Semiconductors
                      85,000           (85,000)               0             Chartered Semiconductor, 6.375%, 8/3/15


                                                                            Total Semiconductors

                                                                            Telecommunication Services
                                                                            Integrated Telecommunication Services
                     100,000          (100,000)               0             Telecom Italia Capital, 5.25%, 11/15/13

                     140,000          (140,000)               0             Telecom Italia Capital, 4.875%, 10/1/10




                                                                            Total Telecommunication Services

                                                                            Utilities
                                                                            Electric Utilities
                      50,000           (50,000)               0             Entergy Gulf States, 5.7%, 6/1/15

                                                                            Total Utilities


                                                                            TOTAL CORPORATE BONDS

                                                                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                                                            Government
                     100,000          (100,000)               0             Federal Home Loan Bank, 5.27%, 12/28/12
                     149,538          (149,538)               0             Federal Home Loan Mortgage Corp., 4.5%, 12/1/20
                     210,875          (210,875)               0             Federal Home Loan Mortgage Corp., 5.0%, 5/1/34
                     107,559          (107,559)               0             Federal Home Loan Mortgage Corp., 5.5%, 10/1/16
                     174,289          (174,289)               0             Federal Home Loan Mortgage Corp., 5.5%, 12/1/35
                     945,583          (945,583)               0             Federal Home Loan Mortgage Corp., 6.0%, 1/1/33

                                $                          $          130,303    $          (130,303)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $           94,027    $           (94,027)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $           78,000    $           (78,000)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $          101,554    $          (101,554)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $           94,054    $           (94,054)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          195,608    $          (195,608)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          367,635    $          (367,635)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $          103,405    $          (103,405)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $           49,414    $           (49,414)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $           87,581    $           (87,581)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          161,223    $          (161,223)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          248,804    $          (248,804)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $          104,491    $          (104,491)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $           50,954    $           (50,954)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          155,445    $          (155,445)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          557,068    $          (557,068)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $          102,584    $          (102,584)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          100,042    $          (100,042)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          106,733    $          (106,733)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $           75,000    $           (75,000)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $           52,500    $           (52,500)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          436,859    $          (436,859)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          436,859    $          (436,859)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $          261,511    $          (261,511)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          261,511    $          (261,511)      $                 0
                                -----------------------------------------------------------------------------------------------

                                $                          $           84,508    $           (84,508)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $           84,508    $           (84,508)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $           98,127    $           (98,127)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          137,254    $          (137,254)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          235,381    $          (235,381)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          235,381    $          (235,381)      $                 0
                                -----------------------------------------------------------------------------------------------


                                $                          $           48,931    $           (48,931)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $           48,931    $           (48,931)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $        4,050,067    $        (4,050,067)      $
                                -----------------------------------------------------------------------------------------------


                                $                          $           99,880    $           (99,880)      $                 0
                                                                      145,516               (145,516)                        0
                                                                      204,568               (204,568)                        0
                                                                      108,320               (108,320)                        0
                                                                      172,727               (172,727)                        0
                                                                      956,663               (956,663)                        0


                 231,738          (231,738)               0             Federal Home Loan Mortgage Corp.,  6.0%, 11/1/33
                  34,234           (34,234)               0             Federal Home Loan Mortgage Corp., 6.0%, 6/1/34
                  21,615           (21,615)               0             Federal Home Loan Mortgage Corp., 6.5%, 5/1/09
                  15,199           (15,199)               0             Federal Home Loan Mortgage Corp., 6.5%, 11/1/33
                 143,830          (143,830)               0             Federal National Mortgage Association , 5.5%, 9/1/17
                 124,701          (124,701)               0             Federal National Mortgage Association, 5.0%, 6/1/34
                 166,264          (166,264)               0             Federal National Mortgage Association, 5.5%,  2/1/17
                 350,765          (350,765)               0             Federal National Mortgage Association, 5.5%, 1/1/34
                 248,203          (248,203)               0             Federal National Mortgage Association, 5.5%, 10/1/34
                 182,707          (182,707)               0             Federal National Mortgage Association, 5.5%, 11/1/33
                  93,092           (93,092)               0             Federal National Mortgage Association, 5.5%, 12/1/34
                  95,092           (95,092)               0             Federal National Mortgage Association, 5.5%, 3/1/34
                 177,101          (177,101)               0             Federal National Mortgage Association, 5.5%, 4/1/34
                 215,192          (215,192)               0             Federal National Mortgage Association, 5.5%, 9/1/34
                 150,000          (150,000)               0             Federal National Mortgage Association, 5.75%, 1/15/12
                  78,534           (78,534)               0             Federal National Mortgage Association, 6.0%, 1/1/32
                  99,621           (99,621)               0             Federal National Mortgage Association, 6.0%, 12/1/33
                 110,000          (110,000)               0             Federal National Mortgage Association, 6.125%, 3/15/12
                  95,315           (95,315)               0             Federal National Mortgage Association, 6.5%,  7/1/32
                  28,657           (28,657)               0             Federal National Mortgage Association, 6.5%, 10/1/32
                  14,258           (14,258)               0             Federal National Mortgage Association, 6.5%, 10/1/32
                  48,954           (48,954)               0             Federal National Mortgage Association, 6.5%, 12/1/21
                  48,249           (48,249)               0             Federal National Mortgage Association, 6.5%, 4/1/29
                  62,271           (62,271)               0             Federal National Mortgage Association, 6.5%, 7/1/32
                  14,682           (14,682)               0             Federal National Mortgage Association, 6.5%, 8/1/13
                  12,747           (12,747)               0             Federal National Mortgage Association, 6.5%, 8/1/14
                  47,497           (47,497)               0             Federal National Mortgage Association, 6.5%, 9/1/32
                  10,000           (10,000)               0             Federal National Mortgage Association, 7.125%, 6/15/10
                  26,858           (26,858)               0             Federal National Mortgage Association, 9.0%, 4/1/33
                  41,439           (41,439)               0             Government National Mortgage Association, 4.5%, 1/15/35
                  98,994           (98,994)               0             Government National Mortgage Association, 4.5%, 4/15/35
                  92,251           (92,251)               0             Government National Mortgage Association, 5.0%, 4/15/34
                 315,457          (315,457)               0             Government National Mortgage Association, 5.0%, 10/15/34
                  52,644           (52,644)               0             Government National Mortgage Association, 5.5%, 4/15/33
                 170,262          (170,262)               0             Government National Mortgage Association, 5.5%, 6/15/33
                 137,610          (137,610)               0             Government National Mortgage Association, 5.5%,  7/15/33
                 199,735          (199,735)               0             Government National Mortgage Association, 5.5%, 8/15/19
                 150,112          (150,112)               0             Government National Mortgage Association, 5.5%, 8/15/33
                  35,403           (35,403)               0             Government National Mortgage Association, 5.5%, 9/15/33
                 251,537          (251,537)               0             Government National Mortgage Association, 6.0%, 8/15/32
                  80,051           (80,051)               0             Government National Mortgage Association, 6.0%,  9/15/32
                  67,080           (67,080)               0             Government National Mortgage Association, 6.5%, 5/15/33
                 162,673          (162,673)               0             Government National Mortgage Association, 6.0%, 8/15/34
                 293,382          (293,382)               0             Government National Mortgage Association, 6.0%, 9/15/33
                  38,465           (38,465)               0             Government National Mortgage Association, 6.5%, 10/15/28
                 141,677          (141,677)               0             Government National Mortgage Association II, 5.5%, 2/20/34
                  49,940           (49,940)               0             Government National Mortgage Association II, 6.0%, 10/20/33
                  15,976           (15,976)               0             Government National Mortgage Association II, 7.5%, 9/20/29
                  50,000           (50,000)               0             U.S. Treasury Bonds, 4.0%, 2/15/14
                 175,000          (175,000)               0             U.S. Treasury Bonds, 5.25%, 11/15/28
                 100,000          (100,000)               0             U.S. Treasury Bonds, 6.25%, 8/15/23
                 470,000          (470,000)               0             U.S. Treasury Notes, 4.0%, 11/15/12
                 175,000          (175,000)               0             U.S. Treasury Notes, 4.125%, 5/15/15
                 100,000          (100,000)               0             U.S. Treasury Notes, 4.25%, 8/15/15
                 500,000          (500,000)               0             U.S. Treasury Notes, 4.25%, 11/15/14
                 200,000          (200,000)               0             U.S. Treasury Notes, 4.75%, 5/15/14
                 300,000          (300,000)               0             U.S. Treasury Notes, 4.75%, 11/15/08
                 130,000          (130,000)               0             U.S. Treasury Notes, 5.375%, 2/15/31
                 250,000          (250,000)               0             U.S. Treasury Notes, 5.625%, 5/15/08
                 257,486          (257,486)               0             U.S. Treasury Inflation Protected Security, 3.5%, 1/15/11

                                                                      234,324              (234,324)                        0
                                                                       34,579               (34,579)                        0
                                                                       22,128               (22,128)                        0
                                                                       15,644               (15,644)                        0
                                                                      144,778              (144,778)                        0
                                                                      121,072              (121,072)                        0
                                                                      167,483              (167,483)                        0
                                                                      347,889              (347,889)                        0
                                                                      246,010              (246,010)                        0
                                                                      181,367              (181,367)                        0
                                                                       92,269               (92,269)                        0
                                                                       94,252               (94,252)                        0
                                                                      175,536              (175,536)                        0
                                                                      213,291              (213,291)                        0
                                                                      157,382              (157,382)                        0
                                                                       79,513               (79,513)                        0
                                                                      100,661              (100,661)                        0
                                                                      117,714              (117,714)                        0
                                                                       97,958               (97,958)                        0
                                                                       29,452               (29,452)                        0
                                                                       14,654               (14,654)                        0
                                                                       50,599               (50,599)                        0
                                                                       50,490               (50,490)                        0
                                                                       64,010               (64,010)                        0
                                                                       15,104               (15,104)                        0
                                                                       13,115               (13,115)                        0
                                                                       49,078               (49,078)                        0
                                                                       10,938               (10,938)                        0
                                                                       28,354               (28,354)                        0
                                                                       39,769               (39,769)                        0
                                                                       95,004               (95,004)                        0
                                                                       91,149               (91,149)                        0
                                                                      311,704              (311,704)                        0
                                                                       53,058               (53,058)                        0
                                                                      171,601              (171,601)                        0
                                                                      138,691              (138,691)                        0
                                                                      202,683              (202,683)                        0
                                                                      151,292              (151,292)                        0
                                                                       35,687               (35,687)                        0
                                                                      257,825              (257,825)                        0
                                                                       82,064               (82,064)                        0
                                                                       70,079               (70,079)                        0
                                                                      166,592              (166,592)                        0
                                                                      300,740              (300,740)                        0
                                                                       40,276               (40,276)                        0
                                                                      142,296              (142,296)                        0
                                                                       51,255               (51,255)                        0
                                                                       16,731               (16,731)                        0
                                                                       48,645               (48,645)                        0
                                                                      190,873              (190,873)                        0
                                                                      119,414              (119,414)                        0
                                                                      459,884              (459,884)                        0
                                                                      171,165              (171,165)                        0
                                                                       98,707               (98,707)                        0
                                                                      494,180              (494,180)                        0
                                                                      204,867              (204,867)                        0
                                                                      302,883              (302,883)                        0
                                                                      146,027              (146,027)                        0
                                                                      256,817              (256,817)                        0
                                                                      275,184              (275,184)                        0


                 100,000          (100,000)               0             U.S. Treasury Strip, 0.0%, 11/15/15
                                                                        Total Government
                                                                        TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
           Shares                                       Shares          TOTAL MUTUAL FUNDS

    ----------------------------------------------------------------
                                                                        TEMPORARY CASH INVESTMENT
                                                                        Commercial Paper
                 141,455          (141,455)               0             Securities Lending Investment Fund, 4.24%
                                                                        TOTAL TEMPORARY CASH INVESTMENT
                                                                        TOTAL INVESTMENTS IN SECURITIES
                                                                        OTHER ASSETS AND LIABILITIES
                                                                        TOTAL NET ASSETS
                                                                        TOTAL INVESTMENTS AT COST


                                                                       64,393                (64,393)                        0
                                -----------------------------------------------------------------------------------------------
                                $                          $           64,393    $           (64,393)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $           64,393    $           (64,393)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $            19,054,574    $                     $                         $        19,054,574
                                -----------------------------------------------------------------------------------------------
                      0.0%

                                $                          $          141,455    $          (141,455)      $                 0
                                -----------------------------------------------------------------------------------------------
                                $                          $          141,455    $          (141,455)      $                 0
                                -----------------------------------------------------------------------------------------------
                     98.4%      $            19,054,574    $       41,678,223    $                         $        61,134,890
                                -----------------------------------------------------------------------------------------------
                      1.6%      $             1,012,492    $          402,093    $          (430,176)      $           984,409 (b)
                                -----------------------------------------------------------------------------------------------
                    100.0%      $            20,067,066    $       42,080,316    $                         $        62,119,299
                                -----------------------------------------------------------------------------------------------
                                $            18,839,354    $       37,306,341    $         4,773,975       $        60,919,670
                                 ----------------------------------------------------------------------------------------------

(a) The Pioneer Balanced VCT Portfolio is assumed to be liquidated for cash, which is used to purchase shares of Pioneer Ibbotson.
(b) Reflects costs of the reorganization. The accompanying notes are an integral part of these financial statements

Pioneer Ibbotson Moderate Allocation VCT Portfolio

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/05
(Unaudited)

1.   Description of the Portfolio

The Pioneer Ibbotson Moderate Allocation VCT Portfolio (Moderate Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-nine separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
     Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
     Pioneer Europe VCT Portfolio (Europe Portfolio)
     Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
     Pioneer Small Company VCT Portfolio (Small Company Portfolio)
     Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
     Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
     Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
     Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
     Pioneer Balanced VCT Portfolio (Balanced Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
     Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
     Pioneer America Income VCT Portfolio (America Income Portfolio)
     Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
     Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer AmPac Growth VCT Portfolio (Papp AmPac Growth Portfolio) (Class II shares only)
     Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth Portfolio) (Class II shares only)
     Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
     Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio) (Class I shares only)
     Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio) (Class I shares only)
     Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
     Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II shares only)

     Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio) (Class II shares only)
     Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio) (Class II shares only)
     Pioneer Ibboston Aggressive Allocation VCT Portfolio (Aggressive Portfolio) (Class II share only)
     Pioneer Ibboston Moderate Allocation VCT Portfolio (Moderate Portfolio) (Class II shares only)
     Pioneer Ibboston Growth Allocation VCT Portfolio (Growth Portfolio) (Class II shares only)
     Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Each Portfolio, except for the Global High Yield Portfolio, is diversified.

Portfolio shares may be purchased only by insurance companies for the purpose of Portfolio variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of the Moderate Portfolio is to seek a balance between long-term capital growth and current income. The Moderate Portfolio is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds (underlying funds) rather than direct investments in securities. Consequently, an investment in the Moderate Portfolio entails more direct and indirect expenses than direct investment in underlying funds.

2.   Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of Balanced Portfolio by Moderate Portfolio, as if such acquisition had taken place as of January 1, 2005. The Moderate Portfolio commenced operations on March 18, 2005 and the financial information presented for the Moderate Portfolio has not been annualized. The Balanced Portfolio's financial information shown is for the full calendar year ended December 31, 2005.

Under the terms of an Agreement and Plan of Reorganization between these two Portfolios, the combination of Balanced Portfolio and Moderate Portfolio will be treated as a taxable business transaction (the "Reorganization"). The Reorganization will be accomplished by selling all of the assets in the Balanced Portfolio for cash and purchasing shares of Moderate Portfolio at its net asset value. Moderate Portfolio will invest the cash received in the same underlying funds. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Balanced Portfolio and Moderate Portfolio have been combined as of and for the most recent fiscal year ended December 31, 2005. Following the Reorganization, the Moderate Portfolio will be the accounting survivor. Pioneer Investment Management, Inc. (the investment adviser) has agreed to pay 50% of the expenses associated with the Reorganization, and Balanced Portfolio and Moderate Portfolio will equally bear the remaining costs of the reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of Balanced Portfolio and Moderate Portfolio included in their annual reports to shareowners dated December 31, 2005. The schedules of investments and the statements of assets and liabilities have been shown to reflect the liquidation of Balanced Portfolio's assets for cash, the purchase of Moderate Portfolio's shares at their net asset values and the investment in underlying mutual funds by the Moderate Portfolio with those proceeds. The statements of operations reflect the realized gain from the sale of Balanced Portfolio's assets and other adjustments made to expenses for Pioneer affiliate contractual rates and for duplicate services that would not have been incurred if the Reorganization took place on January 1, 2005.

3.   Security Valuation

Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at net asset value. Dividend income is recorded on the ex-dividend date. Temporary cash investments are valued at amortized cost.

4.   Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Portfolio that would have been issued at December 31, 2005, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the cash proceeds from the liquidation of the Balanced Portfolio, as of December 31, 2005, divided by the net asset value per share of the Moderate Portfolio's shares as of December 31, 2005. The pro forma number of shares outstanding, by class, for the combined Portfolio consists of the following at December 31, 2005:

----------------------------------------------------------------------------------------------------------
                                   Shares of
                              Moderate Portfolio         Additional Shares      Total Outstanding Shares
                                Pre-Combination           Assumed Issued            Post-Combination
      Class of Shares                                    In Reorganization
----------------------------------------------------------------------------------------------------------
Class I                                   -                  2,767,629                   2,767,629
----------------------------------------------------------------------------------------------------------
Class II                          1,887,510                  1,191,008                   3,078,518
----------------------------------------------------------------------------------------------------------


5.   Federal Income Taxes

     Each Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Reorganization, it will continue to be the Moderate Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The identified cost of investments for these Portfolio is subsatntially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Portfolio.

PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
Pro Forma Statement of Assets & Liabilities
June 30, 2006
(unaudited)




                                                                                                                  Pioneer
                                                                                                             Ibbotson Moderate
                                                                                                                Allocation
                                                                                                               VCT Portfolio
                                                                                                        ------------------------
ASSETS:
     Investment in securities of affiliated issuers, at value
        (Cost $36,187,413 and $0, respectively)                                                             $    36,514,581
     Investment in securities, at value (Cost $0 and $36,078,075, respectively)                                           -
     Cash                                                                                                         2,825,721
     Receivables -
         Investment securities sold
         Fund shares sold                                                                                           186,750
         Dividends, interest and foreign taxes withheld                                                                   -
         Forward foreign currency portfolio hedge contracts, open - net                                                   -
     Other                                                                                                              459
                                                                                                              --------------
              Total assets                                                                                  $    39,527,511
                                                                                                              --------------
LIABILITIES:
     Payables -
         Securities purchased                                                                               $       918,319
         Fund shares repurchased                                                                                          -
         Upon return of securities loaned                                                                                 -
     Due to bank
     Due to affiliates                                                                                               11,917
     Accrued expenses                                                                                                29,146
                                                                                                              --------------
              Total liabilities                                                                             $       959,382
                                                                                                              --------------
NET ASSETS:
     Paid-in capital                                                                                        $    38,103,055
     Undistributed net investment income                                                                            193,264
     Accumulated net realized income (loss)                                                                         (55,358)
     Net unrealized gain  on:
         Investments                                                                                                327,168
         Forward foreign currency contracts and other assets and liabilities
              denominated in foreign currencies                                                                           -
                                                                                                              --------------
              Total net assets                                                                              $    38,568,129
                                                                                                              --------------
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
     Class I                                                                                                              -
                                                                                                              =============
     Class II                                                                                                     3,597,989
                                                                                                              =============
NET ASSETS BY CLASS:
     Class I                                                                                                $             -
                                                                                                              =============
     Class II                                                                                               $    38,568,129
                                                                                                              =============
NET ASSET VALUE PER SHARE:
     Class I                                                                                                $             -
                                                                                                              =============
     Class II                                                                                               $         10.72
                                                                                                              =============


                                   Pioneer                        Pioneer
                              Ibbotson Moderate              Ibbotson Moderate
           Pioneer               Allocation                     Allocation
           Balanced            VCT Portfolio                   VCT Portfolio
             VCT                 Pro Forma                       Pro Forma
          Portfolio             Adjustments                      Combined
 --------------------------------------------------------------------------------

 $                 -      $      38,765,459  (a)         $     75,280,040
          39,505,313            (39,505,313) (a)                        -
                   -                      -                     2,825,721
                                                                        -
             500,963               (500,963) (a)                        -
             142,062               (142,062) (a)                  186,750
             138,464               (138,464) (a)                        -
               2,778                 (2,778) (a)                        -
               3,553                 (3,553) (a)                      459
    ----------------          --------------                  -----------
 $        40,293,133      $      (1,527,674)             $     78,292,970
    ----------------          --------------                  -----------


 $           343,755      $        (343,755) (a)         $        918,319
              80,310                (80,310) (a)                        -
           1,028,510             (1,028,510) (a)                        -
              17,559                (17,559) (a)                        -
               8,591                 (8,591) (a)                   11,917
              48,949                (20,866) (a)(b)                57,229
    ----------------          --------------                  -----------
 $         1,527,674      $      (1,499,591)                      987,465
    ----------------          --------------                  -----------

 $        38,744,584      $          20,875  (a)         $    76,868,514
             (12,371)               (15,712) (a)(b)               165,181
          (3,396,735)             3,396,735  (a)                  (55,358)
                                             (a)
           3,427,238             (3,427,238) (a)                  327,168
                                             (a)
               2,743                 (2,743) (a)                        -
    ----------------          --------------                  -----------
 $        38,765,459      $         (28,083)             $     77,305,505
    ----------------          --------------                  -----------


           1,749,566                631,232  (c)                2,380,798
    ================                                          ===========
             910,098                325,285  (c)                4,833,372
    ================                                          ===========

 $       25,522,157       $          (9,268) (b)         $     25,512,889
    ================                                          ===========
 $       13,243,302       $         (18,815) (b)         $     51,792,616
    ================                                          ===========

 $            14.59                                      $          10.72
    ================                                          ===========
 $            14.55                                      $          10.72
    ================                                          ===========

(a) The Pioneer Balanced VCT Portfolio is assumed to be liquidated for cash, which is used to purchase shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio, and used to invest in the underlying funds held by Pioneer Moderate Allocation VCT Portfolio.
(b)  Reflects costs of the reorganization.
(c) The proceeds from the liquidation of Pioneer Balanced VCT Portfolio are used to purchase shares of Class I and Class II shares of Pioneer Ibbotson Moderate Allocation VCT Portfolio. Class I shares will be created in conjunction with the liquidation of the Pioneer Balanced VCT Portfolio.

PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
Pro Forma Statement of Operations
For the Year Ended June 30, 2006
(unaudited)

                                                                                                             Pioneer
                                                                                                         Ibbotson Moderate
                                                                                                           Allocation
                                                                                                          VCT Portfolio
                                                                                                       --------------------
INVESTMENT INCOME:
     Dividend income received from securities of affiliated issuers                                $              347,828
     Dividends                                                                                                          -
     Interest                                                                                                      57,571
     Income on securities loaned, net                                                                                   -
                                                                                                    ----------------------
              Total investment income                                                              $              405,399
                                                                                                    ----------------------
EXPENSES:
     Management fees                                                                               $               24,613
     Transfer agent fees and expenses                                                                               1,757
     Distribution fees (Class II)                                                                                  47,333
     Administrative reimbursements                                                                                      0
     Custodian fees                                                                                                15,568
     Professional fees                                                                                             38,461
     Printing expense                                                                                                  67
     Fees and expenses of nonaffiliated trustees                                                                    4,511
     Miscellaneous                                                                                                  1,147
                                                                                                    ----------------------
              Total expenses                                                                       $              133,457
              Less management fees waived and expenses assumed
                 by Pioneer Investment Management, Inc.                                                           (14,839)

                                                                                                    ----------------------
              Net expenses                                                                         $              118,618
                                                                                                    ----------------------
                 Net investment income                                                             $              286,781
                                                                                                    ----------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
     Net realized gain (loss) from:
         Investments in affiliated issuers                                                         $              (66,749)
         Investments                                                                                                    -
         Realized gain distributions received from investment
              company shares                                                                                      368,881
         Forward foreign currency contracts and other assets
              and liabilities denominated in foreign currencies                                                         -
                                                                                                    ----------------------
                                                                                                   $              302,132
                                                                                                    ----------------------
     Change in net unrealized gain or loss from:
         Investments in affiliated issuers                                                         $              292,434
         Investments                                                                                                    -
         Forward foreign currency contracts and other assets
              and liabilities denominated in foreign currencies                                                         -
                                                                                                    ----------------------
                                                                                                   $              292,434
                                                                                                    ----------------------
         Net gain on investments and foreign currency transactions                                 $              594,566
                                                                                                    ----------------------
         Net increase in net assets resulting from operations                                      $              881,347
                                                                                                    ----------------------

                                     Pioneer                         Pioneer
                                Ibbotson Moderate               Ibbotson Moderate
         Pioneer                    Allocation                     Allocation
         Balanced                   VCT Portfolio                  VCT Portfolio
           VCT                      Pro Forma                       Pro Forma
        Portfolio                  Adjustments                      Combined
---------------------------------------------------------------------------------
$                 -                                           $        347,828
            318,292                                                    318,292
            791,473                                                    849,044
              3,920                                                      3,920
   ----------------                                           ----------------
$         1,113,685                                           $      1,519,084
   ----------------                                           ----------------
$           276,707      $           (196,795)  (a)           $        104,525
             11,089                    (2,813)  (a)                     10,033
             32,392                         -                           79,725
             18,676                      (176)  (a)                     18,500
             15,844                     2,385   (a)                     33,797
             43,467                   (30,126)  (b)                     51,802
                 13                    20,665   (c)                     20,745
              5,846                    (1,466)  (b)                      8,891
             13,460                    34,924   (c)(d)                  49,531
   ----------------          ----------------                 ----------------
$           417,494      $           (173,402)                $        377,549

                  0                   (90,784)  (a)                   (105,623)
   ----------------          ----------------                 ----------------
$           417,494      $           (264,186)                $        271,926
   ------------------        ----------------                 ----------------
$           696,191      $            264,186                 $      1,247,158
   ----------------          ----------------                 ----------------
$                 -                                           $        (66,749)
          1,203,926                 3,427,238   (e)                  4,631,164

                                                                       368,881
                  -
                (95)                    2,743   (e)                      2,648
   ----------------          ----------------                 ----------------
$         1,203,831      $          3,429,981                 $      4,935,944
   ----------------          ----------------                 ----------------

$                 -                                           $        292,434
            (89,248)               (3,427,238)  (e)                 (3,516,486)

              2,743                    (2,743)  (e)                          -
   ----------------          ----------------                 ----------------
$           (86,505)     $         (3,429,981)                $     (3,224,052)
   ----------------          ----------------                 ----------------

$         1,117,326      $                  0                 $      1,711,892
   ----------------          ----------------                 ----------------
$         1,813,517      $            264,186                 $      2,959,050
   ----------------          ----------------                 ----------------

(a) Expense limitations conformed to the Pioneer Ibbotson Moderate Allocation VCT Portfolio's contracts with affiliated parties.
(b)  Reflects reduction in expenses due to elimination of duplicate services.
(c) Reflects increase in expenses due to an increase in the combined average net assets.
(d)  Includes costs of the reorganization.
(e) Represents realized gains triggered from the sale of Pioneer Balanced VCT Portfolio's holdings.

           See accompanying notes to pro forma financial statements.

PIONEER IBBOTSON
MODERATE VCT
PORTFOLIO
PRO FORMA
Schedule of Investments
June 30, 2006
(Unaudited)

Pioneer Ibbotson                                  Pioneer Ibbotson
  Moderate         Pioneer                     Moderate Allocation
  Allocation       Balanced                   VCT Portfolio Combined
 VCT Portfolio    VCT Portfolio    ProForma        Pro Forma          MUTUAL FUNDS
 Shares              Shares       Adjustment         Shares           PIONEER FUNDS
   ------            ------       -----------        ------           -------------

    392,642           416,845     809,487    Pioneer Bond Fund Class Y
    62,742            66,609      129,351    Pioneer Cullen Value Fund Class Y
    27,024            28,690       55,714    Pioneer Emerging Markets Fund Class Y
    58,121            61,705      119,826    Pioneer Fund Class Y
    126,324           134,111     260,435    Pioneer Government Income Fund Class Y
    24,912            26,447       51,359    Pioneer Growth Opportunities Fund Class Y
    216,360           229,696     446,056    Pioneer High Yield Fund Class Y
    170,760           181,285     352,045    Pioneer International Equity Fund Class Y
    76,606            18,395       95,001    Pioneer Mid Cap Growth Fund Class Y
    15,684            16,650       32,334    Pioneer Mid Cap Value Fund Class Y
    382,569           406,153     788,722    Pioneer Oak Ridge Large Cap Growth Fund Class Y
    39,703            42,150       81,853    Pioneer Real Estate Shares Fund Class Y
    371,766           394,682     766,448    Pioneer Research Fund Class Y
    634,139           673,230    1,307,369   Pioneer Short Term Income Fund Class Y
    34,204            36,313       70,517    Pioneer Small Cap Value Fund Class Y
    63,333            67,237      130,570    Pioneer Value Fund Class Y


                                             TOTAL MUTUAL FUNDS


                                             COMMON STOCK
                                             Energy
                                             Integrated Oil & Gas
            6,700     (6,700)        0       Exxon Mobil Corp.


                                             Oil & Gas Drilling
            12,300   (12,300)        0       ENSCO International, Inc.


                                             Oil & Gas Equipment & Services
            12,598   (12,598)        0       National-Oilwell Varco, Inc. *


                                             Oil & Gas Exploration & Production
            2,700     (2,700)        0       Encana Corp.


                                             Total Energy


                                             Materials
                                             Gold
            10,000   (10,000)        0       Newmont Mining Corp.


                                             Industrial Gases
            17,400   (17,400)        0       Praxair, Inc.


                                             Total Materials


                                             Capital Goods
                                             Aerospace & Defense
            16,000   (16,000)        0       Northrop Grumman Corp.


                                             Industrial Conglomerates
            8,500     (8,500)        0       3M Co.


                                             Total Capital Goods


                                             Commercial Services & Supplies
                                             Diversified Commercial Services
            3,600     (3,600)        0       Cintas Corp. *


                                             Total Commercial Services & Supplies


                                             Transportation
                                             Air Freight & Couriers
            11,200   (11,200)        0       United Parcel Service


                                             Total Transportation


                                             Consumer Durables & Apparel
                                             Apparel, Accessories & Luxury Goods
            14,600   (14,600)        0       Liz Claiborne, Inc.


                                             Total Consumer Durables & Apparel


                                             Media
                                             Broadcasting & Cable Television
            25,100   (25,100)        0       Comcast Corp. *


                                             Movies & Entertainment
            14,659   (14,659)        0       Viacom, Inc. (Class B)


                                             Total Media


                                             Retailing
                                             Apparel Retail
            20,500   (20,500)        0       Ross Stores, Inc.


                                             Total Retailing


                                             Food & Drug Retailing
                                             Drug Retail
            42,100   (42,100)        0       CVS Corp.


                                             Hypermarkets & Supercenters
            1,600     (1,600)        0       Wal-Mart Stores, Inc.


                                             Total Food & Drug Retailing


                                             Food, Beverage & Tobacco
                                             Brewers
            5,100     (5,100)        0       Anheuser-Busch Companies, Inc.


                                             Packaged Foods & Meats
            13,375   (13,375)        0       William Wrigley Jr. Co.


                                             Soft Drinks
            10,000   (10,000)        0       Coca-Cola Co.
            21,700   (21,700)        0       PepsiCo, Inc.



                                             Total Food, Beverage & Tobacco


                                             Household & Personal Products
                                             Personal Products
            9,300     (9,300)        0       Estee Lauder Co. *


                                             Total Household & Personal Products -


                                             Health Care Equipment & Services
                                             Health Care Distributors
            6,400     (6,400)        0       Cardinal Health, Inc.


                                             Health Care Equipment
            11,100   (11,100)        0       Biomet, Inc.


                                             Total Health Care Equipment & Services


                                             Pharmaceuticals & Biotechnology
                                             Biotechnology
            11,616   (11,616)        0       Amgen, Inc. *


                                             Pharmaceuticals & Biotechnology
            4,000     (4,000)        0       Eli Lilly & Co.
            20,788   (20,788)        0       Pfizer, Inc.
            10,069   (10,069)        0       Teva Pharmaceutical Industries, Ltd.
            16,900   (16,900)        0       Wyeth





                                             Total Pharmaceuticals & Biotechnology


                                             Diversified Financials
                                             Asset Management & Custody Banks
            15,900   (15,900)        0       The Bank of New York Co., Inc.


                                             Consumer Finance
            13,100   (13,100)        0       American Express Co.


                                             Investment Banking & Brokerage
            2,900     (2,900)        0       Merrill Lynch & Co., Inc.


                                             Other Diversified Finance Services
            11,900   (11,900)        0       Bank of America Corp.


                                             Total Diversified Financials


                                             Insurance
                                             Property & Casualty Insurance
             465       (465)         0       Berkshire Hathaway, Inc. (Class B) *
            14,800   (14,800)        0       Progressive Corp.





                                             Total Insurance


                                             Software & Services
                                             Data Processing & Outsourced Services
            28,600   (28,600)        0       First Data Corp.


                                             Systems Software
            52,000   (52,000)        0       Microsoft Corp.


                                             Total Software & Services


                                             Technology Hardware & Equipment
                                             Communications Equipment
            21,900   (21,900)        0       Cisco Systems, Inc. *
            9,500     (9,500)        0       Corning, Inc. *
            10,900   (10,900)        0       Qualcomm, Inc.





                                             Computer Hardware
            16,922   (16,922)        0       Hewlett-Packard Co.


                                             Total Technology Hardware & Equipment


                                             Semiconductors
                                             Semiconductors
            7,800     (7,800)        0       Intel Corp.


                                             Total Semiconductors


                                             Telecommunication Services
                                             Wireless Telecommunication Services
            7,800     (7,800)        0       Vodafone Group Plc (A.D.R.)


                                             Total Telecommunication Services


                                             TOTAL COMMON STOCKS


                                             ASSET BACK SECURITIES
                                             Diversified Financials
                                             Other Diversified Finance Services
            72,624   (72,624)        0       PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)
            81,192   (81,192)        0       Power Receivables Finance, 6.29%, 1/1/12 (144A)





                                             Total Diversified Financials


                                             Utilities
                                             Electric Utilities
            82,600   (82,600)        0       FPL Energy America Wind LLC, 6.639%, 6/20/23 (144A)
            59,400   (59,400)        0       FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)





                                             Total Utilities


                                             TOTAL ASSET BACKED SECURITIES


                                             COLLATERALIZED MORTGAGE OBLIGATIONS
                                             Diversified Financials
                                             Other Diversified Finance Services
            25,000   (25,000)        0       Global Signal, 7.036%, 2/15/36 (144A)
            50,000   (50,000)        0       Tower 2004-2A F, 6.376%, 12/15/14





                                             Total Diversified Financials


                                             Government
                                             Government
           250,000   (250,000)       0       Fannie Mae Benchmark Remic, 6.0%, 6/25/16
            98,503   (98,503)        0       Federal Home Loan Mortgage Corp., 5.875%, 5/15/16


                                             Total Government


                                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS


                                             CORPORATE BONDS
                                             Energy
                                             Integrated Oil & Gas
            40,000   (40,000)        0       Occidental Petroleum, 6.75%, 1/15/12


                                             Oil & Gas Equipment And Services
           500,000   (500,000)       0       Sevan Marine, 9.0%, 3/31/08


                                             Oil & Gas Exploration & Production
           100,000   (100,000)       0       Gazprom International SA., 7.201%, 2/1/20 (144A)


                                             Oil & Gas Refining & Marketing
            25,000   (25,000)        0       Boardwalk Pipelines LLC, 5.5%, 2/1/17
            50,000   (50,000)        0       Semco Energy, Inc., 7.125%, 5/15/08





                                             Total Energy


                                             Materials
                                             Aluminum
            50,000   (50,000)        0       Novelis, Inc., 7.25%, 2/15/15


                                             Commodity Chemicals
           100,000   (100,000)       0       Nova Chemicals, Ltd., 6.5%, 1/15/12


                                             Diversified Metals & Mining
           125,000   (125,000)       0       Inco, Ltd., 7.2%, 9/15/32


                                             Metal & Glass Containers
            40,000   (40,000)        0       Tenneco Packaging, 8.125%, 6/15/17


                                             Paper Products
            50,000   (50,000)        0       Abitibi-Consolidated, Inc., 6.95%, 4/1/08
           100,000   (100,000)       0       MDP Acquistions, 9.625%, 10/1/12





                                             Total Materials


                                             Capital Goods
                                             Electrical Component & Equipment
            25,000   (25,000)        0       Orcal Geothermal, 6.21%, 12/30/20 (144A)


                                             Industrial Conglomerates
            55,000   (55,000)        0       General Electric Capital Corp., 6.125%, 2/22/11
            30,000   (30,000)        0       General Electric Capital Corp., 6.75%, 3/15/32





                                             Trading Companies & Distributors
           100,000   (100,000)       0       Glencore Funding LLC, 6.0%, 4/15/14 (144A)


                                             Total Capital Goods


                                             Automobiles & Components
                                             Automobile Manufacturers
           200,000   (200,000)       0       General Motors, 7.2%, 1/15/11


                                             Total Automobiles & Components


                                             Consumer Durables & Apparel
                                             Home Furnishings
            30,000   (30,000)        0       Mohawk Industries, Inc., 6.125%, 1/15/16


                                             Total Consumer Durables & Apparel


                                             Consumer Services
                                             Hotels, Resorts & Cruise Lines
            50,000   (50,000)        0       Royal Caribbean Cruises, 7.25%, 6/15/16


                                             Total Consumer Services


                                             Media
                                             Broadcasting & Cable Television
           250,000   (250,000)       0       Comcast Cable Corp., 7.125%,  6/15/13
           100,000   (100,000)       0       Cox Communications, 7.125%, 10/1/12





                                             Publishing
           170,000   (170,000)       0       News America, Inc., 7.3%, 4/30/28


                                             Total Media


                                             Retailing
                                             Specialty Stores
            50,000   (50,000)        0       Tanger Factory Outlet Centers, Inc., 6.15%, 11/15/15


                                             Total Retailing


                                             Health Care Equipment & Services
                                             Health Care Facilities
           200,000   (200,000)       0       HCA, Inc., 6.3%, 10/1/12


                                             Total Health Care Equipment & Services


                                             Banks
                                             Diversified Banks
            50,000   (50,000)        0       KFW-Kredit Wiederaufbau, 2.75%, 5/8/07
            75,000   (75,000)        0       National Westminster, 7.375%, 10/1/09


                                             Total Banks


                                             Diversified Financials
                                             Consumer Finance
           100,000   (100,000)       0       SLM Corp., Floating Rate Note, 7/25/14


                                             Investment Banking & Brokerage
            75,000   (75,000)        0       E*Trade Financial Corp., 8.0%, 6/15/11


                                             Diversified Financial Services
           100,000   (100,000)       0       Brascan Corp., 5.75%, 3/1/10


                                             Total Diversified Financials


                                             Insurance
                                             Life & Health Insurance
           100,000   (100,000)       0       Provident Co., Inc., 7.0%, 7/15/18


                                             Multi-Line Insurance
            50,000   (50,000)        0       Loew Corp., 5.25%, 3/15/16


                                             Property & Casualty Insurance
            85,000   (85,000)        0       Kingsway America, Inc., 7.5%, 2/1/14
           150,000   (150,000)       0       Ohio Casualty Corp., 7.3%, 6/15/14





                                             Reinsurance
           100,000   (100,000)       0       Odyssey Re Holdings, 7.65%, 11/1/13
            50,000   (50,000)        0       Platinum Underwriters HD, 7.50%, 6/1/17





                                             Total Insurance


                                             Real Estate
                                             Real Estate Investment Trusts
           100,000   (100,000)       0       Colonial Reality LP, 6.15%, 4/15/13
           100,000   (100,000)       0       Health Care Real Estate Investment Trust, Inc., 6.2%, 6/1/16
           107,000   (107,000)       0       Host Marriott LP, 6.375%, 3/15/15
            75,000   (75,000)        0       Trustreet Properties Inc., 7.5%, 4/1/15
            50,000   (50,000)        0       Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)





                                             Total Real Estate


                                             Technology Hardware & Equipment
                                             Computer Hardware
           250,000   (250,000)       0       NCR Corp., 7.125%, 6/15/09


                                             Total Technology Hardware & Equipment


                                             Semiconductors
                                             Semiconductors
            85,000   (85,000)        0       Chartered Semiconductor, 6.375%, 8/3/15


                                             Total Semiconductors


                                             Telecommunication Services
                                             Integrated Telecom Services
           140,000   (140,000)       0       Telecom Italia Capital, 4.875%, 10/1/10
           100,000   (100,000)       0       Telecom Italia Capital, 5.25%, 11/15/13





                                             Wireless Telecommunication Services
            30,000   (30,000)        0       Embarq Corp., 7.082%, 6/1/16


                                             Total Telecommunication Services


                                             Utilities
                                             Electric Utilities
            50,000   (50,000)        0       Entergy Gulf States, 5.7%, 6/1/15


                                                   Total Utilities


                                                   TOTAL CORPORATE BONDS



                                                   U.S GOVERNMENT AND AGENCY OBLIGATIONS
                                                        Government
            92,562   (92,562)        0       Federal Home Loan Bank, 5.27%, 12/28/12
           144,812   (144,812)       0       Federal Home Loan Mortgage Corp., 4.5%, 12/1/20
           201,589   (201,589)       0       Federal Home Loan Mortgage Corp., 5.0%, 5/1/34
           317,123   (317,123)       0       Federal Home Loan Mortgage Corp., 5.5%, 1/1/34
            96,475   (96,475)        0       Federal Home Loan Mortgage Corp., 5.5%, 10/1/16
           159,426   (159,426)       0       Federal Home Loan Mortgage Corp., 5.5%, 12/1/35
           129,125   (129,125)       0       Federal Home Loan Mortgage Corp., 5.5%, 9/01/17
            71,766   (71,766)        0       Federal Home Loan Mortgage Corp., 6.0% , 1/1/32
           849,489   (849,489)       0       Federal Home Loan Mortgage Corp., 6.0%, 1/1/33
           216,070   (216,070)       0       Federal Home Loan Mortgage Corp., 6.0%, 11/1/33
            31,360   (31,360)        0       Federal Home Loan Mortgage Corp., 6.0%, 6/1/34
             6,962    (6,962)        0       Federal Home Loan Mortgage Corp., 6.5%, 11/1/33
            16,478   (16,478)        0       Federal Home Loan Mortgage Corp., 6.5%, 5/1/09
           117,407   (117,407)       0       Federal National Mortgage Association, 5.0%, 6/1/34
           237,021   (237,021)       0       Federal National Mortgage Association, 5.5%, 10/1/34
           172,091   (172,091)       0       Federal National Mortgage Association, 5.5%, 11/1/33
            86,756   (86,756)        0       Federal National Mortgage Association, 5.5%, 12/1/34
           146,258   (146,258)       0       Federal National Mortgage Association, 5.5%, 2/1/17
            65,758   (65,758)        0       Federal National Mortgage Association, 5.5%, 3/1/34
           171,466   (171,466)       0       Federal National Mortgage Association, 5.5%, 4/1/34
           201,282   (201,282)       0       Federal National Mortgage Association, 5.5%, 9/1/34
            90,212   (90,212)        0       Federal National Mortgage Association, 6.0%, 12/1/33
           350,000   (350,000)       0       Federal National Mortgage Association, 6.0%, 7/1/36
           110,000   (110,000)       0       Federal National Mortgage Association, 6.125%, 3/15/12
            28,439   (28,439)        0       Federal National Mortgage Association, 6.5%, 10/1/32
            13,285   (13,285)        0       Federal National Mortgage Association, 6.5%, 10/1/32
            42,462   (42,462)        0       Federal National Mortgage Association, 6.5%, 4/1/29
            84,705   (84,705)        0       Federal National Mortgage Association, 6.5%, 7/1/32
            55,336   (55,336)        0       Federal National Mortgage Association, 6.5%, 7/1/32
            12,587   (12,587)        0       Federal National Mortgage Association, 6.5%, 8/1/13
            10,913   (10,913)        0       Federal National Mortgage Association, 6.5%, 8/1/14
            44,967   (44,967)        0       Federal National Mortgage Association, 6.5%, 9/1/32
            42,967   (42,967)        0       Federal National Mortgage Association, 6.50%, 12/1/21
            10,000   (10,000)        0       Federal National Mortgage Association, 7.125%, 6/15/10
            17,635   (17,635)        0       Federal National Mortgage Association, 9.0%, 4/1/33
           250,000   (250,000)       0       Freddie Mac, 4.9%, 11/3/08
           150,000   (150,000)       0       Freddie Mac 5.75% 01/15/12
           129,026   (129,026)       0       Government National Mortgage Association II, 5.5%, 2/20/34
            44,611   (44,611)        0       Government National Mortgage Association II, 6.0%, 10/20/33
            41,094   (41,094)        0       Government National Mortgage Association, 4.5%, 1/15/35
            88,365   (88,365)        0       Government National Mortgage Association, 4.5%, 4/15/35
           290,389   (290,389)       0       Government National Mortgage Association, 5.0%, 10/15/34
            85,022   (85,022)        0       Government National Mortgage Association, 5.0%, 4/15/34
            39,914   (39,914)        0       Government National Mortgage Association, 5.5%, 4/15/2033
           120,563   (120,563)       0       Government National Mortgage Association, 5.5%, 7/15/33
           189,470   (189,470)       0       Government National Mortgage Association, 5.5%, 8/15/19
           135,536   (135,536)       0       Government National Mortgage Association, 5.5%, 8/15/33
            35,108   (35,108)        0       Government National Mortgage Association, 5.5%, 9/15/33
           152,395   (152,395)       0       Government National Mortgage Association, 5.50%, 06/15/33
           223,293   (223,293)       0       Government National Mortgage Association, 6.0%, 8/15/32
           112,619   (112,619)       0       Government National Mortgage Association, 6.0%, 8/15/34
            54,618   (54,618)        0       Government National Mortgage Association, 6.0%, 9/15/32
           249,666   (249,666)       0       Government National Mortgage Association, 6.0%, 9/15/33
            33,889   (33,889)        0       Government National Mortgage Association, 6.5%, 10/15/28
            48,876   (48,876)        0       Government National Mortgage Association, 6.5%, 5/15/33
            13,434   (13,434)        0       Government National Mortgage Association, 7.5%, 9/20/29
            50,000   (50,000)        0       U.S. Treasury Bonds, 4.0%, 2/15/14
           325,000   (325,000)       0       U.S. Treasury Bonds, 5.25%, 11/15/28
           100,000   (100,000)       0       U.S. Treasury Bonds, 6.25%, 8/15/23
            28,936   (28,936)        0       U.S. Treasury Inflation Protected Security, 3.5%, 1/15/11
           470,000   (470,000)       0       U.S. Treasury Notes, 4.0%, 11/15/12
           175,000   (175,000)       0       U.S. Treasury Notes, 4.125%, 5/15/15
           500,000   (500,000)       0       U.S. Treasury Notes, 4.25%, 11/15/14
           100,000   (100,000)       0       U.S. Treasury Notes, 4.25%, 8/15/15
           300,000   (300,000)       0       U.S. Treasury Notes, 4.75%, 11/15/08
           130,000   (130,000)       0       U.S. Treasury Notes, 5.375%, 2/15/31
             5,000    (5,000)        0       U.S. Treasury Notes, 5.5%, 8/15/28
           250,000   (250,000)       0       U.S. Treasury Notes, 5.625%, 5/15/08
           200,000   (200,000)       0       U.S. Treasury Notes, 4.75%, 5/15/14
                                             Total Government
                                             TOTAL U.S GOVERNMENT AND AGENCY OBLIGATIONS
                                             TOTAL MUTUAL FUNDS
                                             TEMPORARY CASH INVESTMENTS
         Shares                    Shares    Security Lending Collateral
-------------------------------------------------------------
         1,028,510 (1,028,510)       0       Securities Lending Investment Fund, 5.16%
                                             TOTAL TEMPORARY CASH INVESTMENTS
                                             TOTAL INVESTMENT IN SECURITIES
                                             OTHER ASSETS AND LIABILITIES
                                             TOTAL NET ASSETS
                                             TOTAL INVESTMENT AT COST


                                     *       Non-income producing security
                                    (a)      The Pioneer Balanced VCT Portfolio is assumed to be liquidated for cash, which is used to purchase shares of Pioneer Ibbotson.
                                    (b)      Reflects costs of the reorganization.
                                             The accompanying notes are an integral part of these financial statements



            Pioneer Ibbotson           Pioneer                                    Pioneer Ibbotson
             Moderate Allocation      Balanced                                   Moderate Allocation
              VCT Portfolio         VCT Portfolio                                  VCT Portfolio
 % of                                                                             Pro Forma Combined
Pro Forma       Market            Market                 ProForma                    Market
Combined        Value             Value                 Adjustment                   Value
97.4%
      $      3,467,026                   $           3,680,745     $                7,147,771
             1,150,686                               1,221,618                      2,372,304
               780,183                                 828,276                      1,608,459
             2,682,885                               2,848,267                      5,531,152
             1,155,866                               1,227,117                      2,382,983
               772,011                                 819,600                      1,591,611
             2,319,375                               2,462,349                      4,781,724
             4,263,868                               4,526,707                      8,790,575
             1,150,627                               1,221,556                      2,372,183
               383,462                                 407,100                        790,562
             4,958,099                               5,263,732                     10,221,831
             1,161,707                               1,233,318                      2,395,025
             3,821,751                               4,057,336                      7,879,087
             6,144,811                               6,523,597                     12,668,408
             1,153,361                               1,224,458                      2,377,819
             1,148,863                               1,219,683                      2,368,546
     -----------------------------------------------------------------------------------------
      $     36,514,581                   $          38,765,459     $               75,280,040
     -----------------------------------------------------------------------------------------
0.0%

0.0%
      $                         411,045  $            (411,045)    $                        -
     -----------------------------------------------------------------------------------------
0.0%
                                566,046               (566,046)                             -
     -----------------------------------------------------------------------------------------
0.0%
      $                         797,705  $            (797,705)    $                        -
     -----------------------------------------------------------------------------------------
0.0%
      $                         142,128  $            (142,128)    $                        -
     -----------------------------------------------------------------------------------------
      $                       1,916,924  $          (1,916,924)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                         529,300  $            (529,300)    $                        -
     -----------------------------------------------------------------------------------------
0.0%
      $                         939,600  $            (939,600)    $                        -
     -----------------------------------------------------------------------------------------
      $                       1,468,900  $          (1,468,900)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                       1,024,960  $          (1,024,960)    $                        -
     -----------------------------------------------------------------------------------------
0.0%
      $                         686,545  $            (686,545)    $                        -
     -----------------------------------------------------------------------------------------
      $                       1,711,505  $          (1,711,505)    $                        -
     -----------------------------------------------------------------------------------------

0.0%
      $                         143,136  $            (143,136)    $                        0
     -----------------------------------------------------------------------------------------
      $                         143,136  $            (143,136)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                         922,096  $            (922,096)    $                        0
     -----------------------------------------------------------------------------------------
      $                         922,096  $            (922,096)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                         541,076  $            (541,076)    $                        -
     -----------------------------------------------------------------------------------------
      $                         541,076  $            (541,076)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                         822,778  $            (822,778)    $                        -
     -----------------------------------------------------------------------------------------
0.0%
      $                         525,379  $            (525,379)    $                        -
     -----------------------------------------------------------------------------------------
      $                       1,348,157  $          (1,348,157)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                         575,025  $            (575,025)    $                        -
     -----------------------------------------------------------------------------------------
      $                         575,025  $            (575,025)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
                              1,292,470             (1,292,470)                             -
     -----------------------------------------------------------------------------------------
0.0%
      $                          77,072  $             (77,072)    $                        -
     -----------------------------------------------------------------------------------------
      $                       1,369,542  $          (1,369,542)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                         232,509  $            (232,509)    $                        -
     -----------------------------------------------------------------------------------------
0.0%
      $                         606,690  $            (606,690)    $                        -
     -----------------------------------------------------------------------------------------
0.0%
      $                         430,200  $            (430,200)    $                        -
                              1,302,868             (1,302,868)                             -
                              1,733,068             (1,733,068)                             -
     -----------------------------------------------------------------------------------------
      $                       2,572,267  $          (2,572,267)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                         359,631  $            (359,631)    $                        -
     -----------------------------------------------------------------------------------------
      $                         359,631  $            (359,631)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                         411,712  $            (411,712)    $                        -
     -----------------------------------------------------------------------------------------
0.0%
      $                         347,319  $            (347,319)    $                        -
     -----------------------------------------------------------------------------------------
      $                         759,031  $            (759,031)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                         757,712  $            (757,712)    $                        -
     -----------------------------------------------------------------------------------------
0.0%
      $                         221,080  $            (221,080)    $                        -
                                487,894               (487,894)                             -
                                318,080               (318,080)                             -
                                750,529               (750,529)                             -
     -----------------------------------------------------------------------------------------
      $                       1,777,583  $          (1,777,583)    $                        0
     -----------------------------------------------------------------------------------------
      $                       2,535,295  $          (2,535,295)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                         511,980  $            (511,980)    $                        -
     -----------------------------------------------------------------------------------------
0.0%
      $                         697,182  $            (697,182)    $                        -
     -----------------------------------------------------------------------------------------
0.0%
      $                         201,724  $            (201,724)    $                        -
     -----------------------------------------------------------------------------------------
0.0%
      $                         572,390  $            (572,390)    $                        -
     -----------------------------------------------------------------------------------------
      $                       1,983,276  $          (1,983,276)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                       1,414,995  $          (1,414,995)    $                        -
                                380,508               (380,508)                             -
     -----------------------------------------------------------------------------------------
      $                       1,795,503  $          (1,795,503)    $                        0
     -----------------------------------------------------------------------------------------
      $                       1,795,503  $          (1,795,503)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                       1,288,144  $          (1,288,144)    $                        -
     -----------------------------------------------------------------------------------------
0.0%
      $                       1,211,600  $          (1,211,600)    $                        -
     -----------------------------------------------------------------------------------------
      $                       2,499,744  $          (2,499,744)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                         427,707  $            (427,707)    $                        -
                                229,805               (229,805)                             -
                                436,763               (436,763)                             -
     -----------------------------------------------------------------------------------------
      $                       1,094,275  $          (1,094,275)    $                        0
     -----------------------------------------------------------------------------------------
0.0%
      $                         536,089  $            (536,089)    $                        -
     -----------------------------------------------------------------------------------------
      $                       1,630,364  $          (1,630,364)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                         147,810  $            (147,810)    $                        0
     -----------------------------------------------------------------------------------------
      $                         147,810  $            (147,810)    $                        0
     -----------------------------------------------------------------------------------------

0.0%
      $                         166,140  $            (166,140)    $                        0
     -----------------------------------------------------------------------------------------
      $                         166,140  $            (166,140)    $                        0
     -----------------------------------------------------------------------------------------
      $                      24,445,422  $         (24,445,422)    $                        0
     -----------------------------------------------------------------------------------------

      $                          72,612  $             (72,612)    $                        0
                                 80,881                (80,881)                             0
     -----------------------------------------------------------------------------------------
      $                         153,493  $            (153,493)    $                        0
     -----------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------
      $                         153,493  $            (153,493)    $                        0
     -----------------------------------------------------------------------------------------

      $                          84,431  $             (84,431)    $                        0
                                 59,326                (59,326)                             0
     -----------------------------------------------------------------------------------------
      $                         143,757  $            (143,757)    $                        0
     -----------------------------------------------------------------------------------------
      $                         143,757  $            (143,757)    $                        0
     -----------------------------------------------------------------------------------------
      $                         297,250  $            (297,250)    $                        0
     -----------------------------------------------------------------------------------------

      $                          24,966  $             (24,966)    $                        0
                                 49,111                (49,111)                             0
     -----------------------------------------------------------------------------------------
      $                          74,077  $             (74,077)    $                        0
     -----------------------------------------------------------------------------------------
      $                          74,077  $             (74,077)    $                        0
     -----------------------------------------------------------------------------------------

      $                         249,141  $            (249,141)    $                        0
                                 98,172                (98,172)                             0
     -----------------------------------------------------------------------------------------
      $                         347,313  $            (347,313)    $                        0
     -----------------------------------------------------------------------------------------
      $                         421,390  $            (421,390)    $                        0
     -----------------------------------------------------------------------------------------

      $                          42,087  $             (42,087)    $                        0
     -----------------------------------------------------------------------------------------

      $                          82,888  $             (82,888)    $                        0
     -----------------------------------------------------------------------------------------

      $                         101,375  $            (101,375)    $                        0
     -----------------------------------------------------------------------------------------

      $                          23,583  $             (23,583)    $                        0
                                 49,643                (49,643)                             0
     -----------------------------------------------------------------------------------------
      $                          73,226  $             (73,226)    $                        0
     -----------------------------------------------------------------------------------------
      $                         299,576  $            (299,576)    $                        0
     -----------------------------------------------------------------------------------------

      $                          48,000  $             (48,000)    $                        0
     -----------------------------------------------------------------------------------------

      $                          92,000  $             (92,000)    $                        0
     -----------------------------------------------------------------------------------------

      $                         127,964  $            (127,964)    $                        0
     -----------------------------------------------------------------------------------------

      $                          44,151  $             (44,151)    $                        0
     -----------------------------------------------------------------------------------------

      $                          48,438  $             (48,438)    $                        0
                                103,000               (103,000)                             0
     -----------------------------------------------------------------------------------------
      $                         151,438  $            (151,438)    $                        0
     -----------------------------------------------------------------------------------------
      $                         463,553  $            (463,553)    $                        0
     -----------------------------------------------------------------------------------------

      $                          24,338  $             (24,338)    $                        0
     -----------------------------------------------------------------------------------------

      $                          56,034  $             (56,034)    $                        0
                                 32,023                (32,023)                             0
     -----------------------------------------------------------------------------------------
      $                          88,057  $             (88,057)    $                        0
     -----------------------------------------------------------------------------------------

      $                          91,329  $             (91,329)    $                        0
     -----------------------------------------------------------------------------------------
      $                         203,724  $            (203,724)    $                        0
     -----------------------------------------------------------------------------------------

      $                         177,000  $            (177,000)    $                        0
     -----------------------------------------------------------------------------------------
      $                         177,000  $            (177,000)    $                        0
     -----------------------------------------------------------------------------------------

      $                          28,921  $             (28,921)    $                        0
     -----------------------------------------------------------------------------------------
      $                          28,921  $             (28,921)    $                        0
     -----------------------------------------------------------------------------------------


      $                          49,513  $             (49,513)    $                        0
     -----------------------------------------------------------------------------------------
      $                          49,513  $             (49,513)    $                        0
     -----------------------------------------------------------------------------------------

      $                         261,883  $            (261,883)    $                        0
                                103,432               (103,432)                             0
     -----------------------------------------------------------------------------------------
      $                         365,315  $            (365,315)    $                        0
     -----------------------------------------------------------------------------------------

      $                         172,389  $            (172,389)    $                        0
     -----------------------------------------------------------------------------------------
      $                         537,704  $            (537,704)    $                        0
     -----------------------------------------------------------------------------------------

      $                          48,578  $             (48,578)    $                        0
     -----------------------------------------------------------------------------------------
      $                          48,578  $             (48,578)    $                        0
     -----------------------------------------------------------------------------------------

      $                         188,104  $            (188,104)    $                        0
     -----------------------------------------------------------------------------------------
      $                         188,104  $            (188,104)    $                        0
     -----------------------------------------------------------------------------------------

      $                          48,841  $             (48,841)    $                        0
                                 79,415                (79,415)                             0
     -----------------------------------------------------------------------------------------
      $                         128,256  $            (128,256)    $                        0
     -----------------------------------------------------------------------------------------


      $                          91,376  $             (91,376)    $                        0
     -----------------------------------------------------------------------------------------

      $                          76,500  $             (76,500)    $                        0
     -----------------------------------------------------------------------------------------

      $                          99,375  $             (99,375)    $                        0
     -----------------------------------------------------------------------------------------
      $                         267,251  $            (267,251)    $                        0
     -----------------------------------------------------------------------------------------


      $                          96,548  $             (96,548)    $                        0
     -----------------------------------------------------------------------------------------

      $                          46,264  $             (46,264)    $                        0
     -----------------------------------------------------------------------------------------

      $                          84,166  $             (84,166)    $                        0
                                151,712               (151,712)                             0
     -----------------------------------------------------------------------------------------
      $                         235,878  $            (235,878)    $                        0
     -----------------------------------------------------------------------------------------

      $                          96,081  $             (96,081)    $                        0
                                 49,050                (49,050)                             0
     -----------------------------------------------------------------------------------------
      $                         145,131  $            (145,131)    $                        0
     -----------------------------------------------------------------------------------------
      $                         523,821  $            (523,821)    $                        0
     -----------------------------------------------------------------------------------------

      $                          98,537  $             (98,537)    $                        0
                                 97,145                (97,145)                             0
                                100,580               (100,580)                             0
                                 73,875                (73,875)                             0
                                 50,000                (50,000)                             0
     -----------------------------------------------------------------------------------------
      $                         420,137  $            (420,137)    $                        0
     -----------------------------------------------------------------------------------------
      $                         420,137  $            (420,137)    $                        0
     -----------------------------------------------------------------------------------------

      $                         255,207  $            (255,207)    $                        0
     -----------------------------------------------------------------------------------------
      $                         255,207  $            (255,207)    $                        0
     -----------------------------------------------------------------------------------------


      $                          81,146  $             (81,146)    $                        0
     -----------------------------------------------------------------------------------------
      $                          81,146  $             (81,146)    $                        0
     -----------------------------------------------------------------------------------------


      $                         133,870  $            (133,870)    $                        0
                                 92,447                (92,447)                             0
     -----------------------------------------------------------------------------------------
      $                         226,317  $            (226,317)    $                        0
     -----------------------------------------------------------------------------------------

      $                          29,835  $             (29,835)    $                        0
     -----------------------------------------------------------------------------------------
      $                         256,152  $            (256,152)    $                        0
     -----------------------------------------------------------------------------------------


      $                          47,043  $             (47,043)    $                        0
     -----------------------------------------------------------------------------------------
                                47,043  $             (47,043)    $                        0
     -----------------------------------------------------------------------------------------
                             3,975,686  $          (3,975,686)    $                        0
     -----------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------
0.0%

      $                          91,266  $             (91,266)    $                        0
                                136,718               (136,718)                             0
                                188,869               (188,869)                             0
                                305,398               (305,398)                             0
                                 94,803                (94,803)                             0
                                153,227               (153,227)                             0
                                126,915               (126,915)                             0
                                 70,968                (70,968)                             0
                                839,534               (839,534)                             0
                                213,388               (213,388)                             0
                                 30,939                (30,939)                             0
                                  7,050                 (7,050)                             0
                                 16,571                (16,571)                             0
                                110,099               (110,099)                             0
                                228,263               (228,263)                             0
                                166,016               (166,016)                             0
                                 83,550                (83,550)                             0
                                143,813               (143,813)                             0
                                 63,329                (63,329)                             0
                                165,130               (165,130)                             0
                                193,845               (193,845)                             0
                                 89,067                (89,067)                             0
                                344,422               (344,422)                             0
                                113,330               (113,330)                             0
                                 28,691                (28,691)                             0
                                 13,402                (13,402)                             0
                                 43,110                (43,110)                             0
                                 85,453                (85,453)                             0
                                 55,840                (55,840)                             0
                                 12,760                (12,760)                             0
                                 11,065                (11,065)                             0
                                 45,572                (45,572)                             0
                                 43,485                (43,485)                             0
                                 10,581                (10,581)                             0
                                 18,626                (18,626)                             0
                                246,095               (246,095)                             0
                                151,765               (151,765)                             0
                                124,648               (124,648)                             0
                                 44,355                (44,355)                             0
                                 37,739                (37,739)                             0
                                 81,151                (81,151)                             0
                                274,887               (274,887)                             0
                                 80,562                (80,562)                             0
                                 38,737                (38,737)                             0
                                117,006               (117,006)                             0
                                187,270               (187,270)                             0
                                131,538               (131,538)                             0
                                 34,093                (34,093)                             0
                                147,899               (147,899)                             0
                                221,918               (221,918)                             0
                                111,839               (111,839)                             0
                                 54,261                (54,261)                             0
                                247,998               (247,998)                             0
                                 34,413                (34,413)                             0
                                 49,513                (49,513)                             0
                                 13,958                (13,958)                             0
                                 46,449                (46,449)                             0
                                323,476               (323,476)                             0
                                110,289               (110,289)                             0
                                 30,266                (30,266)                             0
                                441,763               (441,763)                             0
                                162,497               (162,497)                             0
                                470,235               (470,235)                             0
                                 93,566                (93,566)                             0
                                297,317               (297,317)                             0
                                132,245               (132,245)                             0
                                  5,137                 (5,137)                             0
                                251,973               (251,973)                             0
                                195,102               (195,102)                             0
                     ----------------------------------------------------------------------------------------------------
                      $                                  9,337,055  $          (9,337,055)    $                        0
                     ----------------------------------------------------------------------------------------------------
                      $                                  9,337,055  $          (9,337,055)    $                        0
                     ----------------------------------------------------------------------------------------------------
                      $            36,514,581                       $                         $               36,514,581
                     ----------------------------------------------------------------------------------------------------
                0.0%

                      $                                  1,028,510  $          (1,028,510)(a) $                        0
                     ----------------------------------------------------------------------------------------------------
                      $                                  1,028,510  $          (1,028,510)    $                        0
                     ----------------------------------------------------------------------------------------------------
               97.4%  $            36,514,581           39,505,313  $            (739,854)    $               75,280,040
                     ----------------------------------------------------------------------------------------------------
                2.6%  $             2,053,548             (739,854) $             711,771     $                2,025,465 (b)
                     ----------------------------------------------------------------------------------------------------
                ####  $            38,568,129           38,765,459  $                         $               77,305,505
                     ----------------------------------------------------------------------------------------------------
                      $            36,187,413           36,078,075  $           2,687,384     $               74,952,872
                     ----------------------------------------------------------------------------------------------------

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
6/30/06
(Unaudited)

1.   Description of the Portfolio

The Pioneer Ibbotson Moderate Allocation VCT Portfolio (Moderate Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-seven separate portfolios, thirteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
     Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
     Pioneer Europe VCT Portfolio (Europe Portfolio)
     Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
     Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
     Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
     Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
     Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
     Pioneer Balanced VCT Portfolio (Balanced Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
     Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
     Pioneer America Income VCT Portfolio (America Income Portfolio)
     Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
     Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer AmPac Growth VCT Portfolio (Papp AmPac Growth Portfolio) (Class II shares only)
     Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth Portfolio) (Class II shares only)
     Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
     Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio) (Class I shares only)
     Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
     Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II shares only)
     Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio) (Class II shares only)
     Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio) (Class II shares only)

     Pioneer Ibboston Aggressive Allocation VCT Portfolio (Aggressive Portfolio) (Class II share only)
     Pioneer Ibboston Moderate Allocation VCT Portfolio (Moderate Portfolio) (Class II shares only)
     Pioneer Ibboston Growth Allocation VCT Portfolio (Growth Portfolio) (Class II shares only)
     Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Each Portfolio, except for the Global High Yield Portfolio, is diversified.

Portfolio shares may be purchased only by insurance companies for the purpose of Portfolio variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of the Moderate Portfolio is to seek a balance between long-term capital growth and current income. The Moderate Portfolio is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds (underlying funds) rather than direct investments in securities. Consequently, an investment in the Moderate Portfolio entails more direct and indirect expenses than direct investment in underlying funds.

2.   Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of Balanced Portfolio by Moderate Portfolio, as if such acquisition had taken place as of July 1, 2005.

Under the terms of an Agreement and Plan of Reorganization between these two Portfolios, the combination of Balanced Portfolio and Moderate Portfolio will be treated as a taxable business transaction (the "Reorganization"). The Reorganization will be accomplished by selling all of the assets in the Balanced Portfolio for cash and purchasing shares of Moderate Portfolio at its net asset value. Moderate Portfolio will invest in the cash received in the same underlying funds. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Balanced Portfolio and Moderate Portfolio have been combined as of and for the most recent twelve months ended June 30, 2006. Following the Reorganization, the Moderate Portfolio will be the accounting survivor. Pioneer Investment Management, Inc. (the investment adviser) has agreed to pay 50% of the expenses associated with the Reorganization, and Balanced Portfolio and Moderate

Portfolio will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of Balanced Portfolio and Moderate Portfolio included in their semiannual and annual reports to shareowners dated June 30, 2006, and December 31, 2005, respectively. The schedules of investments and the statements of assets and liabilities have been shown to reflect the liquidation of Balanced Portfolio's assets for cash, the purchase of Moderate Portfolio's shares at their net asset values and the investment in underlying mutual funds by the Moderate Portfolio with those proceeds. The statements of operations reflect the realized gain from the sale of Balanced Portfolio's assets and other adjustments made to expenses for Pioneer affiliate contractual rates and for duplicate services that would not have been incurred if the Reorganization took place on July 1, 2005.

3.   Security Valuation

Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at net asset value. Dividend income is recorded on the ex-dividend date. Temporary cash investments are valued at amortized cost.

4.   Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Portfolio that would have been issued at June 30, 2006, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the cash proceeds from the liquidation of the Balanced Portfolio, as of June 30, 2006, divided by the net asset value per share of the Moderate Portfolio's shares as of June 30, 2006. The pro forma number of shares outstanding, by class, for the combined Portfolio consists of the following at June 30, 2006:

---------------------------------------------------------------------------------------------------------------
                                    Shares of
                                     Moderate              Additional Shares       Total Outstanding
                                    Portfolio                Assumed Issued               Shares
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
      Class of Shares            Pre-Combination            In Reorganization        Post-Combination
---------------------------------------------------------------------------------------------------------------
Class I                                        -                    2,380,798              2,380,798
---------------------------------------------------------------------------------------------------------------
Class II                               3,597,989                    1,235,383              4,833,372
---------------------------------------------------------------------------------------------------------------

5.   Federal Income Taxes

     Each Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Reorganization, it will continue to be the Moderate Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The identified cost of investments for these Portfolios is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Portfolio.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
Pro Forma Statement of Assets & Liabilities
December 31, 2005
(unaudited)


                                                                                Pioneer             Pioneer
                                                                             International          Europe
                                                                               Value VCT              VCT
                                                                               Portfolio           Portfolio
                                                                       ------------------------------------------------
ASSETS:
     Investment in securities, at value (cost $21,810,290
        and $15,777,172, respectively)                                 $        27,342,577  $       18,335,402
     Cash                                                                                -             360,949
     Receivables -
         Fund shares sold                                                            3,044               4,979
         Dividends, interest and foreign taxes withheld                             32,223              24,054
     Other                                                                             869                   -
                                                                       -------------------  ------------------
              Total assets                                             $        27,378,713  $       18,725,384
                                                                       -------------------  ------------------

LIABILITIES:
     Payables -
         Fund shares repurchased                                       $             7,885               1,370
         Upon return of securities loaned                                          372,684                   -
     Due to bank                                                                    17,439                   -
     Due to affiliates                                                               6,479               4,020
     Accrued expenses                                                               72,502              48,290
                                                                       -------------------  ------------------
              Total liabilities                                        $           476,989  $           53,680
                                                                       -------------------  ------------------

NET ASSETS:
     Paid-in capital                                                   $        31,131,519  $       20,701,846
     Undistributed net investment income                                           120,607             106,090
     Accumulated net realized loss                                              (9,882,195)         (4,694,306)
     Net unrealized gain (loss) on:
         Investments                                                             5,532,287           2,558,230
         Forward foreign currency contracts and other assets
           and liabilities denominated                                                (494)               (156)
              in foreign currencies                                    -------------------  ------------------
                                                                       $        26,901,724  $       18,671,704
              Total net assets                                         -------------------  ------------------


NET ASSET VALUE PER SHARE:

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)                            1,544,426             763,219
     Class I                                                           ================================================
                                                                                   420,103             889,288
     Class II                                                          ================================================


NET ASSETS BY CLASS:                                                   $        21,175,902    $      8,714,040
     Class I                                                           ================================================
                                                                       $         5,725,822    $      9,957,664
     Class II                                                          ================================================


NET ASSET VALUE PER SHARE:                                             $             13.71    $          11.42
     Class I                                                           ================================================
                                                                       $             13.63    $          11.20
     Class II                                                          ================================================


                                                                                                   Pioneer
                                                                                              International Value
                                                                                                VCT Portfolio
                                                                            Pro Forma             Pro Forma
                                                                           Adjustments            Combined
                                                                -------------------------------------------------

ASSETS:
     Investment in securities, at value (cost $21,810,290                                   $     45,677,979
        and $15,777,172, respectively)                                                               360,949
     Cash
     Receivables -                                                                                     8,023
         Fund shares sold                                                                             56,277
         Dividends, interest and foreign taxes withheld                                                  869
     Other                                                                                  -----------------
              Total assets                                                                  $     46,104,097
                                                                                            -----------------

LIABILITIES:
     Payables -
         Fund shares repurchased                                                                       9,255
         Upon return of securities loaned                                                            372,684
     Due to bank                                                                                      17,439
     Due to affiliates                                                                                10,499
     Accrued expenses                                                      15,584 (b)                136,376
                                                                                            -----------------
              Total liabilities                                                                      546,253
                                                                                            -----------------

NET ASSETS:
     Paid-in capital                                                 $                      $     51,833,365
     Undistributed net investment income                                  (15,584)(b)                211,113
     Accumulated net realized loss                                                               (14,576,501)
     Net unrealized gain (loss) on:
         Investments                                                                               8,090,517
         Forward foreign currency contracts and other assets
           and liabilities denominated                                                                  (650)
              in foreign currencies                                                         -----------------
                                                                     $                      $     45,557,844
              Total net assets                                                              -----------------


NET ASSET VALUE PER SHARE:

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)                    (127,622)(a)              2,180,023
     Class I                                                                                =================
                                                                         (158,718)(a)              1,150,673
     Class II                                                                               =================


NET ASSETS BY CLASS:                                                 $    (10,221)(b)       $     29,879,721
     Class I                                                                                =================
                                                                     $     (5,363)(b)       $     15,678,123
     Class II                                                                               =================


NET ASSET VALUE PER SHARE:                                                                  $          13.71
     Class I                                                                                =================
     Class II                                                                               $          13.63
                                                                                            =================


(a) Class I and Class II shares of Pioneer Europe VCT Portfolio are exchanged for Class I and Class II shares of Pioneer Inernational Value VCT Portfolio, respectively.

(b)  Reflects costs of the reorganization.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
Pro Forma Statement of Operations
For the Year Ended December 31, 2005
(unaudited)

                                                                                                                         Pioneer
                                                                                                                      International
                                                                   Pioneer          Pioneer                              Value
                                                                International        Europe                           VCT Portfolio
                                                                  Value VCT           VCT             Pro Forma         Pro Forma
                                                                  Portfolio         Portfolio        Adjustments         Combined
                                                              ----------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                                   $     541,725    $      436,678                      $      978,403
    Interest                                                           12,408             6,748                              19,156
    Income on securities loaned, net                                   21,147                 -                              21,147
                                                                -------------    --------------                      --------------
        Total investment income                                 $     575,280    $      443,426                      $    1,018,706
                                                                -------------    --------------                      --------------

EXPENSES:
    Management fees                                             $     258,471    $      181,631   $          -       $      440,102
    Transfer agent fees and expenses                                    8,676             2,753         (2,620)(b)            8,809
    Distribution fees (Class II)                                       12,164            22,956             24 (b)           35,144
    Administrative reimbursements                                      18,512            18,512        (20,294)(b)           16,730
    Custodian fees                                                     29,895            37,053              -               66,948
    Professional fees                                                  49,782            42,316        (51,404)(a)           40,694
    Printing expense                                                   12,970            12,988         (7,872)(a)           18,086
    Fees and expenses of nonaffiliated trustees                         3,983             4,005         (1,206)(a)            6,782
    Miscellaneous                                                      16,902            20,492        (11,929)(a)(c)        25,465
                                                                -------------    --------------   ------------       --------------
        Total expenses                                          $     411,355    $      342,706   $    (95,301)      $      658,760
        Less management fees waived and expenses assumed
          by Pioneer Investment Management, Inc.                            -           (47,561)        47,561                -
                                                                -------------    --------------   ------------       --------------
        Net expenses                                            $     411,355    $      295,145   $    (47,740)      $      658,760
                                                                -------------    --------------   ------------       --------------
          Net investment income                                 $     163,925    $      148,281   $     47,740       $      359,946
                                                                -------------    --------------   ------------       --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
    Net realized gain (loss) from:
      Investments                                               $   4,225,791    $    3,151,091                      $    7,376,882
      Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                 (39,160)          (42,124)                            (81,284)
                                                                -------------    --------------                      --------------
                                                                $   4,186,631    $    3,108,967                      $    7,295,598
                                                                -------------    --------------                      --------------
    Change in net unrealized gain or loss from:
      Investments                                               $    (618,775)   $   (1,854,575)                     $   (2,473,350)
      Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                     841            (2,742)                             (1,901)
                                                                -------------    --------------                      --------------
                                                                $    (617,934)   $   (1,857,317)                     $   (2,475,251)
                                                                -------------    --------------                     --------------

      Net gain on investments and foreign currency transaction  $   3,568,697    $    1,251,650                      $    4,820,347
                                                                -------------    --------------   ------------       --------------
      Net increase in net assets resulting from operations      $   3,732,622    $    1,399,931   $     47,740       $    5,180,293
                                                                =============    ==============   ============       ==============


(a)  Reflects reduction in expenses due to elimination of duplicate services.

(b) Expense and expense limitations conformed to Pioneer International Value VCT Portfolio's contracts with affiliated parties.

(c)  Includes costs of the reorganization.

            See accompanying notes to pro forma financial statements.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
PRO FORMA
Schedule of Investments  (a)
December 31, 2005
(Unaudited)


                                                                                                                         Pioneer
                                                                                      Pioneer          Pioneer        International
                                                                                      Europe        International        Value
                      Pioneer                                                 % of   Value VCT        Value VCT           VCT
            Pioneer   Interna-                                                 Pro     VCT               VCT           Portfolio
 Pioneer   Interna-    tional                                                 Forma  Portfolio        Portfolio        Pro Forma
 Europe     tional    Pro Forma                                             Combined                                    Combined
Value VCT  Value VCT  Combined                                                Net     Market           Market            Market
 Shares      Shares    Shares                                                Assets    Value           Value             Value
 ------      ------    ------                                                ------    -----           -----             -----

                               PREFERRED STOCK                                1.4%
                               Automobiles & Components                       1.4%
                               Automobile Manufacturers                       1.4%
       658                658  Porsche AG                                            $   472,253    $              $     472,253
              2,400     2,400  RWE AG - Non-Voting                                                      154,366          154,366
                                                                                    ---------------------------------------------
                               TOTAL PREFERRED STOCK                                 $   472,253    $   154,366    $     626,619
                                                                                    ---------------------------------------------

                               COMMON STOCKS                                 98.1%
                               Energy                                        10.1%
                               Energy                                         9.2%
    84,652   28,910   113,562  BP Amoco Plc                                          $   906,190    $   309,478    $1,215,668.00
    20,168             20,168  Eni SpA                                                   562,124                      562,124.00
              2,100     2,100  Gazprom   (A.D.R.) *                                                     152,519          152,519
              3,300     3,300  Lukoil Holding (A.D.R.)                                                  195,690          195,690
              3,700     3,700  Petrobras Brasileiro (A.D.R.)                                            238,169          238,169
    21,728   15,400    37,128  Repsol SA                                                 637,257        451,664        1,088,921
              3,400     3,400  Statoil SA                                                                78,079           78,079
              2,630     2,630  Total SA                                                                 661,524          661,524
                                                                                    ---------------------------------------------
                                                                                     $ 2,105,571    $ 2,087,123    $   4,192,694
                                                                                    ---------------------------------------------
                               Oil & Gas Equipment & Services                 0.5%
              4,900     4,900  Saipem S.p.A.                                         $              $    80,361    $      80,361
              2,160     2,160  Technip                                                                  130,947          130,947
                                                                                    ---------------------------------------------
                                                                                     $              $   211,308    $     211,308
                                                                                    ---------------------------------------------
                               Oil & Gas Exploration & Production             0.4%
            284,000   284,000  CNOOC, Ltd.                                           $              $   192,812    $     192,812
                                                                                    ---------------------------------------------
                               Total Energy                                          $ 2,105,571    $ 2,491,243    $   4,596,814
                                                                                    ---------------------------------------------
                               Materials                                      9.6%
                               Construction Materials                         3.6%
    21,189    8,800    29,989  CRH Plc                                               $   622,955    $   258,607          881,562
              2,600     2,600  Holcim, Ltd.                                                             176,954          176,954
     6,584              6,584  Lafarge Br                                                591,985                         591,985
                                                                                    ---------------------------------------------
                                                                                     $ 1,214,940    $   435,561    $   1,650,501
                                                                                    ---------------------------------------------
                               Diversified Chemicals                          0.2%
              1,400     1,400  BASF India, Ltd.                                      $              $   107,187    $     107,187
                                                                                    ---------------------------------------------
                               Diversified Metals & Mining                    2.9%
             17,002    17,002  Broken Hill Proprietary Co., Ltd.                     $              $   284,341    $     284,341
              6,750     6,750  Freeport-McMoRan Copper & Gold, Inc.
                                (Class B)                                                               363,150          363,150
     9,195    5,490    14,685  Rio Tinto Plc                                             419,761        250,624          670,385
                                                                                    ---------------------------------------------
                                                                                     $   419,761    $   898,115    $   1,317,876
                                                                                    ---------------------------------------------
                               Fertilizers & Agricultural Chemicals           1.4%
                                                                                    ---------------------------------------------
     3,784    1,400     5,184  Syngenta AG *                                         $   470,580    $   174,105    $     644,685
                                                                                    ---------------------------------------------
                               Specialty Chemicals
              4,300     4,300  Shin-Etsu Chemical Co., Ltd.                          $              $   227,017    $     227,017
                                                                                    ---------------------------------------------
                               Steel                                          0.9%
              7,300     7,300  Companhia Vale do Rio Doce (A.D.R.)                   $              $   264,625    $     264,625
             13,200    13,200  Hitachi Metals, Ltd.                                                     143,482          143,482
                                                                                    ---------------------------------------------
                                                                                     $              $   408,107    $     408,107
                                                                                    ---------------------------------------------


                               Total Materials                                       $ 2,105,281    $ 2,250,092    $   4,355,373
                                                                                    ---------------------------------------------
                               Capital Goods                                 10.1%
                               Building Products                              2.6%
             23,000    23,000  Asahi Glass Co., Ltd.                                 $              $   294,160    $     294,160
    10,367    2,600    12,967  Compagnie de Saint Gobain                                 616,276        154,560          770,836
              3,200     3,200  Wienerberger AG                                                          127,349          127,349
                                                                                    ---------------------------------------------
                                                                                     $   616,276    $   576,069    $   1,192,345
                                                                                    ---------------------------------------------
                               Construction & Farm Machinery & Heavy Trucks   1.9%
             13,700    13,700  Daewoo Heavy Industries & Machinery, Ltd.             $              $   371,566    $     371,566
              3,900     3,900  Hyundai Heavy Industries                                                 296,725          296,725
             12,000    12,000  Komatsu, Ltd.                                                            200,750          200,750
                                                                                    ---------------------------------------------
                                                                                     $              $   869,041    $     869,041
                                                                                    ---------------------------------------------
                               Heavy Electrical Equipment                     0.8%
             50,000    50,000  Mitsubishi Electric Corp.                             $              $   357,293    $     357,293
                                                                                    ---------------------------------------------
                               Industrial Conglomerates                       2.3%
                  1         1  KOC Holding AS                                        $              $         4    $           4
     7,900    4,190    12,090  Siemens                                                   676,639        358,876        1,035,515
                                                                                    ---------------------------------------------
                                                                                     $   676,639    $   358,880    $   1,035,519
                                                                                    ---------------------------------------------
                               Industrial Machinery                           1.4%
              8,600     8,600  Atlas Copco AB                                        $              $   191,468    $     191,468
              2,600     2,600  Fanuc, Ltd.                                                              222,519          222,519
             16,000    16,000  Nabtesco Corp.                                                           208,060          208,060
                                                                                    ---------------------------------------------
                                                                                     $              $   622,047    $     622,047
                                                                                    ---------------------------------------------
                               Trading Companies & Distributors               1.2%
             20,800    20,800  Mitsui & Co., Ltd.                                    $              $   268,837    $     268,837
             21,000    21,000  Sumitomo Corp.                                                           270,103          270,103
                                                                                    ---------------------------------------------
                                                                                     $              $   538,940    $     538,940
                                                                                    ---------------------------------------------
                               Total Capital Goods                                   $ 1,292,915    $ 3,322,270    $   4,615,185
                                                                                    ---------------------------------------------

                               Transportation                                 3.4%
                               Air Freight & Couriers                         2.1%
    25,504             25,504  TNT NV                                                $   796,613    $                    796,613
              4,800     4,800  TNT Post Group  NV                                                       149,927          149,927
                                                                                    ---------------------------------------------
                                                                                     $   796,613    $   149,927    $     946,540
                                                                                    ---------------------------------------------
                               Airport Services                               0.5%
             22,100    22,100  BAA Plc                                               $              $   238,752    $     238,752
                                                                                    ---------------------------------------------
                               Railroads                                      0.8%
                 55        55  East Japan Railway Co.                                $              $   376,950    $     376,950
                                                                                    ---------------------------------------------
                               Total Transportation                                  $   796,613    $   765,629    $   1,562,242
                                                                                    ---------------------------------------------

                               Automobiles & Components                       5.8%
                               Auto Parts & Equipment                         0.6%
              7,900     7,900  Denso Corp.                                           $              $   274,760    $     274,760
                                                                                    ---------------------------------------------
                               Automobile Manufacturers                       2.3%
              2,700     2,700  Hyundai Motor Co., Ltd.                               $              $   258,811    $     258,811
     6,723              6,723  PSA Peugeot Citroen                                       386,670                         386,670
              8,000     8,000  Toyota Motor Co.                                                         418,246          418,246
                                                                                    ---------------------------------------------
                                                                                     $   386,670    $   677,057    $   1,063,727
                                                                                    ---------------------------------------------
                               Tires & Rubber                                 2.9%
     8,850    3,200    12,050  Compagnie Generale des Etablissements Michelin        $   496,738    $   179,612    $     676,350
     5,301    1,800     7,101  Continental AG                                            469,809        159,528          629,337
                                                                                    ---------------------------------------------
                                                                                     $   966,547    $   339,140    $   1,305,687
                                                                                    ---------------------------------------------
                               Total Automobiles & Components                        $ 1,353,217    $ 1,290,957    $   2,644,174
                                                                                    ---------------------------------------------
                               Consumer Durables & Apparel                    3.9%
                               Apparel, Accessories & Luxury Goods            1.4%
     2,680      650     3,330  Adidas-Salomon AG                                     $   506,979    $   122,961    $     629,940
              3,385     3,385  Burberry Group Plc                                                        24,787           24,787
                                                                                    ---------------------------------------------


                                                                                     $   506,979    $   147,748    $     654,727
                                                                                    ---------------------------------------------
                               Consumer Electronics                           1.2%
              8,200     8,200  Philips Electronics NV                                $              $   254,658    $     254,658
              6,900     6,900  Sony Corp.                                                               281,540          281,540
                                                                                    ---------------------------------------------
                                                                                     $              $   536,198    $     536,198
                                                                                    ---------------------------------------------
                               Footwear                                       0.2%
                300       300  Puma AG Rudolf Dassler Sport                          $              $    87,496    $      87,496
                                                                                    ---------------------------------------------
                               Homebuilding                                   1.1%
    18,968    4,200    23,168  Persimmon Plc                                         $   408,382    $    90,426          498,808
                                                                                    ---------------------------------------------
                               Total Consumer Durables & Apparel                     $   915,361    $   861,868    $   1,777,229
                                                                                    ---------------------------------------------
                               Consumer Services                              1.5%
                               Casinos & Gaming                               0.2%
              3,300     3,300  Opap SA *                                             $              $   113,554    $     113,554
                                                                                    ---------------------------------------------
                               Hotels, Resorts & Cruise Lines                 1.3%
     6,812    4,100    10,912  Carnival Corp.                                        $   364,238    $   219,227          583,465
                                                                                    ---------------------------------------------
                               Total Consumer Services                               $   364,238    $   332,781    $     697,019
                                                                                    ---------------------------------------------
                               Media                                          3.1%
                               Advertising                                    1.6%
    49,530   16,600    66,130  WPP Group PLC                                         $   534,710    $   179,208    $     713,918
                                                                                     ---------------------------------------------
                               Broadcasting & Cable Television                0.5%
              2,700     2,700  Grupo Televisa SA (A.D.R.)                            $              $   217,350     $    217,350
                                                                                     ---------------------------------------------
                               Publishing                                     0.7%
    16,053             16,053  Wolters Kluwer NV *                                   $   324,399    $               $    324,399
                                                                                     ---------------------------------------------
                               Movies & Entertainment                         0.3%
              4,500     4,500  Vivendi Universal                                     $              $   141,304     $    141,304
                                                                                     --------------------------------------------
                               Total Media                                           $   859,109    $   537,862     $  1,396,971
                                                                                     --------------------------------------------
                               Retailing                                      1.3%
                               Apparel Retail                                 0.4%
             42,300    42,300  Truworths International, Ltd.                         $              $   160,691     $    160,691
                                                                                     --------------------------------------------
                               Catalog Retail                                 0.4%
              9,546     9,546  GUS Plc                                               $              $   169,174     $    169,174
                                                                                     --------------------------------------------
                               Department Stores                              0.6%
             15,700    15,700  Takashimaya Co., Ltd.                                 $              $   252,567     $    252,567
                                                                                     --------------------------------------------



                               Total Retailing                                       $              $   582,432     $    582,432
                                                                                     --------------------------------------------
                               Food, Beverage & Tobacco                       1.2%
                               Packaged Foods & Meats                         1.2%
              1,200     1,200  Nestle SA (Registered Shares)                         $              $   358,118     $    358,118
             13,000    13,000  Toyo Suisan Kaisha, Ltd.                                                 209,437          209,437
                                                                                     --------------------------------------------
                                                                                     $              $   567,555     $    567,555
                                                                                     --------------------------------------------
                               Total Food, Beverage & Tobacco                        $              $   567,555     $    567,555
                                                                                     --------------------------------------------
                               Food & Drug Retailing                          3.2%
                               Drug Retail                                    0.7%
    28,832             28,832  Boots Co. Plc                                         $   300,838    $               $    300,838
                                                                                     --------------------------------------------
                               Food Retail                                    0.5%
             39,600    39,600  Tesco Plc                                             $              $   224,951     $    224,951
                                                                                     --------------------------------------------
                               Hypermarkets & Supercenters                    2.1%
             12,200    12,200  Aeon Co., Ltd.                                        $              $   311,771     $    311,771
              4,000     4,000  Brasil Distr Pao Acu (A.D.R.)                                            131,600          131,600
     7,774              7,774  Carrefour Supermarch *                                    364,098                         364,098
                300       300  Shinsegae Co., Ltd.                                                      131,104          131,104
                                                                                     --------------------------------------------
                                                                                     $   364,098    $   574,475     $    938,573
                                                                                     --------------------------------------------
                               Total Food & Drug Retailing                           $   664,936    $   799,426     $  1,464,362
                                                                                     --------------------------------------------
                               Health Care Equipment & Services               0.5%
                               Health Care Equipment                          0.5%
              1,900     1,900  Synthes, Inc.                                         $              $   213,215     $    213,215
                                                                                     --------------------------------------------
                               Total Health Care Equipment & Services                $              $   213,215     $    213,215
                                                                                     --------------------------------------------
                               Pharmaceuticals & Biotechnology                7.2%
                               Pharmaceuticals                                7.2%
              5,800     5,800  Astellas Pharma, Inc.                                 $              $   224,865     $    224,865
    10,691    7,032    17,723  Astrazeneca Plc                                           520,925        342,638          863,563
             12,700    12,700  Daiichi Sankyo Co., Ltd. *                                               244,731          244,731
              7,890     7,890  GlaxoSmithKline Plc                                                      198,661          198,661
              3,300     3,300  Novartis                                                                 173,197          173,197
     4,402    3,538     7,940  Roche Holdings AG                                         660,619        530,957        1,191,576
              1,400     1,400  Schering AG                                                               93,727           93,727
              5,500     5,500  Shire Pharmaceuticals Group Plc (A.D.R.)                                 213,345          213,345
              1,400     1,400  UCB S.A.                                                                  65,715           65,715
                                                                                     --------------------------------------------
                                                                                     $ 1,181,544    $ 2,087,836     $  3,269,380
                                                                                     --------------------------------------------
                               Total Pharmaceuticals & Biotechnology                 $ 1,181,544    $ 2,087,836     $  3,269,380
                                                                                     --------------------------------------------
                               Banks                                          17.1%
                               Diversified Banks                              17.1%
    17,413             17,413  Allied Irish Banks Plc                                $   372,627    $               $    372,627
             14,700    14,700  Banco Bilbao Vizcaya Argentaria, SA                                      262,198          262,198
              2,100     2,100  Banco Itau SA *                                                           50,442           50,442
    67,587   38,925   106,512  Barclays Plc                                              710,074        408,949        1,119,023
    10,136    4,700    14,836  BNP Paribas SA                                            819,802        380,137        1,199,939
              4,100     4,100  Commonwealth Bank of Australia                                           128,582          128,582
              4,745     4,745  Credit Agricole SA                                                       149,411          149,411
             27,800    27,800  Development Bank of Singapore, Ltd.                                      275,764          275,764
             18,200    18,200  HSBC Holding Plc                                                         291,960          291,960
              2,800     2,800  Kookmin Bank (A.D.R.) (b)                                                209,188          209,188
                 30        30  Mitsubishi UFJ Financial Group, Inc.                                     410,927          410,927
    31,220   12,720    43,940  Royal Bank of Scotland Group Plc                          942,651        384,065        1,326,716
     5,931    3,019     8,950  Societe Generale                                          729,206        371,181        1,100,387
                 42        42  Sumitomo Mitsui Financial Group, Inc.                                    449,609          449,609
             27,240    27,240  Turkiye Is Bankasi (Isbank)                                              235,782          235,782
              3,100     3,100  Uniao de Bancos Brasileiros S.A. (Unibanco)
                                 (G.D.R.)   (144A)                                                      197,067          197,067
                                                                                     --------------------------------------------
                                                                                     $ 3,574,360    $ 4,205,262     $  7,779,622
                                                                                     --------------------------------------------
                               Total Banks                                           $ 3,574,360    $ 4,205,262     $  7,779,622
                                                                                     --------------------------------------------



                               Diversified Financials                         7.8%
                               Asset Management & Custody Banks               0.2%
              1,300     1,300  Julius Baer Holding                                   $              $    92,034     $     92,034
                                                                                     --------------------------------------------
                               Diversified Capital Markets                    6.3%
    15,233    9,830    25,063  CS Group                                              $   776,072    $   500,808     $  1,276,880
     5,549    1,400     6,949  Deutsche Bank AG                                          537,725        135,667          673,392
     6,793    2,850     9,643  UBS AG                                                    646,399        271,196          917,595
                                                                                     --------------------------------------------
                                                                                     $ 1,960,196    $   907,671     $  2,867,867
                                                                                     --------------------------------------------
                               Investment Banking & Brokerage                 0.4%
             15,000    15,000  Daiwa Securities Group, Inc.                          $              $   171,916     $    171,916
                                                                                     --------------------------------------------
                               Diversified Financial Services - 1.5 %         0.9%
             11,900    11,900  ING Groep N.V.                                        $              $   412,517     $    412,517
                                                                                     --------------------------------------------
                               Total Diversified Financials                          $ 1,960,196    $ 1,584,138     $  3,544,334
                                                                                     --------------------------------------------
                               Insurance                                      2.8%
                               Life & Health Insurance                        0.4%
              4,900     4,900  China Life Insurance Co.  (A.D.R.) *  (b)             $              $   172,872     $    172,872
                                                                                     --------------------------------------------
                               Multi-Line Insurance                           1.9%
             18,100    18,100  Aviva Plc                                             $              $   218,548     $    218,548
             10,900    10,900  AXA                                                                      352,059          352,059
              1,380     1,380  Zurich Financial Services *                                              294,209          294,209
                                                                                     --------------------------------------------
                                                                                     $              $   864,816     $    864,816
                                                                                     --------------------------------------------
                               Property & Casualty Insurance                  0.5%
             19,500    19,500  Mitsui Sumitomo Insurance Co.                         $              $   241,125     $    241,125
                                                                                     --------------------------------------------
                               Total Insurance                                       $              $ 1,278,813     $  1,278,813
                                                                                     --------------------------------------------
                               Real Estate                                    0.8%
                               Real Estate Management & Development           0.8%
             16,900    16,900  Mitsui Fudosan Co.                                    $              $   345,038     $    345,038
                                                                                     --------------------------------------------
                               Total Real Estate                                     $              $   345,038     $    345,038
                                                                                     --------------------------------------------
                               Software & Services                            0.7%
                               IT Consulting & Other Services                 0.7%
              2,000     2,000  Nomura Research Institute, Ltd.                       $              $   244,613     $    244,613
              1,200     1,200  Atos Origin *                                                             78,987           78,987
                                                                                     --------------------------------------------
                               Total Software & Services                             $              $   323,600     $    323,600
                                                                                     --------------------------------------------
                               Technology Hardware & Equipment                2.0%
                               Communications Equipment                       0.7%
             91,400    91,400  Ericsson LM                                           $              $   313,985     $    313,985
                                                                                     --------------------------------------------
                               Computer Hardware                              0.6%
             48,000    48,000  Toshiba Corp.                                         $              $   288,960     $    288,960
                                                                                     --------------------------------------------
                               Office Electronics                             0.6%
                                                                                     --------------------------------------------
              5,000     5,000  Canon, Inc.                                           $              $   293,802     $    293,802
                                                                                     --------------------------------------------
                               Total Technology Hardware & Equipment                 $              $   896,747     $    896,747
                                                                                     --------------------------------------------
                               Semiconductors                                 0.5%
             19,500    19,500  Hon Hai Precision Industry (G.D.R.)                   $              $   222,323     $    222,323
                                                                                     --------------------------------------------
                               Total Semiconductors                                  $              $   222,323     $    222,323
                                                                                     --------------------------------------------
                               Telecommunication Services                     4.1%
                               Integrated Telecommunication Services          2.7%
    24,070   13,000    37,070  France Telecom SA                                     $   597,774    $   322,853     $    920,627
              6,923     6,923  Telefonica SA                                                            104,117          104,117
              5,000     5,000  Telekom Austria AG                                                       112,210          112,210
             10,500    10,500  Telekomunikacja Polska SA                                                 75,609           75,609
                                                                                     ---------------------------------
                                                                                     $   597,774    $   614,789     $  1,212,563
                                                                                     --------------------------------------------
                               Wireless Telecommunication Services            1.4%
                115       115  NTT Mobile Communications, Inc.                       $              $   175,974     $    175,974
              4,000     4,000  Mobile Telesystems (A.D.R.)                                              140,000          140,000
    42,393  112,411   154,804  Vodafone Group Plc                                        92,034         244,040          336,074
                                                                                     --------------------------------------------
                                                                                     $   92,034     $   560,014     $    652,048
                                                                                     --------------------------------------------
                               Total Telecommunication Services                      $   689,808    $ 1,174,803     $  1,864,611
                                                                                     --------------------------------------------


                               Utilities                                      1.5%
                               Electric Utilities                             0.8%
              3,333     3,333  E.On AG                                               $              $   344,756     $    344,756
                                                                                     --------------------------------------------
                               Gas Utilities                                  0.3%
             31,000    31,000  Tokyo Gas Co., Ltd.                                   $                  137,729          137,729
                                                                                     --------------------------------------------
                               Multi-Utilities                                0.4%
             20,446    20,446  National Grid Plc                                     $              $   199,152     $    199,152
                                                                                     --------------------------------------------
                               Total Utilities                                       $              $   681,637     $    681,637
                                                                                     --------------------------------------------
                               TOTAL COMMON STOCKS                                   $17,863,149    $26,815,527     $ 44,678,676
                                                                                     --------------------------------------------

                               TEMPORARY CASH INVESTMENTS                   100.3%
                               Security Lending Collateral                           $              $   372,684     $    372,684
                                                                                    -------------------------------------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               TOTAL INVESTMENT IN SECURITIES               100.3%   $18,335,402    $ 27,342,577    $ 45,677,979
                                                                                    -------------------------------------------
                               OTHER ASSETS AND LIABILITIES                  -0.3%   $  336,302     $  (440,853)        (120,135)(a)
                                                                                    -------------------------------------------
                               TOTAL NET ASSETS                             100.0%   $18,671,704    $ 26,901,724    $ 45,557,844
                                                                                    -------------------------------------------
                               TOTAL INVESTMENTS AT COST                             $15,777,172    $ 21,810,290    $ 37,587,462
                                                                                    ============================================

                               Non-income producing security
                         (a)   Reflects costs of the reorganization.
                               No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consummation of the merger no securities would need to be sold in order for Pioneer Oak Ridge Large Cap VCT Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

                               The accompanying notes are an integral part of these financial statements

Pioneer International Value VCT Portfolio

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/05
(Unaudited)

1.   Description of the Portfolio

Pioneer International Value VCT Portfolio (International Value Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-nine separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
    Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
    Pioneer Europe VCT Portfolio (Europe Portfolio)
    Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
    Pioneer Small Company VCT Portfolio (Small Company Portfolio)
    Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
    Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
    Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
    Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
    Pioneer Balanced VCT Portfolio (Balanced Portfolio)
    Pioneer High Yield VCT Portfolio (High Yield Portfolio)
    Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
    Pioneer America Income VCT Portfolio (America Income
        Portfolio)
    Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I
        shares only)
    Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)
    Pioneer AmPac Growth VCT Portfolio (AmPac Growth Portfolio) (Class II
        shares only)
    Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
        Portfolio) (Class II shares only)
    Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap Growth
        Portfolio) (Class II shares only)
    Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
        (Class I shares only)
    Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio)
        (Class I shares only)
    Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
    Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II
        shares only)
    Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
        (Class II shares only)
    Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
        (Class II shares only)
    Pioneer Ibboston Aggressive Allocation VCT Portfolio (Ibboston Aggressive
        Allocation Portfolio) (Class II share only)
    Pioneer Ibboston Moderate Allocation VCT Portfolio (Ibboston Moderate
        Allocation Portfolio) (Class II shares only)
    Pioneer Ibboston Growth Allocation VCT Portfolio (Ibboston Growth Allocation
        Portfolio) (Class II shares only)
    Pioneer Core Bond VCT
    Portfolio (Core Bond Portfolio) (Class II shares only)

Each Portfolio, except for Global High Yield Portfolio, is diversified.

Portfolio shares may be purchased only by insurance companies for the purpose of Portfolio variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of the International Value Portfolio is to seek long-term capital growth.

2.   Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of Europe Portfolio by International Value Portfolio, as if such acquisition had taken place as of January 1, 2005.

Under the terms of an Agreement and Plan of Reorganization between these two Portfolios, the combination of the Europe Portfolio and International Value Portfolio will be treated as a tax-free business combination (the "Reorganization") and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of Europe Portfolio in exchange for shares of the International Value Portfolio at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Europe Portfolio and International Value Portfolio have been combined as of and for the most recent fiscal year ended December 31, 2005. Following the Reorganization, the International Value Portfolio will be the accounting survivor. Pioneer Investment Management, Inc. (the adviser) has agreed to pay 50% of the expenses associated with the Reorganization, and Europe Portfolio and International Value

Portfolio will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Europe Portfolio and International Value Portfolio included in their respective annual reports to shareowners dated December 31, 2005. Adjustments have been made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the Reorganization took place on January 1, 2005.

3.   Security Valuation

Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange
(NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued on the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they are traded, are determined as of such times. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in the global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets.

All securities that trade in foreign markets whose closing prices are as of times prior to the close of the NYSE and that are held by International Value Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE. Temporary cash investments are valued at amortized cost.

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

4.   Capital Shares

The pro forma net asset value per share assumes the issuance of shares of International Value Portfolio that would have been issued at December 31, 2005, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Europe Portfolio, as of December 31, 2005, divided by the net asset value per share of International Value Portfolio's shares as of December 31, 2005. The pro forma number of shares outstanding, by class, for the combined Portfolio consists of the following at December 31, 2005:

-------------------------------------------------------------------------------------------------------------
                                    Shares of              Additional Shares       Total Outstanding Shares
                               International Value          Assumed Issued             Post-Combination
      Class of Shares               Portfolio              In Reorganization
                                 Pre-Combination
-------------------------------------------------------------------------------------------------------------
Class I                                 1,544,426                    635,597                      2,180,023
-------------------------------------------------------------------------------------------------------------
Class II                                  420,103                    730,570                      1,150,673
-------------------------------------------------------------------------------------------------------------

5.   Federal Income Taxes

     Each Portfolio has elected to be taxed as a "regulated Investment Company" under the Internal Revenue Code. After the Reorganization, it will continue to be the International Value Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The identified cost of investments for these Portfolios is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Portfolio.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
Pro Forma Statement of Assets & Liabilities
June 30, 2006
(unaudited)

                                                                                               Pioneer
                                                                                            International           Pioneer
                                                                 Pioneer       Pioneer        Value VCT       International Value
                                                              International     Europe        Portfolio          VCT Portfolio
                                                                Value VCT        VCT          Pro Forma            Pro Forma
                                                                Portfolio     Portfolio      Adjustments            Combined
                                                             ------------------------------------------------------------------
ASSETS:
     Investment in securities, at value (Cost $24,076,514
         and $16,098,593, respectively)                      $    28,345,420  $   19,799,795                 $    48,145,215
     Cash                                                            518,610         252,966                         771,576
     Foreign currencies, at value                                         40              36                              76
     Receivables -
         Investment securities sold                                        -         268,416                         268,416
         Fund shares sold                                             19,362         102,579                         121,941
         Dividends, interest and foreign taxes withheld               45,937          40,635                          86,572
         Forward foreign currency settlement contracts, net                -           1,884                           1,884
     Other                                                             3,660           1,947                           5,607
                                                               ------------------------------                  --------------
              Total assets                                   $    28,933,029  $   20,468,258                 $    49,401,287
                                                               ------------------------------                  --------------

LIABILITIES:
     Payables -
         Investment securities purchased                     $             -  $      335,790                 $       335,790
         Fund shares repurchased                                         944           2,991                           3,935
         Upon return of securities loaned                            743,621               -                         743,621
     Due to affiliates                                                 9,661           8,364                          18,025
     Accrued expenses                                                 55,257          46,268    15,584 (b)           117,109
                                                               ------------------------------                  --------------
              Total liabilities                              $       809,483  $      393,413                       1,218,480
                                                               ------------------------------                  --------------

NET ASSETS:
     Paid-in capital                                         $    30,364,401  $   19,926,514                 $    50,290,915
     Undistributed net investment income                             201,886         353,175   (15,584)(b)           539,477
     Accumulated net realized loss                                (6,711,987)     (3,907,755)                     10,619,742)
     Net unrealized gain  on:
         Investments                                               4,268,906       3,701,202                       7,970,108
         Forward foreign currency contracts and other
             assets and liabilities denominated
                in foreign currencies                                    340           1,709                           2,049
                                                               ------------------------------                  --------------
              Total net assets                               $    28,123,546  $   20,074,845                 $    48,182,807
                                                               ------------------------------                  --------------

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
     Class I                                                       1,414,874         703,576   (94,594)(a)         2,023,856
                                                               =============================                   ==============
     Class II                                                        496,375         887,007  (129,535)(a)         1,253,847
                                                               =============================                   ==============

NET ASSETS BY CLASS:
     Class I                                                 $    20,848,150   $   8,970,304    (9,641)(b)     $  29,808,813
                                                               =============================                   ==============
     Class II                                                $     7,275,396   $  11,104,541    (5,943)(b)     $  18,373,994
                                                               =============================                   ==============

NET ASSET VALUE PER SHARE:
     Class I                                                 $         14.73   $       12.75                   $       14.73
                                                               =============================                   ==============
     Class II                                                $         14.66   $       12.52                   $       14.66
                                                               =============================                   ==============

(a) Class I and Class II shares of Pioneer Europe VCT Portfolio are exchanged for Class I and Class II shares of Pioneer International Value VCT Portfolio, respectively.
(b)  Reflects costs of the reorganization.

   The accompanying notes are an intergral part of these financial statements.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
Pro Forma Statement of Operations
For the Year Ended June 30, 2006
(unaudited)

                                                                                                     Pioneer
                                                                                                   International       Pioneer
                                                                        Pioneer       Pioneer        Value VCT   International Value
                                                                    International    Europe          Portfolio      VCT Portfolio
                                                                      Value VCT        VCT           Pro Forma      Pro Forma
                                                                      Portfolio     Portfolio       Adjustments       Combined
                                                                  -----------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                     $    546,639 $     629,136                      $     1,175,775
     Interest                                                            12,627         7,083                               19,710
     Income on securities loaned, net                                    17,563             0                               17,563
                                                                     -----------  ------------                        -------------
              Total investment income                              $    576,829 $     636,219                      $     1,213,048
                                                                     -----------  ------------                        -------------

EXPENSES:
     Management fees                                               $    250,547 $     178,313  $    (33,435) (b)   $       395,425
     Transfer agent fees and expenses                                    12,199         6,185        (8,902) (b)             9,482
     Distribution fees (Class II)                                        14,869        25,797            28  (b)            40,694
     Administrative reimbursements                                       18,722        18,884       (19,924) (b)            17,682
     Custodian fees                                                      47,554        31,288                               78,842
     Professional fees                                                   44,277        58,594       (59,860) (a)            43,011
     Printing expense                                                     8,716        13,406        (3,006) (a)            19,116
     Fees and expenses of nonaffiliated trustees                          5,757         4,834        (3,422) (a)             7,169
     Miscellaneous                                                       14,260        16,967        (5,200) (a)(c)         26,027
                                                                     -----------  ------------   -----------          -------------
              Total expenses                                       $    416,901 $     354,268  $   (133,721)       $       637,448
              Less management fees waived and expenses assumed
                 by Pioneer Investment Management, Inc.                       -       (36,027)       36,027  (b)                 -
                                                                     -----------  ------------   -----------          -------------
              Net expenses                                         $    416,901 $     318,241  $    (97,694)       $       637,448
                                                                     -----------  ------------   -----------          -------------
                 Net investment income (loss)                      $    159,928 $     317,978  $     97,694        $       575,600
                                                                     -----------  ------------   -----------          -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS :
     Net realized gain (loss) from:
         Investments                                               $  5,760,495 $   2,628,860                      $     8,389,355
         Forward foreign currency contracts and other assets                  -             -                                    -
              and liabilities denominated in foreign currencies         (37,377)      (26,130)                             (63,507)
                                                                     -----------  ------------                        -------------
                                                                   $  5,723,118 $   2,602,730                      $     8,325,848
                                                                     -----------  ------------                        -------------
     Change in net unrealized gain or loss from:
         Investments                                               $    962,462 $   1,023,028                      $     1,985,490
         Forward foreign currency contracts and other assets                                0                                    -
              and liabilities denominated in foreign currencies           6,071         3,010                                9,081
                                                                     -----------  ------------                        -------------
                                                                   $    968,533 $   1,026,038                      $     1,994,571
                                                                     -----------  ------------                        -------------

         Net gain on investments and foreign currency transactions $  6,691,651 $   3,628,768                      $    10,320,419
                                                                     -----------  ------------   -----------          -------------
         Net increase in net assets resulting from operations      $  6,851,579 $   3,946,746  $     97,694        $    10,896,019
                                                                     -----------  ------------   -----------          -------------

(a)  Reflects reduction in expenses due to elimination of duplicate services.
(b) Expense limitations conformed to Pioneer International Value VCT Portfolio's contracts with affiliated parties.
(c)  Includes costs of the reorganization.


            See accompanying notes to pro forma financial statement.

   The accompanying notes are an intergral part of these financial statements.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
PRO FORMA
Schedule of Investments
June 30, 2006
(Unaudited)

                                                                                                                          Pioneer
                            Pioneer                                                        Pioneer         Pioneer     International
                         International                                                     Europe       International    Value Pro
 Pioneer      Pioneer      Value VCT                                        VCT           Value VCT     VCT Portfolio      Forma
 Europe    International   Pro Forma                                       % of         VCT Portfolio   VCT Portfolio    Combined
   VCT       Value VCT     Combined                                      Pro Forma         Market          Market         Market
Portfolio    Portfolio     Portfolio                                     Combined           Value           Value          Value
------------------------------------------------------------------------------------------------------------------------------------
                                PREFERRED STOCK                             1.73%
                                Automobiles & Components                    1.20%
                                Automobile Manufacturers                    1.20%
      601                   601 Porsche AG *                                            $       579,712 $               $    579,712
                                                                                       ---------------------------------------------
                                Total Automobiles & Components                          $       579,712 $               $    579,712
                                                                                       ---------------------------------------------
                                Utilities
                                Multi-Utilities                             0.52%
              3,360       3,360 RWE AG - Non-Voting                                     $               $      252,525  $    252,525
                                                                                       ---------------------------------------------
                                TOTAL PREFERRED STOCK                                   $       579,712 $      252,525  $    832,237
                                                                                       ---------------------------------------------
                                COMMON STOCKS                               96.7%
                                Energy                                      10.5%
                                Integrated Oil & Gas                        9.4%
   92,816                92,816 BP Amoco Plc                                            $     1,074,177 $               $  1,074,177
   20,168                20,168 Eni SpA *                                                       592,511                      592,511
              7,875       7,875 Gazprom - Reg S, (A.D.R.) *                                                    332,128       332,128
              3,930       3,930 Lukoil Holding (A.D.R.)                                                        328,352       328,352
              4,020       4,020 Petrobras Brasileiro (A.D.R.)                                                  320,957       320,957
    21728    18,950      40,678 Repsol SA                                                       613,977        535,478     1,149,455
              5,000       5,000 Statoil ASA *                                                                  142,302       142,302
              8,980       8,980 Total SA *                                              $               $      588,753  $    588,753
                                                                                       ---------------------------------------------
                                                                                        $     2,280,665 $    2,247,970  $  4,528,635
                                                                                       ---------------------------------------------
                                Oil & Gas Equipment & Services              0.6%
              3,500       3,500 Saipem S.p.A. *                                         $               $       79,452  $     79,452
              4,080       4,080 Technip *                                                                      225,444       225,444
                                                                                       ---------------------------------------------
                                                                                        $               $      304,896  $    304,896
                                                                                       ---------------------------------------------
                                Oil & Gas Exploration & Production          0.5%
            299,630     299,630 CNOOC, Ltd. *                                                                  240,525       240,525
                                                                                       ---------------------------------------------
                                Total Energy                                            $     2,280,665 $    2,793,391  $  5,074,056
                                                                                       ---------------------------------------------
                                Materials                                   8.4%
                                Construction Materials                      3.4%
   21,189     3,720      24,909 CRH Plc                                                 $       687,712 $      121,777  $    809,489
              4,310       4,310 Holcim, Ltd. *                                                                 330,330       330,330
    3,081       900       3,981 Lafarge Br *                                                    386,161        112,803       498,964
                                                                                       ---------------------------------------------
                                                                                        $     1,073,873 $      564,910  $  1,638,783
                                                                                       ---------------------------------------------
                                Diversified Metals & Mining                 2.8%
             16,722      16,722 Broken Hill Proprietary Co., Ltd.                       $               $      360,335  $    360,335
              5,140       5,140 Freeport-McMoRan Copper & Gold, Inc.
                                  (Class B)  (b)                                                               284,807       284,807
    8,503     4,650      13,153 Rio Tinto Plc                                                   445,835        243,812       689,647
                                                                                       ---------------------------------------------
                                                                                        $       445,835 $      888,954  $  1,334,789
                                                                                       ---------------------------------------------
                                Specialty Chemicals                         0.5%
              4,500       4,500 Shin-Etsu Chemical Co., Ltd.                            $               $      245,738  $    245,738
                                                                                       ---------------------------------------------
                                Steel                                       1.7%
             15,380      15,380 Companhia Vale do Rio Doce (A.D.R.)                     $               $      316,520  $    316,520
             25,600      25,600 Hitachi Metals, Ltd. *                                                         253,081       253,081
              5,800       5,800 JFE Holdings, Inc. *                                    $               $      246,269  $    246,269
                                                                                       ---------------------------------------------
                                                                                        $               $      815,870  $    815,870
                                                                                       ---------------------------------------------
                                Total Materials                                         $     1,519,708 $    2,515,472  $  4,035,180
                                                                                       ---------------------------------------------
                                Capital Goods                               9.7%
                                Building Products                           1.8%
    8,064     4,270      12,334 Compagnie de Saint Gobain *                             $       575,280 $      304,618  $    879,898
                                                                                       ---------------------------------------------
                                Construction & Farm Machinery & Heavy Trucks1.8%
             11,770      11,770 Daewoo Heavy Industries & Machinery, Ltd. *             $               $      345,202  $    345,202
              2,380       2,380 Hyundai Heavy Industries *                                                     267,370       267,370
             12,800      12,800 Komatsu, Ltd. *                                                                256,352       256,352
                                                                                       ---------------------------------------------
                                                                                        $               $      868,924  $    868,924
                                                                                       ---------------------------------------------
                                Electrical Component & Equipment            0.2%
              1,100       1,100 Schneider Electric SA *                                 $               $      114,619  $    114,619
                                                                                       ---------------------------------------------
                                Heavy Electrical Equipment                  1.0%
             59,000      59,000 Mitsubishi Electric Corp. *                             $               $      474,742  $    474,742
                                                                                       ---------------------------------------------
                                Industrial Conglomerates                    2.8%
             33,000      33,000 Keppel Corp *                                                                  306,443       306,443
             61,711      61,711 KOC Holding AS *                                                               183,487       183,487
    6,139     3,560       9,699 Siemens                                                 $       533,937 $      309,630  $    843,567
                                                                                       ---------------------------------------------
                                                                                        $       533,937 $      799,560  $  1,333,497
                                                                                       ---------------------------------------------
                                Industrial Machinery                        0.6%
              8,900       8,900 AB SKF *                                                $               $      139,855  $    139,855
             14,220      14,220 Nabtesco Corp. *                                                               160,157       160,157
                                                                                       ---------------------------------------------
                                                                                        $               $      300,012  $    300,012
                                                                                       ---------------------------------------------
                                Trading Companies & Distributors            1.5%
   20,233                20,233 Wolseley  *                                                     444,485                      444,485
             21,000      21,000 Sumitomo Corp. *                                        $               $      278,211  $    278,211
                                                                                       ---------------------------------------------
                                                                                                444,485        278,211       722,696
                                                                                       ---------------------------------------------
                                Total Capital Goods                                     $     1,553,702 $    3,140,686  $  4,694,388
                                                                                       ---------------------------------------------
                                Commercial Services & Supplies              0.2%
                                Office Services & Supplies                  0.2%
              6,200       6,200 Buhrmann NV *                                           $               $       89,644  $     89,644
                                                                                       ---------------------------------------------
                                Total Commercial Services & Supplies                    $               $       89,644  $     89,644
                                                                                       ---------------------------------------------
                                Transportation                              3.1%
                                Air Freight & Couriers                      2.2%
                700         700 Panalpina Welttransport Holding AG *                                            65,053        65,053
   22,922     4,820      27,742 TNT NV                                                  $       820,291 $      172,489  $    992,780
                                                                                       ---------------------------------------------
                                                                                        $       820,291 $      237,542  $  1,057,833
                                                                                       ---------------------------------------------
                                Railroads                                   0.9%
                 60          60 East Japan Railway Co. *                                $               $      446,891  $    446,891
                                                                                       ---------------------------------------------
                                Total Transportation                                    $       820,291 $      684,433  $  1,504,724
                                                                                       ---------------------------------------------
                                Automobiles & Components                    5.7%
                                Auto Parts & Equipment                      0.6%
              8,120       8,120 Denso Corp. *                                           $               $      266,498  $    266,498
                                                                                       ---------------------------------------------
                                Automobile Manufacturers                    2.6%
    6,723                 6,723 PSA Peugeot *                                                   417,529                      417,529
              3,260       3,260 Hyundai Motor Co., Ltd. *                                                      278,033       278,033
             10,600      10,600 Toyota Motor Co.                                        $               $      554,409  $    554,409
                                                                                       ---------------------------------------------
                                                                                        $       417,529 $      832,442  $  1,249,971
                                                                                       ---------------------------------------------
                                Tires & Rubber                              2.6%
    8,850                 8,850 Compagnie Generale des Etablissements
                                 Michelin *                                                     530,758                      530,758
    5,301     1,660       6,961 Continental AG *                                                540,526        169,265       709,791
                                                                                       ---------------------------------------------
                                                                                        $     1,071,284 $      169,265  $  1,240,549
                                                                                       ---------------------------------------------
                                Total Automobiles & Components                          $     1,488,813 $    1,268,205  $  2,757,018
                                                                                       ---------------------------------------------
                                Consumer Durables & Apparel                 4.9%
                                Apparel, Accessories & Luxury Goods         1.5%
   12,484     2,300      14,784 Adidas-Salomon AG *                                     $       599,897 $      110,523  $    710,420
                                                                                       ---------------------------------------------

                                Consumer Electronics                        0.9%
              9,800       9,800 Sony Corp. *                                            $               $      431,856  $    431,856
                                                                                       ---------------------------------------------
                                Footwear                                    0.1%
                140         140 Puma AG Rudolf Dassler Sport *                          $               $       54,300  $     54,300
                                                                                       ---------------------------------------------
                                Homebuilding                                1.9%
   38,793                38,793 Wimpey (George) Plc *                                   $       325,662 $               $    325,662
   21,596     5,350      26,946 Persimmon Plc.                                                  491,915        121,863       613,778
                                                                                       ---------------------------------------------
                                                                                        $       817,577 $      121,863  $    939,440
                                                                                       ---------------------------------------------
                                Leisure Products                            0.4%
              5,800       5,800 Sega Sammy Holdings, Inc. *                             $               $      214,461  $    214,461
                                                                                       ---------------------------------------------
                                Total Consumer Durables & Apparel                       $     1,417,474 $      933,003  $  2,350,477
                                                                                       ---------------------------------------------
                                Consumer Services                           1.2%
                                Hotels, Resorts & Cruise Lines              1.2%
    11547     2,370      13,917 Carnival Corp.                                                  481,972         98,924       580,896
                                                                                       ---------------------------------------------
                                Total Consumer Services                                 $       481,972 $       98,924  $    580,896
                                                                                       ---------------------------------------------
                                Media                                       2.3%
                                Advertising                                 1.4%
   54,988                54,988 WPP Group Plc                                           $       662,778 $               $    662,778
                                                                                       ---------------------------------------------
                                Broadcasting & Cable TV                     0.5%
                230         230 Jupiter Telecommunications Co., Ltd. *                                         159,392       159,392
              6,100       6,100 Mediaset S.p.A *                                        $               $       71,816  $     71,816
                                                                                       ---------------------------------------------
                                                                                        $               $      231,208  $    231,208
                                                                                       ---------------------------------------------
                                Movies & Entertainment                      0.4%
              5,700       5,700 Vivendi SA *                                                                   199,381       199,381
                                                                                       ---------------------------------------------
                                Total Media                                             $       662,778 $      430,589  $  1,093,367
                                                                                       ---------------------------------------------
                                Retailing                                   1.6%
                                Apparel Retail                              0.5%
             74,800      74,800 Truworths International, Ltd.                           $               $      224,682  $    224,682
                                                                                       ---------------------------------------------
                                Department Stores                           1.6%
   11,321                11,321 Next Plc                                                        342,379                      342,379
             15,140      15,140 Takashimaya Co., Ltd. *                                 $               $      190,719  $    190,719
                                                                                       ---------------------------------------------
                                Total Retailing                                         $       342,379 $      415,401  $    757,780
                                                                                       ---------------------------------------------
                                Food & Drug Retailing                       2.5%
                                Drug Retail                                 0.8%
   21,694     6,900      28,594 Boots Group Plc                                         $       307,580 $       97,829  $    405,409
                                                                                       ---------------------------------------------
                                Hypermarkets & Supercenters                 1.7%
             13,200      13,200 Aeon Co., Ltd. *                                        $               $      289,230  $    289,230
              4,100       4,100 Brasil Distr Pao Acu (A.D.R.) *                                                127,674       127,674
    4,016     2,770       6,786 Carrefour Supermarch *                                          235,045        162,120       397,165
                                                                                       ---------------------------------------------
                                                                                        $       235,045 $      579,024  $    814,069
                                                                                       ---------------------------------------------
                                Total Food & Drug Retailing                             $       542,625 $      676,853  $  1,219,478
                                                                                       ---------------------------------------------
                                Food, Beverage & Tobacco                    1.7%
                                Brewers                                     0.4%
              9,700       9,700 South African Breweries Plc *                           $               $      174,079  $    174,079
                                                                                       ---------------------------------------------
                                Packaged Foods & Meats                      0.7%
              1,020       1,020 Nestle SA (Registered Shares) *                         $               $      319,798  $    319,798
                                                                                       ---------------------------------------------
                                Soft Drinks                                 0.3%
              1,600       1,600 Fomento Economico Mexicano SA de C.V. *                 $               $      133,952  $    133,952
                                                                                       ---------------------------------------------
                                Tobacco                                     0.4%
              8,300       8,300 British American Tobacco Plc                            $               $      208,973  $    208,973
                                                                                       ---------------------------------------------
                                Total Food, Beverage & Tobacco                          $               $      836,802  $    836,802
                                                                                       ---------------------------------------------
                                Household & Personal Products               0.2%
                                Household Products                          0.2%
              2,000       2,000 Reckitt Benckiser Plc                                   $               $       74,514  $     74,514
                                                                                       ---------------------------------------------
                                Total Household & Personal Products                     $               $       74,514  $     74,514
                                                                                       ---------------------------------------------
                                Health Care Equipment & Services            0.5%
                                Health Care Equipment & Services            0.3%
              1,160       1,160 Synthes, Inc. *                                         $               $      139,657  $    139,657
                                                                                       ---------------------------------------------
                                Health Care Services                        0.2%
                700         700 Fresenius Medical Care AG *                             $               $       80,371  $     80,371
                                                                                       ---------------------------------------------
                                Total Health Care Equipment & Services                  $               $      220,028  $    220,028
                                                                                       ---------------------------------------------
                                Pharmaceuticals & Biotechnology             7.9%
                                Pharmaceuticals & Biotechnology             7.9%
             12,300      12,300 Astellas Pharma, Inc.                                                          452,422       452,422
   10,691     7,672      18,363 Astrazeneca Plc                                                 639,900        459,200     1,099,100
             14,000      14,000 Daiichi Sankyo Co., Ltd., *                                                    384,878       384,878
    4,787     3,028       7,815 Roche Holdings AG                                               790,000 $      499,712  $  1,289,712
   19,449     4,340      23,789 Shire Pharmaceuticals Group Plc (A.D.R.)                        285,583        191,958       477,541
              1,640       1,640 UCB SA *                                                                        88,643        88,643
                                                                                                             2,076,813     3,792,296
                                                                                       ---------------------------------------------
                                Total Pharmaceuticals & Biotechnology                   $     1,715,483 $    2,076,813  $  3,792,296
                                                                                       ---------------------------------------------
                                Banks                                       18.0%
                                Diversified Banks                           18.0%
   17,413                17,413 Allied Irish Banks Plc                                  $       418,736 $               $    418,736
   32,910                32,910 Dnb Nor Asa *                                                   407,774                      407,774
   11,376                11,376 Skand Enkilda Banken *                                          270,459                      270,459
   63,745    39,325     103,070 Barclays Plc                                                    724,904        447,201     1,172,105
   10,136     6,670      16,806 BNP Paribas SA *                                                968,348        637,222     1,605,570
              8,850       8,850 Commonwealth Bank of Australia                                                 291,867       291,867
              5,700       5,700 Depfa Bank Plc *                                                                94,744        94,744
             25,200      25,200 Development Bank of Singapore, Ltd.                                            287,692       287,692
              2,700       2,700 Kookmin Bank (A.D.R.) *                                                        224,262       224,262
                 34          34 Mitsubishi UFJ Financial Group, Inc. *                                         475,627       475,627
   31,220    18,910      50,130 Royal Bank of Scotland Group Plc                              1,026,484        621,743     1,648,227
    2,893     3,229       6,122 Societe Generale *                                              424,482        473,782       898,264
                 41          41 Sumitomo Mitsui Financial Group, Inc. *                                        435,056       435,056
             37,210      37,210 Turkiye Is Bankasi (Isbank) *                                                  182,371       182,371
              4,090       4,090 Uniao de Bancos Brasileiros SA (Unibanco)
                                 (G.D.R.) (144A)                                                               271,535       271,535
                                                                                       ---------------------------------------------
                                                                                        $     4,241,187 $    4,443,102  $  8,684,289
                                                                                       ---------------------------------------------
                                Total Banks                                             $     4,241,187 $    4,443,102  $  8,684,289
                                                                                       ---------------------------------------------
                                Diversified Financials                      5.6%
                                Asset Management & Custody Banks            0.5%
              1,940       1,940 Julius Baer Holding *                                   $               $      168,015  $    168,015
              1,970       1,970 Man Group Plc                                                                   92,685        92,685
                                                                                       ---------------------------------------------
                                                                                        $               $      260,700  $    260,700
                                                                                       ---------------------------------------------
                                Diversified Capital Markets                 4.8%
    6,087                 6,087 UBS AG *                                                $       665,248 $               $    665,248
   15,233    10,410      25,643 CS Group *                                                      850,279        581,068     1,431,347
              1,800       1,800 Deutsche Bank AG *                                                             202,097       202,097
                                                                                        $     1,515,527 $      783,165  $  2,298,692
                                                                                       ---------------------------------------------
                                Investment Banking & Brokerage              0.3%
             12,000      12,000 Nikko Cordinal Corp. * (b)                                                     154,383       154,383
                                                                                       ---------------------------------------------
                                Total Diversified Financials                            $     1,515,527 $    1,198,248  $  2,713,775
                                                                                       ---------------------------------------------
                                Insurance                                   2.6%
                                Life & Health Insurance                     0.6%
              4,820       4,820 China Life Insurance Co. (A.D.R.) * (b)                 $               $      305,106  $    305,106
                                                                                       ---------------------------------------------
                                Multi-Line Insurance                        1.4%
             16,900      16,900 Aviva Plc                                               $               $      239,292  $    239,292
              5,770       5,770 AXA *                                                                          188,874       188,874
              1,020       1,020 Zurich Financial Services *                                                    223,042       223,042
                                                                                       ---------------------------------------------
                                                                                        $               $      651,208  $    651,208
                                                                                       ---------------------------------------------
                                Property & Casualty Insurance               0.6%
             21,840      21,840 Mitsui Sumitomo Insurance Co. *                         $               $      273,481  $    273,481
                                                                                       ---------------------------------------------
                                Total Insurance                                         $               $    1,229,795  $  1,229,795
                                                                                       ---------------------------------------------

                                Real Estate Management & Development        0.8%
                                Real Estate Management & Development        0.8%
             18,700      18,700 Mitsui Fudosan Co                                       $               $      408,238  $    408,238
                                                                                       ---------------------------------------------
                                Total Real Estate                                       $               $      408,238  $    408,238
                                                                                       ---------------------------------------------
                                Software & Services                         0.3%
                                Application Software                        0.3%
                630         630 Sap AG *                                                $               $      132,677  $    132,677
                                                                                       ---------------------------------------------
                                Total Software & Services                               $               $      132,677  $    132,677
                                                                                       ---------------------------------------------
                                Technology Hardware & Equipment             3.2%
                                Communications Equipment                    1.8%
  157,002               157,002 Ericsson LM  *                                          $       518,677 $               $    518,677
            104,050     104,050 Ericsson LM Tel Sur B *                                                        343,743       343,743
                                                                                       ---------------------------------------------
                                                                                        $       518,677 $      343,743  $    862,420
                                                                                       ---------------------------------------------
                                Electronic Equipment & Instruments          0.6%
              1,200       1,200 Keyence Corp. *                                         $               $      306,789  $    306,789
                                                                                       -----------------------------------
                                Office Electronics                          0.8%
              7,650       7,650 Canon, Inc.                                             $               $      374,047  $    374,047
                                                                                       ---------------------------------------------
                                Total Technology Hardware & Equipment                   $             0 $    1,024,579  $  1,543,256
                                                                                       ---------------------------------------------
                                Semiconductors                              0.9%
                                Semiconductor Equipment                     0.4%
              2,800       2,800 Tokyo Electron, Ltd.                                    $               $      196,675  $    196,675
                                                                                       ---------------------------------------------
                                Semiconductors                              0.5%
             20,570      20,570 Hon Hai Precision Industry (G.D.R.)                     $               $      248,475  $    248,475
                                                                                       ---------------------------------------------
                                Total Semiconductors                                    $               $      445,150  $    445,150
                                                                                       ---------------------------------------------
                                Telecommunication Services                  2.9%
                                Alternative Carriers                        0.5%
              2,700       2,700 Fastweb *                                                                      117,180  $    117,180
             23,100      23,100 Inmarsat Plc *                                          $               $      146,110  $    146,110
                                                                                       ---------------------------------------------
                                                                                        $               $      263,290  $    263,290
                                                                                       ---------------------------------------------
                                Integrated Telecommunication Services       1.8%
              7,700       7,700 Brasil Telecom Participacoes SA *                       $               $      250,789  $    250,789
    5,536     8,400      13,936 France Telecom SA *                                             118,802        180,264       299,066
             11,880      11,880 Telekom Austria AG *                                                           264,126       264,126
             10,430      10,430 Telekomunikacja Polska SA *                                                     65,508        65,508
                                                                                       ---------------------------------------------
                                                                                        $       118,802 $      760,687  $    879,489
                                                                                       ---------------------------------------------
                                Wireless Telecommunication Services         0.6%
              9,320       9,320 Mobile Telesystems (A.D.R.)                                                    274,381       274,381
                                                                                       ---------------------------------------------
                                Total Telecommunication Services                        $       118,802 $    1,298,358  $  1,417,160
                                                                                       ---------------------------------------------
                                Utilities                                   1.9%
                                Electric Utilities                          1.1%
              4,433       4,433 E.On AG *                                               $               $      509,405  $    509,405
                                                                                       ---------------------------------------------
                                Gas Utilities                               0.8%
             86,000      86,000 Tokyo Gas Co., Ltd.                                                            404,964       404,964
                                                                                       ---------------------------------------------
                                Total Utilities                                         $               $      914,369  $    914,369
                                                                                       ---------------------------------------------
                                TOTAL COMMON STOCKS                         96.7%       $    19,220,083 $   27,349,274  $ 46,569,357
                                                                                       ---------------------------------------------

                                TEMPORARY CASH INVESTMENTS
                       Shares   Security Lending Collateral                 1.5%
    743,621             743,621 Securities Lending Investment Fund, 4.24%                $            $     743,621  $   743,621
                                                                                        -----------------------------------------
                                TOTAL TEMPORARY CASH INVESTMENTS             1.5%        $            $     743,621  $   743,621
                                                                                        -----------------------------------------
                                TOTAL INVESTMENT IN SECURITIES               99.9%       $ 19,799,795 $  28,345,420  $48,145,215
                                                                                        -----------------------------------------
                                OTHER ASSETS AND LIABILITIES                 0.1%        $    275,050 $    (221,874) $    37,592 (a)
                                                                                        -----------------------------------------
                                TOTAL NET ASSETS                            100.0%       $ 20,074,845  $ 28,123,546  $48,182,807
                                                                                        -----------------------------------------
                                Total Investments at Cost                                $ 24,076,514 $  16,098,593  $40,175,107
                                                                                        ------------------------------------------

(a)  Reflects costs of the reorganization.
*    Non-Income producing security

No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consumation of the merger no securities would need to be sold in order for Pioneer International Value VCT Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

    The accompanying notes are an integral part of these financial statements

Pioneer International Value VCT Portfolio

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
6/30/06
(Unaudited)

1. Description of the Portfolio

Pioneer International Value VCT Portfolio (International Value Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-seven separate portfolios, thirteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
         Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
         Pioneer Europe VCT Portfolio (Europe Portfolio)
         Pioneer International Value VCT Portfolio (International Value Portfolio)
         Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
         Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
         Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
         Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
         Pioneer Fund VCT Portfolio (Fund Portfolio)
         Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
         Pioneer Balanced VCT Portfolio (Balanced Portfolio)
         Pioneer High Yield VCT Portfolio (High Yield Portfolio)
         Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
         Pioneer America Income VCT Portfolio (America Income Portfolio)
         Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
         Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)
         Pioneer AmPac Growth VCT Portfolio (AmPac Growth Portfolio) (Class II shares only)
         Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
         Portfolio) (Class II shares only)
         Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
         Growth Portfolio) (Class II shares only)
         Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
         (Class I shares only)
         Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
         Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II shares only)
         Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio) (Class
         II shares only)
         Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio) (Class II
         shares only)

         Pioneer Ibboston Aggressive
         Allocation VCT Portfolio (Ibboston Aggressive Allocation Portfolio) (Class II share only) Pioneer Ibboston Moderate Allocation VCT Portfolio (Ibboston Moderate Allocation Portfolio) (Class II shares only) Pioneer Ibboston Growth Allocation VCT Portfolio (Ibboston Growth Allocation Portfolio) (Class II shares only) Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Each Portfolio, except for Global High Yield Portfolio, is diversified.

Portfolio shares may be purchased only by insurance companies for the purpose of Portfolio variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of the International Value Portfolio is to seek long-term capital growth.

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of Europe Portfolio by International Value Portfolio, as if such acquisition had taken place as of July 1, 2005.

Under the terms of an Agreement and Plan of Reorganization between these two Portfolios, the combination of the Europe Portfolio and International Value Portfolio will be treated as a tax-free business combination (the "Reorganization") and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of Europe Portfolio in exchange for shares of the International Value Portfolio at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Europe Portfolio and International Value Portfolio have been combined as of and for the most recent twelve months ended June 30, 2006. Following the Reorganization, the International Value Portfolio will be the accounting survivor. Pioneer Investment Management, Inc. (the advisor) has agreed to pay 50% of the expenses associated with the Reorganization, and Europe Portfolio and International Value Portfolio will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Europe Portfolio and International Value Portfolio included in their semiannual and annual reports to shareowners dated June 30, 2006 and December 31, 2005, respectively. Adjustments have been made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the Reorganization took place on July 1, 2005.

3. Security Valuation

Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange
(NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued on the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they are traded, are determined as of such times. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in the global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets.

All securities that trade in foreign markets whose closing prices are as of times prior to the close of the NYSE and that are held by International Value Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE. Temporary cash investments are valued at amortized cost.

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of International Value Portfolio that would have been issued at June 30, 2006, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Europe Portfolio, as of June 30, 2006, divided by the net asset value per share of International Value Portfolio's shares as of June 30, 2006. The pro forma number of shares outstanding, by class, for the combined Portfolio consists of the following at June 30, 2006:

-------------------------------------------------------------------------------------------------------------

                                    Shares of              Additional Shares       Total Outstanding Shares
                               International Value          Assumed Issued             Post-Combination
      Class of Shares               Portfolio              In Reorganization
                                 Pre-Combination
-------------------------------------------------------------------------------------------------------------
Class I                              1,414,874                        608,982                      2,023,856
-------------------------------------------------------------------------------------------------------------
Class II                                                                                           1,253,847
                                       496,375                        757,472
-------------------------------------------------------------------------------------------------------------

5. Federal Income Taxes

    Each Portfolio has elected to be taxed as a "regulated Investment Company" under the Internal Revenue Code. After the Reorganization, it will continue to be the International Value Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The identified cost of investments for these Portfolios is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Portfolio.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
Pro Forma Statement of Assets & Liabilities
December 31, 2005
(unaudited)

                                                                                                                         Pioneer
                                                                 Pioneer             Pioneer                        Large Cap Growth
                                                                Oak Ridge             AmPac                           VCT Portfolio
                                                            Large Cap Growth        Growth VCT        Pro Forma         Pro Forma
                                                              VCT Portfolio          Portfolio        Adjustments       Combined
                                                            ------------------------------------------------------------------------
ASSETS:
    Investment in securities, at value
      (Cost $23,355,133 and $1,819,277, respectively)       $     25,996,921    $       1,943,587                    $   27,940,508
    Cash                                                           1,359,219               28,980                         1,388,199
    Receivables -
      Fund shares sold                                                25,050                    -                            25,050
      Dividends, interest and foreign taxes withheld                  19,792                1,558                            21,350
      Due from Pioneer Investment Management, Inc.                         -                9,387                             9,387
    Other                                                                  4                   12                                16
                                                            ----------------    -----------------                    --------------
        Total assets                                        $     27,400,986    $       1,983,524                    $   29,384,510
                                                            ----------------    -----------------                    --------------

LIABILITIES:
    Payables -
      Investment securities purchased                       $        198,426    $               -   $                $      198,426
      Fund shares repurchased                                          1,823               49,718                            51,541
      Upon return of securities loaned                             1,240,610                    -                         1,240,610
    Due to affiliates                                                  1,121                  410                             1,531
    Accrued expenses                                                  50,998               61,220       15,584 (b)          127,802
                                                            ----------------    -----------------                    --------------
        Total liabilities                                   $      1,492,978    $         111,348                         1,619,910
                                                            ----------------    -----------------                    --------------

NET ASSETS:
    Paid-in capital                                         $     23,284,922    $       1,787,653   $                $   25,072,575
    Undistributed net investment income                                7,828                7,530      (15,584)(b)             (226)
    Accumulated net realized loss                                    (26,530)             (47,317)                          (73,847)
    Net unrealized gain  on investments                            2,641,788              124,310                         2,766,098
                                                            ----------------    -----------------                    --------------
        Total net assets                                    $     25,908,008    $       1,872,176   $                $   27,764,600
                                                            ----------------    -----------------                    --------------

NET ASSET VALUE PER SHARE:

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
    Class II                                                       2,162,284              183,145      (26,870)(a)        2,318,559
                                                            ================    =================                    ==============

NET ASSET VALUE PER SHARE:
    Class II                                                $          11.98    $           10.22                    $        11.98
                                                            ================    =================                    ==============

(a) Class II shares of Pioneer AmPac Growth VCT Portfolio are exchanged for Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio.
(b)  Reflects costs of the reorganization.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
Pro Forma Statement of Operations
For the Year Ended December 31, 2005
(unaudited)

                                                                                                                         Pioneer
                                                                    Pioneer          Pioneer                        Large Cap Growth
                                                                   Oak Ridge          AmPac                           VCT Portfolio
                                                                Large Cap Growth   Growth VCT         Pro Forma          Pro Forma
                                                                 VCT Portfolio      Portfolio        Adjustments         Combined
                                                                --------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                                    $     81,564     $     22,579                         $    104,143
    Interest                                                           21,458            1,555                               23,013
    Income on securities loaned, net                                      151                -                                  151
                                                                 ------------     ------------                         ------------
        Total investment income                                  $    103,173     $     24,134                         $    127,307
                                                                 ------------     ------------                         ------------

EXPENSES:
    Management fees                                              $     75,262     $     13,103     $         -         $     88,365
    Transfer agent fees and expenses                                    1,793            1,736            (695)(b)            2,834
    Distribution fees (Class II)                                       25,087            4,368               -               29,455
    Administrative reimbursements                                      18,512           18,512         (18,512)(b)           18,512
    Custodian fees                                                     33,063           13,928          (7,859)(b)           39,132
    Professional fees                                                  25,345           49,133         (43,278)(a)           31,200
    Printing expense                                                    9,320            9,245          (7,498)(a)           11,067
    Fees and expenses of nonaffiliated trustees                         3,572            3,756          (3,391)(a)            3,937
    Miscellaneous                                                       1,965            1,806          13,580 (a)(c)        17,351
                                                                 ------------     ------------     -----------         ------------
        Total expenses                                           $    193,919     $    115,587     $   (67,653)        $    241,853
        Less management fees waived and expenses assumed
          by Pioneer Investment Management, Inc.                      (98,609)         (98,989)         83,237 (b)         (114,361)
                                                                 ------------     ------------     -----------         ------------
        Net expenses                                             $     95,310     $     16,598     $    15,584         $    127,492
                                                                 ------------     ------------     -----------         ------------
          Net investment income                                  $      7,863     $      7,536     $   (15,584)        $       (185)
                                                                 ------------     ------------     -----------         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments                      $    432,428     $    (39,329)                        $    393,099
    Change in net unrealized gain or loss from investments            703,415           62,350                              765,765
                                                                 ------------     ------------                         ------------

      Net gain on investments                                    $  1,135,843     $     23,021                         $  1,158,864
                                                                 ------------     ------------     -----------         ------------
      Net increase in net assets resulting from operations       $  1,143,706     $     30,557     $   (15,584)        $  1,158,679
                                                                 ============     ============     ===========         ============

(a)  Reflects reduction in expenses due to elimination of duplicate services.
(b) Expense and expense limitations conformed to Pioneer Oak Ridge Large Cap Growth VCT Portoflio's contracts with affiliated parties.
(c)  Includes costs of the reorganization.

            See accompanying notes to pro forma financial statements.

PIONEER OAKRIDGE LARGE CAP GROWTH VALUE VCT PORTFOLIO
PRO FORMA
Schedule of Investments  (a)
December 31, 2005
(Unaudited)

                                                                                                                      Pioneer
                                                                                                     Pioneer         Oak Ridge
                      Pioneer                                                       Pioneer         Oak Ridge        Large Cap
                      Oakridge                                              % of     AmPac          Large Cap           VCT
 Pioneer    Pioneer  Large Cap                                              Pro       VCT              VCT           Portfolio
 AmPac     Oakridge  Value VCT                                              Forma  Portfolio        Portfolio        Pro Forma
 Growth   Large Cap   Pro Forma                                           Combined                                    Combined
   VCT    Value VCT   Combined                                              Net     Market           Market            Market
Portfolio  Portfolio  Portfolio                                            Assets    Value           Value             Value
 ------      ------    ------                                              ------    -----           -----             -----
                                    COMMON STOCKS                          96.2%
                                    Energy                                 5.3%
                                    Oil & Gas Exploration & Production     5.1%
                7,385      7,385    Apache Corp                                     $               $   506,020    $     506,020
               20,815     20,815    XTO Energy, Inc.                                                    914,611          914,611
                                                                                    ---------------------------------------------
                                                                                    $               $ 1,420,631    $   1,420,631
                                                                                    ---------------------------------------------
                                    Integrated Oil & Gas                   0.2%
       840                   840    Chevron Corp.                                   $   47,687      $              $      47,687
                                                                                    ---------------------------------------------
                                    Total Energy                                    $   47,687      $ 1,420,631    $   1,468,318
                                                                                    ---------------------------------------------
                                    Capital Goods                          11.7%
                                    Aerospace & Defense                    1.8%
                6,895      6,895    L-3 Communications Holdings, Inc.               $               $   512,643    $     512,643
                                                                                    ---------------------------------------------
                                    Electrical Component & Equipment       2.3%
                9,290      9,290    Rockwell International Corp.                    $               $   549,596    $     549,596
     1,250                 1,250    Emerson Electric Co.                                93,375                            93,375
                                                                                    ---------------------------------------------
                                                                                    $   93,375      $   549,596    $     642,971
                                                                                    ---------------------------------------------
                                    Industrial Conglomerates               4.0%
     1,200                 1,200    3M Co.                                          $   93,000      $              $      93,000
     2,700     26,440     29,140    General Electric Co.                                94,635          926,722        1,021,357
                                                                                    ---------------------------------------------
                                                                                    $  187,635      $   926,722    $   1,114,357
                                                                                    ---------------------------------------------
                                    Industrial Machinery                   3.5%
                8,430      8,430    Danaher Corp. (a)                               $               $   470,225    $     470,225
               12,435     12,435    Ingersoll-Rand Co.                                                  502,001          502,001
                                                                                    ---------------------------------------------
                                                                                    $               $   972,226    $     972,226
                                                                                    ---------------------------------------------
                                    Total Capital Goods                             $  281,010      $ 2,961,187    $   3,242,197
                                                                                    ---------------------------------------------
                                    Transportation                         3.3%
                                    Air Freight & Couriers                 3.3%
     1,365                 1,365    Expeditors International of
                                      Washington, Inc.                              $   92,151      $              $      92,151
                7,385      7,385    FedEx Corp.                                                         763,535          763,535
       900                   900    United Parcel Service                               67,635                            67,635
                                                                                    ---------------------------------------------
                                    Total Transportation                            $  159,786      $   763,535    $     923,321
                                                                                    ---------------------------------------------
                                    Consumer Durables & Apparel            1.9%
                                    Apparel, Accessories & Luxury Goods    1.9%
               15,965     15,965    Coach, Inc. *                                   $               $   532,273    $     532,273
                                                                                    ---------------------------------------------
                                    Total Consumer Durables & Apparel               $               $   532,273    $     532,273
                                                                                    ---------------------------------------------
                                    Consumer Services                      1.8%
                                    Hotels, Resorts & Cruise Lines         1.8%
                9,345      9,345    Carnival Corp.                                  $               $   499,677    $     499,677
                                                                                    ---------------------------------------------
                                    Total Consumer Services                         $               $   499,677    $     499,677
                                                                                    ---------------------------------------------
                                    Retailing                              6.4%
                                    General Merchandise Stores             1.8%
                9,085      9,085    Target Corp.                                    $               $   499,402    $     499,402
                                                                                    ---------------------------------------------
                                    Home Improvement Retail                2.1%
                8,550      8,550    Lowe's Companies, Inc.                          $               $   569,943    $     569,943
                                                                                    ---------------------------------------------
                                    Specialty Stores                       2.6%
               31,647     31,647    Staples, Inc.                                   $               $   718,703    $     718,703
                                                                                    ---------------------------------------------
                                    Total Retailing                                 $               $ 1,788,048    $   1,788,048
                                                                                    ---------------------------------------------
                                    Food & Drug Retailing                  1.8%
                                    Drug Retail                            1.8%
                11560     11,560    Walgreen Co.                                    $               $   511,646    $     511,646
                                                                                    ---------------------------------------------
                                    Total Food & Drug Retailing                     $               $   511,646    $     511,646
                                                                                    ---------------------------------------------
                                    Food, Beverage & Tobacco               2.3%
                                    Packaged Foods & Meats                 0.3%
     1,300                 1,300    William Wrigley Jr. Co.                         $   86,437      $              $      86,437
                                                                                    ---------------------------------------------
                                    Soft Drinks                            2.0%
                9,405      9,405    PepsiCo, Inc.                                   $               $   555,647    $     555,647
                                                                                    ---------------------------------------------
                                    Total Food, Beverage & Tobacco                  $   86,437      $   555,647    $     642,084
                                                                                    ---------------------------------------------
                                    Media                                  0.4%
                                    Advertising                            0.4%
     1,800                 1,800    WPP Group Plc                                   $   97,200      $              $      97,200
                                                                                    ---------------------------------------------
                                    Total Media                                     $   97,200      $              $      97,200
                                                                                    ---------------------------------------------
                                    Household & Personal Products          2.6%
                                    Household Products                     2.6%
     1,470                 1,470    Colgate-Palmolive Co.                           $   80,630      $              $      80,630
               11,140     11,140    Procter & Gamble Co.                            $               $   644,783    $     644,783
                                                                                    ---------------------------------------------
                                    Total Household & Personal Products             $   80,630      $   644,783    $     725,413
                                                                                    ---------------------------------------------
                                    Health Care Equipment & Services       16.0%
                                    Health Care Equipment                  8.3%
     1,550      9,190     10,740    Medtronic, Inc.                                 $   89,234      $   529,068    $     618,302
               10,725     10,725    St. Jude Medical, Inc. *                                            538,395          538,395
     1,800                 1,800    Stryker Corp.                                       79,974                            79,974
               12,620     12,620    Varian Medical Systems, Inc. *                                      635,291          635,291
                6,580      6,580    Zimmer Holdings, Inc. *                                             443,755          443,755
                                                                                    ---------------------------------------------
                                                                                    $  169,208      $ 2,146,509    $   2,315,717
                                                                                    ---------------------------------------------
                                    Health Care Service                    2.9%
               14,505     14,505    Caremark Rx Inc. *                              $               $   751,214    $     751,214
     2,200                 2,200    IMS Health, Inc.                                    54,824                            54,824
                                                                                    ---------------------------------------------
                                                                                    $   54,824      $   751,214    $     806,038
                                                                                    ---------------------------------------------
                                    HealthCare Supplies                    2.2%
                4,720      4,720    Alcon, Inc.                                     $               $   611,712    $     611,712
                                                                                    ---------------------------------------------
                                    Managed Healthcare                     2.5%
               11,185     11,185    United Health Care Group Inc.                   $               $   695,036    $     695,036
                                                                                    ---------------------------------------------
                                    Total Health Care Equipment & Services          $  224,032      $ 4,204,471    $   4,428,503
                                                                                    ---------------------------------------------
                                    Pharmaceuticals & Biotechnology        10.4%
                                    Biotechnology                          5.2%
                7,945      7,945    Amgen, Inc. *                                   $               $   626,543    $     626,543
                8,730      8,730    Genentech, Inc. *                                                   807,525          807,525
                                                                                    ---------------------------------------------
                                                                                    $               $ 1,434,068    $   1,434,068
                                                                                    ---------------------------------------------
                                    Pharmaceuticals                        5.2%
       550                   550    Eli Lilly & Co.                                 $   31,125      $              $      31,125
     1,450      9,250     10,700    Johnson & Johnson                                   87,145          555,925          643,070
               18,205     18,205    Teva Pharmaceutical Industries, Ltd.(a)                             782,997          782,997
                                                                                    ---------------------------------------------
                                                                                    $  118,270      $ 1,338,922    $   1,457,192
                                                                                    ---------------------------------------------
                                    Total Pharmaceuticals & Biotechnology           $  118,270      $ 2,772,990    $   2,891,260
                                                                                    ---------------------------------------------
                                    Banks                                  2.1%
                                    Diversified Banks                      2.1%
               19,055     19,055    U.S. Bancorp                                    $               $   569,554    $     569,554
                                                                                    ---------------------------------------------
                                    Regional Banks                         0.1%
     1,000                 1,000    UCBH Holdings, Inc.                             $   17,880      $              $      17,880
                                                                                    ---------------------------------------------
                                    Total Banks                                     $   17,880      $   569,554    $     587,434
                                                                                    ---------------------------------------------
                                    Diversified Financials                 7.6%
                                    Asset Management & Custody Banks       2.7%
                  626        626    Ameriprise Financial, Inc.                      $               $    25,666    $      25,666
                4,570      4,570    Legg Mason, Inc.                                                    546,984          546,984
     1,700                 1,700    State Street Corp.                                  94,248                            94,248
     1,200                 1,200    T. Rowe Price Associates, Inc.                      86,436                            86,436
                                                                                    ---------------------------------------------
                                                                                    $  180,684      $   572,650    $     753,334
                                                                                    ---------------------------------------------
                                    Consumer Finance                       3.6%
                9,085      9,085    American Express Co.                            $               $   467,514    $     467,514
                9,505      9,505    SLM Corp.                                                           523,630          523,630
                                                                                    ---------------------------------------------
                                                                                    $        0      $   991,144    $     991,144
                                                                                    ---------------------------------------------
                                    Diversified Financial Services         1.4%
                7,805      7,805    Citigroup, Inc.                                 $               $   378,777    $     378,777
                                                                                    ---------------------------------------------
                                    Total Diversified Financials                    $  180,684      $ 1,942,571    $   2,123,255
                                                                                    ---------------------------------------------

                                    Insurance                              2.0%
                                    Life & Health Insurance                1.9%

               11,270     11,270    Aflac, Inc.                                     $               $   523,153    $     523,153
                                                                                    ---------------------------------------------
                                    Multi-Line Insurance                   0.1%
       400                   400    American International Group, Inc.              $   27,292      $              $      27,292
                                                                                    ---------------------------------------------
                                    Total Insurance                                 $   27,292      $   523,153    $     550,445
                                                                                    ---------------------------------------------
                                    Software & Services                    8.8%
                                    Application Software                   0.2%
     1,200                 1,200    Adobe Systems, Inc.                             $   44,352      $              $      44,352
                                                                                    ---------------------------------------------
                                    Internet Software & Services           2.3%
                1,554      1,554    Google, Inc. * (a)                              $               $   644,693    $     644,693
                                                                                    ---------------------------------------------
                                    IT Consulting & Other Services         2.0%
               10,910     10,910    Cognizant Tech Solutions Corp. *                $               $   549,319    $     549,319
                                                                                    ---------------------------------------------
                                    Systems Software                       4.4%
     3,000     24,250     27,250    Microsoft Corp.                                 $   78,450      $   634,138    $     712,588
               38,620     38,620    Oracle Corp. *                                                      471,550          471,550
     1,700                 1,700    Symantec Corp. *                                    29,750                            29,750
                                                                                    ---------------------------------------------
                                                                                    $  108,200      $ 1,105,688    $   1,213,888
                                                                                    ---------------------------------------------
                                    Total Software & Services                       $  152,552      $ 2,299,700    $   2,452,252
                                                                                    ---------------------------------------------
                                    Technology Hardware & Equipment        5.4%
                                    Communications Equipment               4.9%
     3,800                 3,800    Cisco Systems, Inc. *                           $   65,056      $              $      65,056
               19,410     19,410    Comverse Technology, Inc. *                                         516,113          516,113
               17,880     17,880    Qualcomm, Inc.                                                      770,270          770,270
                                                                                    ---------------------------------------------
                                                                                    $   65,056      $ 1,286,383    $   1,351,439
                                                                                    ---------------------------------------------
                                    Computer Hardware                      0.3%
       900                   900    IBM Corp.                                       $   73,980      $              $      73,980
                                                                                    ---------------------------------------------
                                    Computer Storage & Peripherals         0.2%
     3,800                 3,800    EMC Corp. *                                     $   51,756      $              $      51,756
                                                                                    ---------------------------------------------
                                    Electronic Equipment & Instruments     0.1%
       729                   729    National Instruments Corp.                      $   23,363      $              $      23,363
                                                                                    ---------------------------------------------
                                    Total Technology Hardware & Equipment           $  214,155      $ 1,286,383    $   1,500,538
                                                                                    ---------------------------------------------
                                    Semiconductors                         6.3%
                                    Semiconductor Equipment                0.1%
     1,000                 1,000    Applied Materials, Inc.                         $   17,940      $              $      17,940
                                                                                    ---------------------------------------------
                                    Semiconductors                         6.2%
     3,200                 3,200    Intel Corp.                                     $   79,871      $              $      79,871
     1,800                 1,800    Linear Technology Corp.                             64,926                            64,926
               16,310     16,310    Marvell Technology Group, Ltd. *                                    914,828          914,828
     2,900                 2,900    Microchip Technology                                93,235                            93,235
               17,625     17,625    Texas Instruments, Inc.                                             565,234          565,234
                                                                                    ---------------------------------------------
                                                                                    $  238,032      $ 1,480,062    $   1,718,094
                                    Total Semiconductors                            $  255,972      $ 1,480,062    $   1,736,034
                                                                                    ---------------------------------------------

                                    TOTAL COMMON STOCKS                    96.2%    $1,943,587      $24,756,311    $ $ 26,699,898
                                                                                    ---------------------------------------------

                                    TEMPORARY CASH INVESTMENT              4.5%
Shares                  Shares      Security Lending Collateral
 1,240,610             1,240,610    Securities Lending Investment Fund,    4.24%    $               $ 1,240,610    $   1,240,610
                                                                                    ---------------------------------------------
                                    TOTAL TEMPORARY CASH INVESTMENT                 $               $ 1,240,610    $   1,240,610
                                                                                    ---------------------------------------------
                                    TOTAL INVESTMENT IN SECURITIES         100.6%   $1,943,587      $25,996,921    $  27,940,508
                                                                                    ---------------------------------------------
                                    OTHER ASSETS AND LIABILITIES           -0.6%    $  (71,411)     $   (88,913)        (175,908)(a)
                                                                                    ---------------------------------------------
                                    TOTAL NET ASSETS - 100.0 %             100.0%   $1,872,176      $25,908,008    $  27,764,600
                                                                                    =============================================
                                    TOTAL INVESTMENTS AT COST                       $1,819,277      $23,355,133    $  25,174,410
                                                                                    =============================================

                               *   Non-income producing security
                               (a) Reflects costs of the reorganization.
                                   No adjustments are shown to the unaudited pro forma combined schedule of invements due to the fact that upon consumation of the merger no securities would need to be sold in order for Pioneer Oak Ridge Large Cap VCT Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

   The accompanying notes are an integral part of these financial statements

PIONEER OAKRIDGE LARGE CAP GROWTH VALUE VCT PORTFOLIO
PRO FORMA
Schedule of Investments  (a)
December 31, 2006
(Unaudited)                       Pioneer Oakridge Large Cap Growth VCT
                                  Schedule of Investments  12/31/05

                                                                                                                     Pioneer
                                                                                    Pioneer          Pioneer         Oak Ridge
                      Pioneer                                                        AmPac          Oak Ridge          VCT
 Pioneer    Pioneer   Oakridge                                                        VCT              VCT           Portfolio
 AmPac     Oakridge  LargeCap                                                      Portfolio        Portfolio        Pro Forma
 Growth   Large Cap  Value VCT                                                                                        Combined
   VCT    Value VCT   Pro Forma                                                     Market           Market            Market
 Shares     Shares    Combined                                                       Value           Value             Value
 ------      ------    ------                                                        -----           -----             -----
                                  COMMON STOCKS -
                                  Energy
                                  Oil & Gas Exploration & Production
              7,385       7,385   Apache Corp                                                       $     506,020      $   506,020
             20,815      20,815   XTO Energy, Inc.                                                        914,611      $   914,611
                                                                                ----------------------------------------------------
                                                                                                        1,420,631      $ 1,420,631
                                                                                ----------------------------------------------------
                                  Integrated Oil & Gas
    840                     840   Chevron Corp.                                     $   47,687                         $    47,687
                                                                                --------------
                                  Total Energy                                      $   47,687                         $    47,687
                                                                                --------------
                                  Capital Goods -                                                                      $        --
                                  Aerospace & Defense                                                                  $        --
              6,895       6,895   L-3 Communications Holdings, Inc.                                 $     512,643      $   512,643
                                  Electrical Component & Equipment                                                     $        --
              9,290       9,290   Rockwell International Corp.                                      $     549,596      $   549,596
  1,250                   1,250   Emerson Electric Co.                              $   93,375                         $    93,375
                                                                                --------------
                                  Industrial Conglomerates                                                             $        --
                                  Industrial Machinery                                                                 $        --
              8,430       8,430   Danaher Corp. (a)                                                 $     470,225      $   470,225
             12,435      12,435   Ingersoll-Rand Co.                                                      502,001      $   502,001
  1,200                   1,200   3M Co.                                            $   93,000                         $    93,000
  2,700      26,440      29,140   General Electric Co.                                  94,635      $     926,722      $ 1,021,357
                                                                                --------------
                                  Total Capital Goods                               $  187,635      $   2,961,187      $ 3,148,822
                                                                                --------------
                                                                                    $  281,010                         $   281,010
                                                                                --------------
                                  Total Capital Goods                                                                  $        --
                                  Transportation -                                                                     $        --
                                  Air Freight & Couriers -                                                             $        --
              7,385       7,385   FedEx Corp.                                                       $     763,535      $   763,535
                                  Total Transportation                                              $     763,535      $   763,535
                                  Air Freight & Couriers -                                                             $        --
  1,365                   1,365   Expeditors International of Washington, Inc.      $   92,151                         $    92,151
    900                     900   United Parcel Service                                 67,635                         $    67,635
                                                                                --------------
                                  Total Transportation                              $  159,786                         $   159,786
                                                                                --------------
                                  Consumer Durables & Apparel                                                          $        --
                                                                                --------------
                                  Apparel, Accessories & Luxury Goods                                                  $        --
             15,965      15,965   Coach, Inc. *                                                     $     532,273      $   532,273
                                  Total Consumer Durables & Apparel                                 $     532,273      $   532,273
                                  Consumer Services                                                                    $        --
                                  Hotels, Resorts & Cruise Lines                                                       $        --
              9,345       9,345   Carnival Corp.                                                    $     499,677      $   499,677
                                  Total Consumer Services                                           $     499,677      $   499,677
                                  Retailing                                                                            $        --
                                  General Merchandise Stores                                                           $        --
              9,085       9,085   Target Corp.                                                      $     499,402      $   499,402
                                  Home Improvement Retail                                                              $        --
              8,550       8,550   Lowe's Companies, Inc.                                            $     569,943      $   569,943
                                  Specialty Stores                                                                     $        --

             31,647      31,647   Staples, Inc.                                                     $     718,703      $   718,703
                                  Total Retailing                                                   $   1,788,048      $ 1,788,048
                                  Food & Drug Retailing                                                                $        --
                                  Drug Retail                                                                          $        --
              11560       11560   Walgreen Co.                                                      $     511,646      $   511,646
                                  Total Food & Drug Retailing                                       $     511,646      $   511,646
                                  Food, Beverage & Tobacco                                                             $        --
                                  Soft Drinks                                                                          $        --
              9,405       9,405   PepsiCo, Inc.                                                     $     555,647      $   555,647
                                  Total Food, Beverage & Tobacco                                    $     555,647      $   555,647
                                  Media                                                                                $        --
                                  Advertising                                                                          $        --
  1,800                    1800   WPP Group Plc                                     $   97,200                         $    97,200
                                                                                --------------
                                  Total Media                                       $   97,200                         $    97,200
                                                                                --------------
                                  Food, Beverage & Tobacco                                                             $        --
                                  Packaged Foods & Meats                                                               $        --
  1,300                    1300   William Wrigley Jr. Co.                           $   86,437                         $    86,437
                                                                                --------------
                                  Total Food, Beverage & Tobacco                    $   86,437                         $    86,437
                                                                                --------------
                                  Household & Personal Products                                                        $        --
                                  Household Products -                                                                 $        --
             11,140      11,140   Procter & Gamble Co.                                              $     644,783      $   644,783
  1,470                    1470   Colgate-Palmolive Co.                             $   80,630                          #VALUE!
                                                                                --------------
                                  Total Household & Personal Products               $   80,630      $     644,783      $   725,413
                                                                                --------------
                                  Health Care Equipment & Services                                                     $        --
                                  Health Care Equipment                                                                $        --
              10725       10725   St. Jude Medical Inc.                                             $     538,395      $   538,395
              12620       12620   Varian Medical Systems Inc.                                       $     635,291      $   635,291
               6580        6580   Zimmer Holdings, Inc.                                             $     443,755      $   443,755
  1,550        9190       10740   Medtronic, Inc.                                   $   89,234      $     529,068      $   618,302
  1,800                   1,800   Stryker Corp.                                         79,974                         $    79,974
                                                                                --------------
                                                                                    $  169,208                         $   169,208
                                                                                --------------
                                  Health Care Service                                                                  $        --
              14505       14505   Caremark Rx Inc.                                                  $     751,214      $   751,214
                                  Managed Healthcare
              11185               United Health Care Group Inc.                                     $     695,036
                                  HealthCare Supplies
                                  Alcon, Inc.                                                       $     611,712
                                  IMS Health, Inc.                                  $   54,824                         $    54,824
                                                                                --------------
  2,200                   2,200   Total Health Care Equipment & Services            $  224,032      $   4,204,471      $ 4,428,503
                                                                                ---------------------------------
                                  Pharmaceuticals & Biotechnolog                                                       $        --
                                  Biotechnology
              7,945       7,945   Amgen, Inc. *                                                     $     626,543
              8,730       8,730   Genentech, Inc. *                                                       807,525
                                  Pharmaceuticals & Biotechnolog                                                       $        --
    550                     550   Eli Lilly & Co.                                   $   31,125                         $   587,050
  1,450       9,250      10,700   Johnson & Johnson                                     87,145      $     555,925      $   870,142
             18,205      18,205   Teva Pharmaceutical Industries, Ltd. (a)                                782,997
                                                                                --------------
                                                                                   $   118,270                         $   118,270
                                                                                --------------
                                  Total Pharmaceuticals & Biotechnology            $   118,270      $   2,772,990      $ 2,891,260
                                                                                                    -------------
                                  Banks
                                  Diversified Banks
             19,055      19,055   U.S. Bancorp                                                      $     569,554      $   569,554
                                                                                                    -------------
                                  Total Banks                                                       $     569,554      $   569,554
                                                                                                    -------------
                                  Diversified Financials
                                  Asset Management & Custody Banks
                626         626   Ameriprise Financial, Inc.                                        $      25,666      $    25,666
              4,570       4,570   Legg Mason, Inc.                                                        546,984      $   546,984
                                                                                                    -------------
                                                                                                    $     572,650      $   572,650
                                                                                                    -------------

                                  Consumer Finance
              9,085       9,085   American Express Co.                                              $     467,514      $   467,514
              9,505       9,505   SLM Corp.                                                               523,630      $   523,630
                                                                                                    -------------
                                                                                                    $     991,144      $   991,144
                                                                                                    -------------
                                  Diversified Financial Services
              7,805       7,805   Citigroup, Inc.                                                   $     378,777      $   378,777
                                                                                                    -------------
                                  Total Diversified Financials                                      $   1,942,571      $ 1,942,571
                                                                                                    -------------
                                  Banks                                                                                $        --
                                  Regional Banks                                                                       $        --
  1,000                   1,000   UCBH Holdings, Inc.                               $   17,880                         $    17,880
                                                                                ---------------
                                  Total Banks                                       $   17,880                         $    17,880
                                                                                ---------------
                                  Diversified Financials                                                               $        --
                                  Asset Management & Custody Banks                                                     $        --
  1,700                   1,700   State Street Corp.                                $   94,248                         $    94,248
  1,200                   1,200   T. Rowe Price Associates, Inc.                        86,436                         $    86,436
                                                                                ---------------
                                                                                    $  180,684                         $   180,684
                                                                                ---------------
                                  Total Diversified Financials                      $  180,684                         $   180,684
                                                                                                                       -----------

                                  Insurance
                                  Life & Health Insurance
             11,270      11,270   Aflac, Inc.                                                       $     523,153
                                  Total Insurance                                                   $     523,153
                                                                                                    -------------
                                  Insurance -                                                                          $        --
                                  Multi-Line Insurance -                                                               $        --
    400                     400   American International Group, Inc.                $   27,292                         $    27,292
                                  Total Insurance                                   $   27,292
                                  Software & Services
                                  Internet Software & Services
              1,554       1,554   Google, Inc. * (a)                                                $     644,693
                                                                                                    -------------
                                  IT Consulting & Other Services
             10,910      10,910   Cognizant Tech Solutions Corp.*                                   $     549,319
                                                                                                    -------------
                                  Systems Software -
             24,250      24,250   Microsoft Corp.                                                   $     634,138
             38,620      38,620   Oracle Corp. *                                                          471,550
                                  Total Software & Services                                         $   2,299,700

                                  Software & Services                                                                  $        --
                                  Application Software
  1,200                   1,200   Adobe Systems, Inc.                               $   44,352                         $    44,352
                                                                                --------------
                                  Systems Software                                                                     $        --
  3,000                   3,000   Microsoft Corp.                                   $   78,450
  1,700                   1,700   Symantec Corp. *                                      29,750                         $    29,750
                                                                                --------------
                                                                                    $  108,200                         $   108,200
                                                                                --------------
                                  Total Software & Services                         $  152,552                         $   152,552
                                                                                --------------
                                  Technology Hardware & Equipment
                                  Communications Equipment
             19,410      19,410   Comverse Technology, Inc. *                                       $     516,113
             17,880      17,880   Qualcomm, Inc.                                                          770,270
                                                                                                    -------------
                                                                                                    $   1,286,383
                                                                                                    -------------
                                  Total Technology Hardware & Equipment                             $   1,286,383
                                  Semiconductors
                                  Semiconductors
             16,310      16,310   Marvell Technology Group, Ltd. *                                  $     914,828
             17,625      17,625   Texas Instruments, Inc.                                                 565,234
                                                                                                    -------------
                                                                                                    $   1,480,062
                                                                                                    -------------
                                  Total Semiconductors                                              $   1,480,062
                                                                                                    -------------
                                  Technology Hardware & Equipment                                                      $        --
                                  Communications Equipment                                                             $        --

  3,800                   3,800   Cisco Systems, Inc. *                             $   65,056                         $    65,056
                                                                                --------------
                                  Computer Hardware                                                                    $        --
    900                     900   IBM Corp.                                         $   73,980                         $    73,980
                                                                                --------------
                                  Computer Storage & Peripherals                                                       $        --
  3,800                   3,800   EMC Corp. *                                       $   51,756                         $    51,756
                                                                                --------------
                                  Electronic Equipment & Instruments                                                   $        --
    729                     729   National Instruments Corp.                        $   23,363                         $    23,363
                                                                                --------------
                                  Total Technology Hardware & Equipment             $  214,155                         $   214,155
                                                                                --------------
                                  Semiconductors                                                                       $        --
                                  Semiconductor Equipment                                                              $        --
  1,000                   1,000   Applied Materials, Inc.                           $   17,940                         $    17,940
                                                                                --------------
                                  Semiconductors                                                                       $        --
  3,200                   3,200   Intel Corp.                                       $   79,871                         $    79,871
  1,800                   1,800   Linear Technology Corp.                               64,926                         $    64,926
  2,900                   2,900   Microchip Technology                                  93,235                         $    93,235
                                                                                --------------
                                                                                    $  238,032                         $23,573,712
                                                                                --------------
                                  Total Semiconductors                              $  255,972                         $   255,972
                                                                                --------------

                                                                                    $1,943,587      $  23,335,680      $25,279,267
                                                                                                ----------------------------------
                                  TOTAL COMMON STOCKS                         (Cost $1,819,277) (Cost $1,240,610)
                                  TEMPORARY CASH INVESTMENT  -                                      $   1,240,610      $ 1,240,610
                                                                                                    -------------
                                  Security Lending Collateral -
                      1,240,610   Securities Lending Investment Fund
                                  TOTAL TEMPORARY CASH INVESTMENT                                   $   1,240,610      $ 1,240,610
                                                                                                    -------------
                                  (Cost   $1,240,610)


                                                                                                                       $        --
                                  TOTAL INVESTMENT IN SECURITIES -            (Cost $1,819,277) (Cost $23,355,133)(a)
                                                                                    $1,943,587      $  24,576,290      $26,519,877
                                                                                --------------------------------------------------

                                  OTHER ASSETS AND LIABILITIES                      $  (71,411)           (88,913)     $  (160,324)
                                                                                --------------
                                                                                                                       $        --
                                  TOTAL NET ASSETS - 100.0 %                        $1,872,176      $  25,908,008      $27,780,184
                                                                                --------------------------------------------------

                          *       Non-income producing security

    The accompanying notes are an integral part of these financial statements

Pioneer Oak Ridge Large Cap Growth VCT Portfolio

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/05
(Unaudited)

1. Description of the Portfolio

Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap Growth Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty nine separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
     Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
     Pioneer Europe VCT Portfolio (Europe Portfolio)
     Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
     Pioneer Small Company VCT Portfolio (Small Company Portfolio)
     Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
     Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
     Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
     Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
     Pioneer Balanced VCT Portfolio (Balanced Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
     Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
     Pioneer America Income VCT Portfolio (America Income Portfolio)
     Pioneer Money Market VCT Portfolio (Money Market Portfolio)
       (Class I shares only)
     Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer AmPac Growth VCT Portfolio (AmPac Growth Portfolio) \
       (Class II shares only)
     Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth
       Portfolio) (Class II shares only)
     Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
      Growth Portfolio) (Class II shares only)
     Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio)
       (Class I shares only)
     Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio)
       (Class I shares only)
     Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
     Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio)
       (Class II shares only)

     Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio)
       (Class II shares only)
     Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio)
       (Class II shares only)
     Pioneer Ibboston Aggressive Allocation VCT Portfolio (Ibboston Aggressive
       Allocation Portfolio) (Class II share only)
     Pioneer Ibboston Moderate Allocation VCT Portfolio (Ibboston Moderate
       Allocation Portfolio) (Class II shares only)
     Pioneer Ibboston Growth Allocation VCT Portfolio (Ibboston Growth
       Allocation Portfolio) (Class II shares only)
     Pioneer Core Bond VCT Portfolio (Core Bond Portfolio)
       (Class II shares only)

Each Portfolio, except for Global High Yield Portfolio, is diversified.

Portfolio shares may be purchased only by insurance companies for the purpose of Portfolio variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of the Oak Ridge Large Cap Growth Portfolio is to seek capital appreciation.

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of AmPac Growth Portfolio by Oak Ridge Large Cap Growth Portfolio, as if such acquisition had taken place as of January 1, 2005.

Under the terms of an Agreement and Plan of Reorganization between these two Portfolios, the combination of the AmPac Growth Portfolio and Oak Ridge Large Cap Growth Portfolio will be treated as a tax-free business combination (the "Reorganization") and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of AmPac Growth Portfolio in exchange for shares of the Oak Ridge Large Cap Growth Portfolio at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the AmPac Growth Portfolio and Oak Ridge Large Cap Growth Portfolio have been combined as of and for the most recent fiscal year ended December 31, 2005. Following the Reorganization, the Oak Ridge Large Cap Growth Portfolio will be the accounting survivor. Pioneer Investment Management, Inc. (the adviser) has agreed to pay 50% of the expenses associated with the Reorganization, and AmPac Growth
Portfolio and Oak Ridge Large Cap Gowth Portfolio will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the AmPac Growth Portfolio and Oak Ridge Large Cap Gowth Portfolio included in their respective annual reports to shareowners dated December 31, 2005. Adjustments have been made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the Reorganization took place on January 1, 2005.

3. Security Valuation

Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange
(NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued on the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. Temporary cash investments are valued at amortized cost.

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Oak Ridge Large Cap Growth Portfolio that would have been issued at December 31, 2005, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of AmPac Growth Portfolio, as of December 31, 2005, divided by the net asset value per share of Oak Ridge Large Cap Growth Portfolio's shares as of December 31, 2005. The pro forma number of shares outstanding, by class, for the combined Portfolio consists of the following at December 31, 2005:

---------------------------- ------------------------ ---------------------------- --------------------------

                               Shares of Oak Ridge         Additional Shares       Total Outstanding Shares
                                Large Cap Growth            Assumed Issued             Post-Combination
      Class of Shares               Portfolio              In Reorganization
                                 Pre-Combination
---------------------------- ------------------------ ---------------------------- --------------------------
Class II                            2,162,284                156,275                      2,318,559
---------------------------- ------------------------ ---------------------------- --------------------------

5. Federal Income Taxes

Each Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Reorganization, it will continue to be the Oak Ridge Large Cap Growth Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these Portfolios is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Portfolio.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
Pro Forma Statement of Assets & Liabilities
June 30, 2006
(unaudited)

                                                                                                   Pioneer Oak         Pioneer
                                                                  Pioneer                          Ridge Large        Oak Ridge
                                                                 Oak Ridge        Pioneer          Cap Growth     Large Cap Growth
                                                                 Large Cap      AmPac Growth      VCT Portfolio     VCT Portfolio
                                                                Growth VCT          VCT             Pro Forma         Pro Forma
                                                                 Portfolio       Portfolio         Adjustments        Combined
                                                               -------------------------------------------------------------------
ASSETS:
     Investment in securities, at value (Cost $23,503,179
       and $1,743,020, respectively)                           $ 24,514,271       $ 1,849,598                        $ 26,363,869
     Cash                                                         1,354,676            56,680                           1,411,356
     Receivables -
         Fund shares sold                                             8,322            12,894                              21,216
         Dividends, interest and foreign taxes withheld              18,616             1,861                              20,477
         Due from Pioneer Investment Management, Inc.                     -             7,108                               7,108
     Other                                                            2,288               826                               3,114
                                                               ------------     -------------                        ------------
              Total assets                                     $ 25,898,173       $ 1,928,967                        $ 27,827,140
                                                               ------------     -------------                        ------------

LIABILITIES:
     Payables -
         Investment securities purchased                       $     23,723       $         -                        $     23,723
         Fund shares repurchased                                      3,058               271                               3,329
         Upon return of securities loaned                           617,506           107,009                             724,515
     Due to affiliates                                                1,556               738                               2,294
     Accrued expenses                                                37,712            32,458     $  15,584 (b)            85,754
                                                               ------------     -------------                        ------------
              Total liabilities                                $    683,555       $   140,476                             839,615
                                                               ------------     -------------                        ------------

NET ASSETS:
     Paid-in capital                                           $ 24,096,173       $ 1,693,130                        $ 25,789,303
     Undistributed net investment income                             19,776             5,576     $ (15,584)(b)             9,768
     Accumulated net realized income (loss)                          87,577           (16,793)                             70,784
     Net unrealized gain  on:
         Investments                                              1,011,092           106,578                           1,117,670
                                                               ------------     -------------                        ------------
              Total net assets                                 $ 25,214,618       $ 1,788,491                        $ 26,987,525
                                                               ------------     -------------                        ------------

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
     Class II                                                     2,232,722           174,088       (15,674)(a)         2,391,136
                                                               ============     =============                        ============

NET ASSET VALUE PER SHARE:
     Class II                                                  $      11.29        $    10.27                               11.29
                                                               ============     =============                        ============

(a) Class II shares of Pioneer AmPac Growth VCT Portfolio are exchanged for Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio.
(b)  Reflects costs of the reorganization.

   The accompanying notes are an integral part of these financial statements.

PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
Pro Forma Statement of Operations
For the Year Ended June 30, 2006
(unaudited)

                                                                                                     Pioneer            Pioneer
                                                                                                     Oak Ridge         Oak Ridge
                                                                   Pioneer          Pioneer     Large Cap Growth   Large Cap Growth
                                                                  Oak Ridge      AmPac Growth     VCT Portfolio      VCT Portfolio
                                                              Large Cap Growth        VCT          Pro Forma           Pro Forma
                                                                VCT Portfolio      Portfolio      Adjustments          Combined
                                                              ---------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                   $   171,250       $  26,508                         $   197,758
     Interest                                                         43,035           1,468                              44,503
     Income on securities loaned, net                                    298               1                                 299
                                                                 -----------       ----------                        -----------
              Total investment income                            $   214,583       $  27,977                         $   242,560
                                                                 -----------       ----------                        -----------

EXPENSES:
     Management fees                                             $   149,992       $  14,148      $       -          $   164,140
     Transfer agent fees and expenses                                  2,166           1,688           (712) (b)           3,142
     Distribution fees (Class II)                                     49,997           4,716              -               54,713
     Administrative reimbursements                                    18,676          18,708        (17,512) (b)          19,872
     Custodian fees                                                   36,799          17,050        (10,300) (a)          43,549
     Professional fees                                                22,528          33,669        (20,529) (a)          35,668
     Printing expense                                                  8,736           8,876         (5,300) (a)          12,312
     Fees and expenses of nonaffiliated trustees                       5,482           5,563         (5,191) (a)           5,854
     Miscellaneous                                                       925             634         15,584  (c)          17,143
                                                                 -----------       ----------     ---------          -----------
              Total expenses                                     $   295,301       $ 105,052      $ (43,960)         $   356,393
              Less management fees waived and expenses assumed
                 by Pioneer Investment Management, Inc.             (105,278)        (87,131)        59,544  (b)        (132,865)
                                                                 -----------       ----------                        -----------
              Net expenses                                       $   190,023       $  17,921      $  15,584          $   223,528
                                                                 -----------       ----------                        -----------
                 Net investment income                           $    24,560       $  10,056      $ (15,584)         $    19,032
                                                                 -----------       ----------     ---------          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) from investments                   $ 1,016,368       $  (4,995)                        $ 1,011,373
     Change in net unrealized gain or loss from investments          529,486         101,862                             631,348
                                                                 -----------       ----------                        -----------
         Net gain on investments and foreign
           currency transactions                                 $ 1,545,854       $  96,867                         $ 1,642,721
                                                                 -----------       ----------                        -----------
         Net increase in net assets resulting
           from operations                                       $ 1,570,414       $ 106,923      $ (15,584)         $ 1,661,753
                                                                 -----------       ----------     ----------         -----------

(a)  Reflects reduction in expenses due to elimination of duplicate services.
(b) Expense and expense limitations conformed to Pioneer Oak Ridge Large Cap Growth VCT Portfolio's contracts with affiliated parties.
(c)  Includes costs of the reorganization.

            See accompanying notes to pro forma financial statements.

PIONEER OAKRIDGE LARGE CAP GROWTH VCT PORTFOLIO
PRO FORMA
Schedule of Investments
June 30, 2006
(Unaudited)

                                                                                                          Pioneer      Oakridge
                                                                                           Pioneer       Oakridge     Large Cap
                           Oakridge                                                         Ampac        Large Cap    Growth VCT
              Pioneer      Large Cap                                                      Growth VCT       VCT        Portfolio
  Pioneer     Oakridge    Growth VCT                                                      Portfolio     Portfolio      Pro Forma
   Ampac      Large Cap    Portfolio                                          % of
Growth VCT   Growth VCT    Pro Forma                                        Pro Forma
 Portfolio   Portfolio     Combined                                          Combined        Market        Market         Market
  Shares       Shares       Shares                                          Net Assets        Value         Value          Value
  ------       ------       ------                                          ----------        -----         -----          -----
                                     COMMON STOCKS                           95.0%
                                     Energy                                   4.2%
                                     Oil & Gas Equipment & Services
               7,895        7,895    Schlumberger, Ltd.                       1.9%      $             $   514,043   $    514,043
                                                                                        ----------------------------------------
                                     Integrated Oil & Gas                     0.2%
   940                        940    Chevron Corp.                                           58,336                       58,336
                                                                                        ----------------------------------------
                                     Oil & Gas Exploration & Production       2.1%
              12,605       12,605    XTO Energy, Inc.                                                     558,023        558,023
                                                                                        ----------------------------------------
                                     Total Energy                                       $    58,336   $ 1,072,066   $  1,130,402
                                                                                        ----------------------------------------

                                     Materials                                0.3%
                                     Specialty Chemicals                      0.3%
               2,300        2,300    Ecolab, Inc.                                       $             $     93,334  $     93,334
                                                                                        ----------------------------------------
                                     Total Materials                                    $             $     93,334  $     93,334
                                                                                        ----------------------------------------
                                     Capital Goods                           14.8%
                                     Aerospace & Defense                      4.2%
               6,995        6,995    L-3 Communications Holdings, Inc.                  $             $    527,563  $    527,563
               9,660        9,660    United Technologies Corp.                                             612,637       612,637
                                                                                        ----------------------------------------
                                                                                        $             $  1,140,200  $  1,140,200
                                                                                        ----------------------------------------
                                     Electrical Component & Equipment         2.8%
   900                        900    Emerson Electric Co.                                    75,429                       75,429
               9,335        9,335    Rockwell International Corp.                                          672,213       672,213
                                                                                        ----------------------------------------
                                                                                        $    75,429   $    672,213  $    747,642
                                                                                        ----------------------------------------
                                     Industrial Conglomerates                 3.8%
   950                        950    3M Co.                                             $    76,732   $             $     76,732
 2,100        26,470       28,570    General Electric Co.                                    69,216        872,451       941,667
                                                                                        ----------------------------------------
                                                                                        $   145,948   $    872,451  $  1,018,399
                                                                                        ----------------------------------------
                                     Industrial Machinery                     4.0%
               8,540        8,540    Danaher Corp. (a)                                                     549,293       549,293
              12,620       12,620    Ingersoll-Rand Co.                                                    539,884       539,884
                                                                                        ----------------------------------------
                                                                                        $             $  1,089,177  $  1,089,177
                                                                                        ----------------------------------------
                                     Total Capital Goods                                $   442,754   $  3,774,041  $  3,995,418
                                                                                        ----------------------------------------

                                     Transportation                           3.8%
                                     Air Freight & Couriers                   3.8%
 1,400                      1,400    Expeditors International of
                                       Washington, Inc. *                               $    78,414   $             $     78,414
   900                        900    United Parcel Service                                   74,097                       74,097
               7,485        7,485    FedEx Corp.                                                           874,697       874,697
                                                                                        ----------------------------------------
                                     Total Transportation                               $   152,511   $    874,697  $  1,027,208
                                                                                        ----------------------------------------

                                     Consumer Durables & Apparel              1.9%
                                     Apparel, Accessories & Luxury Goods      1.9%
   800        16,200       17,000    Coach, Inc. *                                           23,920        484,380       508,300
                                                                                        ----------------------------------------
                                     Total Consumer Durables & Apparel                  $    23,920   $    484,380  $    508,300
                                                                                        ----------------------------------------

                                     Consumer Services                        4.2%
                                     Leisure Facilities                       0.1%
   670                        670    International Speedway Corp. *                     $    31,068   $             $     31,068
                                                                                        ----------------------------------------
                                     Casinos & Gaming                         1.8%
               6,920        6,920    Harrah's Entertainment, Inc. *                     $             $    492,566  $    492,566
                                                                                        ----------------------------------------
                                     Hotels, Resorts & Cruise Lines           2.2%
              15,850       15,850    Marriott International, Inc. *                     $             $    604,202  $    604,202
                                                                                        ----------------------------------------
                                     Total Consumer Services                            $    31,068   $  1,096,768  $  1,127,836
                                                                                        ----------------------------------------
                                     Media                                    0.3%

                                     Advertising                              0.3%
 1,500                      1,500    WPP Group Plc                                      $    90,435   $             $     90,435
                                                                                        ----------------------------------------
                                     Total Media                                        $    90,435   $             $     90,435
                                                                                        ----------------------------------------

                                     Retailing                                6.5%
                                     Computer & Electronics Retail            1.9%
               9,425        9,425    Best Buy Co., Inc.                                 $             $    516,867  $    516,867
                                                                                        ----------------------------------------
                                     General Merchandise Stores               1.7%
   350         9,200        9,550    Target Corp.                                            17,105        449,604       466,709
                                                                                        ----------------------------------------
                                     Specialty Stores                         2.9%
              32,082       32,082    Staples, Inc. *                                                       780,234       780,234
                                                                                        ----------------------------------------
                                     Total Retailing                                    $    17,105   $  1,746,705  $  1,763,810
                                                                                        ----------------------------------------

                                     Food & Drug Retailing                    1.9%
                                     Drug Retail                              1.9%
              11,730       11,730    Walgreen Co.                                                          525,973       525,973
                                                                                        ----------------------------------------
                                     Total Food & Drug Retailing                        $             $    525,973  $    525,973
                                                                                        ----------------------------------------

                                     Food, Beverage & Tobacco                 2.2%
                                     Packaged Foods & Meats                   0.2%
 1,025                      1,025    William Wrigley Jr. Co.                            $    46,494   $             $     46,494
                                                                                        ----------------------------------------
                                     Soft Drinks                              2.0%
               9,085        9,085    PepsiCo, Inc.                                                         545,463       545,463
                                                                                        ----------------------------------------
                                     Total Food, Beverage & Tobacco                     $    46,494   $    545,463  $    591,957
                                                                                        ----------------------------------------

                                     Household & Personal Products            2.5%
                                     Household Product                        2.5%
 1,170                      1,170    Colgate-Palmolive Co.                              $    70,083   $             $     70,083
              10,835       10,835    Procter & Gamble Co.                                                  602,426       602,426
                                                                                        ----------------------------------------
                                     Total Household & Personal Products                $    70,083   $    602,426  $    672,509
                                                                                        ----------------------------------------
                                     Health Care Equipment & Services         7.3%
                                     Health Care Equipment & Services         5.2%
 1,650         9,175       10,825    Medtronic, Inc.                                    $    77,418   $    430,491  $    507,909
 1,600                      1,600    Stryker Corp. *                                         67,376                       67,376
               9,450        9,450    Varian Medical Systems, Inc. *                                        447,458       447,458
               6,715        6,715    Zimmer Holdings, Inc. *                                               380,875       380,875
                                                                                        ----------------------------------------
                                                                                        $   144,794   $  1,258,824  $  1,403,618
                                                                                        ----------------------------------------
                                     Health Care Technology                   0.1%
   900                        900    IMS Health, Inc.                                        24,165                       24,165
                                                                                        ----------------------------------------
                                     Health Care Services                     2.0%
              10,960       10,960    Caremark Rx, Inc. *                                $             $    546,575  $    546,575
                                                                                        ----------------------------------------
                                     Total Health Care Equipment & Services             $   168,959   $  1,805,399  $  1,974,358
                                                                                        ----------------------------------------
                                     Pharmaceuticals & Biotechnology          6.2%
                                     Biotechnology                            4.1%
               6,060        6,060    Amgen, Inc. *                                      $             $    395,294  $    395,294
               8,845        8,845    Genentech, Inc. *                                                     723,521       723,521
                                                                                        ----------------------------------------
                                                                                        $             $  1,118,815  $  1,118,815
                                                                                        ----------------------------------------
                                     Pharmaceuticals                          2.1%
   550                        550    Eli Lilly & Co.                                    $    30,399   $             $     30,399
 1,250                      1,250    Johnson & Johnson                                       74,900                       74,900
              14,200       14,200    Teva Pharmaceutical
                                       Industries, Ltd. (a)                                 448,578       448,578
                                                                                        ----------------------------------------
                                                                                        $   105,299   $    448,578  $    553,877
                                                                                        ----------------------------------------
                                     Total Pharmaceuticals & Biotechnology              $   105,299   $  1,567,393  $  1,672,692
                                                                                        ----------------------------------------
                                     Banks                                    2.4%
                                     Regional Banks                           0.2%
 2,700                      2,700    UCBH Holdings, Inc. (a)                            $    44,658   $             $     44,658
                                                                                        ----------------------------------------
                                     Diversified Banks                        2.2%
              19,310       19,310    U.S. Bancorp                                       $             $    596,293  $    596,293
                                                                                        ----------------------------------------
                                     Total Banks                                        $    44,658   $    596,293  $    640,951
                                                                                        ----------------------------------------
                                     Diversified Financials                   9.1%
                                     Asset Management & Custody Banks         2.3%
 1,500                      1,500    State Street Corp.                                 $    87,135   $             $     87,135
 2,200                      2,200    T. Rowe Price Associates, Inc.                          83,182                       83,182
               4,635        4,635    Legg Mason, Inc. *                                 $             $    461,275  $    461,275
                                                                                        ----------------------------------------
                                                                                        $             $             $    631,592
                                                                                        ----------------------------------------

                                     Consumer Finance                         3.6%
               8,660        8,660    American Express Co.                               $             $    460,885  $    460,885
               9,630        9,630    SLM Corp.                                                             509,620       509,620
                                                                                        ----------------------------------------
                                                                                        $             $    970,505  $    970,505
                                     Investment Banking & Brokerage           1.8%
              30,165       30,165    Charles Schwab Corp. *                             $             $    482,037  $    482,037
                                                                                        ----------------------------------------
                                     Diversified Financial Services           1.4%
               7,905        7,905    Citigroup, Inc.                                    $             $    381,337  $    381,337
                                                                                        ----------------------------------------
                                     Total Diversified Financials                       $   170,317   $  2,295,154  $  2,465,471
                                                                                        ----------------------------------------

                                     Insurance                                2.0%
                                     Life & Health Insurance                  2.0%
              11,435       11,435    Aflac, Inc.                                        $             $    530,012  $    530,012
                                                                                        ----------------------------------------
                                     Total Insurance                                    $             $    530,012  $    530,012
                                                                                        ----------------------------------------

                                     Software & Services                     10.4%
                                     Application Software                     0.2%
 2,200                      2,200    Adobe Systems, Inc. *                              $    66,792   $             $     66,792
                                                                                        ----------------------------------------
                                     Internet Software & Services             2.4%
               1,574        1,574    Google, Inc. *                                     $             $    660,025  $    660,025
                                                                                        ----------------------------------------
                                     IT Consulting & Other Services           3.3%
              13,230       13,230    Cognizant Tech Solutions Corp. *                   $             $    891,305  $    891,305
                                                                                        ----------------------------------------
                                     Systems Software                         4.4%
 3,000        23,635       26,635    Microsoft Corp.                                    $    69,900   $    550,696  $    620,596
              39,175       39,175    Oracle Corp. *                                                        567,646       567,646
                                                                                        ----------------------------------------
                                                                                        $             $  1,118,342  $  1,188,242
                                                                                        ----------------------------------------
                                     Total Software & Services                          $   136,692   $  2,669,672  $  2,806,364
                                                                                        ----------------------------------------
                                     Technology Hardware & Equipment          8.9%
                                     Communications Equipment                 6.5%
 3,800        25,250       29,050    Cisco Systems, Inc. *                              $    74,214   $    493,133  $    567,347
              19,540       19,540    Corning, Inc. *                                                       472,673       472,673
              18,130       18,130    Qualcomm, Inc.                                                        726,469       726,469
                                                                                        ----------------------------------------
                                                                                        $             $  1,692,275  $  1,766,489
                                     Computer Storage & Peripherals           0.2%
 4,800                      4,800    EMC Corp. *                                        $    52,656   $             $     52,656
                                                                                        ----------------------------------------
                                     Electronic Equipment & Instruments       0.0%
   429                        429    National Instruments Corp.                         $    11,755   $             $     11,755
                                                                                        ----------------------------------------
                                     Computer Hardware                        1.0%
   700                        700    IBM Corp. *                                        $    53,774   $             $     53,774
               3,665        3,665    Apple Computer, Inc. *                             $             $    209,345  $    209,345
                                                                                         ----------------------------------------
                                                                                        $             $             $    263,119
                                     Electronic Manufacturing Services        1.2%
              12,540       12,540    Jabil Circuit, Inc. *                              $             $    321,024  $    321,024
                                                                                         ----------------------------------------
                                    Total Technology Hardware & Equipment               $   192,399   $  2,222,644  $  2,415,043
                                                                                         ----------------------------------------

                                     Semiconductors                           5.9%
 3,200                      3,200    Intel Corp.                                        $    60,640                 $     60,640
 1,800                      1,800    Linear Technology Corp. (a)                             60,281                       60,281
               8,125        8,125    Marvell Technology Group, Ltd. *                                      360,181       360,181
              14,700       14,700    Microchip Technology                                    83,875        493,185       577,060
 2,500        17,860       20,360    Texas Instruments, Inc.                                               540,979       540,979
                                                                                        ----------------------------------------
                                                                                        $   204,796   $  1,394,345  $  1,599,141
                                                                                        ----------------------------------------
                                     Semiconductor Equipment                  0.0%
   500                        500    Applied Materials, Inc.                            $     8,140   $             $      8,140
                                                                                        ----------------------------------------
                                     Total Semiconductors                               $   212,936   $  1,394,345  $  1,607,281
                                                                                        ----------------------------------------
                                     TOTAL COMMON STOCKS                                $ 1,963,966   $ 23,896,765  $ 25,639,354
                                                                                        ----------------------------------------

                                     TEMPORARY CASH INVESTMENTS               2.7%
                                     Security Lending Collateral              2.7%
                                                                                        ----------------------------------------
             617,506      617,506    Securities Lending Investment
                                       Fund, 4.24%                                      $   107,009   $    617,506  $    724,515
                                                                                        ----------------------------------------
                                     TOTAL TEMPORARY CASH INVESTMENTS                       107,009        617,506       724,515
                                                                                        ----------------------------------------
                                     TOTAL INVESTMENT IN SECURITIES          97.7%      $ 1,849,598   $ 24,514,271  $ 26,363,869
                                                                                        ----------------------------------------
                                     OTHER ASSETS AND LIABILITIES             2.3%      $   (61,107)  $    700,347  $    623,656(a)
                                                                                        ----------------------------------------
                                     TOTAL NET ASSETS                        100.0%     $ 1,788,491   $ 25,214,618  $ 26,987,525
                                                                                        ========================================
                                     TOTAL INVESTMENTS AT COST                          $ 1,743,020   $ 23,503,179  $ 25,246,199
                                                                                        ========================================

(a)  Reflects costs of the reorganization.

     No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consummation of the merger no securities would need to be sold in order for Pioneer Oak Ridge Large Cap Growth VCT Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
6/30/06
(Unaudited)

1. Description of the Portfolio

Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap Growth Portfolio) is a Portfolio of Pioneer Variable Contracts Trust (the Trust). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty-seven separate portfolios, thirteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

     Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
     Pioneer Europe VCT Portfolio (Europe Portfolio)
     Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
     Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
     Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
     Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
     Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
     Pioneer Balanced VCT Portfolio (Balanced Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
     Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
     Pioneer America Income VCT Portfolio (America Income Portfolio)
     Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
     Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer AmPac Growth VCT Portfolio (AmPac Growth Portfolio) (Class II shares only)
     Pioneer Small and Mid Cap Growth VCT Portfolio (Small and Mid Cap Growth Portfolio) (Class II shares only)
     Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
     Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio) (Class I shares only)
     Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)
     Pioneer Cullen Value VCT Portfolio (Cullen Value Portfolio) (Class II shares only)
     Pioneer Equity Opportunity VCT Portfolio (Equity Opportunity Portfolio) (Class II shares only)
     Pioneer Global High Yield VCT Portfolio (Global High Yield Portfolio) (Class II shares only)

     Pioneer Ibboston Aggressive Allocation VCT Portfolio (Ibboston Aggressive Allocation Portfolio) (Class II share only)
     Pioneer Ibboston Moderate Allocation VCT Portfolio (Ibboston Moderate Allocation Portfolio) (Class II shares only)
     Pioneer Ibboston Growth Allocation VCT Portfolio (Ibboston Growth Allocation Portfolio) (Class II shares only)
     Pioneer Core Bond VCT Portfolio (Core Bond Portfolio) (Class II shares only)

Each Portfolio, except for Global High Yield Portfolio, is diversified.

Portfolio shares may be purchased only by insurance companies for the purpose of Portfolio variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of the Oak Ridge Large Cap Growth Portfolio is to seek capital appreciation.

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of AmPac Growth Portfolio by Oak Ridge Large Cap Growth Portfolio, as if such acquisition had taken place as of July 1, 2005.

Under the terms of an Agreement and Plan of Reorganization between these two Portfolios, the combination of the AmPac Growth Portfolio and Oak Ridge Large Cap Growth Portfolio will be treated as a tax-free business combination (the "Reorganization") and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of AmPac Growth Portfolio in exchange for shares of the Oak Ridge Large Cap Growth Portfolio at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the AmPac Growth Portfolio and Oak Ridge Large Cap Growth Portfolio have been combined as of and for the twelve months ended June 30, 2006. Following the Reorganization, the Oak Ridge Large Cap Growth Portfolio will be the accounting survivor. Pioneer Investment Management, Inc. (the advisor) has agreed to pay 50% of the expenses associated with the Reorganization, and AmPac Growth Portfolio and Oak Ridge Large Cap Gowth Portfolio will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the AmPac Growth Portfolio and Oak Ridge Large Cap Gowth Portfolio included in their semiannual and annual reports to shareowners dated June 30, 2006, and December 31, 2005, respectively. Adjustments have been made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the Reorganization took place on July 1, 2005.

3. Security Valuation

Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange
(NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued on the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. Temporary cash investments are valued at amortized cost.

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Oak Ridge Large Cap Growth Portfolio that would have been issued at June 30, 2006, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of AmPac Growth Portfolio, as of June 30, 2006, divided by the net asset value per share of Oak Ridge Large Cap Growth Portfolio's shares as of June 30, 2006. The pro forma number of shares outstanding, by class, for the combined Portfolio consists of the following at June 30, 2006:

---------------------------------------------------------------------------------------------
                     Shares of Oak Ridge
                      Large Cap Growth         Additional Shares
Class of Shares           Portfolio              Assumed Issued      Total Outstanding Shares
Class of Shares        Pre-Combination         In Reorganization         Post-Combination
---------------------------------------------------------------------------------------------
Class II                 2,232,722                  158,414                  2,391,136
---------------------------------------------------------------------------------------------

5. Federal Income Taxes

   Each Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Reorganization, it will continue to be the Oak Ridge Large Cap Growth Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The identified cost of investments for these Portfolios is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Portfolio.

                                     PART C

                                OTHER INFORMATION
                        PIONEER VARIABLE CONTRACTS TRUST

                            (on behalf of its series,
               Pioneer Ibbotson Moderate Allocation VCT Portfolio
                    Pioneer International Value VCT Portfolio
                Pioneer Oak Ridge Large Cap Growth VCT Portfolio)

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 25 of the most recently filed Registration Statement of Pioneer Variable Contracts Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 033-84546 and 811-08786), as filed with the Securities and Exchange Commission on April 27, 2006 (Accession No. 0000930709-06-000040), which information is incorporated herein by reference.

ITEM 16.     EXHIBITS

(1)(a)        Amended Agreement and Declaration of Trust                                     (1)

(1)(b)        Amended Certificate of Trust                                                   (1)

(1)(c)        Amendments to Amended Agreement and Declaration of Trust                       (2)(3)(4)(5)
                                                                                             (6)(7)(9)(10)
                                                                                             (11)(12)(13)
                                                                                             (14)(15)(18)

(2)           Amended and Restated By-Laws                                                   (8)

(3)           Not applicable

(4)           Form of Agreement and Plan of Reorganization                                   (21)

(5)           Reference is made to Exhibits (1) and (2) hereof

(6)(a)        Management Contract - Pioneer Ibbotson Moderate Allocation VCT Portfolio       (15)

(6)(b)        Management Contract - Pioneer International Value VCT Portfolio                (20)

(6)(c)        Management Contract - Pioneer Oak Ridge Large Cap Growth VCT Portfolio         (16)


(6)(d)        Subadvisory Agreement between Pioneer Investment Management, Inc. and          (20)
              Ibbotson Associates Advisors, LLC, with respect to Pioneer Ibbotson Moderate
              Allocation VCT Portfolio

(6)(e)        Subadvisory Agreement between Pioneer Investment Management,                   (16)


              Inc. and Oak Ridge Investments, LLC, with respect to Pioneer Oak
              Ridge Large Cap Growth VCT Portfolio

(6)(f)        Expense Limitation Agreement (*)

(7)           Underwriting Agreement with Pioneer Funds Distributor, Inc.                    (8)

(8)           Not applicable

(9)           Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.   (17)

(10)(a)       Distribution Plan relating to Class II Shares                                  (18)

(10)(b)       Multiple Class Plan Pursuant to Rule 18f-3                                     (18)

(11)          Opinion of Counsel (legality of securities being offered)                      (*)

(12)          Form of opinion as to tax matters and consent                                  (*)

(13)(a)       Investment Company Service Agreement between the Registrant and
              Pioneer (20) Investment Management Shareholder Services, Inc.

(13)(b)       Administration Agreement between the Registrant and Pioneer Investment         (20)
              Management, Inc.

(13)(c)       Administrative and Fund Accounting Agency Agreement between the Registrant     (20)
              and Brown Brothers Harriman & Co.

(14)          Consents of Independent Registered Public Accounting Firm                      (*)

(15)          Not applicable

(16)          Power of Attorney (*)

(17)(a)       Code of Ethics - Pioneer Investment Management, Inc.                           (20)

(17)(b)       Code of Ethics - Pioneer Funds                                                 (20)

(17)(c)       Code of Ethics - Pioneer Funds Distributor, Inc.                               (20)

(17)(d)       Code of Ethics - Ibbotson Associates Advisors, LLC                             (16)

(17)(e)       Code of Ethics - Oak Ridge Investments, LLC                                    (12)

(17)(f)       Code of Ethics - L. Roy Papp & Associates, LLP                                 (12)

(17)(g)       Form of Proxy Cards                                                            (*)

(1) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission (the "SEC") on August 8, 1995 (Accession No.
0000930709-95-000005).

(2) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on August 18, 1997 (Accession No. 0000930709-97-000011).

(3) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on July 16, 1998 (Accession No. 0000930709-98-000013).

(4) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on June 4, 1999 (Accession No. 0000930709-99-000016).

(5) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on January 12, 2000 (Accession No. 0000930709-00-000002).

(6) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on July 6, 2000 (Accession No. 0000930709-00-000018).

(7) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on January 18, 2001 (Accession No. 0001016964-01-000006).

(8) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on April 26, 2001 (Accession No. 0001016964-01-500006).

(9) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on October 22, 2001 (Accession No. 0000930709-01-500036).

(10) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on May 1, 2002 (Accession No. 0001016964-02-000111).

(11) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-

84546; 811-08786), as filed with the SEC on February 18, 2003 (Accession No. 0001016964-03-000044).

(12) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on November 18, 2003 (Accession No. 0001016964-03-000241).

(13) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on April 29, 2004 (Accession No. 0001016964-04-000122).

(14) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-14 (File No. 333-118431) as filed with the SEC on August 20, 2004 (Accession No. 0001145443-04-001270).

(15) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on February 4, 2005 (Accession No. 0001016964-05-000048).

(16) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on April 13, 2005 (Accession No. 0001016964-05-000141).

(17) Previously filed. Incorporated by reference from the exhibits filed with the Registrant's Registration Statement on Form N-14 (File Nos. 333-126665), as filed with the SEC on July 17, 2005 (Accession No. 0001145443-05-001556).

(18) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on October 20, 2005 (Accession No. 0000930709-05-000027).

(19) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on March 1, 2006 (Accession No. 0000930709-06-000015).

(20) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the SEC on April 27, 2006 (Accession No. 0000930709-06-000040).

(21) Filed herewith as Exhibit A to the Proxy Statement and Prospectus included as Part A of this Registration Statement.

(*) Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC after the consummation of the reorganizations contemplated by this Registration Statement on Form N-14.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 29th day of September, 2006.

                          PIONEER VARIABLE CONTRACTS TRUST,

                          On behalf of its series,
                              Pioneer Ibbotson Moderate Allocation VCT Portfolio Pioneer International Value VCT Portfolio
                              Pioneer Oak Ridge Large Cap Growth VCT Portfolio

                                   By: /s/ Osbert M. Hood
                                   ----------------------
                                   Osbert M. Hood
                                   Executive Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                              Title                                Date

/s/ John F. Cogan, Jr.                Chairman of the Board, Trustee,             September 29, 2006
---------------------------
John F. Cogan, Jr.                    and President

/s/ Vincent Nave                      Chief Financial Officer,                    September 29, 2006
---------------------------
Vincent Nave                          Principal Accounting Officer, and
                                      Treasurer
         *
---------------------------
David R. Bock                         Trustee
         *
---------------------------
Mary K. Bush                          Trustee
         *
---------------------------
John F. Cogan, Jr.                    Trustee
         *
---------------------------
Margaret B.W. Graham                  Trustee
         *
---------------------------
Thomas J. Perna                       Trustee
         *
---------------------------
Marguerite A. Piret                   Trustee
         *
---------------------------
John Winthrop                         Trustee


*  By:/s/ Osbert M. Hood                                     September 29, 2006
      -----------------------------------
         Osbert M. Hood, Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.  Description

(6)(f)       Expense Limitation Agreement

(11)         Opinion of Counsel

(12)         Form of opinion as to tax matters and consent

(14)         Consents of Independent Registered Public Accounting Firm

(16)         Power of Attorney

(17)(g)      Form of Proxy Cards